   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 12, 1999.


                                            REGISTRATION STATEMENT NO. 333-65107

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         TRIAD AUTO RECEIVABLES TRUSTS
                           (Issuer of the Securities)
                            ------------------------

                          TRIAD FINANCIAL CORPORATION
                    (Sponsor of the trusts described herein)

       CALIFORNIA           7711 CENTER AVENUE, SUITE 100          33-0356705
     (Jurisdiction)      HUNTINGTON BEACH, CALIFORNIA 92647   (Identification no.)
                                   (714) 373-8300
                          (Address, including zip code and
                                  telephone number
                          including area code of principal
                                  executive office)

                            ------------------------

                              HELEN R. KRAUS, ESQ.
                          TRIAD FINANCIAL CORPORATION
                         7711 CENTER AVENUE, SUITE 100
                       HUNTINGTON BEACH, CALIFORNIA 92647
                                 (714) 373-8300

(Name, address, including zip code and telephone number, including area code, of agent for service)
                            ------------------------

                                    COPY TO:
                            MALCOLM S. DORRIS, ESQ.
                             DECHERT PRICE & RHOADS
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112
                                 (212) 698-3519

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement, as determined by market conditions.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If this Form is filed as a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                        CALCULATION OF REGISTRATION FEE


                                                           PROPOSED MAXIMUM     PROPOSED MAXIMUM
        TITLE OF SECURITIES              AMOUNT TO       AGGREGATE PRICE PER   AGGREGATE OFFERING       AMOUNT OF
         TO BE REGISTERED              BE REGISTERED           UNIT(1)              PRICE(1)       REGISTRATION FEE(2)
Auto Receivables Asset Backed
  Securities.......................      $1,000,000              100%              $1,000,000              $295


(1) Estimated solely for the purpose of calculating the registration fee.

(2) Previously paid.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


    This Registration Statement contains (i) two forms of Prospectus Supplement relating to future offerings by a Triad Auto Receivables Trust of a Series of Asset Backed Securities described therein and (ii) a form of Prospectus relating to the offering of Series of Asset Backed Securities by various Triad Auto Receivables Trusts created from time to time by Triad Financial Corporation. The forms of Prospectus Supplement relates only to the securities described therein and each is a form that may be used by Triad Financial Corporation to offer Asset Backed Securities under this Registration Statement.

                       SUBJECT TO COMPLETION, DATED [  ]

FORM OF PROSPECTUS SUPPLEMENT
TO PROSPECTUS DATED [  ], 199[ ]

                                      $[ ]

                TRIAD AUTO RECEIVABLES OWNER TRUST 199[ ] - [ ]

                    $[ ] [ ]% ASSET BACKED NOTES, CLASS A-1
                    $[ ] [ ]% ASSET BACKED NOTES, CLASS A-2
                     $[ ] [ ]% ASSET BACKED NOTES, CLASS B

                  TRIAD FINANCIAL SPECIAL PURPOSE CORPORATION
                                    (SELLER)
                          TRIAD FINANCIAL CORPORATION
                                   (SERVICER)

    The [ ]% Asset Backed Notes, Class A-1 (the "Class A-1 Notes"), the [ ]% Asset Backed Notes, Class A-2 (the "Class A-2 Notes; together with the Class A-1 Notes, the "Class A Notes") and the [ ]% Asset Backed Notes, Class B (the "Class B Notes" and together with the Class A Notes, the "Notes") will be issued pursuant to an Indenture (the "Indenture") between Triad Auto Receivables Owner Trust 199[ ] - [ ], as Issuer (the "Issuer"), and [ ], as Indenture Trustee (the "Indenture Trustee"). The Class A-2 Notes will be subordinated to the Class A-1 Notes to the extent described herein; the Class B Notes will be subordinated to the Class A Notes to the extent described herein. The Class A-1 Notes will have an initial aggregate principal balance of $[ ], the Class A-2 Notes will have an initial aggregate principal balance of $[ ] and the Class B Notes will have an initial aggregate principal balance of $[ ]. The Reserve Account (as defined herein) will serve as credit enhancement for the Notes.

    The assets of the Issuer include a pool of non-prime motor vehicle retail installment contracts, a security interest in the vehicles financed thereby, the Reserve Account and certain other property, as more fully described herein. The aggregate principal balance of such pool as of the Cutoff Date was $[ ].

    Principal and interest will be distributed to the Class A-1 Noteholders, the Class A-2 Noteholders and the Class B Noteholders on the [ ] day of each month (or, if such day is not a Business Day, the next Business Day), commencing [ ]. Payments of interest on the Class A-2 Notes will be subordinated in priority of payment to interest on the Class A-1 Notes, and payments of principal on the Class A-2 Notes will be subordinated in priority of payment to principal due on the Class A-1 Notes, to the extent described herein. Payments of interest on the Class B Notes will be subordinated in priority of payment to interest on the Class A Notes and payments of principal on the Class B Notes will be subordinated in priority of payment to principal due on the Class A Notes, to the extent described herein. The "Final Scheduled Payment Date" on the Notes is [ ].


    The Underwriter has agreed to purchase from the Seller the Notes at a purchase price equal to [ ]% of the principal amount thereof, subject to the terms and conditions set forth in the Underwriting Agreement referred to herein under "Plan of Distribution". The aggregate proceeds to the Seller, after deducting expenses payable by the Seller, estimated at $[ ] will be $[ ]. The Underwriter proposes to offer the Notes from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Underwriting" herein.



    PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE FACTORS SET FORTH UNDER "RISK FACTORS" AT PAGE S-11 HEREIN AND PAGE 11 IN THE ACCOMPANYING PROSPECTUS.


    THE NOTES WILL REPRESENT OBLIGATIONS OF THE ISSUER AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF TRIAD FINANCIAL CORPORATION, THE SERVICER, THE SELLER OR ANY AFFILIATE THEREOF. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [UNDERWRITER]
                             ---------------------

                The date of this Prospectus Supplement is [  ].

                             AVAILABLE INFORMATION

    Triad Financial Corporation (the "Sponsor") has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (together with all amendments and exhibits thereto, referred to herein as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities offered pursuant to this Prospectus. For further information, reference is made to the Registration Statement which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional offices at 500 West Madison, 14th Floor, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a website (http://www.sec.gov) at which the Registration Statement and other information regarding the Seller may be accessed.

    The Servicer, on behalf of the Trust, will also file or cause to be filed with the Commission such periodic reports as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. Upon the receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriters (as defined herein) or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Sponsor, the Seller or the Underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus Supplement and any Prospectus with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus Supplement and any Prospectus with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Notes offered hereby and thereby, nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus Supplement at any time does not imply that information herein is correct as of any time subsequent to its date.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    All documents filed by the Sponsor with respect to the Registration Statement, either on its own behalf or on behalf of the Trust, relating to the Notes, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Prospectus Supplement and prior to the termination of any offering of the Notes offered hereby, shall be deemed to be incorporated by reference in this Prospectus Supplement and to be a part of this Prospectus Supplement from the date of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus Supplement.

                           REPORTS TO SECURITYHOLDERS

    Unless and until Definitive Securities are issued, periodic reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust to the Indenture Trustee and Cede & Co., as nominee of The Depository Trust Company ("DTC") and registered holder of the Securities. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Servicer will file with the Commission such periodic reports as are required under the Exchange Act, and the rules and regulations thereunder and as are otherwise agreed to by the Commission. Copies of such periodic reports may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                    SUMMARY

    THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS. CERTAIN CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED THERETO ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT OR THE PAGES INDICATED IN THE "INDEX OF TERMS" OR, TO THE EXTENT NOT DEFINED HEREIN, HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE PROSPECTUS.


Issuer............................  Triad Auto Receivables Owner Trust 199[  ] - [  ], a
                                    Delaware business trust (the "Issuer" or the "Trust"),
                                    wholly-owned by Triad Financial Special Purpose
                                    Corporation.

Seller............................  Triad Financial Special Purpose Corporation, a Delaware
                                    corporation (the "Seller").

Servicer..........................  Triad Financial Corporation, a California corporation
                                    ("Triad" and, in its capacity as Servicer under the Sale
                                    and Servicing Agreement, the "Servicer").

Owner Trustee.....................  [Name and Address]

Indenture Trustee and
  Backup Servicer.................  [Name and Address]

Cutoff Date.......................  [  ] (the "Cutoff Date").

Closing Date......................  [  ] (the "Closing Date").

Securities Offered................  The Notes will consist of three classes, entitled [  ]%
                                    Asset Backed Notes, Class A-1 (the "Class A-1 Notes"),
                                    the [  ]% Asset Backed Notes, Class A-2 (the "Class A-2
                                    Notes"; together with the Class A-1 Notes, the "Class A
                                    Notes") and [  ]% Asset Backed Notes, Class B (the
                                    "Class B Notes"; together with the Class A Notes, the
                                    "Notes"). The Notes will be offered for purchase in
                                    minimum denominations of $[  ] and integral multiples of
                                    $1,000 in excess thereof, except that one Note of each
                                    Class may be issued in an additional amount equal to any
                                    remaining portion of the original Note Balance of such
                                    Class. The Notes will be offered in book entry form
                                    only. See "Description of the Securities--Book Entry
                                    Registration" in the Prospectus.

                                    The "Class A-1 Percentage" of collections on the
                                    Receivables will equal, as of any Payment Date, the
                                    lesser of (a) a fraction (expressed as a percentage),
                                    the numerator of which is the Class A-1 Note Balance,
                                    before giving effect to any distributions of principal
                                    on such Payment Date, and the denominator of which is
                                    the Aggregate Principal Balance as of the opening of
                                    business on the first day of the related Collection
                                    Period and (b) [  ]%.

                                    The "Class A-2 Percentage" of collections on the
                                    Receivables will equal, as of any Payment Date, the
                                    lesser of (a) a fraction (expressed as a percentage),
                                    the numerator of which is the Class A-2 Note Balance,
                                    before giving effect to any distributions of principal
                                    on such Payment Date, and the denominator of which is
                                    the Aggregate Principal Balance as of the opening of

                                    business on the first day of the related Collection
                                    Period and (b) [  ]%. The "Class B Percentage" of
                                    collections on the Receivables will equal, as of any
                                    Payment Date, the lesser of (a) a fraction (expressed as
                                    a percentage), the numerator of which is the Class B
                                    Note Balance, before giving effect to any distributions
                                    of principal on such Payment Date, and the denominator
                                    of which is the Aggregate Principal Balance as of the
                                    opening of business on the first day of the related
                                    Collection Period and (b) [  ]%. The Class A-2 Notes are
                                    subordinated to the Class A-1 Notes to the extent
                                    described herein and the Class B Notes are subordinated
                                    to the Class A Notes to the extent described herein. See
                                    "Priority of Distribution Amounts" below and "The
                                    Notes--Priority of Distribution Amounts." The Notes will
                                    have a Final Scheduled Payment Date of [  ].

Trust Property....................  The property of the Trust (the "Trust Property") will include: (i) a pool of certain motor vehicle retail
                                    installment contracts sold and assigned by the Seller to
                                    the Trust on the Closing Date (the "Receivables")
                                    secured by new and used automobiles and light-duty
                                    trucks (the "Financed Vehicles"); (ii) certain monies
                                    payable thereunder after the Cutoff Date; (iii) security
                                    interests in the Financed Vehicles; (iv) any proceeds
                                    from claims on certain insurance policies; (v) certain
                                    rights under the Receivables Purchase Agreement and the
                                    Sale and Servicing Agreement; (vi) certain bank
                                    accounts, including the Reserve Account, and the
                                    proceeds thereof; and (vii) all proceeds of the
                                    foregoing. See "Trust Property."

Initial Class A-1
  Note Balance....................  The Class A-1 Notes will be issued in an initial principal amount of $[  ] which is equal to the initial
                                    Class A-1 Percentage of the Cutoff Date Principal
                                    Balance. The "Class A-1 Note Balance" as of any date
                                    will be equal to the initial Class A-1 Note Balance less
                                    all principal distributed to holders of Class A-1 Notes
                                    ("Class A-1 Noteholders") prior to such date.

Class A-1 Interest Rate...........  [  ]% per annum (the "Class A-1 Interest Rate"), payable monthly in arrears at one-twelfth of the annual rate,
                                    calculated on the basis of a 360-day year consisting of
                                    twelve 30-day months.

Initial Class A-2
  Note Balance....................  The Class A-2 Notes will be issued in an initial principal amount of $[  ] which is equal to the initial
                                    Class A-2 Percentage of the Cutoff Date Principal
                                    Balance. The "Class A-2 Note Balance" as of any date
                                    will be equal to the initial Class A-2 Note Balance less
                                    all principal distributed to holders of Class A-2 Notes
                                    ("Class A-2 Noteholders") prior to such date.

Class A-2 Interest Rate...........  [  ]% per annum (the "Class A-2 Interest Rate"), payable monthly in arrears at one-twelfth of the annual rate,
                                    calculated on the basis of a 360-day year consisting of
                                    twelve 30-day months.

Initial Class B
  Note Balance....................  The Class B Notes will be issued in an initial principal amount of $[  ] which is equal to the initial Class B
                                    Percentage of the Cutoff Date Principal Balance. The
                                    "Class B Note Balance" as of any date will be equal to
                                    the initial Class B Note Balance less all principal
                                    distributed to holders of Class B Notes ("Class B
                                    Noteholders") prior to such date.

Class B Interest Rate.............  [  ]% per annum (the "Class B Interest Rate"), payable monthly in arrears at one-twelfth of the annual rate,
                                    calculated on the basis of a 360-day year consisting of
                                    twelve 30-day months.

Receivables.......................  Pursuant to a Receivables Purchase Agreement (the
                                    "Receivables Purchase Agreement") between Triad and the
                                    Seller, Triad will sell and assign all of its right,
                                    title and interest in and to the Receivables, Financed
                                    Vehicles and other property as described below to the
                                    Seller. Pursuant to the Sale and Servicing Agreement,
                                    the Seller will sell and assign to the Trust all of its
                                    right, title and interest in and to the Receivables and
                                    such other property. On the Closing Date, the Trust will
                                    pledge the Receivables to the Indenture Trustee for the
                                    benefit of the Noteholders pursuant to the Indenture.

                                    The Receivables arise from loans generally originated by
                                    automobile dealers for sale and assignment to Triad
                                    pursuant to Triad's auto loan programs. Triad's auto
                                    loan programs target automobile purchasers with marginal
                                    credit ratings who are generally unable to obtain credit
                                    from banks or other low-risk lenders. See "Triad's
                                    Automobile Financing Program."

                                    As of the Cutoff Date, the aggregate outstanding
                                    principal balance of the Receivables was $[  ].

                                    Each Receivable is either a Precomputed Receivable or a
                                    Simple Interest Receivable. As of the Cutoff Date, the
                                    Receivables had a weighted average annual percentage
                                    rate ("APR") of approximately [  ]%, a weighted average
                                    original term to [  ] months and a weighted average
                                    remaining term to [  ] months. As of the Cutoff Date, no
                                    Receivable had a scheduled maturity date later than
                                    [  ]. See "The Receivables."

Payment Date......................  The [  ]th day of each month (or if such day is not a
                                    Business Day, then the next Business Day), commencing
                                    [  ] (each, a "Payment Date"). "Business Day" means any
                                    day other than a Saturday, Sunday or other day on which
                                    commercial banking institutions or trust companies in
                                    New York, New York, the State in which the Corporate
                                    Trust Office is located or the State in which the
                                    executive offices of the Servicer are located are
                                    authorized or required to be closed.

Interest..........................  Interest on each class of Notes will accrue from the
                                    Cutoff Date or the most recent Determination Date on
                                    which interest has been paid on such Notes to but
                                    excluding the next

                                    Determination Date. With respect to each class of Notes,
                                    on each Payment Date, the Indenture Trustee will be
                                    required to pay pro rata to the holders of record of the
                                    applicable class of Notes as of the [  ]th day of the
                                    month of such Payment Date (or if such [  ]th day is not
                                    a Business Day, the immediately preceding Business Day)
                                    (each such date, a "Record Date"), interest payable with
                                    respect to the applicable class of Notes. The amount of
                                    interest payable on the Class A-1 Notes on each Payment
                                    Date is an amount equal to 30 days of interest at the
                                    Class A-1 Interest Rate on the Class A-1 Note Balance as
                                    of the close of business on the last day of the
                                    preceding Collection Period (each such date, a
                                    "Determination Date"). The amount of interest payable on
                                    the Class A-2 Notes on each Payment Date is an amount
                                    equal to 30 days of interest at the Class A-2 Interest
                                    Rate on the Class A-2 Note Balance as of the close of
                                    business on the related Determination Date. The payment
                                    of interest on the Class A-2 Notes is subordinated to
                                    the extent described in "Summary--Subordination" and
                                    "The Notes-- Priority of Distribution Amounts."

                                    The amount of interest payable on the Class B Notes on
                                    each Payment Date is an amount equal to 30 days of
                                    interest at the Class B Interest Rate on the Class B
                                    Note Balance as of the close of business on the related
                                    Determination Date. The payment of interest on the Class
                                    B Notes is subordinated to the extent described in
                                    "Summary--Subordination" and "The Notes--Priority of
                                    Distribution Amounts."

Principal.........................  On each Payment Date, principal will be payable to Class
                                    A-1 Noteholders, Class A-2 Noteholders and Class B
                                    Noteholders as of the related Record Date in an amount
                                    equal to the sum of the following amounts with respect
                                    to the related Collection Period, pro rata in accordance
                                    with the Class A-1 Percentage, the Class A-2 Percentage
                                    and the Class B Percentage, respectively:

                                    (i) the principal portion of all Collected Funds
                                    received by the Servicer during the related Collection
                                    Period and deposited into the Collection Account on or
                                    before the related Record Date (other than Collected
                                    Funds received with respect to prepayments);

                                    (ii) the principal portion of all prepayments received
                                    during the related Collection Period (other than
                                    Purchased Receivables);

                                    (iii) the principal portion of the Purchase Amount of
                                    all Receivables that became Purchased Receivables as of
                                    the related Determination Date and the Principal Balance
                                    of each Receivable that was required to be but was not
                                    so purchased or repurchased;

                                    (iv) the Principal Balance of each Receivable that first
                                    became a Liquidated Receivable during the related
                                    Collection Period; and

                                    (v) the aggregate amount of Cram Down Losses with
                                    respect to the Receivables that have occurred during the
                                    related Collection Period.

                                    In addition, on the Final Scheduled Payment Date, to the
                                    extent amounts are available therefor, the principal
                                    required to be distributed to the Noteholders of each
                                    Class will equal the then outstanding Class A-1 Note
                                    Balance, the Class A-2 Note Balance and the Class B Note
                                    Balance, respectively; PROVIDED, HOWEVER, payment of
                                    principal to the Class A-2 Noteholders will be made only
                                    after the full amount of principal and interest due on
                                    the Class A-1 Notes is paid and payment of principal to
                                    the Class B Noteholders will be made only after the full
                                    amount of principal and interest due on the Class A
                                    Notes is paid.

                                    With respect to each Payment Date, the Class A-1
                                    Noteholders' share of such principal payments (the
                                    "Class A-1 Principal Payment Amount") is equal to the
                                    Class A-1 Percentage of the amounts in clauses (i)
                                    through (v) above, plus the Class A-1 Principal
                                    Carryover Shortfall, if any, with respect to the
                                    preceding Payment Date, except that on the Final
                                    Scheduled Payment Date, the Class A-1 Principal Payment
                                    Amount will equal the Class A-1 Note Balance as of the
                                    Final Scheduled Payment Date.

                                    With respect to each Payment Date, the Class A-2
                                    Noteholders' share of such principal payments (the
                                    "Class A-2 Principal Payment Amount") is equal to the
                                    Class A-2 Percentage of the amounts in clauses (i)
                                    through (v) above, plus the Class A-2 Principal
                                    Carryover Shortfall, if any, with respect to the
                                    preceding Payment Date, except that on the Final
                                    Scheduled Payment Date, the Class A-2 Principal Payment
                                    Amount will equal the Class A-2 Note Balance as of the
                                    Final Scheduled Payment Date.

                                    With respect to each Payment Date, the Class B
                                    Noteholders' share of such principal payments (the
                                    "Class B Principal Payment Amount") is equal to the
                                    Class B Percentage of the amounts in clauses (i) through
                                    (v) above, plus the Class B Principal Carryover
                                    Shortfall, if any, with respect to the preceding Payment
                                    Date, except that on the Final Scheduled Payment Date,
                                    the Class B Principal Payment Amount will equal the
                                    Class B Note Balance as of the Final Scheduled Payment
                                    Date.

                                    A "Collection Period" or a "related Collection Period"
                                    with respect to a Payment Date or Record Date will be
                                    the calendar month preceding the month in which such
                                    Payment Date or Record Date occurs.

                                    "Overcollateralization Amount" with respect to any
                                    Payment Date will be an amount equal to the positive
                                    difference, if any, between (a) the remaining Aggregate
                                    Principal Balance as of the related Determination Date
                                    and (b) the remaining Aggregate

                                    Note Balance, after giving effect to distributions of
                                    principal to the Noteholders pursuant to items (vi),
                                    (viii) and (ix) as described in "Priority of
                                    Distribution Amounts" below.

                                    "Target Overcollateralization Amount" with respect to
                                    any Payment Date will be an amount equal to [  ]% of the
                                    remaining Aggregate Principal Balance as of the related
                                    Determination Date.

Priority of
  Distribution Amounts............  On each Payment Date, to the extent of the Payment
                                    Amount, the Indenture Trustee will distribute the
                                    following amounts in the following order of priority:

                                    (i) first, to the Servicer, the Servicer Fee (as defined
                                    herein) for the related Collection Period, any
                                    Supplemental Servicer Fee for the related Collection
                                    Period and, so long as Triad is the Servicer, any
                                    Servicer Expenses for the related or any prior
                                    Collection Period and certain other amounts mistakenly
                                    deposited in the Collection Account belonging to the
                                    Servicer, if any, or otherwise required to be
                                    distributed to the Servicer in accordance with the Sale
                                    and Servicing Agreement;

                                    (ii) second, to any Lockbox Bank (as defined herein),
                                    the Indenture Trustee, the Owner Trustee and the Backup
                                    Servicer, any accrued and unpaid fees and expenses
                                    (including reasonable legal fees and expenses), in each
                                    case, to the extent such Person (as defined herein) has
                                    not previously received such amount from the Servicer;

                                    (iii) third, to the Class A-1 Noteholders, the Class A-1
                                    Interest Payment Amount for such Payment Date and the
                                    Class A-1 Interest Carryover Shortfall, if any;

                                    (iv) fourth, to the Class A-2 Noteholders, the Class A-2
                                    Interest Payment Amount for such Payment Date and the
                                    Class A-2 Interest Carryover Shortfall, if any;

                                    (v) fifth, to the Class B Noteholders, the Class B
                                    Interest Payment Amount for

                                    such Payment Date and the Class B Interest Carryover
                                    Shortfall, if any;

                                    (vi) sixth, to the Class A-1 Noteholders, the Class A-1
                                    Principal Payment Amount for such Payment Date, based on
                                    the Class A-1 Percentage and the Class A-1 Principal
                                    Carryover Shortfall, if any;

                                    (vii) seventh, to the Class A-2 Noteholders, the Class
                                    A-2 Principal Payment Amount for such Payment Date,
                                    based on the Class A-2 Percentage and the Class A-2
                                    Principal Carryover Shortfall, if any;

                                    (viii) eighth, to the Class B Noteholders, the Class B
                                    Principal Payment Amount for such Payment Date, based on
                                    the Class B Percentage and the Class B Principal
                                    Carryover Shortfall, if any;

                                    (ix) ninth, to the Reserve Account to the extent
                                    necessary to make the amount on deposit in the Reserve
                                    Account equal to the Reserve Account Required Amount
                                    (after giving effect to all withdrawals from the Reserve
                                    Account on such date);

                                    (x) tenth, to the Class A-1 Noteholders, to the Class
                                    A-2 Noteholders and to the Class B Noteholders, as
                                    principal, pro rata, until the Target
                                    Overcollateralization Amount is reached; and

                                    (xi) eleventh, to the Seller, as holder of the Certificate.

                                    "Certificate" means a certificate evidencing the
                                    beneficial ownership of a Certificateholder in the
                                    Trust. See "The Notes-- Priority of Distribution
                                    Amounts."

Subordination.....................  Interest on the Class A-2 Notes will not be paid on any
                                    Payment Date until interest on the Class A-1 Notes has
                                    been paid in full. Interest on the Class B Notes will
                                    not be paid on any Payment Date until interest on the
                                    Class A Notes has been paid in full. Principal on the
                                    Class A-2 Notes will not be paid on any Payment Date
                                    until principal due on the Class A-1 Notes has been paid
                                    in full. Principal on the Class B Notes will not be paid
                                    on any Payment Date until principal due on the Class A
                                    Notes has been paid in full. Accordingly, the Class A
                                    Notes will receive the benefit of amounts otherwise due
                                    on the Class B Notes as credit enhancement. See "The
                                    Notes--Priority of Distribution Amounts."

Reserve Account...................  On the Closing Date, the Seller will make an initial deposit (the "Reserve Account Initial Deposit") of cash
                                    into the Reserve Account in an amount of at least $[  ]
                                    ([  ]% of the Cutoff Date Principal Balance). As of any
                                    Payment Date, the Reserve Account Required Amount will
                                    be an amount equal to [  ]% of the remaining Aggregate
                                    Principal Balance, subject to the Floor Amount, unless a
                                    Reserve Account Trigger Event has occurred, in which
                                    case the Reserve Account Required Amount shall generally
                                    include all amounts required to be paid in items (x) and
                                    (xi) as described in "Priority of Distribution Amounts"
                                    above, until such Reserve Account Trigger Event has been
                                    Deemed Cured (as defined herein). Funds will be
                                    withdrawn from the Reserve Account on each Payment Date
                                    to pay certain fees and to make required payments on the
                                    Notes, to the extent funds are not otherwise available
                                    therefor, as detailed under "The Notes--Priority of
                                    Distribution Amounts" and "Reserve Account."

Purchase Obligations..............  Pursuant to the Receivables Purchase Agreement, Triad
                                    and, pursuant to the Sale and Servicing Agreement, the
                                    Seller will be obligated to repurchase or replace a
                                    Receivable if the interests of the Noteholders or the
                                    Trust in such Receivable are materially and adversely
                                    affected by a breach of specified representations or
                                    warranties made by Triad and the Seller with respect to
                                    the Receivable, if the breach has not been cured by the
                                    last day of

                                    the first full calendar month following the discovery by
                                    or notice to Triad and the Seller of the breach.

                                    Pursuant to the Sale and Servicing Agreement, the
                                    Servicer will be obligated to purchase or replace a
                                    Receivable if the interests of the Noteholders or the
                                    Trust in such Receivable are materially and adversely
                                    affected by a breach of certain of its servicing
                                    obligations under the Sale and Servicing Agreement
                                    (including its obligation to maintain perfection of the
                                    first priority security interest created by each
                                    Receivable in the related Financed Vehicle) if the
                                    breach has not been cured by the last day of the first
                                    full calendar month following discovery by or notice to
                                    the Servicer of the breach. See "The Transaction
                                    Documents--Sale and Assignment of Receivables."

Servicing.........................  The Servicer will be obligated to purchase or replace a
                                    Receivable if such Receivable or the interest of the
                                    Trust or the Noteholders therein is materially adversely
                                    affected by a breach of certain of its servicing
                                    obligations under the Sale and Servicing Agreement
                                    (including, but not limited to, its obligation to ensure
                                    that the perfected security interest of the Indenture
                                    Trustee in the related Financed Vehicle is maintained)
                                    or certain other covenants with respect to the Servicer
                                    if the breach has not been cured by the last day of the
                                    first full calendar month following the discovery by or
                                    notice to the Servicer of the breach. See "The
                                    Receivables--Purchase or Replacement Obligations".

                                    The Servicer will be responsible for servicing, managing
                                    and administering the Receivables (as defined herein)
                                    and enforcing and making collections on the Receivables.
                                    The Servicer will be required to carry out its duties
                                    using the degree of skill and care that the Servicer
                                    exercises in performing similar obligations with respect
                                    to all comparable automotive receivables that it
                                    services for itself or others, consistent with its
                                    customary standards, policies and procedures and, in all
                                    cases, in a manner consistent with prudent industry
                                    practice.

                                    The Servicer will have the right under the Sale and
                                    Servicing Agreement to subcontract with a third party
                                    servicer to provide certain servicing functions with
                                    respect to the Receivables.

                                    Under certain limited circumstances, the Servicer may
                                    resign or be removed, in which event the Backup Servicer
                                    will be appointed as successor Servicer as described
                                    below. See "The Notes--Servicer Termination Events;
                                    Rights upon Servicer Termination Event."

Servicer Fee......................  On each Payment Date, the Servicer will receive a fee for servicing the Receivables (the "Servicer Fee") equal
                                    to the product of one twelfth of [  ]% (the "Servicing
                                    Fee Rate") and the Aggregate Principal Balance
                                    outstanding as of the opening of business on the first
                                    day of the related Collection Period. As additional
                                    servicing compensation, the Servicer will receive a

                                    supplemental servicing fee (the "Supplemental Servicer
                                    Fee") equal to any late payment penalties, prepayment
                                    penalties, extension and administration fees in
                                    connection with modifications, extensions and
                                    prepayments of the Receivables collected during such
                                    month. The Servicer will also receive any liquidation
                                    expenses not otherwise reimbursed to the Servicer,
                                    reasonable out-of-pocket expenses incurred in connection
                                    with collection efforts relating to skip trace services,
                                    legal fees and field calls and 30% of any deficiencies
                                    recovered from an Obligor ("Servicer Expenses"). See
                                    "The Transaction Documents--Servicing Compensation."

Duties of Backup Servicer.........  Pursuant to the Sale and Servicing Agreement, the Backup
                                    Servicer will perform certain duties on a monthly basis.
                                    In addition, following the resignation or removal of the
                                    Servicer, the Backup Servicer has agreed to serve as the
                                    successor Servicer under the Sale and Servicing
                                    Agreement. See "The Transaction Documents--Backup
                                    Servicing and Backup Servicing Compensation."

Optional Purchase
  Receivables.....................  The Servicer may purchase all the Receivables and the other Trust Property on any Payment Date if, as of the
                                    related Determination Date, the Aggregate Principal
                                    Balance has declined to less than [  ]% of the Cutoff
                                    Date Principal Balance, subject to specified limitations
                                    in the Sale and Servicing Agreement (including those
                                    described in "The Notes--Optional Purchase of
                                    Receivables"). In such event, on the related Payment
                                    Date, the Class A-1 Notes will be redeemed for an amount
                                    equal to the Class A-1 Note Balance together with
                                    accrued interest at the Class A-1 Interest Rate, the
                                    Class A-2 Notes will be redeemed for an amount equal to
                                    the Class A-2 Note Balance together with accrued
                                    interest at the Class A-2 Interest Rate and the Class B
                                    Notes will be redeemed for an amount equal to the Class
                                    B Note Balance together with accrued interest at the
                                    Class B Interest Rate. See "The Notes-- Optional
                                    Purchase of Receivables."

Mandatory Redemption upon Event of
  Default.........................  The Notes may be accelerated and subject to immediate payment at par upon the occurrence of an Event of
                                    Default under the Indenture. See "The Notes--The
                                    Indenture."

Book-Entry Registration...........  The Notes initially will be represented by one or more notes registered in the name of Cede & Co. ("Cede") as
                                    the nominee of The Depository Trust Company ("DTC"), and
                                    will only be available in the form of book-entries on
                                    the records of DTC and participating members thereof.
                                    Securities will be issued in definitive form only under
                                    the limited circumstances described herein. All
                                    references herein to "holders" of the Notes or
                                    "Noteholders" shall reflect the rights of beneficial
                                    owners of the Notes (the "Note Owners") as they may
                                    indirectly exercise such rights through DTC and
                                    participating members thereof, except

                                    as otherwise specified herein. See "Registration of
                                    Notes" in this Prospectus Supplement and "Description of
                                    the Securities-- Book Entry Registration" and
                                    "--Definitive Securities" in the Prospectus.

Tax Status........................  On the Closing Date, Dechert Price & Rhoads ("Federal
                                    Tax Counsel"), special tax counsel to Triad and the
                                    Seller, will deliver an opinion to the effect that, for
                                    Federal income tax purposes, the Class A Notes will be
                                    classified as debt, the Class B Notes will either be
                                    classified as debt or as partnership interests in the
                                    Issuer, and the Issuer will not be classified as an
                                    association (or a publicly traded partnership) taxable
                                    as a corporation. Each Noteholder, by the acceptance of
                                    a Note, will agree to treat the Notes as indebtedness
                                    for federal, state and local income and franchise tax
                                    purposes. See "Federal Income Tax Consequences."

ERISA Considerations..............  A fiduciary or other person investing "plan assets" of any employee benefit or other plan subject to the
                                    Employee Retirement Income Security Act of 1974, as
                                    amended ("ERISA"), or Section 4975 of the Internal
                                    Revenue Code of 1986, as amended (the "Code") (a "Plan")
                                    should carefully review with its legal advisors whether
                                    the purchase or holding of the Notes could give rise to
                                    a transaction prohibited or not otherwise permissible
                                    under ERISA or Section 4975 of the Code.

                                    [The Class B Notes may not be purchased by, transferred
                                    to or held by a Plan or any person using "plan assets"
                                    of any Plan to effect such acquisition or holding.
                                    Notwithstanding the foregoing restriction, the Class B
                                    Notes may be purchased by, transferred to or held by the
                                    general account of an insurance company, but any such
                                    insurance company shall, in the case of any Class B
                                    Notes, be deemed to have represented and warranted that
                                    the acquisition and holding of the Class B Notes will
                                    not result in a non-exempt prohibited transaction as
                                    described herein. See "ERISA Considerations."]

Ratings...........................  As a condition to the issuance of the Notes, the Class
                                    A-1 Notes must be rated at least "[  ]" or the
                                    equivalent by a nationally recognized statistical rating
                                    agency (the "Rating Agency"), the Class A-2 Notes must
                                    be rated at least "[  ]" or the equivalent by the Rating
                                    Agency and the Class B Notes must be rated at least
                                    "[  ]" or the equivalent by the Rating Agency. There is
                                    no assurance that a rating will not be lowered or
                                    withdrawn by the Rating Agency based on a change in
                                    circumstances deemed by such Rating Agency to adversely
                                    affect the Notes. A rating is not a recommendation to
                                    purchase, hold or sell the Notes, inasmuch as such
                                    ratings do not comment as to market price or suitability
                                    for a particular investor. See "Ratings."

                                  RISK FACTORS

    In addition to the other information in this Prospectus Supplement and the Prospectus, prospective Noteholders should consider the following factors, as well as those matters discussed in "Risk Factors" in the Prospectus, in evaluating an investment in the Notes:


    LIMITED OPERATING HISTORY OF TRIAD MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE. Generally, all of the Receivables were acquired by Triad in its normal course of business in accordance with credit underwriting criteria established by Triad. Triad commenced operations in 1989 as a prime automobile lender, but changed its focus to the non-prime market in 1993. Triad began servicing all new contract purchases in June 1996. Triad therefore has limited historical performance data with respect to the motor vehicle retail installment sale contracts it purchases and services. Although Triad has calculated and presented herein its net loss experience with respect to its portfolio of serviced contracts (the "Servicing Portfolio"), there can be no assurance that the information presented will reflect actual experience with respect to the Receivables.



    RISK OF PAYMENT DEFAULTS BY NON-PRIME OBLIGORS HIGHER THAN PRIME
OBLIGORS. Triad purchases loans generally originated by automobile dealers for sale and assignment to Triad. The underwriting standards applied by Triad are not as stringent as those of the finance companies of motor vehicle manufacturers or other financial institutions, given that Triad purchases retail automobile installment sale contracts which may not meet the credit standards of traditional primary lenders. The Triad finance program focuses on the non-prime market, including borrowers with sub-standard credit profiles who may not be able to receive financing from more traditional sources. Accordingly, the borrowers may have had credit problems in the past, including prior delinquencies, repossessions, bankruptcy filings or charge-offs by other credit companies. As a result, borrowers may have greater difficulty or be less likely to make their scheduled payments, and the number of delinquencies and losses on the Receivables is expected to be higher than would be the case if stricter credit guidelines had been applied. Due to the credit quality of these borrowers, the Receivables have been originated with higher APRs than more traditional lenders charge lower risk borrowers. To the extent that the forms of credit enhancement described herein are insufficient to cover losses on the Receivables, such losses will be borne by Noteholders. Investors are urged to consider the credit quality of the Receivables when analyzing an investment in the Notes. See "Triad's Automobile Financing Program--Underwriting."



    A CHANGE IN SERVICER MAY CAUSE PAYMENT REDUCTIONS OR DELAYS. Triad believes that its credit loss and delinquency experience reflect in part its trained staff and collection procedures. If a Servicer Termination Event occurs under the Sale and Servicing Agreement and Triad is removed as Servicer, or if Triad resigns or is terminated as Servicer, the Backup Servicer has agreed to assume the obligations of successor Servicer under the Sale and Servicing Agreement. See "The Notes--Servicer Termination Events; Rights Upon Servicer Termination Event." There can be no assurance, however, that collections with respect to the Receivables will not be adversely affected by any change in Servicer.



    A CLASS OF NOTES MAY BE SUBORDINATE TO ANOTHER CLASS; PAYMENTS WILL BE MADE ONLY FROM THE LIMITED ASSETS OF THE TRUST. The Trust does not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables including certain insurance policies related thereto, and amounts on deposit in certain accounts held by the Indenture Trustee on behalf of the Noteholders. The Notes represent limited obligations of the Trust secured by the property described under "Trust Property" herein, and the Notes will not be insured or guaranteed by Triad, the Servicer, the Seller, the Indenture Trustee or any other person or entity. The Noteholders must rely on any amounts available under certain collateral accounts established in connection with the transactions contemplated hereby, in the Reserve Account established in the name of the Indenture Trustee for the benefit of the Noteholders, the proceeds from the repossession and sale of Financed Vehicles that secure defaulted Receivables, certain insurance policies related to the Financed Vehicles and the other property described under "Trust Property" herein. Certain factors, such as the Indenture Trustee not having perfected security interests in the Financed

Vehicles, may affect the Indenture Trustee's ability to realize on the collateral securing the Receivables and thus may reduce the proceeds to be distributed to the Noteholders on a current basis.


    The Class A-2 Noteholders will not receive any payment of interest with respect to a Collection Period until the full amount of interest on the Class A-1 Notes and any related Class A-1 Interest Carryover Shortfall for such Collection Period have been paid in full. The Class B Noteholders will not receive any payment of interest with respect to a Collection Period until the full amount of interest on the Class A-1 Notes, the full amount of interest on the Class A-2 Notes, any related Class A-1 Interest Carryover Shortfall and any related Class A-2 Interest Carryover Shortfall for such Collection Period have been paid in full. The Class A-2 Noteholders will not receive any payment of principal with respect to a Collection Period until the full amount of principal on the Class A-1 Notes and any related Class A-1 Principal Carryover Shortfall for such Collection Period have been paid in full. The Class B Noteholders will not receive any payment of principal with respect to a Collection Period until the full amount of principal on the Class A-1 Notes, the full amount of principal on the Class A-2 Notes, any related Class A-1 Principal Carryover Shortfall and any related Class A-2 Principal Carryover Shortfall for such Collection Period have been paid in full. See "The Notes--Priority of Distribution Amounts."


    GEOGRAPHIC CONCENTRATION OF RECEIVABLES MAY ADVERSELY AFFECT THE DELINQUENCY, LOSS OR REPOSSESSION EXPERIENCE OF THE RECEIVABLES. As of the Cutoff Date, Obligors with respect to approximately [ ]% of the Receivables (based on Principal Balance and mailing addresses as of the Cutoff Date) were located in California. See the tables set forth under "The Receivables." Accordingly, adverse economic conditions or other factors particularly affecting California could adversely affect the delinquency, loan loss or repossession experience of the Receivables.



    PREPAYMENT ON RECEIVABLES MAY ADVERSELY AFFECT INTEREST RATE YIELD AND MATURITY OF NOTES. Interest on the Receivables will be payable to the Class A-1 Noteholders, the Class A-2 Noteholders and the Class B Noteholders on each Payment Date in an amount equal to one-twelfth of the Class A-1 Interest Rate on the Class A-1 Note Balance, the Class A-2 Interest Rate on the Class A-2 Note Balance and the Class B Interest Rate on the Class B Note Balance, respectively, in each case as of the close of business on the related Determination Date. The Receivables have different APRs as set forth in "The Receivables." However, the weighted average APR of the Receivables exceeds each of (i) the sum of the Servicing Fee Rate and the Class A-1 Interest Rate, (ii) the sum of the Servicing Fee Rate and the Class A-2 Interest Rate and (iii) the sum of the Servicing Fee Rate and the Class B Interest Rate.


    The weighted average life of the Notes will be reduced by full or partial prepayments on the Receivables. Each of the Receivables are prepayable at any time. The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of Triad unless the loan is repaid by the Obligor at the time of such sale or transfer. (For this purpose, the term "prepayments" includes prepayments in full or in part, including without limitation, certain partial prepayments related to refunds of extended service contract costs and unearned insurance premiums, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and certain other repurchases of Receivables for other reasons.) The rate of prepayment on the Receivables may also may be influenced by the structure of the loan, the nature of the Obligors and the Financed Vehicles and servicing decisions. In addition, under certain circumstances, the Seller and Triad are obligated to repurchase Receivables as a result of breaches of representations and warranties, pursuant to the Sale and Servicing Agreement and the Receivables Purchase Agreement, respectively. Under certain circumstances, the Servicer is obligated to purchase receivables pursuant to the Sale and Servicing Agreement as a result of specified uncured breaches of covenants by it. The Servicer may also purchase all the Receivables and the other Trust Property, and the Notes will be redeemed upon such purchase, on any Payment Date if, as of the related Determination Date, the Aggregate Principal Balance has declined to less than [ ]% of the Cutoff Date Principal Balance, subject to specified limitations in the Sale and Servicing Agreement. See "The Notes--Optional Purchase of Receivables."

    Triad has limited historical experience with respect to prepayments. Neither the Trust, the Seller nor Triad is aware of publicly available industry statistics that set forth principal prepayment experience for motor vehicle retail installment contracts similar to the Receivables. Neither the Trust, the Seller nor Triad makes any representation as to the actual prepayment rates that will be experienced on the Receivables. The Trust, the Seller and Triad, however, believe that the actual rate of prepayments will result in a shorter weighted average life than the scheduled weighted average life of the Receivables. The amounts paid to Noteholders will include prepayments on the Receivables. The Noteholders will bear all reinvestment risk resulting from the timing of payments on the Notes.


    ADVERSE JUDGMENT IN LITIGATION MAY CAUSE PAYMENT REDUCTIONS OR DELAYS. Due to the consumer-oriented nature of Triad's industry and the application of certain laws and regulations, industry participants are regularly named as defendants in litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Many of these actions involve alleged violations of consumer protection laws. A significant judgment against Triad or others within the industry in connection with any such litigation could have a material adverse effect on Triad's financial condition, results of operations and/ or its ability to perform its obligations under the Receivables Purchase Agreement, the Sale and Servicing Agreement and the Trust Agreement.



    RATINGS OF THE NOTES DO NOT ADDRESS SUITABILITY OF INVESTMENT. As a condition to the issuance of the Notes, the Class A-1 Notes will be rated at least "[ ]" or the equivalent by the Rating Agency, the Class A-2 Notes will be rated at least "[ ]" or the equivalent by the Rating Agency and the Class B Notes will be rated at least "[ ]" or the equivalent by the Rating Agency. There is no assurance that a rating will not be lowered or withdrawn by the Rating Agency based on a change in circumstances deemed by such Rating Agency to adversely affect the Notes. A rating is not a recommendation to purchase, hold or sell the Notes, inasmuch as such ratings do not comment as to market price or suitability for a particular investor. See "Ratings."



    THE YEAR 2000 ISSUE. The Year 2000 issue is whether Triad's or its vendors' systems will properly recognize date sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or fail.



    Triad has developed a comprehensive project plan for achieving Year 2000 readiness. An inventory of critical hardware and software has been completed and information technology components have been assessed. This assessment included major suppliers and business partners and Triad is monitoring their continued progress toward Year 2000 compliance. Triad is currently in the process of renovating or replacing critical systems that are not currently Year 2000 compliant and plans of substantially complete this phase by December 31, 1998. Integrated testing and installation of all renovated mission critical systems is planned for early calendar 1999 with an estimated completion date of March 31, 1999. In addition, prior to December 31, 1998, Triad completed its contingency plans for mission critical systems.



    Triad presently believes that the modifications to existing systems and/or conversion to new systems, the Year 2000 issue will not pose significant operational problems for Triad. However, if such modifications and conversions are not made, or not completed in a timely manner, or are not completed successfully, the Year 2000 issue could have a material impact on the operations of Triad. In addition, there can be no assurance that unforeseen problems in the Triad systems, or the systems of third parties on which the Triad computers rely, would not have an adverse effect on Triad systems or operations.


                                 TRUST PROPERTY


    Each Note represents a limited obligation of the Trust secured by a security interest in all payments received on or after the Cutoff Date under certain motor vehicle retail installment contracts between dealers (the "Dealers") and the purchasers or co-purchasers of the Financed Vehicles or any other person who owes payments under the Receivables (the "Obligors"). The Receivables were generally originated by Dealers in accordance with Triad's requirements under agreements with Dealers for assignment directly to Triad or to third party originators of Receivables ("Correspondents") for assignment to Triad and were so assigned. Pursuant to agreements between the Dealers and Triad ("Dealer Agreements") and agreements between Correspondents and Triad ("Correspondent Agreements"), the Receivables were purchased by Triad and, prior to the Closing Date, evidenced financing made available by Triad through the Dealers to the Obligors. All the Receivables will be sold and assigned by Triad to the Seller pursuant to the Receivables Purchase Agreement and by the Seller to the Trust pursuant to the Sale and Servicing Agreement. On the Closing Date, the Trust will pledge the Receivables to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.



    The Trust Property also will include: (i) such amounts as from time to time may be held in one or more separate trust accounts established and maintained by the Indenture Trustee pursuant to the Sale and Servicing Agreement, including the Collection Account and the Reserve Account, and the proceeds of such accounts, as described below (see "The Transaction Documents--Trust Accounts");
(ii) security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables and any accessions thereto; (iii) the interest of the Seller in any proceeds from claims on any credit life, credit disability, and physical damage insurance policies or other insurance policies covering the Financed Vehicles or Obligors; (iv) certain rights under the Sale and Servicing Agreement and the Receivables Purchase Agreement; (v) amounts payable to the Seller under all Dealer Recourse (defined herein) obligations (including the assignment of the rights, if any, of Correspondents, to Dealer Recourse) and
(vi) any and all payments on and proceeds of the foregoing. Pursuant to dealer agreements, the Dealers generally are obligated to pay Triad or the Correspondent, if applicable, for the unpaid balance, losses and expenses of those Receivables which do not meet certain limited representations made by the Dealers (such obligations referred to herein as "Dealer Recourse"). Such representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related Financed Vehicles, and do not typically relate to the creditworthiness of the related Obligors or the collectability of such contracts. Although neither the Dealer Agreements nor the Correspondent Agreements with respect to the Receivables will be assigned to the Indenture Trustee, the Sale and Servicing Agreement will require the Seller to cause the amount of any recovery by Triad in respect to any Receivable pursuant to any Dealer Recourse to be deposited in the Collection Account in satisfaction of the Seller's obligations under the Sale and Servicing Agreement. The sales by the Dealers of installment sale contracts to Triad or a Correspondent do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an Obligor thereunder, other than in connection with the breach of the foregoing representations and warranties. There can be no assurance that Triad will pursue all claims under the Dealer Agreements or Correspondent Agreements nor that Triad will prevail if any such claim is made.


                              TRIAD AND THE SELLER

    Triad Financial Special Purpose Corporation (the "Seller") was incorporated in the State of Delaware on September 26, 1996 and is a wholly-owned subsidiary of Triad. The Seller has been organized for limited purposes, which include selling and assigning receivables sold to it by Triad to the Trust and similar securitization entities and any activities incidental to and necessary or convenient for the accomplishment of such purposes. The principal executive office of the Seller is located at 7711 Center Avenue, Suite 390, Huntington Beach, California 92647. The telephone number of such office is (714) 373-8300. For further information regarding Triad and the Seller, see "Triad and the Seller" in the Prospectus.

                      TRIAD'S AUTOMOBILE FINANCING PROGRAM


    Triad was incorporated in the State of California in 1989. Triad engages primarily in the business of purchasing, selling and servicing retail automobile installment sales contracts ("Contracts") originated by Dealers. Triad currently has relationships with approximately 2,000 Dealers operating in 30 states (Arizona, California, Colorado, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Minnesota, Mississippi, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia and Washington). Each dealer has executed a Dealer Agreement which provides representations and warranties with respect to each Contract sold to Triad. Dealer relationships are developed and maintained by Triad-employed sales representatives. Triad currently employs 41 market representatives, six of whom serve the California market. Triad specializes in Contracts with borrowers ("Non-prime Borrowers") who generally would not be expected to qualify for traditional financing such as that provided by commercial banks or automobile manufacturers' captive finance companies. Non-prime Borrowers generally have limited credit history, lower than average income or past credit problems. Triad offers five distinct automobile financing programs to its Dealers. The offerings vary based upon the Obligor's overall credit quality and the pricing established by Triad. These variations affect the coupon charged on the contract. For all such programs, the maximum loan to wholesale value ratio, including approved additional items such as taxes, license fees and warranties, is equal to 150%.

UNDERWRITING

    Loan underwriting is centralized at Triad's headquarters. Dealers typically remit applications to the operations center via facsimile. Credit analysts underwrite each application using Triad's written underwriting guidelines. After completion of the credit analysis, the underwriter makes a final decision regarding the application; such decision may include an approval, a conditional approval or a turndown. A conditional approval is an agreement by Triad to fund the application under certain specific conditions as determined by Triad. Once a Dealer chooses Triad as its funding source, it assembles the financing package in accordance with Triad's requirements. The primary elements of the standard package include the contract, credit application, proof of residence, proof of income, an agreement to provide insurance, and titling paperwork. Packages are generally delivered via overnight mail. To minimize dealer misrepresentations, Triad conducts five independent verifications for each package: (1) application information, generally verified directly with the Obligor; (2) mortgage or rental information, generally verified directly with the Obligor's mortgage holder or landlord, as appropriate; (3) insurance, verified directly with the insurance agent; (4) employment and income levels, verified directly with the Obligor's employer; and (5) reference information. Triad also reviews each contract for completeness and accuracy. Triad attempts to maintain a two-day turn-around time from when it receives a complete funding package until it purchases the contract from the Dealer. Funding packages with deficiencies are not funded and are returned to the submitting Dealer. Triad's quality control department performs an additional review of the financing package which Triad's management believes enhances its origination procedures.

SERVICING AND COLLECTIONS

    Triad's servicing responsibilities consist of collecting, accounting for and posting of all payments received with respect to its Servicing Portfolio, responding to borrower inquiries, taking steps to maintain the security interest granted in Financed Vehicles or other collateral, investigating delinquencies, communicating with the Obligors, repossessing and liquidating collateral when necessary, and generally monitoring each loan and the related collateral. Triad began servicing all new contract purchases in June 1996.


    Triad currently performs all servicing and collection functions from its centralized operations center in Huntington Beach, California. Triad sends payment invoices to Obligors each month for amounts due under the Contracts, including amounts past due and late charges thereon, if any. Each Obligor has been instructed to make payments with respect to the Contracts to a Lockbox maintained by the Lockbox Bank. See "Description of the Transaction Documents--Payments on Accounts." Subject to applicable law, Triad's current collection policies establish the following procedures. Triad initiates collection activities once a payment is five days contractually past due. The initial contacts are made through phone calls, with continued attempts to contact the Obligor for payment at least every two days thereafter. In cases where an Obligor has broken a promise to make a payment by a certain date, such Obligor is called within a day. If Triad's collection department is unsuccessful in contacting an Obligor by phone, alternative methods of contact, such as the use of outside agent field calls or location gathering via references, employers, landlords, or other credit references are pursued, generally within 15 to 20 days of the account becoming delinquent. Triad presently intends to maintain a ratio of one collector for approximately every 600 contracts serviced, with one supervisor for approximately every 10 collectors.


    The decision to repossess a vehicle is influenced by many factors, such as previous account history, reasons for delinquency and cooperation of the Obligor. As part of the collection process, all practical means of contacting the Obligor are attempted. If, at any point, a collector feels that there is little or no chance that Triad will be able to establish contact with the Obligor or that the Obligor will not make the required payments, the collector will submit such contract for repossession. All contracts submitted are evaluated by collection supervisors to determine if more follow-up work is needed prior to repossession. If so determined, the supervisor provides suggestions to assist the collector in further efforts to locate the Obligor. If the supervisor feels all leads have been exhausted, the contract will be forwarded to the collection manager for review. If the collection manager agrees with the supervisor, it will be returned to the collector "approved" for repossession.


    Once the decision to repossess a vehicle is made, the account is referred to an outside agency which handles the actual repossession. Most state laws require that the Obligor be sent a Notice of Intent to Sell, which informs the borrower of the lender's intent to sell the vehicle. The various states provide for a period of time, generally 15 to 20 days, during which the Obligor may have the right, depending on the applicable statute, either to reinstate the contract by making all past due payments and paying the repossession and storage expenses, or to redeem the vehicle by paying the contract in full, plus expenses associated with repossession and storage of the vehicle. If the Obligor does not exercise his right to reinstate the contract or redeem the vehicle, as provided by the applicable statute, Triad immediately begins the process to sell the vehicle at public or private sale. The vehicle is usually sold within 31 to 45 days after being repossessed. After a repossessed vehicle is sold, Triad's collection staff applies for rebates on any extended warranty or life, accident and health insurance policies that may have been financed as part of the vehicle purchase.


    Triad's collection policies generally do not allow for loan extensions; PROVIDED, HOWEVER, in those circumstances where extensions are granted, Triad typically does not (a) grant more than three extensions with respect to a Receivable, (b) grant more than one extension per calendar year with respect to a Receivable or (c) grant an extension for more than one calendar month with respect to a Receivable.

INFORMATION TECHNOLOGY AND SYSTEMS

    Triad's information technology needs are met with a system consisting of client servers, a personal computer local area network and a mainframe computer provided by a vendor. Triad's loan accounting and collections systems, Shaw IL 2000 and CS 2000, are housed on a mainframe computer provided by Affiliated Computer Services, Inc. ("ACS"). ACS's mainframe is located in Dallas, Texas and communicates with Triad's operation center through a dedicated, leased telephone line. Triad's credit application processing system, APPRO, is maintained on a client server at Triad's operations center in Huntington Beach.

DELINQUENCY AND LOSS EXPERIENCE

    The following tables set forth information relating to the delinquency and loss experience of Triad for the periods indicated. Scheduled Payments made by the Obligor must be at least 90% of such Scheduled Payment for a contract to be considered current with respect to such Scheduled Payment. The data presented in the delinquency and loss tables below are for illustrative purposes only. There is no assurance that the delinquency and credit loss experience with respect to Triad's automobile, light-duty truck and sports utility vehicle installment contracts in the future, or that the experience of the Trust Property with respect to the Receivables pledged to the Indenture Trustee for the benefit of the Noteholders, will be similar to that set forth below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles, light-duty trucks and sports utility vehicles.

                          TRIAD FINANCIAL CORPORATION
                       HISTORICAL DELINQUENCY EXPERIENCE

                                                       AS OF MARCH 31, 1997                        AS OF JUNE 30, 1997
                                             -----------------------------------------  ------------------------------------------
                                                                              % OF                                        % OF
                                                NO. OF        PRINCIPAL     PRINCIPAL      NO. OF        PRINCIPAL      PRINCIPAL
                                              RECEIVABLES      BALANCE       BALANCE     RECEIVABLES      BALANCE        BALANCE
                                             -------------  -------------  -----------  -------------  --------------  -----------
Aggregate Principal Balance at Period
  End(1), (2)..............................        5,423    $  71,601,339     100.00%         8,195    $  105,465,298     100.00%
                                                   -----    -------------  -----------        -----    --------------  -----------
                                                   -----    -------------  -----------        -----    --------------  -----------
Delinquencies(3)
  31-60 Days...............................           81    $   1,145,807       1.60%           106    $    1,374,687       1.30%
  61-90 Days...............................            6           64,946       0.09             23           287,357       0.27
  91+ Days.................................            6           99,426       0.14              8           126,995       0.12
                                                   -----    -------------  -----------        -----    --------------  -----------
Total Delinquencies........................           93    $   1,310,179       1.83%           137    $    1,789,039       1.70%
Amount in Repossession(4)..................           45    $     615,233       0.86%            96    $    1,051,533       1.00%
                                                   -----    -------------  -----------        -----    --------------  -----------
Total Delinquencies and Amount in
  Repossession.............................          138    $   1,925,412       2.69%           233    $    2,840,572       2.69%
                                                   -----    -------------  -----------        -----    --------------  -----------
                                                   -----    -------------  -----------        -----    --------------  -----------

                                                     AS OF SEPTEMBER 30, 1997
                                             ----------------------------------------
                                                                             % OF
                                               NO. OF       PRINCIPAL      PRINCIPAL
                                             RECEIVABLES     BALANCE        BALANCE
                                             -----------  --------------  -----------
Aggregate Principal Balance at Period
  End(1), (2)..............................      10,714   $  135,148,169     100.00%
                                             -----------  --------------  -----------
                                             -----------  --------------  -----------
Delinquencies(3)
  31-60 Days...............................         169   $    2,111,018       1.56%
  61-90 Days...............................          62          793,279       0.59
  91+ Days.................................          19          254,826       0.19
                                             -----------  --------------  -----------
Total Delinquencies........................         250   $    3,159,123       2.34%
Amount in Repossession(4)..................         130   $    1,735,378       1.28%
                                             -----------  --------------  -----------
Total Delinquencies and Amount in
  Repossession.............................         380   $    4,894,501       3.62%
                                             -----------  --------------  -----------
                                             -----------  --------------  -----------

                                                    AS OF DECEMBER 31, 1997                     AS OF MARCH 31, 1998
                                            ----------------------------------------  ----------------------------------------
                                                                            % OF                                      % OF
                                              NO. OF       PRINCIPAL      PRINCIPAL     NO. OF       PRINCIPAL      PRINCIPAL
                                            RECEIVABLES     BALANCE        BALANCE    RECEIVABLES     BALANCE        BALANCE
                                            -----------  --------------  -----------  -----------  --------------  -----------
Aggregate Principal Balance at Period
  End(1), (2).............................      14,239   $  178,820,032     100.00%       18,065   $  222,579,214     100.00%
                                            -----------  --------------  -----------  -----------  --------------  -----------
                                            -----------  --------------  -----------  -----------  --------------  -----------
Delinquencies(3)
  31-60 Days..............................         283   $    3,536,717       1.98%          243   $    3,005,925       1.35%
  61-90 Days..............................          91        1,175,834       0.66            50          636,024       0.29
  91+ Days................................          49          612,742       0.34            25          313,044       0.14
                                            -----------  --------------  -----------  -----------  --------------  -----------
Total Delinquencies.......................         423   $    5,325,293       2.98%          318   $    3,954,993       1.78%
Amount in Repossession(4).................         271   $    3,325,167       1.86%          298   $    3,692,886       1.66%
                                            -----------  --------------  -----------  -----------  --------------  -----------
Total Delinquencies and Amount in
  Repossession............................         694   $    8,650,460       4.84%          616   $    7,647,879       3.44%
                                            -----------  --------------  -----------  -----------  --------------  -----------
                                            -----------  --------------  -----------  -----------  --------------  -----------

                                                      AS OF JUNE 30, 1998
                                            ----------------------------------------
                                                                            % OF
                                              NO. OF       PRINCIPAL      PRINCIPAL
                                            RECEIVABLES     BALANCE        BALANCE
                                            -----------  --------------  -----------
Aggregate Principal Balance at Period
  End(1), (2).............................      23,278   $  275,701,781     100.00%
                                            -----------  --------------  -----------
                                            -----------  --------------  -----------
Delinquencies(3)
  31-60 Days..............................         544   $    6,504,170       2.36%
  61-90 Days..............................         125        1,471,899       0.53
  91+ Days................................          42          519,163       0.19
                                            -----------  --------------  -----------
Total Delinquencies.......................         711   $    8,495,232       3.08%
Amount in Repossession(4).................         273   $    3,082,642       1.12%
                                            -----------  --------------  -----------
Total Delinquencies and Amount in
  Repossession............................         984   $   11,577,874       4.20%
                                            -----------  --------------  -----------
                                            -----------  --------------  -----------

------------------------
(1) The aggregate principal balance is equal to the gross receivable less unearned finance charges on Precomputed Receivables plus the principal balance on Simple Interest Receivables.

(2) Represents the aggregate principal balance of all contracts purchased and serviced by Triad.

(3) Prior to May 30, 1998 Scheduled Payments not made by the Obligors must be less than $40 for a contract to be considered current.

(4) Represents the aggregate principal balance as of the repossession date.

                          TRIAD FINANCIAL CORPORATION
                         HISTORICAL NET LOSS EXPERIENCE

                                                             DURING THE THREE-MONTH PERIOD ENDED
                                         ----------------------------------------------------------------------------
                                            3/31/97        6/30/97        9/30/97         12/31/97        3/31/98
                                         -------------  -------------  --------------  --------------  --------------
Average Aggregate Principal Balance(1),
  (2)..................................  $  58,244,815  $  89,203,495  $  119,831,579  $  157,030,572  $  200,583,686
Gross Charge-Offs(3)...................        276,769      1,050,485       1,251,613       2,318,711       4,102,536
Recoveries(4)..........................         24,453        216,364         228,287         339,306         632,487
                                         -------------  -------------  --------------  --------------  --------------
Net Losses.............................  $     252,316  $     834,121  $    1,023,326  $    1,979,405  $    3,470,049
                                         -------------  -------------  --------------  --------------  --------------
Net Losses as a Percentage of Average
  Aggregate Principal Balance(5).......           0.43%          0.94%           0.85%           1.26%           1.73%
                                         -------------  -------------  --------------  --------------  --------------
                                         -------------  -------------  --------------  --------------  --------------


                                                           YEAR ENDED
                                            6/30/98         6/30/98
                                         --------------  --------------
Average Aggregate Principal Balance(1),
  (2)..................................  $  245,536,237  $  181,183,145
Gross Charge-Offs(3)...................       3,226,167      10,899,027
Recoveries(4)..........................         535,192       1,735,272
                                         --------------  --------------
Net Losses.............................  $    2,690,975  $    9,163,755
                                         --------------  --------------
Net Losses as a Percentage of Average
  Aggregate Principal Balance(5).......            1.10%           5.06%
                                         --------------  --------------
                                         --------------  --------------

------------------------

(1) The aggregate principal balance is equal to the gross receivable less unearned finance charges on Precomputed Receivables plus the principal balance on Simple Interest Receivables.

(2) Other than for the Year Ended June 30, 1998, represents the three-month average for the related period of the aggregate principal balance of all contracts purchased and serviced by Triad.

(3) Gross Charge-Offs are defined as the remaining principal balance of the charged-off contract less the net proceeds of the liquidation of the related vehicle.

(4) Recoveries include post-liquidation amounts received on previously charged-off contracts, including deficiency payments, rebates on related extended service contracts and insurance policies.

(5) Other than for the Year Ended June 30, 1998, net loss percentages are not annualized.

CHARGE-OFF POLICIES AND NET LOSSES

    Triad's charge-off policy relating to repossessed vehicles, bankruptcy, "skip" accounts and thefts or collisions is as follows:

    REPOSSESSIONS. When a vehicle has been repossessed and sold, the proceeds from the sale of the vehicle, net of the costs incurred in its repossession, storage and disposition, will be applied against the outstanding balance of the Receivable. A charge-off will be made in an amount equal to the Principal Balance of the Receivable less the net proceeds of the liquidation of the related Financed Vehicle.

    BANKRUPTCIES. If Triad receives a bankruptcy notice with respect to an Obligor, the contract will be charged of in an amount equal to the current outstanding principal balance of the contract at the time of charge-off. The charge-off actually taken upon the earlier of (a) the month in which the Obligor allows the contract to become 120 days or more delinquent in the case of an Obligor that files for protection under Chapter 7 or Chapter 13 of the United States Bankruptcy Code, 11 U.S.C. 101 et seq. (the "Bankruptcy Code") or (b) Triad's receipt of notice of the results of the bankruptcy proceedings. The initial charge-off is adjusted, if necessary, to reflect the results of the bankruptcy proceedings.

    "SKIP" ACCOUNTS. Triad defines "skip" accounts as contracts for which (a) Triad is unable to contact or locate an Obligor for a period of 120 days and (b) Triad is unable to locate the related Financed Vehicle. Triad charges off the contract, with a charge-off equal to the current outstanding principal balance of the contract, and continues collection efforts. If Triad subsequently makes contact with the Obligor, and the vehicle is repossessed and sold, proceeds from the disposition of the collateral, net of the costs incurred in repossessing, storing and disposing of the vehicle, and/or rebates from the cancellation of outstanding insurance policies and/or extended service contracts are recorded as recoveries.

    THEFTS OR COLLISIONS. Theft or collision contracts are charged-off upon the earlier of (a) Triad's receipt of proceeds from the Obligor's insurance policy if the account becomes more than 30 days past due and (b) the month in which the contract becomes 120 days delinquent. The charge-off is equal to the amount of the net deficiency resulting from the application of insurance proceeds to the current outstanding principal balance of the contract. Insurance proceeds received after a contract is charged-off are recorded as recoveries.

    Where permitted by local statute, charged-off Receivables are pursued for any deficiencies by Triad's loss prevention staff. A deficiency letter is sent to the Obligor within five days of the deficiency being established. A follow-up call to the Obligor is made within ten days after the deficiency letter has been sent. During this call, an attempt is made to negotiate a settlement of the deficiency balance. The first offer is generally made in an amount equal to 85% of the deficiency balance, but a 65% settlement is acceptable. Triad generally prefers to avoid establishing a monthly payment plan, as its experience has been that the Obligor will typically only make payments until such time as he is able to purchase a replacement vehicle. Triad will generally garnish the salary of a defaulted Obligor in states in which salary garnishment for recovery of deficiency balances is permitted.

INSURANCE

    In addition to the physical damage insurance policies maintained by the Obligors naming Triad as the loss payee, Triad may maintain collateral protection for uninsured physical damage in a manner that is customary and standard for servicers of receivables in the same general area as the Servicer and for receivables comparable to the Receivables, which may include self-insurance. Triad also maintains fidelity coverage insuring against losses through wrongdoing of its officers and employees.

                              THE BACKUP SERVICER

    If a Servicer Termination Event occurs and remains unremedied and Triad is terminated as Servicer or resigns as Servicer, [ ], will serve as successor Servicer (in such capacity, the "Backup Servicer"). The Backup Servicer will receive a fee on each Distribution Date equal to the product of one-twelfth times $[ ] as compensation for, among other things, (i) standing by to act as successor Servicer and (ii) confirming certain calculations made by the Servicer on the monthly statement to Noteholders, including but not limited to (a) interest and principal payments due to the Noteholders and (b) Receivables performance ratios related to a Reserve Account Trigger Event and/or Servicer Termination Trigger Event.

                                THE RECEIVABLES


    Pursuant to the Receivables Purchase Agreement, Triad will sell and assign to the Seller all of its right, title and interest in and to the Receivables and the other Trust Property, and the Seller, pursuant to the Sale and Servicing Agreement, will sell and assign to the Trust all of its right, title and interest in and to the Receivables and such other Trust Property. The Trust will then pledge all of its right, title and interest in and to the Receivables to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture. The Receivables consist of motor vehicle retail installment contracts. The Receivables were purchased by Triad in the ordinary course of its business pursuant to its finance programs and underwriting standards. As detailed herein, such credit guidelines may be less stringent than those applied in the origination of other automobile loans by other lenders. See "Triad and the Servicer--Underwriting." Not more than [ ]% of the Receivables were acquired by Triad directly from any single Dealer. Approximately [ ]% of the Receivables were originated by Correspondents, with The Bank of the West, a Correspondent whose executive offices are located in Walnut Creek, California generating [ ]% of the Receivables included in the Trust Property.


    No selection procedures adverse to the Noteholders were utilized in selecting the Receivables sold and assigned to the Seller and then sold and assigned to the Trust. The Receivables existing as of the Cutoff Date were selected from Triad's portfolio according to several criteria. Among such criteria, each Receivable (1) arises from the delivery and acceptance of a Financed Vehicle and which delivery and acceptance has been fully performed by the Obligor and the Dealer party thereto, (2) arises from the normal course of the Dealer's business, (3) is not in default, (4) the Obligor of which is a natural person residing in any state or the District of Columbia, (5) the Obligor of which is not a government or a governmental subdivision or agency,
(6) met Triad's underwriting criteria at the time of purchase, (7) is denominated and payable in Dollars in the United States, (8) is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor in accordance with its terms, (9) is not subject to any dispute, litigation, counterclaim or defense, or any offset or right of offset at the time of purchase by Triad, and to the best of Triad's knowledge, any exercisable right of recission, (10) has an original term to maturity of not less than [ ] or more than [ ] months, (11) provides for equal monthly payments which will cause the Receivable to fully amortize during its term, (12) has an Amount Financed of not less than [ ]or more than [ ] and (13) has an APR of not less than the lesser of (A) [ ] and (B) the maximum interest rate permissible by law with respect to such Receivable.

PAYMENTS ON THE RECEIVABLES

    All of the Receivables provide for the payment by the related Obligor of a specific total amount of payments, payable in substantially equal monthly installments on each scheduled payment date, which total represents the amount financed plus interest charges on the amount financed for the term of such Receivable. Each Receivable provides for repayment of the Amount Financed by an Obligor according to (i) the Rule of 78's (a "Rule of 78's Receivables"), (ii) the actuarial method (an "Actuarial Receivable" and together with Rule of 78's Receivables, the "Precomputed Receivables") or (iii) the simple interest method (a "Simple Interest Receivable").

    Under a Rule of 78's Receivable, the rate at which the amount of finance charges is earned and, correspondingly, the amount of each scheduled monthly payment allocated to reduction of the outstanding principal balance of the related Receivable are calculated in accordance with the "Rule of 78's". Under the Rule of 78's, the portion of a payment allocable to interest earned during that month is determined by multiplying the total amount of interest payable over the term of the Receivable by a fraction, the denominator of which is equal to the sum of a series of numbers beginning with one and ending with the number of scheduled monthly payments due under the related Receivable, and the numerator of which is the number of payments remaining under such Receivable before giving effect to the payment to which the fraction is being applied. The difference between the amount of the scheduled monthly payment made by the Obligor and the amount of earned add-on interest calculated for the month is applied to principal reduction.



    An Actuarial Receivable provides for amortization of the loan over a series of fixed level monthly installments. Each scheduled monthly payment is deemed to consist of an amount of interest equal to 1/12 of the stated APR of the Receivable multiplied by the outstanding principal balance of the Receivable and an amount of principal equal to the remainder of such scheduled monthly payment.


    All payments received by the Servicer on or in respect of Precomputed Receivables, including the final scheduled payment, will be allocated pursuant to the Sale and Servicing Agreement on an actuarial basis. No adjustment will be made in the event of early or late payments, although in the latter case the Obligor may be subject to a late charge.

    "Simple Interest Receivables" provide for the amortization of the amount financed under the receivable over a series of fixed level monthly payments. However, unlike the monthly payment under Rule of 78s Receivables, each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued to the date immediately preceding the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an Obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.

    In the event of a prepayment in full (voluntarily or by acceleration) of a Precomputed Receivable, a "rebate" in the loan accounting records of the Servicer may be made to the Obligor of that portion of the total amount of payments under such Receivable allocable to "unearned" finance charges. In the event of the prepayment in full (voluntarily or by acceleration) of a Simple Interest Receivable, a "rebate" will not be made to the Obligor, but the Obligor will be required to pay interest only to the date immediately preceding the date of prepayment. The amount of such rebate under a Precomputed Receivable generally will be less than or equal to the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all remaining payments were made on schedule.

    The amount of a rebate under a Rule of 78's Receivable calculated in accordance with the Rule of 78's generally will be less than the amount of a rebate on an Actuarial Receivable calculated in accordance with the actuarial method. Distributions to Noteholders will not be affected by Rule of 78's rebates under the Rule of 78's Receivables because pursuant to the Sale and Servicing Agreements such distributions will be determined using the actuarial method. Amounts received upon prepayment in full of a Rule of 78's Receivable in excess of the then outstanding principal balance of such Receivable and accrued interest thereon (calculated pursuant to the actuarial method) will not be passed through to Noteholders.

PURCHASE OR REPLACEMENT OBLIGATIONS

    Pursuant to the Receivables Purchase Agreement and the Sale and Servicing Agreement, Triad and the Seller, respectively, will be obligated to repurchase or replace any Receivable sold and assigned to the Trust as to which a breach has occurred as to certain representations or warranties made by Triad and the Seller with respect to the Receivable, if such breach has not been cured by the last day of the first full calendar month following the discovery by or notice to Triad and the Seller of the breach, if such breach will materially and adversely affect the interests of the Noteholders or the Trust in such Receivable. The Indenture Trustee will also have certain rights to enforce the corresponding obligations of the Seller under the Sale and Servicing Agreement and of Triad under the Receivables Purchase Agreement. See "The Transaction Documents--Sale and Assignment of Receivables" and "Trust Property."

    The Sale and Servicing Agreement also provides that if the Servicer breaches certain of its servicing obligations thereunder (including but not limited to its obligation to maintain perfection of the first priority security interest of Triad created by each Receivable in the related Financed Vehicle) or certain other covenants with regard to the Servicer, in each case only in a manner that materially and adversely affects the interests of the Noteholders or the Trust in any Receivable, the Servicer will purchase or replace such Receivable from the Trust, unless such breach has been cured by the last day of the first full calendar month following the discovery by or notice to the Servicer of the breach.

COMPOSITION OF THE POOL OF RECEIVABLES


    The tables below set forth information regarding the composition and characteristics of the pool of Receivables as of the Cutoff Date.


                       COMPOSITION OF THE RECEIVABLES(1)
                            (AS OF THE CUTOFF DATE)


Aggregate Principal Balance.................................  $[  ]
Number of Receivables.......................................  [  ]
Average Amount Financed.....................................  $[  ]
Range of Amounts Financed...................................  $[  ] to $[  ]
Average Current Principal Balance...........................  $[  ]
Range of Current Principal Balances.........................  $[  ] to $[  ]
Weighted Average APR........................................  [  ]%
Range of APRs...............................................  [  ]% to [  ]%
Weighted Average Original Term to Scheduled Maturity(1).....  [  ] months
Range of Original Terms to Scheduled Maturity...............  [  ] to [  ] months
Weighted Average Remaining Term to Scheduled Maturity(1)....  [  ] months
Range of Remaining Terms to Scheduled Maturity..............  [  ] to [  ] months


------------------------


(1) Rounded to the nearest month.

            DISTRIBUTION OF RECEIVABLES BY CURRENT PRINCIPAL BALANCE
                            (AS OF THE CUTOFF DATE)

                                                                             PERCENTAGE OF                  PERCENTAGE
                                                                              TOTAL NUMBER      CURRENT    OF AGGREGATE
                                                               NUMBER OF           OF          PRINCIPAL     PRINCIPAL
CURRENT PRINCIPAL BALANCE                                     RECEIVABLES    RECEIVABLES(1)     BALANCE     BALANCE(1)
-----------------------------------------------------------  -------------  ----------------  -----------  -------------
$[  ]......................................................
TOTAL......................................................         [  ]         100.00%       $    [  ]       100.00%
                                                                     ---         ------            -----       ------
                                                                     ---         ------            -----       ------

                 DISTRIBUTION OF RECEIVABLES BY AMOUNT FINANCED
                            (AS OF THE CUTOFF DATE)

                                                                             PERCENTAGE OF                  PERCENTAGE
                                                                              TOTAL NUMBER      CURRENT    OF AGGREGATE
                                                               NUMBER OF           OF          PRINCIPAL     PRINCIPAL
AMOUNT FINANCED                                               RECEIVABLES    RECEIVABLES(1)     BALANCE     BALANCE(1)
-----------------------------------------------------------  -------------  ----------------  -----------  -------------
$[  ]......................................................         [  ]           [  ]             [  ]         [  ]
TOTAL......................................................         [  ]         100.00%       $    [  ]       100.00%
                                                                     ---         ------            -----       ------
                                                                     ---         ------            -----       ------

                       DISTRIBUTION OF RECEIVABLES BY APR
                            (AS OF THE CUTOFF DATE)

                                                                             PERCENTAGE OF                  PERCENTAGE
                                                                              TOTAL NUMBER      CURRENT    OF AGGREGATE
                                                               NUMBER OF           OF          PRINCIPAL     PRINCIPAL
RANGE OF APRS                                                 RECEIVABLES    RECEIVABLES(1)     BALANCE     BALANCE(1)
-----------------------------------------------------------  -------------  ----------------  -----------  -------------
[Percent]..................................................         [  ]           [  ]             [  ]         [  ]
TOTAL......................................................         [  ]         100.00%       $    [  ]       100.00%
                                                                     ---         ------            -----       ------
                                                                     ---         ------            -----       ------

         DISTRIBUTION OF RECEIVABLES BY MODEL YEAR OF FINANCED VEHICLE
                            (AS OF THE CUTOFF DATE)

                                                                             PERCENTAGE OF                  PERCENTAGE
                                                                              TOTAL NUMBER      CURRENT    OF AGGREGATE
                                                               NUMBER OF           OF          PRINCIPAL     PRINCIPAL
MODEL YEAR                                                    RECEIVABLES    RECEIVABLES(1)     BALANCE     BALANCE(1)
-----------------------------------------------------------  -------------  ----------------  -----------  -------------
[Year].....................................................         [  ]           [  ]             [  ]         [  ]
TOTAL......................................................         [  ]         100.00%       $    [  ]       100.00%
                                                                     ---         ------            -----       ------
                                                                     ---         ------            -----       ------

------------------------

(1) Percentages may not add up to 100.00% due to rounding.

      DISTRIBUTION OF RECEIVABLES BY REMAINING TERM TO SCHEDULED MATURITY
                            (AS OF THE CUTOFF DATE)

                                                                             PERCENTAGE OF                  PERCENTAGE
                                                                              TOTAL NUMBER      CURRENT    OF AGGREGATE
                                                               NUMBER OF           OF          PRINCIPAL     PRINCIPAL
RANGE OF REMAINING TERMS                                      RECEIVABLES    RECEIVABLES(1)     BALANCE     BALANCE(1)
-----------------------------------------------------------  -------------  ----------------  -----------  -------------
[Range of months]..........................................         [  ]           [  ]             [  ]         [  ]
TOTAL......................................................         [  ]         100.00%       $    [  ]       100.00%
                                                                     ---         ------            -----       ------
                                                                     ---         ------            -----       ------

       DISTRIBUTION OF RECEIVABLES BY ORIGINAL TERM TO SCHEDULED MATURITY
                            (AS OF THE CUTOFF DATE)

                                                                             PERCENTAGE OF                  PERCENTAGE
                                                                              TOTAL NUMBER      CURRENT    OF AGGREGATE
                                                               NUMBER OF           OF          PRINCIPAL     PRINCIPAL
RANGE OF ORIGINAL TERMS                                       RECEIVABLES    RECEIVABLES(1)     BALANCE     BALANCE(1)
-----------------------------------------------------------  -------------  ----------------  -----------  -------------
[Range of months]..........................................         [  ]           [  ]             [  ]         [  ]
TOTAL......................................................         [  ]         100.00%       $    [  ]       100.00%
                                                                     ---         ------            -----       ------
                                                                     ---         ------            -----       ------

      DISTRIBUTION OF RECEIVABLES BY PRINCIPAL PLACE OF BUSINESS OF DEALER
                            (AS OF THE CUTOFF DATE)

                                                                             PERCENTAGE OF                  PERCENTAGE
                                                                              TOTAL NUMBER      CURRENT    OF AGGREGATE
                                                               NUMBER OF           OF          PRINCIPAL     PRINCIPAL
STATE                                                         RECEIVABLES    RECEIVABLES(1)     BALANCE     BALANCE(1)
-----------------------------------------------------------  -------------  ----------------  -----------  -------------
[State]....................................................         [  ]           [  ]             [  ]         [  ]
TOTAL......................................................         [  ]         100.00%       $    [  ]       100.00%
                                                                     ---         ------            -----       ------
                                                                     ---         ------            -----       ------

------------------------

(1) Percentages may not add up to 100.00% due to rounding.

MATURITY AND PREPAYMENT ASSUMPTIONS

    All the Receivables are prepayable at any time. The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of Triad unless the loan is repaid by the Obligor at the time of such sale or transfer. (For this purpose the term "prepayments" includes prepayments in full, or in part, including, without limitation, certain partial prepayments related to refunds of extended service contract costs and unearned insurance premiums, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and certain other Receivables repurchased for administrative reasons.) The rate of prepayment on the Receivables may also be influenced by the structure of the loan, the nature of the Obligors and the Financed Vehicles and servicing decisions as discussed above. In addition, under certain circumstances, the Seller and Triad are obligated to repurchase or replace Receivables as a result of breaches of representations and warranties pursuant to the Sale and Servicing Agreement and the Receivables Purchase Agreement, respectively, and under certain circumstances, the Servicer is obligated to purchase Receivables pursuant to the Sale and Servicing Agreement as a result of breaches of certain covenants. Subject to certain conditions, the Servicer has the option, to purchase or replace the Receivables when the aggregate principal balance thereof is [ ]% or less of the Cutoff Date Principal Balance.


    If prepayments are received on the Receivables, the actual weighted average life of the Receivables may be shorter than the scheduled weighted average life (i.e., the weighted average life assuming that payments will be made as scheduled and that no prepayments will be made). "Weighted Average Life" means the average amount of time during which each dollar of principal on a Receivable is outstanding.


    Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne by the Noteholders. See also "The Notes--Optional Purchase of Receivables" regarding the Servicer's right to purchase the Receivables and the other Trust Property on any Record Date as of which the Aggregate Principal Balance has declined to less than [ ]% of the Cutoff Date Principal Balance.

                              YIELD CONSIDERATIONS

    On each Payment Date, interest on the Receivables will be passed through to the Noteholders of each Class in an amount equal to one-twelfth of the related Interest Rate multiplied by the Note Balance of the applicable Class on the immediately preceding Determination Date. In the event of prepayments on Receivables, Noteholders will nonetheless be entitled to receive interest for the full month on the Notes. See also "The Receivables--Maturity and Prepayment Assumptions".

                                USE OF PROCEEDS

    The net proceeds to be received by the Seller from the sale of the Receivables will be applied by the Seller to the purchase of the Receivables from Triad, to the payment of the Reserve Account Initial Deposit and to the payment of related expenses. Net amounts remaining after such payments, if any, will be distributed by the Seller to its sole shareholder, Triad.

                                   THE TRUST

    The Issuer, Triad Auto Receivables Owner Trust 199[ ]-[ ], is a business trust formed, prior to its purchase of the Receivables and the issuance of the Notes, under the laws of the State of Delaware pursuant to the Trust Agreement, between the Seller, as Holder of the Certificate (as defined in the Trust Agreement), the Servicer and the Owner Trustee (the "Trust Agreement"), for the purpose of carrying out the transactions described in this Prospectus Supplement. After its formation, the Trust will not engage in any business activity other than acquiring and holding the Trust Property, issuing the Notes and Certificate and making payments thereon.

    Each Note will represent a limited obligation of the Trust. The Trust Property will include, among other things, the Receivables and the other Trust Property described in "Trust Property" above.

THE OWNER TRUSTEE

    [ ], the Owner Trustee under the Trust Agreement, is a [ ] and its principal offices are located at [ ]. The Owner Trustee will perform limited administrative functions under the Trust Agreement. The Owner Trustee's liability in connection with the issuance and sale of the Notes is limited solely to the express obligations of the Owner Trustee set forth in the Trust Agreement and the Sale and Servicing Agreement.

THE INDENTURE TRUSTEE

    [ ] will be the Indenture Trustee under the Indenture. [ ] is a [ ], the corporate trust office of which is located at [ ].

                                   THE NOTES


    THE NOTES OFFERED HEREBY WILL BE ISSUED PURSUANT TO THE INDENTURE, A FORM OF WHICH HAS BEEN FILED AS AN EXHIBIT TO THE REGISTRATION STATEMENT. THE FOLLOWING SUMMARY DESCRIBES MATERIAL TERMS OF THE NOTES AND THE INDENTURE. THE SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, ALL THE PROVISIONS OF THE NOTES AND THE INDENTURE. THE FOLLOWING SUMMARY SUPPLEMENTS THE DESCRIPTION OF THE GENERAL TERMS AND PROVISIONS OF THE NOTES OF ANY GIVEN SERIES AND THE RELATED INDENTURE SET FORTH IN THE ACCOMPANYING PROSPECTUS, TO WHICH DESCRIPTION REFERENCE IS HEREBY MADE.


GENERAL

    The Notes initially will be represented by notes registered in the name of Cede as the nominee of DTC, and will only be available in the form of book-entries on the records of DTC and participating members thereof in denominations of $1,000. All references to "holders" or "Noteholders" and to authorized denominations, when used with respect to the Notes, shall reflect the rights of Note Owners, and limitations thereof, as they may be indirectly exercised through DTC and its participating members, except as otherwise specified herein. See "Registration of Notes" in this Prospectus Supplement.

    In general, the Class A-1 Noteholders will be entitled to receive, on each Payment Date, the Class A-1 Principal Payment Amount, based on the Class A-1 Percentage and the Class A-1 Interest Payment Amount; subject to the priority of payments to the Class A-1 Noteholders, as described in "Summary-- Priority of Distribution Amounts", the Class A-2 Noteholders will be entitled to receive on each Payment Date, the Class A-2 Principal Payment Amount, based on the Class A-2 Percentage and the Class A-2 Interest Payment Amount; subject to the priority of payments to the Class A Noteholders, as described in "Summary--Priority of Distribution Amounts", the Class B Noteholders will be entitled to receive, on each Payment Date, the Class B Principal Payment Amount, based on the Class B Percentage and the Class B Interest Payment Amount.

OPTIONAL PURCHASE OF RECEIVABLES

    As an administrative convenience, the Servicer may purchase all the Receivables and other Trust Property on any Payment Date if, as of the related Determination Date, the Aggregate Principal Balance has declined to less than [ ]% of the Cutoff Date Principal Balance. To exercise such option, the Servicer must pay the aggregate Purchase Amounts for the Receivables and will succeed to all interests in and to the Trust Property. The purchase price paid by the Servicer will be deposited into the Collection Account and distributed pursuant to "Priority of Distribution Amounts" below.

    Such purchase will cause a redemption of the Notes; PROVIDED, HOWEVER, that the Servicer will provide the Indenture Trustee, the Backup Servicer and the Rating Agency at least 10 days' prior written notice of any redemption. The Indenture Trustee will give notice to each Noteholder at least five days prior to any such redemption. The redemption price for each Note will be no less than the outstanding principal balance of such Note on the date of redemption plus accrued and unpaid interest thereon (the "Redemption Price"). The Servicer will deposit the Redemption Price into the Collection Account, and the Indenture Trustee will distribute the amounts so deposited in accordance with the "Priority of Distribution Amounts" below.

DISTRIBUTIONS FROM THE TRUST

    No later than 12:00 p.m. New York City time on each Record Date, the Servicer will inform the Indenture Trustee of the amount of aggregate collections on the Receivables, and the aggregate Purchase Amount of Receivables to be purchased by the Servicer with respect to the related Collection Period. The Servicer will determine prior to such Record Date, the Class A-1 Interest Payment Amount, the Class A-2 Interest Payment Amount, the Class B Interest Payment Amount, the Class A-1 Principal Payment Amount, the Class A-2 Principal Payment Amount, the Class B Principal Payment Amount, the Class A-1 Payment Amount, the Class A-2 Payment Amount, the Class B Payment Amount, the Reserve Account Required Amount, the Overcollateralization Amount and the Target Overcollateralization Amount.

    For purposes hereof, the following terms shall have the following meanings:

    "Defaulted Receivable" means any Receivable (a) for which the related Financed Vehicle has been repossessed by the Servicer or (b) for which the Obligor is more than 120 days past due or (c) with respect to which the Servicer has determined in good faith that no further proceeds are expected to be received in respect of such Receivable.

    "Liquidated Receivable" means any Receivable (a) which has been liquidated by the Servicer through the sale of the Financed Vehicle or the Receivable or
(b) for which the Obligor is more than 120 days past due, or (c) with respect to which the Servicer has determined in good faith that no further proceeds are expected to be received in respect of such Receivable.

    "Principal Balance" of a Receivable (a) as of the Cutoff Date, means the Amount Financed minus (i) in the case of a Precomputed Receivable, that portion of all payments (including all Scheduled Payments and any prepayments in full or partial prepayments) actually received on or prior to such date and allocable to principal in accordance with the actuarial method and (ii) in the case of a Simple Interest Receivable, that portion of all payments (including all Scheduled Payments and any prepayments in full or partial prepayments) actually received on or prior to such date and allocable to principal in accordance with the simple interest method, and (b) as of any date after the Cutoff Date, means the Principal Balance as of the Cutoff Date minus (1) in the case of a Precomputed Receivable, that portion of all payments (including all Scheduled Payments and any prepayments in full or partial prepayments) actually received on or prior to such date (but after the Cutoff Date) and allocable to principal in accordance with the actuarial method, (2) in the case of a Simple Interest Receivable, that portion of all payments (including all Scheduled Payments and any prepayments in full or partial prepayments) actually received on or prior to such date (but after the Cutoff Date) and allocable to principal in accordance with the simple interest method and (3) any Cram Down Loss in respect of such Receivable. The Principal Balance of a Liquidated Receivable for purposes other than the definition of Principal Payment Amount shall be equal to $0.

    "Purchase Amount" means, with respect to a Receivable, the Principal Balance plus interest thereon at the respective APR from the last day through which interest has been paid to the last day of the immediately preceding Collection Period if purchased prior to the Record Date immediately following the end of such Collection Period, and otherwise through the last day of the month of repurchase.

    "Principal Payment Amount" means, with respect to any Payment Date other than the Final Scheduled Payment Date, the sum of the following amounts, without duplication: (a) the principal portion of all Scheduled Payments on Precomputed Receivables (calculated in accordance with the actuarial method) and all payments of principal received on Simple Interest Receivables (calculated in accordance with the simple interest method) during such Collection Period; (b) the principal portion of all prepayments received during the preceding Collection Period; (c) the portion of the Purchase Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the preceding Collection Period and the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased; (d) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period and (e) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection Period.

    "Recoveries" means, with respect to a Liquidated Receivable, the monies collected from whatever source, subsequent to the date on which such Receivable became a Liquidated Receivable net of the reasonable costs of liquidation including reasonable out-of-pocket expenses of the Servicer in connection with such liquidation plus any amounts required by law to be remitted to the Obligor.

    "Scheduled Payment" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments granted to Obligors by the Servicer pursuant to the Sale and Servicing Agreement or any rescheduling of payments in an insolvency or similar proceeding).


    CALCULATION OF PAYMENT AMOUNTS. (a) The Class A-1 Noteholders will be entitled to receive, to the extent funds are available therefor, the "Class A-1 Payment Amount" with respect to each Payment Date. The "Class A-1 Payment Amount" with respect to a Payment Date will be an amount equal to the sum of (i) the "Class A-1 Principal Payment Amount", consisting of the Class A-1 Percentage of the Principal Payment Amount, PLUS (ii) the "Class A-1 Interest Payment Amount", consisting of 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Class A-1 Interest Rate on the Class A-1 Note Balance as of the close of business on the last day of the related Collection Period.



    (b) The Class A-2 Noteholders will be entitled to receive, to the extent funds are available therefor, the "Class A-2 Payment Amount" with respect to each Payment Date. The "Class A-2 Payment Amount" with respect to a Payment Date will be an amount equal to the sum of (i) the "Class A-2 Principal Payment Amount", consisting of the Class A-2 Percentage of the Principal Payment Amount, PLUS (ii) the "Class A-2 Interest Payment Amount", consisting of 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Class A-2 Interest Rate on the Class A-2 Note Balance as of the close of business on the last day of the related Collection Period; PROVIDED, HOWEVER, that payment of interest and principal to the Class A-2 Noteholders will be subordinated to the extent described under "The Notes--Priority of Distribution Amounts."



    (c) The Class B Noteholders will be entitled to receive, to the extent funds are available therefor, the "Class B Payment Amount" with respect to each Payment Date. The "Class B Payment Amount" with respect to a Payment Date will be an amount equal to the sum of (i) the "Class B Principal Payment Amount", consisting of the Class B Percentage of the Principal Payment Amount, PLUS (ii) the "Class B Interest Payment Amount", consisting of 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Class B Interest Rate on the Class B Note Balance as of the close of business on the last day of the related Collection Period; PROVIDED, HOWEVER, that payment of interest and principal to the Class B Noteholders will be subordinated to the extent described under "The Notes--Priority of Distribution Amounts".


    On and after the Final Scheduled Payment Date, the Class A-1 Principal Payment Amount, the Class A-2 Principal Payment Amount and the Class B Principal Payment Amount will equal the then outstanding Class A-1 Note Balance, Class A-2 Note Balance and the Class B Note Balance, respectively.

    For purposes hereof, the following terms shall have the following meanings:

    "Class A-1 Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of (a) the Class A-1 Interest Payment Amount for such Payment Date and any outstanding

Class A-1 Interest Carryover Shortfall from the immediately preceding Payment Date plus interest on such outstanding Class A-1 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-1 Interest Rate from such preceding Payment Date through the current Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over (b) the amount of interest that the Holders of the Class A-1 Notes actually received on such current Payment Date.

    "Class A-1 Principal Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of (a) the Class A-1 Principal Payment Amount and any outstanding Class A-1 Principal Carryover Shortfall from the immediately preceding Payment Date, over (b) the amount of principal that the Holders of the Class A-1 Notes actually received on such current Payment Date.

    "Class A-2 Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of (a) the Class A-2 Interest Payment Amount for such Payment Date and any outstanding Class A-2 Interest Carryover Shortfall from the immediately preceding Payment Date plus interest on such outstanding Class A-2 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-2 Interest Rate from such preceding Payment Date through the current Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over (b) the amount of interest that the Holders of the Class A-2 Notes actually received on such current Payment Date.

    "Class A-2 Principal Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of (a) the Class A-2 Principal Payment Amount and any outstanding Class A-2 Principal Carryover Shortfall from the immediately preceding Payment Date, over (b) the amount of principal that the Holders of the Class A-2 Notes actually received on such current Payment Date.

    "Class B Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess (a) of the Class B Interest Payment Amount for such Payment Date and any outstanding Class B Interest Carryover Shortfall from the immediately preceding Payment Date plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Interest Rate from such preceding Payment Date through the current Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over (b) the amount of interest that the Holders of the Class B Notes actually received on such current Payment Date.

    "Class B Principal Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of (a) the Class B Principal Payment Amount and any outstanding Class B Principal Carryover Shortfall from the immediately preceding Payment Date, over (b) the amount of principal that the Holders of the Class B Notes actually received on such current Payment Date.

PRIORITY OF DISTRIBUTION AMOUNTS

    On each Payment Date to the extent of the Payment Amount, the Indenture Trustee will (based on the information contained in the Servicer's Certificate delivered on the related Record Date) distribute the following amounts in the following order of priority:

        (i) first, to the Servicer, the Servicer Fee (as defined herein) for the related Collection Period, any Supplemental Servicer Fee for the related Collection Period and so long as Triad is the Servicer, any Servicer Expenses for the related or any prior Collection Period and certain other amounts mistakenly deposited in the Collection Account belonging to the Servicer, if any, or otherwise required to be distributed to the Servicer in accordance with the Sale and Servicing Agreement;

        (ii) second, to any Lockbox Bank (as defined herein), the Indenture Trustee, the Owner Trustee and the Backup Servicer, any accrued and unpaid fees and expenses (including reasonable legal fees and expenses), in each case, to the extent such Person (as defined herein) has not previously received such amount from the Servicer;

       (iii) third, to the Class A-1 Noteholders, the Class A-1 Interest Payment Amount for such Payment Date and the Class A-1 Interest Carryover Shortfall, if any;

        (iv) fourth, to the Class A-2 Noteholders, the Class A-2 Interest Payment Amount for such Payment Date and the Class A-2 Interest Carryover Shortfall, if any;

        (v) fifth, to the Class B Noteholders, the Class B Interest Payment Amount for such Payment Date and the Class B Interest Carryover Shortfall, if any;

        (vi) sixth, to the Class A-1 Noteholders, the Class A-1 Principal Payment Amount for such Payment Date, based on the Class A-1 Percentage and the Class A-1 Principal Carryover Shortfall, if any;

       (vii) seventh, to the Class A-2 Noteholders, the Class A-2 Principal Payment Amount for such Payment Date, based on the Class A-2 Percentage and the Class A-2 Principal Carryover Shortfall, if any;

      (viii) eighth, to the Class B Noteholders, the Class B Principal Payment Amount for such Payment Date, based on the Class B Percentage and the Class B Principal Carryover Shortfall, if any;

        (ix) ninth, to the Reserve Account to the extent necessary to make the amount on deposit in the Reserve Account equal to the Reserve Account Required Amount (after giving effect to all withdrawals from the Reserve Account on such date);

        (x) tenth, to the Class A-1 Noteholders, to the Class A-2 Noteholders and to the Class B Noteholders, as principal, pro rata, until the Target Overcollateralization Amount is reached; and

        (xi) eleventh, to the Seller, as holder of the Certificate.

STATEMENTS TO NOTEHOLDERS

    On each Payment Date, the Indenture Trustee must provide to each Noteholder and the Rating Agency a statement prepared by the Servicer based on the information in the related Servicer's Certificate, which statement sets forth certain information required under the Sale and Servicing Agreement. Each such statement will include the following information with respect to such Payment Date or the immediately preceding Collection Period, as applicable:

        (i) the amount of such payment allocable to interest with respect to the Class A-1, Class A-2 and Class B Notes, as applicable;

        (ii) the Class A-1 Percentage, the Class A-2 Percentage and the Class B Percentage;

       (iii) the amount of such payment allocable to principal on or with respect to the Class A-1 Notes, Class A-2 and Class B Notes, as applicable;

        (iv) the amount of such payment payable out of amounts withdrawn from the Reserve Account, the Reserve Account Required Amount and the amount remaining in the Reserve Account;

        (v) the amount of fees paid by the Trust with respect to such Collection Period, including any Servicer Fee, Supplemental Servicer Fee, and Servicer Expenses;

        (vi) the Class A-1 Note Balance, the Class A-2 Note Balance and the Class B Note Balance, as applicable;

       (vii) the Class A-1 Interest Carryover Shortfall, the Class A-1 Principal Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class A-2 Principal Carryover Shortfall, the Class B Interest Carryover Shortfall and the Class B Principal Carryover Shortfall, if any;

      (viii) the Class A-1 Note Factor, the Class A-2 Note Factor and the Class B Note Factor;

        (ix) the Delinquency Ratio, Cumulative Default Ratio and Repossession Inventory Ratio;

        (x) whether any Reserve Account Trigger Event or Servicer Termination Trigger Event has occurred;

        (xi) whether any Reserve Account Trigger Event or Servicer Termination Trigger Event that may have occurred as of a prior Record Date is Deemed Cured;

       (xii) the number of Receivables and the aggregate Principal Balance due thereof, for which the related Obligors are delinquent in making Scheduled Payments (A) between 31 and 60 days, (B) between 61 and 90 Days, (C) between 91 and 120 days and (D) more than 120 days;

      (xiii) the number of Receivables which became Liquidated Receivables, and the aggregate principal amount thereof net of Recoveries;

       (xiv) the number of Receivables which became Defaulted Receivables, and the aggregate principal amount thereof;

       (xv) the number and the aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection Period and the number and aggregate Purchase Amount of Receivables that were required to be repurchased during the related Collection Period but were not so repurchased;

       (xvi) the Principal Balance, APR and model year of each Receivable that was replaced and the Principal Balance, APR and model year of the corresponding Replacement Receivable;

      (xvii) the number and the aggregate Principal Balance of Receivables with respect to which, to the knowledge of the Servicer, Obligors became the subject of bankruptcy proceedings during such Collection Period (or during a prior Collection Period, if the Servicer first became aware of such proceeding during the current Collection Period);

      (xviii) the amount of any Deficiency Claim Amounts deposited in the Collection Account from the Reserve Account;

      (xvix) the Collector to Current Receivable Ratio and the Collector to Delinquent Receivable Ratio;

       (xx) the Overcollateralization Amount and the Target
    Overcollateralization Amount; and

       (xxi) the beginning balance, amount of claims paid, amount of deposits made, and ending balance of the applicable collateral self-insurance fund, if any.


    Each amount set forth pursuant to subclauses (i), (ii) and (iv) will be expressed as a dollar amount per $1,000 of the initial principal amount of a Note of the related class. Within the required period of time after the end of each calendar year, the Indenture Trustee will furnish to each person who at any time during such calendar year was a Noteholder, a statement as to the aggregate amounts of interest and principal paid to such Noteholder and such other information as the Servicer deems necessary to enable such Noteholder to prepare its tax returns. See "Federal Income Tax Consequences."


RESERVE ACCOUNT

    Pursuant to the Sale and Servicing Agreement, the Seller will cause the Indenture Trustee to establish the Reserve Account in the name of the Indenture Trustee for the benefit of the Noteholders. On the Closing Date, the Seller will make an initial deposit of cash into the Reserve Account in the amount of at least $[ ] ([ ]% of the Cutoff Date Principal Balance) (the "Reserve Account Initial Deposit"). On each Payment Date, additional amounts will be deposited into the Reserve Account from collections on the Receivables to the extent funds are available therefor as described under "The Notes--Priority of Distribution Amounts." Funds will be withdrawn from the Reserve Account on or before each Payment Date to pay any Deficiency Claim Amount for such Payment Date. The aggregate amount required to be on deposit in the Reserve Account at any time (the "Reserve Account Required Amount") is described below.

    Amounts, if any, on deposit in the Reserve Account on any Payment Date in excess of the Reserve Account Required Amount for each Payment Date will be released as described in "Priority of Distribution Amounts" above, so long as
(a) no Reserve Account Trigger Event has occurred or (b) all Reserve Account Trigger Events which have occurred have been Deemed Cured. Upon occurrence of a Reserve Account Trigger Event and until such Reserve Account Trigger Event has been Deemed Cured, such excess amounts on deposit in the Reserve Account will not be released, but will be retained in the Reserve Account for the benefit of the Noteholders and distributed as described in "--Priority of Distribution Amounts" above.

    For the purposes hereof, the following terms have the following meanings:

    "Reserve Account Required Amount" means, with respect to any Record Date, an amount equal to the greater of (a) [ ]% of the Aggregate Principal Balance and
(b) the Floor Amount, unless a Reserve Account Trigger Event has occurred, in which case the Reserve Account Required Amount shall include all amounts required to be paid in items (x) and (xi) as described in "Priority of Distribution Amounts" until such Reserve Account Trigger Event has been Deemed Cured; PROVIDED, HOWEVER, that the Reserve Account Required Amount shall be
[ ]% of the Aggregate Principal Balance for each Payment Date following the point in time that the Cumulative Default Ratio as described in clause (c) of the definition of a Reserve Account Trigger Event is greater than [ ]%, but less than [ ]%, notwithstanding such Reserve Account Trigger Event being Deemed Cured.

    "Floor Amount" at any time will equal the lesser of (a) the Note Balance and
(b) $[  ].

    "Reserve Account Trigger Event" means, with respect to any Record Date, that any one of the following events shall have occurred: (a) the Delinquency Ratio for each of the three preceding Collection Periods exceeds [ ]%; (b) the Repossession Inventory Ratio is greater than [ ]%; or (c) the Cumulative Default Ratio exceeds (i) [ ]% as of any Determination Date from the initial Determination Date through and including the sixth Determination Date, (ii)
[ ]% as of any Determination Date from the seventh Determination Date through and including the twelfth Determination Date, (iii) [ ]% as of any Determination Date from the thirteenth Determination Date through and including the eighteenth Determination Date, (iv) [ ]% as of any Determination Date from the nineteenth Determination Date through and including the twenty-fourth Determination Date or (v) [ ]% as of any Determination Date thereafter.


    "Delinquency Ratio" means, with respect to any Determination Date, a fraction (expressed as a percentage), (a) the numerator of which is equal to the aggregate of the Principal Balances of all Receivables for which the related Financed Vehicles have not been repossessed by the Servicer and with respect to which more than 10% of a Scheduled Payment is 61 or more days past due as of such Determination Date, and (b) the denominator of which is equal to the Aggregate Principal Balance as of such Determination Date.


    "Cumulative Default Ratio" means, with respect to any Determination Date, a fraction (expressed as a percentage), (a) the numerator of which is equal to the sum of (i) the aggregate of the Principal Balances of all Receivables which have become Defaulted Receivables and (ii) the amount of any Cram Down Losses, and
(b) the denominator of which is equal to the Cutoff Date Principal Balance.

    "Deemed Cured" means, as of a Determination Date, (a) with respect to a Servicer Termination Trigger Event that has occurred, that no Servicer Termination Trigger Event shall have occurred as of such Determination Date or as of either of the two immediately preceding Determination Dates, and (b) with respect to a Reserve Account Trigger Event that has occurred, that no Reserve Account Trigger Event shall have occurred as of such Determination Date or as of either of the two immediately preceding Determination Dates; PROVIDED, HOWEVER, that a Reserve Account Trigger Event resulting from a Cumulative Default Ratio exceeding [ ]% shall never be Deemed Cured until the Class A-1 Note Balance, the Class A-2 Note Balance and the Class B Note Balance have been reduced to zero.

    "Repossession Inventory Ratio" means, with respect to any Determination Date, a fraction (expressed as a percentage), (a) the numerator of which is equal to the aggregate of the Principal Balances of all Receivables for which the related Financed Vehicles have been repossessed but not yet liquidated by the Servicer and (b) the denominator of which is equal to the Aggregate Principal Balance as of such Determination Date.

THE INDENTURE

    THE INDENTURE TRUSTEE.  [     ] is the Indenture Trustee under the
Indenture. For the purpose of meeting the legal requirements of certain jurisdictions, the Indenture Trustee may appoint co-trustees or separate trustees of all or any part of the trust estate and confer upon such party such powers, duties, obligations, rights and trusts as the Indenture Trustee deems necessary, or desirable. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee by the Indenture will be conferred or imposed upon the Indenture Trustee and such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Indenture Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties, and obligations solely at the direction of the Indenture Trustee.

    The Indenture Trustee may resign at any time after 60 days' written notice to the Issuer and Noteholders in which event the Trust will be obligated to appoint a successor trustee. The Trust may remove the Indenture Trustee if, among other reasons, the Indenture Trustee ceases to be eligible to continue as such under the Indenture, becomes legally unable to act or becomes insolvent. In such circumstances, the Trust will be obligated to appoint a successor trustee. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment of a successor trustee.

    The Sale and Servicing Agreement will provide that the Indenture Trustee will be entitled to indemnification by the Servicer for and will be held harmless against, any loss, liability, fee, disbursement or expense incurred by the Indenture Trustee not resulting from the Indenture Trustee's own willful misfeasance, bad faith or negligence and other than by reason of a breach of any of the Indenture Trustee's representations or warranties set forth in the Sale and Servicing Agreement. The Sale and Servicing Agreement will further provide that the Servicer will indemnify the Indenture Trustee for certain taxes that may be asserted in connection with the transaction.

    The Indenture Trustee makes no representations as to the validity or sufficiency of the Sale and Servicing Agreement, the Notes (other than the authentication of the Notes) or any Receivables or the Related Documents and is not accountable for the use or application by the Seller or the Servicer of any funds paid to the Seller or the Servicer in respect of the Notes or the Receivables, or the investment of any monies received by the Servicer before such monies are deposited in the Collection Account. The Indenture Trustee has not independently verified the Receivables. The Indenture Trustee is required to perform only those duties specifically required of it under the Sale and Servicing Agreement and the Indenture. The Indenture Trustee shall determine whether the certificates, reports or other instruments required to be furnished to the Indenture Trustee under the Sale and Servicing Agreement and the Indenture conform to the requirements of the Sale and Servicing Agreement and the Indenture, respectively.

    MODIFICATION OF INDENTURE WITHOUT NOTEHOLDER CONSENT. The Trust and Indenture Trustee may, without consent of the Noteholders, enter into one or more supplemental indentures for any of the following purposes: (i) to correct or amplify the description of the property subject to the lien of the Indenture or add additional property thereto; (ii) to evidence the succession of another Person to the Trust and the assumption by such successor of the covenants of the Trust; (iii) to add additional covenants for the benefit of the Noteholders or to surrender any, right or power conferred on the Trust; (iv) to convey, transfer, assign, mortgage or pledge any additional property to or with the Indenture Trustee; (v) to cure any ambiguity, or to correct or supplement any provision in the Indenture or in any supplemental indenture that may be inconsistent with any other provision of the Indenture or any supplemental indenture; (vi) to add to or change any of the provisions of the Indenture as shall be necessary and permitted to facilitate the administration by more than one trustee; and (vii) to add any provisions to, change in any manner or eliminate any of the provisions of the Indenture or modify in any manner the rights of Noteholders under such Indenture; provided that any such action must not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Noteholder.

    MODIFICATION OF INDENTURE WITH NOTEHOLDER CONSENT. With the consent of the Note Majority, the Trust and the Indenture Trustee may execute one or more supplemental indentures to add, change or eliminate any other provisions of the Indenture, modify in any manner the rights of the Noteholders or provide for the acceptance of the appointment of a successor Indenture Trustee. Without the consent of the Holder of each outstanding related Note affected thereby, however, no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate thereon or the redemption price with respect thereto, change the provisions of the Indenture relating to the application of collections on, or the proceeds of the sale of, the collateral to the payment of principal of or interest on the Notes, change any place of payment where or the coin or currency in which any Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes the consent of the Holders of which is required for any such supplemental indenture or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding certain aspects of what constitutes an "Outstanding" Note; (v) reduce the percentage of the aggregate outstanding amount of the Notes the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Receivables if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes; (vi) modify the provision of the Indenture requiring consent of Noteholders except to increase the percentage of the aggregate principal amount of the Notes required to amend the sections of the Indenture or to provide additional provisions requiring the consent of each Noteholder prior to modification or waiver; (vii) modify any of the provisions of the Indenture affecting the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date; (viii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the Holder of any Note of the security afforded by the lien of the Indenture; or (ix) become effective if the Rating Agency Condition in respect thereof has not been satisfied.

    EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT. "Events of Default" under the Indenture will consist of: (i) any failure to pay interest on the Notes as and when the same becomes due and payable, which failure continues unremedied for two days; (ii) any failure to make any required payment of principal on the Notes; (iii) a default in the observance or performance in any material respect of any covenant or agreement of the Trust made in the Indenture, or any representation or warranty made by the Trust in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect as of the time made, and the continuation of any such default or the failure to cure such breach of a representation or warranty for a period of 30 days after there shall have been given to the Trust by the Indenture Trustee, or to the Trust and the Indenture Trustee by the Holders of at least 25% of the aggregate outstanding principal balance of the Notes, a written notice in accordance with the Indenture; (iv) certain events of bankruptcy, insolvency, receivership or liquidation with respect to the Seller or the Trust; and (v) failure to pay the unpaid principal balance of any class of Notes on the respective Final Scheduled Payment Date for such class. However, the amount of principal required to be paid to Noteholders under the Indenture will generally be limited to amounts available in the Collection Account. Therefore, the failure to pay principal on a class of Notes generally will not result in the occurrence of an Event of Default until the Final Scheduled Payment Date for such class of Notes.

    If an Event of Default occurs and is continuing with respect to the Notes, the Indenture Trustee may, or if requested by the Note Majority must, declare all the Notes to be immediately due and payable. Such declaration by the Indenture Trustee may, under certain circumstances, be rescinded by the Note Majority.

    If an Event of Default occurs, the Indenture Trustee may institute proceedings to collect amounts due or foreclose on property held by the Indenture Trustee for the benefit of the Noteholders, exercise remedies as a secured party, sell the Receivables, elect to have the Trust maintain possession of such Receivables and continue to apply collections on such Receivables as if there had been no declaration of acceleration or make demand on the Servicer to deliver all Servicer Receivables Files to the Indenture Trustee. However, the Indenture Trustee is prohibited from selling the related Receivables following an Event of Default, unless (i) the holders of all the outstanding Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on such outstanding Notes at the date of such sale, or (iii) the Indenture Trustee determines that the proceeds of the Receivables would not be sufficient on an ongoing basis to make all payments on the Notes as such payments would have become due if such obligations had not been declared due and payable. Following a declaration upon an Event of Default that the Notes are immediately due and payable, Noteholders will be entitled to repayment of interest and principal in accordance with the "Priority of Distribution Amounts" above.

    If an Event of Default occurs and is continuing with respect to the Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders of such Notes if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to the provisions for indemnification and the preceding paragraph, the Note Majority will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee and the Note Majority may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all of the Holders of such outstanding Notes.

    No Holder of a Note will have the right to institute any proceeding with respect to the Indenture, unless (i) such Holder previously has given to the Indenture Trustee written notice of a continuing Event of Default, (ii) the Holders of not less than 25% of the Note Balance have made written request of the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such Holders have offered the Indenture Trustee indemnity reasonably satisfactory to the Indenture Trustee, and (iv) the Indenture Trustee has for 60 days failed to institute such proceeding.

NOTE FACTORS; STATEMENT TO NOTEHOLDERS; SERVICER REPORTS TO THE INDENTURE
  TRUSTEE

    The "Class A-1 Note Factor" will be a seven-digit decimal number that the Servicer will compute each month indicating the Class A-1 Note Balance as of the close of business on the Determination Date in that month as a fraction of the respective original outstanding principal balance of the Class A-1 Notes. The Class A-1 Note Factor will be 1.0000000 as of the Cutoff Date; thereafter, the Class A-1 Note Factor will decline to reflect reductions in the Class A-1 Note Balance as a result of scheduled payments collected, partial prepayments, prepayments and liquidations of the Receivables. The amount of a Class A-1 Noteholder's pro rata share of the Class A-1 Note Balance can be determined on any date by multiplying the original denomination of the Holder's Note by the Class A-1 Note Factor as of the close of business on the most recent Payment Date.

    The "Class A-2 Note Factor" will be a seven-digit decimal number that the Servicer will compute each month indicating the Class A-2 Note Balance as of the close of business on the Determination Date in that month as a fraction of the respective original outstanding principal balance of the Class A-2 Notes. The Class A-2 Note Factor will be 1.0000000 as of the Cutoff Date; thereafter, the Class A-2 Note Factor will decline to reflect reductions in the Class A-2 Note Balance as a result of scheduled payments collected, partial prepayments, prepayments and liquidations of the Receivables. The amount of a Class A-2

Noteholder's pro rata share of the Class A-2 Note Balance can be determined on any date by multiplying the original denomination of the Holder's Note by the Class A-2 Note Factor as of the close of business on the most recent Payment Date.

    The "Class B Note Factor" will be a seven-digit decimal number that the Servicer will compute each month indicating the Class B Note Balance as of the close of business on the Determination Date in that month as a fraction of the respective original outstanding principal balance of the Class B Notes. The Class B Note Factor will be 1.0000000 as of the Cutoff Date; thereafter, the Class B Note Factor will decline to reflect reductions in the Class B Note Balance as a result of scheduled payments collected, partial prepayments, prepayments and liquidations of the Receivables. The amount of a Class B Noteholder's pro rata share of the Class B Note Balance can be determined on any date by multiplying the original denomination of the Holder's Note by the Class B Note Factor as of the close of business on the most recent Payment Date.

    Under the Sale and Servicing Agreement, the Servicer will perform certain monitoring and reporting functions for the Trust, including the preparation and delivery of the Servicer's Certificate on each Record Date to the Indenture Trustee, the Backup Servicer, and the Rating Agency setting forth specified information with respect to the preceding Collection Period.

    Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Sale and Servicing Agreement, the Indenture Trustee will be required to mail to each person who at any time during such calendar year will have been a Noteholder a statement containing certain information related to such Noteholder's preparation of federal income tax returns.

                                    RATINGS

    It is a condition to issuance of the Notes that the Class A-1 Notes be rated at least "[ ]" or the equivalent by the Rating Agency, the Class A-2 Notes be rated at least "[ ]" or the equivalent by the Rating Agency and the Class B Notes be rated at least "[ ]" or the equivalent by the Rating Agency. A rating is not a recommendation to purchase, hold or sell the Notes, inasmuch as such ratings do not comment as to market price or suitability for a particular investor. There is no assurance that the ratings will remain for any given period of time or that the ratings will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant.

                             REGISTRATION OF NOTES


    The Notes will initially be registered in the name of Cede, the nominee of DTC. DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly. See "Description of the Securities--Book-Entry Registration" in the Prospectus.


                           THE TRANSACTION DOCUMENTS


    THE FOLLOWING SUMMARY DESCRIBES MATERIAL TERMS OF THE TRANSACTION DOCUMENTS. FORMS OF THE TRANSACTION DOCUMENTS HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO, AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, ALL THE PROVISIONS IN THE TRANSACTION DOCUMENTS. THE FOLLOWING SUMMARY SUPPLEMENTS THE DESCRIPTION OF THE GENERAL TERMS AND PROVISIONS OF THE

TRUST DOCUMENTS (AS SUCH TERM IS USED IN THE PROSPECTUS) SET FORTH IN THE PROSPECTUS, TO WHICH DESCRIPTION REFERENCE IS HEREBY MADE.

SALE AND ASSIGNMENT OF RECEIVABLES

    At the time of issuance of the Notes, the Seller will sell and assign to the Trust the Seller's entire interest in the Receivables, including its security interests in the Financed Vehicles. On or before the Closing Date, the Trust will pledge the Receivables to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture. Each Receivable will be identified in a schedule to the Sale and Servicing Agreement. The Indenture Trustee will, concurrently with such pledge, authenticate and deliver the Notes, which have been executed on behalf of the Trust.

    In the Receivables Purchase Agreement and the Sale and Servicing Agreement, Triad and the Seller will represent and warrant to the Seller and the Trust, respectively, that, among other things: (i) as of the Cutoff Date, the information provided in the schedule to the Sale and Servicing Agreement with respect to the Receivables is correct in all material respects; (ii) at the date of issuance of the Notes, the Receivables are, to the best of its knowledge, free and clear of all liens or claims existing or that have been filed for work, labor, storage or materials that are liens prior to the security interest in the Financed Vehicle granted by the Receivables and no right of setoff, counterclaim or rescission has been asserted or, to the best of its knowledge, threatened with respect to the Receivables; (iii) at the date of issuance of the Notes, each of the Receivables is secured by (or will be when all necessary steps have been taken to result in) a first priority perfected security interest in the Financed Vehicle in favor of Triad; and (iv) each Receivable, at the time it was originated, complied, and at the date of issuance of the Notes, complies in all material respects with applicable federal, state and local laws, including consumer credit, truth in lending, equal credit opportunity and disclosure laws.

    Pursuant to the Receivables Purchase Agreement and the Sale and Servicing Agreement, Triad and the Seller, respectively, will be obligated to repurchase or replace a Receivable from the Seller and the Trust, respectively, if the interests of the Noteholders or the Trust in such Receivable are materially adversely affected by a breach of any representation or warranty made by Triad or the Seller, respectively, with respect to the Receivable, if such breach has not been cured following discovery by or notice to Triad or the Seller, respectively, of the breach. Pursuant to the Sale and Servicing Agreement, the Servicer will be obligated to purchase or replace a Receivable from the Trust if the interests of the Noteholders or the Trust in such Receivable are materially adversely affected by a breach of certain of its servicing obligations under the Sale and Servicing Agreement (including its obligation to maintain perfection of the first priority security interest created by each Receivable in the related Financed Vehicle or certain other covenants with respect to the Servicer), if the breach has not been cured following the discovery or notice to the Servicer of the breach. Each Receivable will be purchased from the Trust or replaced by Triad, the Seller or the Servicer, as the case may be, at a price equal to the Purchase Amount. The purchase or replacement obligations will constitute the sole remedy available to the Noteholders or the Indenture Trustee for any such uncured breaches.


    Pursuant to the Sale and Servicing Agreement, the Servicer will service and administer the Receivables. The documents evidencing the Receivables will be delivered to the Indenture Trustee on the Closing Date. In addition, Triad's accounting records and computer systems will be marked to reflect such sale and assignment, and UCC financing statements reflecting such sale and assignment will be filed. See "Legal Aspects of the Receivables--Security Interests in Vehicles" in the Prospectus.


ACCOUNTS

    Each Obligor has been instructed to make payments with respect to the Receivables to a Lockbox which has been established and will be maintained by [ ] (the "Lockbox Bank"). Upon receipt of payments in the Lockbox, the Lockbox Bank will deposit funds into an account maintained by the Lockbox Bank at a depository institution (the "Lockbox Account"). The Indenture Trustee will establish the

Collection Account (the "Collection Account") and the Reserve Account (the "Reserve Account") in the name of the Indenture Trustee for the benefit of the Noteholders. All payments made on or with respect to the Receivables previously deposited in the Lockbox Account will be transferred to the Collection Account within two Business Days of the receipt of available funds therein. All payments with respect to the Notes will be made by the Indenture Trustee from the Collection Account. Upon receipt, but in no event later than two Business Days after the receipt thereof, each of the Servicer, Triad and the Seller will remit all amounts received by it in respect of the Receivables in the form of checks with payment coupons directly to the Lockbox. Other payments received by each of the Servicer, Triad and the Seller will be deposited into a local servicing account for processing, and then transferred to the Collection Account. The Collection Account will be maintained with the Indenture Trustee as long as the Indenture Trustee's deposits have a rating acceptable to the Rating Agency. If the deposits of the Indenture Trustee no longer have such acceptable rating, the Indenture Trustee shall cause such accounts to be moved to a bank or trust company having such acceptable ratings.

    The Collection Account and the Reserve Account will be initially established and maintained in the trust department of the Indenture Trustee. All the trust accounts will be invested in eligible investments as specified in the Sale and Servicing Agreement.

SERVICING PROCEDURES

    The Servicer will make all reasonable efforts to collect all payments due with respect to the Receivables and will continue such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself or others, in a manner consistent with the Sale and Servicing Agreement. If the Servicer determines that eventual payment in full of a Receivable is unlikely, the Servicer will follow its normal collection practices and procedures, including the repossession and disposition of the Financed Vehicle securing the Receivable at a public or private auction, or the taking of any other action permitted by applicable law.

COLLECTIONS

    The Servicer or the Seller, as the case may be, will remit or cause to be remitted the aggregate Purchase Amount of any Receivables required to be purchased by it from the Trust to the Collection Account. Under the Sale and Servicing Agreement, the amounts of any recoveries in respect of any Receivables repurchased by Dealers pursuant to any Dealer Recourse constitute collections on the Receivables.

    For purposes of the Sale and Servicing Agreement, collections on a Receivable (other than a Receivable purchased by the Servicer or the Seller) which are not late fees or other administrative fees and expenses collected during a Collection Period are required to be applied first to the Scheduled Payment. To the extent that such collections on a Receivable during a Collection Period exceed the Scheduled Payment on such Receivable, the collections are required to be applied to prepay the Receivable in full. If the collections are insufficient to prepay the Receivable in full, any partial prepayment of principal during a Collection Period will be immediately applied to reduce the principal balance of the Receivable during such Collection Period.

SERVICING COMPENSATION

    The Servicer is entitled under the Sale and Servicing Agreement to receive on each Payment Date the Servicer Fee equal to the product of one-twelfth of the Servicing Fee Rate and the Principal Balance outstanding at the beginning of the calendar month immediately preceding the month in which such Payment Date occurs. If the Backup Servicer, or any other entity becomes the successor Servicer, it will receive compensation at the Servicing Fee Rate. The Servicer will also collect and retain the Supplemental Servicer Fee as additional servicing compensation, which includes any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the Receivables. Payments by or on behalf of Obligors will be allocated to scheduled payments, late fees and other charges and principal and interest in accordance with the Servicer's normal practices and procedures. The Servicer Fee, the Supplemental Servicer Fee and Servicer Expenses will be paid out of collections from the Receivables pursuant to the distribution described under "The Notes--Priority of Distribution Amounts".

    The Servicer Fee, the Supplemental Servicer Fee and Servicer Expenses will compensate the Servicer for performing the functions of a third-party servicer of the Receivables as an agent for the Trust, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, reporting any required tax information to Obligors, paying costs of collections and monitoring the collateral. In addition, the Servicer Fee will (a) compensate the Servicer for administering the Receivables, including accounting for collections, furnishing monthly and annual statements with respect to payments and generating federal income tax information, if any, and (b) reimburse the Servicer for certain taxes, independent accountants' fees and other costs incurred in connection with administering the Receivables.

BACKUP SERVICING AND BACKUP SERVICING COMPENSATION

    Pursuant to the Sale and Servicing Agreement, the Backup Servicer will perform certain duties as the Backup Servicer. In addition, following the resignation or removal of the Servicer, the Backup Servicer has agreed to serve as the successor Servicer under the Sale and Servicing Agreement. The Backup Servicer will be required to carry out its duties in accordance with the customary and usual procedures of institutions which perform similar functions. On each Payment Date, the Backup Servicer will be entitled to receive a fee for acting as Backup Servicer (the "Backup Servicer Fee") equal to the product of one-twelfth times [ ].

    The Sale and Servicing Agreement will provide that the Backup Servicer may not resign from its obligations and duties as Backup Servicer thereunder, except as otherwise provided below or upon determination that, by reason of a change in legal requirements, the Backup Servicer's performance of such duties would be in violation of such legal requirements and a Note Majority does not elect to waive the obligations of the Backup Servicer to perform the duties that render it legally unable to act or to delegate those duties to another Person. No such resignation will become effective until a successor backup servicer has assumed the Backup Servicer's servicing obligations and duties under the Sale and Servicing Agreement. Notwithstanding the foregoing, the Backup Servicer may resign for any reason, provided an entity acceptable to the Controlling Party has assumed the Backup Servicer's obligations and duties under the Sale and Servicing Agreement prior to the effectiveness of any such resignation and the Rating Agency Condition is satisfied with respect thereto.

EVIDENCE AS TO COMPLIANCE

    The Sale and Servicing Agreement will provide that the Servicer will cause a firm of nationally recognized independent certified public accountants to deliver to the Servicer, on or before June 30 of each year, commencing June 30, [ ], a statement to the effect that such firm has audited the books and records of the Servicer and issued its report thereon from the fiscal year ended on the immediately preceding March 31. The Servicer will deliver a copy of such report to the Indenture Trustee, the Backup Servicer and the Rating Agency.

    The Sale and Servicing Agreement will also provide for delivery to the Indenture Trustee, the Backup Servicer and the Rating Agency, on or before March 31 of each year, commencing March 31, [ ], of a certificate signed by an officer of the Servicer stating that, to such officer's knowledge, the Servicer has fulfilled its obligations under the Sale and Servicing Agreement throughout the preceding 12 months (or, for the initial report, for such longer period as will have elapsed from the date of issuance of the Notes) or, if there has been a default in the fulfillment of any such obligation, describing each such default. A copy of such certificate may be obtained by any Noteholder by a request in writing to the Indenture Trustee addressed to the Corporate Trust Office.


MATTERS REGARDING THE SERVICER


    The Sale and Servicing Agreement will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder, except upon determination that, by reason of a change in legal requirements, the Servicer's performance of such duties would be in violation of such legal requirements and a Note Majority does not elect to waive the obligations of the Servicer to perform the duties that render it legally unable to act or to delegate those duties to another Person. No such resignation will become effective until the Backup Servicer or a successor servicer has assumed the Servicer's servicing obligations and duties under the Sale and Servicing Agreement.

    The Sale and Servicing Agreement will further provide that neither the Servicer nor any of its stockholders, directors, officers, employees or agents, will be liable to the Trust or the Indenture Trustee for taking any action or for refraining from taking any action pursuant to the Sale and Servicing Agreement; provided, however, that neither the Servicer nor any such Person will be protected against any liability that would otherwise be imposed by reason of the Servicer's material breach of the Sale and Servicing Agreement, willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties.

    Subject to the provisions of the Sale and Servicing Agreement, any entity into which the Servicer may be merged or consolidated, resulting from any merger, conversion or consolidation to which the Servicer is a party, which acquires all or substantially all of the assets of the Servicer, or succeeding to the business of the Servicer, which in any case assumes the obligations of the Servicer, will be the successor of the Servicer, under the Sale and Servicing Agreement. The Servicer may at any time perform certain specific duties as Servicer through other subcontractors.

SERVICER TERMINATION EVENTS; RIGHTS UPON SERVICER TERMINATION EVENT

    A "Servicer Termination Event" under the Sale and Servicing Agreement will include: (i) the Servicer's failure to make deposits into the Collection Account or to deliver to the Indenture Trustee any proceeds or payments payable to the Noteholders required to be so deposited or delivered in accordance with the Sale and Servicing Agreement, which failure continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after the earlier of (x) discovery of such failure by the Servicer and (y) notice of such failure is given by the Indenture Trustee to the Servicer; (ii) the Servicer's failure or failures to satisfy any other covenant or agreement set forth in the Sale and Servicing Agreement, which failure or failures, individually or in the aggregate, materially and adversely affect the rights of Noteholders and remains uncured for a period of 30 days after the earlier of the date on which (a) it obtains actual knowledge of such failure and (b) written notice of such failure to the Servicer by the Indenture Trustee or the Note Majority; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to the Servicer indicating its insolvency; and (iv) a Servicer Termination Trigger Event has occurred and has not been Deemed Cured.

    A "Servicer Termination Trigger Event" means that any one of the following events shall have occurred and shall not have been cured: (a) the average of the Delinquency Ratios for each of the three preceding Collection Periods exceeds
[ ]%; (b) the Repossession Inventory Ratio is greater than [ ]% or (c) the Cumulative Default Ratio exceeds (i) [ ]% as of any Determination Date from the initial Determination Date through and including the sixth Determination Date,
(ii) [ ]% as of any Determination Date from the seventh Determination Date through and including the twelfth Determination Date, (iii) [ ]% as of any Determination Date from the thirteenth Determination Date through and including the eighteenth Determination Date or (iv) [ ]% as of any Determination Date thereafter; PROVIDED, HOWEVER, that following the appointment of a successor Servicer, no Servicer Termination Trigger Event shall have been deemed to occur in accordance with this definition until the seventh Determination Date succeeding the appointment of such successor Servicer.

    As long as a Servicer Termination Event under the Sale and Servicing Agreement remains unremedied, a Note Majority may terminate all of the rights and obligations of the Servicer under the Sale and Servicing Agreement. Upon such termination, all authority, power, obligations and responsibilities of the Servicer under the Sale and Servicing Agreement (other than obligations and responsibilities arising prior to such termination) will automatically pass to the Backup Servicer (or such other successor servicer appointed by the Indenture Trustee).

WAIVER OF PAST DEFAULTS

    A Note Majority may waive any default by the Servicer in the performance of its obligations under the Sale and Servicing Agreement and its consequences. No such waiver will impair the Noteholders' rights with respect to subsequent defaults.

AMENDMENT

    The Sale and Servicing Agreement may be amended by the Issuer, the Seller, Triad, the Servicer, the Indenture Trustee and the Backup Servicer, without the consent of any of the Certificateholders or the Noteholders, to cure any ambiguity, to correct or supplement any provision therein or for the purpose of adding any provision to or changing in any manner or eliminating any provision thereof or modifying in any manner the rights of the Noteholders; PROVIDED, HOWEVER, that such action must not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Noteholders. The Seller, the Issuer, Triad, the Servicer, the Backup Servicer and the Indenture Trustee may also amend the Sale and Servicing Agreement with the consent of a Note Majority to add, change or eliminate any provisions of the Sale and Servicing Agreement or to modify the rights of the Noteholders, PROVIDED, HOWEVER, that such action will not: (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note, the Class A-1 Interest Rate, the Class A-2 Interest Rate or the Class B Interest Rate; (ii) reduce the aforesaid percentage of the Class A-1 Note Balance, the Class A-2 Note Balance or Class B Note Balance which is required to consent to any such amendment, without the consent of the Holders of all Notes of such Class then outstanding; (iii) result in a downgrade or withdrawal of the then current rating of any Class of Note by the Rating Agency without the consent of each Noteholder; or (iv) change the Reserve Account Required Amount or Target Overcollateralization Amount without the consent of each Noteholder and the Rating Agency.

LIST OF NOTEHOLDERS; VOTING OF NOTES

    Upon written request by three or more Noteholders or any one or more Noteholders with an aggregate principal balance evidencing not less than [ ]% of the Note Balance and upon compliance by such Noteholders with certain other provisions of the Sale and Servicing Agreement, the Indenture Trustee will afford such Noteholders within five Business Days after receipt of such request access during business hours to the current list of Noteholders for purposes of communicating with other Noteholders with respect to their rights under the Sale and Servicing Agreement and the Notes.

    If Triad, the Seller or any of their affiliates owns any Notes, such Note will not have voting rights under the Sale and Servicing Agreement or the other Related Documents.

    The Sale and Servicing Agreement will not provide for the holding of any annual or other meetings of Noteholders.

TERMINATION

    The respective obligations of the Issuer, the Seller, the Servicer, the Backup Servicer and the Indenture Trustee pursuant to the Sale and Servicing Agreement will terminate upon the latest of: (i) the maturity or other liquidation of the last Receivable and the payment to Noteholders of amounts required to be paid under the Notes and the Indenture; or (ii) the payment to Noteholders of all amounts required to be paid to them pursuant to the Indenture and the expiration of any preference period related thereto.

    In order to avoid excessive administrative expense, the Servicer has the option, to purchase from the Trust, as of the last day of any month as of which the Aggregate Principal Balance with respect to the Receivables is less than or equal to [ ]% of the Cutoff Date Principal Balance, all remaining Receivables at a price equal to the aggregate of the Purchase Amounts thereof as of such last day, plus the appraised value of any other property held by the Trust. The Indenture Trustee will give written notice of termination to each Noteholder of record. The final distribution to any Noteholder will be made only upon surrender and cancellation of such Holder's Note at the office or agency of the Trustee specified in the notice of termination; PROVIDED, HOWEVER, that if on the Payment Date upon which final payment of the Notes is to be made, there are five or fewer Noteholders of record, such final payment to such Noteholder will be made by check or wire transfer as described above and each such Noteholder shall present and surrender its Note at the office or agency designated in the notice of final distribution referred to above within 30 days after such Payment Date.


                        FEDERAL INCOME TAX CONSEQUENCES



    The following is a general summary of material Federal income tax consequences of the purchase, ownership and disposition of the Notes. This discussion does not address every aspect of the Federal income tax laws that may be relevant to holders of Notes in light of their personal investment circumstances or to certain types of Noteholders subject to special treatment under the Federal income tax laws (including, without limitation, banks and thrifts, insurance companies, dealers in securities, foreign investors, regulated investment companies, individuals, trusts and estates and pass-through entities, the equity holders of which are any of the foregoing). This discussion is directed to prospective purchasers who purchase Notes in the initial distribution thereof and who hold the Notes as "capital assets" within the meaning of Section 1221 of the Code. Prospective purchasers are urged to consult their own tax advisors in determining the Federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes.


    The following summary is based upon current provisions of the Code, the Treasury regulations promulgated thereunder, judicial authority, and ruling authority, all of which are subject to change, which change may be retroactive. The Issuer will be provided with an opinion of Federal Tax Counsel regarding certain Federal income tax matters discussed below. An opinion of Federal Tax Counsel, however, is not binding on the Internal Revenue Service (the "IRS") or the courts. Moreover, there are no cases or IRS rulings on similar transactions with terms similar to those of the Notes. As a result, the IRS may disagree with all or a part of the discussion below. No ruling on any of the issues discussed below will be sought from the IRS.

TAX CHARACTERIZATION OF THE ISSUER

    Federal Tax Counsel is of the opinion that the Issuer will not be classified as an association (or publicly traded partnership) taxable as a corporation for Federal income tax purposes. This opinion will be based on the assumption of compliance by all parties with the terms of the Trust Agreement and related documents.

    If the Issuer were taxable as a corporation for Federal income tax purposes, the Issuer would be subject to corporate income tax on its taxable income. The Issuer's taxable income would include all its income on the Receivables, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

    TREATMENT OF THE NOTES AS INDEBTEDNESS. The Issuer will agree, and the Class A Noteholders will agree by their purchase of Class A Notes, to treat the Class A Notes as debt for Federal, state and local income and franchise tax purposes. Federal Tax Counsel will advise the Issuer that in its opinion the Class A Notes will be classified as debt for Federal income tax purposes.

    The Issuer will agree, and the Class B Noteholders will agree by their purchase of Class B Notes, to treat the Class B Notes as debt for Federal, state and local income and franchise tax purposes. Federal Tax Counsel will opine that, for Federal income tax purposes, the Class B Notes will be classified as either debt or as partnership interests in the Issuer and not as equity interests in an association taxable as a corporation. The discussion below, unless otherwise noted, assumes the characterization of the Notes, as debt, is correct.

    OID, INDEXED SECURITIES, ETC. It is not anticipated that the Notes will be issued with original issue discount ("OID") within the meaning of Section 1273 of the Code.

    INTEREST INCOME ON THE NOTES. Based on the above assumptions, except as discussed below, the Notes will not be considered issued with OID. If the Notes were treated as being issued with OID, the excess of the "stated redemption price at maturity" of the Notes over their issue price would constitute OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID Regulations, a holder of a Note issued with a DE MINIMIS amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

    SALE OR OTHER DISPOSITION. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used by a corporate taxpayer only to offset capital gains, and by an individual taxpayer only to the extent of capital gains plus $3,000 of other income.

    POSSIBLE ALTERNATIVE TREATMENTS OF THE CLASS B NOTES. If the IRS successfully asserted that the Class B Notes did not represent debt for Federal income tax purposes, Federal Tax Counsel is of the opinion that the Class B Notes would be treated as equity interests in the Issuer. If the Notes are recharacterized as equity interests in the Issuer and the Issuer were respected as a partnership, certain Noteholders could have adverse tax consequences. For example, income to foreign holders might be subject to U.S. tax and U.S. tax return filing and withholding requirements, income to certain tax exempt holders might constitute unrelated business taxable income generally subject to tax at corporate income tax rates, and individual holders might be subject to certain limitations on their ability to deduct their share of the Issuer's expenses.

    Alternatively, if, contrary to the opinion of Federal Tax Counsel, the Issuer were treated as a publicly traded partnership taxable as a corporation, it would be subject to Federal income tax (and any similar state or local taxes) at corporate tax rates on its taxable income generated by ownership of the Receivables. Such a tax could result in reduced distributions to Noteholders. Distributions to Noteholders generally would not be deductible in computing the taxable income of the publicly traded partnership. In addition, all or a portion of any such distributions would, to the extent of the current and accumulated earnings and profits of such corporation, be treated as dividend income to the Noteholders, and in the case of Noteholders that are foreign persons would be subject to withholding tax.

    FOREIGN HOLDERS. Interest paid (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "Foreign Person") generally will be considered "portfolio interest," and generally will not be subject to United States Federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the Foreign Person (i) does not own actually or constructively 10% or more of the capital or profits of interests in the Issuer (including a holder of 10% of the outstanding Class B Notes) and is not actually or constructively a "10 percent shareholder" of Triad, the Seller or a 66 controlled foreign corporation" with respect to which the Issuer or Triad is a "related person" within the meaning of the Code and (ii) provides the Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a Foreign Person and providing the foreign person's name and address. If the information provided in this statement changes, the Foreign Person must inform the Issuer within 30 days of such change. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the Foreign Person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States Federal income and withholding tax at a rate of 30%, unless reduced or eliminated pursuant to an applicable tax treaty.

    Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States Federal income and withholding tax, provided that (a) such gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Person and (b) in the case of an individual foreign person, the Foreign Person is not present in the United States for 183 days or more in the taxable year.

    If the IRS were to contend successfully that the Notes are interests in a partnership (not taxable as a corporation), a Noteholder that is a foreign person might be required to file a U.S. Federal income tax return and pay tax on its share of partnership income at regular U.S. rates, including the branch profits tax, and would be subject to withholding tax on its share of partnership income. If the Notes were recharacterized as interests in a "publicly traded partnership" taxable as a corporation, distributions on the Notes treated as dividends would generally be subject to withholding tax on the gross amount of such dividends at the rate of 30% unless such rate were reduced by an applicable treaty. If the Notes are recharacterized as equity interests in a partnership, or, contrary to the opinion of Federal Tax Counsel, in a publicly traded partnership taxable as a corporation, any taxes required to be so withheld will be treated for all purposes of the Notes as having been paid to the related Noteholder.

    BACKUP WITHHOLDING. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct Federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Issuer will be required to withhold 31% of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's Federal income tax liability.


                             STATE TAX CONSEQUENCES



    In addition to the federal income tax consequences described in "Federal Income Tax Consequences" above, potential purchasers should consider the state income tax consequences of the acquisition, ownership and disposition of the Notes. State income tax law may vary substantially from state to state, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential purchasers should consult their own tax advisors with respect to the various tax consequences of an investment in the Notes.


                              ERISA CONSIDERATIONS

    Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit sharing, or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans subject to those provisions, and entities deemed to hold plan assets of such plans (each, a "Benefit Plan"), from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the Benefit Plan. A violation of these "prohibited transaction" rules may generate excise tax and other penalties and liabilities under ERISA and the Code for such persons. ERISA also imposes certain duties on persons who are fiduciaries of Benefit Plans subject to ERISA. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Benefit Plan is considered to be a fiduciary of such Benefit Plan (subject to certain exceptions not here relevant).

    Certain transactions involving the Issuer might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased Notes if assets of the Issuer were deemed to be assets of the Benefit Plan. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of the Issuer would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an equity interest in the Issuer and none of the exceptions contained in the Plan Assets Regulation was applicable. An "equity interest" is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the Issuer believes that, at the time of their issuance the [Class A] Notes should be treated as indebtedness without substantial equity features for purposes of the Plan Assets Regulation. The debt status of the Notes could be affected subsequent to their issuance by certain changes in the financial condition of the Issuer.

    [The debt status of the Class B Notes for these purposes is unclear and therefore no Class B Note or interest therein may be sold or transferred to any Benefit Plan subject to Title I of ERISA or Section 4975 of the Code unless such sale or transfer is to an "insurance company general account" as defined in Prohibited Transaction Class Exemption ("PTCE") 95-60 and the conditions set forth in PTCE 95-60 have been satisfied. By its purchase of a Class B Note, each purchaser shall be deemed to represent and warrant that it is purchasing the Class B Note in compliance with the foregoing restrictions.]

    Without regard to whether Notes are treated as an equity interest under the Plan Assets Regulation, the acquisition or holding of Notes by or on behalf of a Benefit Plan could be considered to give rise to a prohibited transaction if the Issuer, Triad, the Servicer the Backup Servicer, the Indenture Trustee or the Owner Trustee is or becomes a party in interest or a disqualified person with respect to such Benefit Plan. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of Notes by a Benefit Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire such Notes. Included among these exemptions, each of which contains several conditions which must be satisfied before the exemption applies, are: PTCE 90-1, regarding certain transactions entered into by insurance company pooled separate accounts; PTCE 95-60, regarding certain transactions entered into by insurance company general accounts; PTCE 96-23, regarding certain transactions effected by "in-house asset managers"; PTCE 91-38 regarding certain transactions entered into by bank collective investment funds; and PTCE 84-14, regarding certain transactions effected by "qualified professional asset managers." By acquiring a Note, each purchaser and each transferee of a Note shall be deemed to represent and warrant that either (i) it is not acquiring a Note with the assets of a Benefit Plan; or
(ii) its purchase and holding of the Notes will not result in a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

    Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) may not be subject to ERISA requirements. However, governmental plans can be subject, under federal, fiduciary, state or local law, to restrictions which are similar to ERISA and church plans may be subject to other types of prohibited transaction restrictions under the Code.

    A Benefit Plan fiduciary considering the purchase of Notes should consult its tax and/or legal advisors regarding whether the assets of the Issuer would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

                                  UNDERWRITING

    Under the terms and subject to the conditions contained in an underwriting agreement dated [ ], (the "Underwriting Agreement") among Triad, the Seller, and [ ] (the "Underwriter"), the Seller has agreed to cause the Seller to sell to the Underwriter, and the Underwriter has agreed to purchase, Notes in the following respective amounts:

UNDERWRITER                                                                   PRINCIPAL AMOUNT
----------------------------------------------------------------------------  ----------------
Total.......................................................................

    The Underwriting Agreement provides that the obligations of the Underwriter are subject to certain conditions precedent and that the Underwriter will purchase all the Notes offered hereby if any of such Notes are purchased. Triad and the Seller have been advised by the Underwriter that the Underwriter proposes to offer the Notes from time to time for sale in negotiated transactions or otherwise, at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling the Notes to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter and any purchasers of Notes for whom they may act as agents. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Notes may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Notes by them may be deemed to be underwriting discounts or commissions, under the Notes Act.

    The Notes are a new issue of securities with no established trading market. The Underwriter has advised Triad and the Seller that it intends to act as a market maker for the Notes. However, the Underwriter is not obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of any trading market for the Notes.

    Triad and the Seller have agreed to indemnify the Underwriter against certain liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriter may be required to make in respect thereof.

                                 LEGAL MATTERS

    Certain legal matters relating to the Notes and certain bankruptcy, federal income tax and other matters will be passed upon for the Seller and Triad by Dechert Price & Rhoads, New York, New York. Certain legal matters under California law will be passed upon for the Seller and Triad by California counsel, and Helen R. Kraus, General Counsel of Triad.

                                    GLOSSARY

    AGGREGATE PRINCIPAL BALANCE: With respect to the Closing Date, the Cutoff Date Principal Balance, and with respect to any Record Date, the sum of the Principal Balances (computed as of the related Determination Date) for all Receivables (other than Liquidated Receivables and Purchased Receivables).

    AMOUNT FINANCED: With respect to a Receivable, the aggregate amount advanced extended under such Receivable toward the purchase price of the Financed Vehicle and related costs, including amounts of credit extended in respect of accessories, insurance premiums, service and warranty policies or contracts and other items customarily financed as part of motor vehicle retail installment contracts or promissory notes, and related costs.

    AVAILABLE FUNDS: With respect to any Record Date, the sum of (i) the Collected Funds received by the Servicer during the related Collection Period,
(ii) all Purchase Amounts deposited in the Collection Account for the related Collection Period, (iii) all income received from investments of funds in the Collection Account during the related Collection Period and (iv) any funds in the Reserve Account in excess of the Reserve Account Required Amount to be released from the Reserve Account.

    CERTIFICATEHOLDER: A holder of a certificate evidencing a beneficial interest in the Trust.

    CLASS:  A class of Notes.

    CLASS A-1 NOTE BALANCE: Initially, [ ] and, thereafter, an amount equal to the initial Class A-1 Note Balance reduced by all amounts distributed to the Class A-1 Noteholders that are allocable to principal.

    CLASS A-2 NOTE BALANCE: Initially, [ ] and, thereafter, an amount equal to the initial Class A-2 Note Balance reduced by all amounts distributed to the Class A-2 Noteholders that are allocable to principal.

    CLASS B NOTE BALANCE: Initially, [ ] and, thereafter, an amount equal to the initial Class B Note Balance reduced by all principal paid to the Class B Notes.

    COLLECTED FUNDS: With respect to any Record Date, the amount of funds in the Collection Account representing collections on the Receivables received by the Servicer during the related Collection Period, including all Liquidation Proceeds collected during the related Collection Period (but excluding any Purchase Amounts) and all amounts paid by Dealers under Dealer Agreements or Dealer Assignments with respect to the Receivables during the related Collection Period.


    COLLECTOR TO CURRENT RECEIVABLE RATIO: The ratio of collectors employed by the Servicer to the aggregate number of Managed Receivables with respect to which 10% or less of Scheduled Payments is 61 or more days past due.



    COLLECTOR TO DELINQUENT RECEIVABLE RATIO: The ratio of collectors employed by the Servicer to the aggregate number of Managed Receivables with respect to which more than 10% of all Scheduled Payments is 61 or more days past due.


    CONTROLLING PARTY: The Indenture Trustee for the benefit of the Noteholders; PROVIDED, HOWEVER, that the Owner Trustee for the benefit of the Certificateholder will be the Controlling Party after all unpaid principal and interest on the Notes shall have been paid in full.

    CORPORATE TRUST OFFICE: The office of the Indenture Trustee at which its corporate trust business shall be principally administered, which office as of the date hereof is located at [ ].

    CRAM DOWN LOSS: With respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Payments to be made on a Receivable, an amount equal to such reduction in Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Payments as so modified or restructured. A Cram Down Loss shall be deemed to have occurred on the date of issuance of such order.

    DEALER AGREEMENT: An agreement generally between Triad and a Dealer relating to the sale of retail installment contracts to Triad and all documents and instruments relating thereto.

    DEALER ASSIGNMENT: With respect to a Receivable, the executed assignment conveying such Receivable to Triad.

    DEFICIENCY CLAIM AMOUNT: With respect to any Record Date, the positive difference, if any, of (i) the sum of the amounts payable on the related Payment Date pursuant to clauses (i) through (vi) under the heading "The Notes--Priority of Distribution Amounts" minus (ii) the amount of Available Funds with respect to such Record Date, which amount will be withdrawn from the Reserve Account to the extent funds are on deposit therein and deposited into the Collection Account on the related Payment Date.

    HOLDER OR NOTEHOLDER: The Person in whose name a Note is registered in the Note Register.

    LIQUIDATION PROCEEDS: With respect to a Liquidated Receivable, all amounts realized with respect to such Receivable (other than amounts withdrawn from the Reserve Account) net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the related Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; PROVIDED, HOWEVER, that the Liquidation Proceeds with respect to any Receivable will in no event be less than zero.

    MANAGED RECEIVABLE: Any retail installment contract (including any related promissory note) for a Financed Vehicle, and all rights and obligations thereunder, generally originated by and currently serviced by Triad for Obligors.

    NOTE BALANCE: As of any date of determination, the sum of the Class A-1 Note Balance, the Class A-2 Note Balance and the Class B Note Balance.

    NOTE MAJORITY: As of any date of determination, Holders of Class A Notes and Class B Notes representing more than 50% of the Note Balance.

    PAYMENT AMOUNT: With respect to a Payment Date, the sum of (i) the Available Funds as of the related Record Date, plus (ii) the Deficiency Claim Amount, if any, with respect to such Payment Date.

    PERSON: Any legal person, including any individual, corporation, limited liability company, partnership, joint venture, estate, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

    PURCHASED RECEIVABLE: A Receivable that was purchased as of the close of business on the last day of a Collection Period by the Seller or the Servicer as the result of the violation of certain representations or warranties of the Seller under the Sale and Servicing Agreement or a breach by the Servicer of certain of the Servicer's obligations.

    RATING AGENCY CONDITION: With respect to any action, that the Rating Agency has been given prior notice thereof and that the Rating Agency has notified Triad, the Seller, the Servicer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Class A-1 Notes, Class A-2 Notes or the Class B Notes.

    RELATED DOCUMENTS: The Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Notes, the Receivables Purchase Agreement, the Note Purchase Agreement, and the other agreements executed in connection with the closing of the transactions described herein.

    SALE AND SERVICING AGREEMENT: The Sale and Servicing Agreement between Triad, in its individual capacity and as Servicer, Triad Financial Special Purpose Corporation, as Seller, Triad Auto Receivables Owner Trust 199[ ]-[ ] as purchaser, and [ ], as Indenture Trustee and Back-up Servicer.

    SERVICER'S CERTIFICATE: With respect to each Record Date, a certificate, completed by and executed on behalf of the Servicer, in accordance with the applicable Sale and Servicing Agreement provisions.

    SERVICER RECEIVABLES FILES: The following documents or instruments in the Servicer's possession with respect to each Receivable: (i) documents evidencing or relating to any Insurance Policy; and (ii) any and all other documents (in original or electronic form) that the Servicer keeps on file in accordance with its customary procedures relating to the individual Receivable, Obligor or Financed Vehicle.

    STATE:  Any state of the United States or the District of Columbia.

    TRANSACTION DOCUMENTS: The Receivables Purchase Agreement, the Indenture, the Sale and Servicing Agreement, the Note Purchase Agreement and the Trust Agreement.

    TRUST AGREEMENT: The Trust Agreement between Triad Financial Special Purpose Corporation, as Holder of the Certificate, Triad, as Servicer, and [ ], as Owner Trustee.

                                 INDEX OF TERMS

    Set forth below is a list of the defined terms used in this Prospectus Supplement and the pages on which the definitions of such terms may be found.


ACS..............................................................................       S-16
Actuarial Receivable.............................................................       S-20
Aggregate Principal Balance......................................................       S-48
Amount Financed..................................................................       S-48
APR..............................................................................        S-3
Available Funds..................................................................       S-48
Backup Servicer..................................................................       S-20
Backup Servicer Fee..............................................................       S-39
Bankruptcy Code..................................................................       S-19
Benefit Plan.....................................................................       S-45
Business Day.....................................................................        S-3
Cede.............................................................................        S-9
Certificate......................................................................        S-7
Certificateholder................................................................       S-48
Class............................................................................       S-48
Class A Notes....................................................................     i, S-1
Class A-1 Interest Carryover Shortfall...........................................       S-29
Class A-1 Interest Payment Amount................................................       S-28
Class A-1 Interest Rate..........................................................        S-2
Class A-1 Note Balance...........................................................  S-2, S-48
Class A-1 Note Factor............................................................       S-35
Class A-1 Noteholders............................................................        S-2
Class A-1 Notes..................................................................     i, S-1
Class A-1 Payment Amount.........................................................       S-28
Class A-1 Percentage.............................................................        S-1
Class A-1 Principal Carryover Shortfall..........................................       S-29
Class A-1 Principal Payment Amount...............................................        S-5
Class A-2 Interest Carryover Shortfall...........................................       S-29
Class A-2 Interest Payment Amount................................................       S-28
Class A-2 Interest Rate..........................................................        S-2
Class A-2 Note Balance...........................................................  S-2, S-48
Class A-2 Note Factor............................................................       S-35
Class A-2 Noteholders............................................................        S-2
Class A-2 Notes..................................................................     i, S-1
Class A-2 Payment Amount.........................................................       S-28
Class A-2 Percentage.............................................................        S-1
Class A-2 Principal Carryover Shortfall..........................................       S-29
Class A-2 Principal Payment Amount...............................................        S-5
Class B Interest Carryover Shortfall.............................................       S-29
Class B Interest Payment Amount..................................................       S-28
Class B Interest Rate............................................................        S-3
Class B Note Balance.............................................................  S-3, S-48
Class B Note Factor..............................................................       S-36
Class B Noteholders..............................................................        S-3
Class B Notes....................................................................     i, S-1
Class B Payment Amount...........................................................       S-28

Class B Percentage...............................................................        S-2
Class B Principal Carryover Shortfall............................................       S-29
Class B Principal Payment Amount.................................................        S-5
Closing Date.....................................................................        S-1
Code.............................................................................       S-10
Collected Funds..................................................................       S-48
Collection Account...............................................................       S-38
Collection Period................................................................        S-5
Collector to Current Receivable Ratio............................................       S-48
Collector to Delinquent Receivable Ratio.........................................       S-48
Commission.......................................................................         ii
Contracts........................................................................       S-14
Controlling Party................................................................       S-48
Corporate Trust Office...........................................................       S-48
Correspondents...................................................................       S-13
Correspondent Agreements.........................................................       S-14
Cram Down Loss...................................................................       S-48
Cumulative Default Ratio.........................................................       S-32
Cutoff Date......................................................................        S-1
                                                                                       S-14,
Dealer Agreements................................................................       S-49
Dealer Assignment................................................................       S-49
Dealer Recourse..................................................................       S-14
Dealers..........................................................................       S-13
Deemed Cured.....................................................................       S-32
Defaulted Receivable.............................................................       S-27
Deficiency Claim Amount..........................................................       S-49
Delinquency Ratio................................................................       S-32
Determination Date...............................................................        S-4
DTC..............................................................................    ii, S-9
ERISA............................................................................       S-10
Events of Default................................................................       S-34
Exchange Act.....................................................................         ii
Federal Tax Counsel..............................................................       S-10
Final Scheduled Payment Date.....................................................          i
Financed Vehicles................................................................        S-2
Floor Amount.....................................................................       S-32
Foreign Person...................................................................       S-44
Holder...........................................................................       S-49
Indenture........................................................................          i
Indenture Trustee................................................................          i
IRS..............................................................................       S-42
Issuer...........................................................................     i, S-1
Liquidated Receivable............................................................       S-27
Liquidation Proceeds.............................................................       S-49
Lockbox Account..................................................................       S-38
Lockbox Bank.....................................................................       S-38
Managed Receivable...............................................................       S-49
Non-prime Borrowers..............................................................       S-15
Note Balance.....................................................................       S-49
Note Majority....................................................................       S-49
Noteholder.......................................................................  S-9, S-49

Note Owners......................................................................        S-9
Notes............................................................................          i
Obligors.........................................................................       S-13
OID..............................................................................       S-43
Overcollateralization Amount.....................................................        S-5
Participants.....................................................................       S-36
Payment Amount...................................................................       S-49
Payment Date.....................................................................        S-3
Person...........................................................................       S-49
Plan.............................................................................       S-10
Plan Assets Regulation...........................................................       S-45
Precomputed Receivables..........................................................       S-20
Principal Balance................................................................       S-27
Principal Payment Amount.........................................................       S-27
PTCE.............................................................................       S-45
Purchase Amount..................................................................       S-27
Purchased Receivable.............................................................       S-49
Rating Agency....................................................................       S-10
Rating Agency Condition..........................................................       S-49
Receivables......................................................................        S-2
Receivables Purchase Agreement...................................................        S-3
Record Date......................................................................        S-4
Recoveries.......................................................................       S-28
Redemption Price.................................................................       S-27
Registration Statement...........................................................         ii
Related Documents................................................................       S-49
Repossession Inventory Ratio.....................................................       S-33
Reserve Account..................................................................  S-7, S-38
Reserve Account Initial Deposit..................................................  S-7, S-31
Reserve Account Required Amount..................................................       S-32
Reserve Account Trigger Event....................................................       S-32
Rule of 78's Receivables.........................................................       S-20
Sale and Servicing Agreement.....................................................       S-50
Scheduled Payment................................................................       S-28
Securities Act...................................................................         ii
Seller...........................................................................  S-1, S-14
Servicer.........................................................................        S-1
Servicer Expenses................................................................        S-9
Servicer Fee.....................................................................        S-8
Servicer Receivables Files.......................................................       S-50
Servicer Termination Event.......................................................       S-40
Servicer Termination Trigger Event...............................................       S-41
Servicer's Certificate...........................................................       S-50
Servicing Fee Rate...............................................................        S-8
Servicing Portfolio..............................................................       S-11
Simple Interest Receivable.......................................................       S-20
Sponsor..........................................................................         ii
State............................................................................       S-50
Supplemental Servicer Fee........................................................        S-9
Target Overcollateralization Amount..............................................        S-6
                                                                                       S-25,
Transaction Documents............................................................       S-50

Triad............................................................................        S-1
Trust............................................................................        S-1
Trust Agreement..................................................................       S-50
Trust Property...................................................................        S-2
UCC..............................................................................       S-37
Underwriter......................................................................       S-47
Underwriting Agreement...........................................................       S-47
Weighted Average Life............................................................       S-25

    FORM OF PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED [           ], 199[  ]

                                   $[      ]

                   TRIAD AUTO RECEIVABLES TRUST 199[  ]--[  ]

               $[      ] [  ]% ASSET BACKED CERTIFICATES, CLASS A
               $[      ] [  ]% ASSET BACKED CERTIFICATES, CLASS B

                          TRIAD FINANCIAL CORPORATION
                                   (SERVICER)

                  TRIAD FINANCIAL SPECIAL PURPOSE CORPORATION
                                    (SELLER)

    The Asset Backed Certificates (the "Certificates") will consist of three classes of certificates, each of which will evidence a beneficial ownership interest in the Triad Auto Receivables Trust 199[ ]--[ ] (the "Trust") to be
formed pursuant to a Pooling and Servicing Agreement dated as of [      ] (the
"Pooling and Servicing Agreement") among Triad Financial Special Purpose Corporation., as seller (the "Seller"), Triad Financial Corporation, as servicer (individually, "Triad", and in its capacity as servicer, the "Servicer"), and
[      ], as trustee (the "Trustee"), as Backup Servicer (the "Backup Servicer")
and as Collateral Agent (the "Collateral Agent").

    The Certificates will consist of the following: (i) [ ]% Asset Backed Certificates, Class A (the "Class A Certificates"); (ii) [ ]% Asset Backed Certificates, Class B (the "Class B Certificates"); and (iii) [ ]% Asset Backed Certificates, Class C (the "Class C Certificates"). Only the Class A Certificates and the Class B Certificates (the "Offered Certificates") are being offered hereby. The Class A Certificates will have an initial aggregate
principal balance of approximately $[      ], and will evidence a [  ]%
beneficial ownership interest in the Trust (the "Class A Percentage"). The Class B Certificates will have an initial aggregate principal balance of approximately
$[      ] evidence an [  ]% beneficial ownership interest in the Trust (the
"Class B Percentage"). The Class C Certificates will have an initial aggregate
principal balance of $[      ] and will evidence a [  ]% beneficial ownership
interest in the Trust (the "Class C Percentage"). The Reserve Account (as defined herein) will serve as credit enhancement for the Certificates.

    The assets of the Trust will include a pool of non-prime retail installment sale contracts acquired by Triad in the ordinary course of its business, sold by Triad to the Seller pursuant to the Purchase Agreement (as defined herein), a security interest in the vehicles financed thereby and certain other property, as more fully described herein. The aggregate Principal Balance (as defined below) of such pool as of the Cutoff Date (as defined below) was approximately
$[      ].

    Principal and interest will be distributed to the Holders of the Certificates on the [ ]th day of each month (or, if such day is not a Business Day (as defined below), on the next succeeding Business Day), beginning
[      ]. Distributions of interest on the Class B Certificates and the Class C
Certificates will be subordinated in priority of payment to interest due on the Class A Certificates and the Class B Certificates, respectively, to the extent described herein. Distributions of principal on the Class B Certificates and the Class C Certificates will be subordinated in priority of payment to principal and interest due on the Class A and the Class B Certificates, respectively, to
the extent described herein. The "Final Scheduled Payment Date" is [      ].

    The Underwriter has agreed to purchase from the Seller the Offered Certificates at a purchase price equal to [ ]% of the principal amount thereof, subject to the terms and conditions set forth in the Underwriting Agreement referred to herein under "Underwriting". The aggregate proceeds to the Seller, after deducting expenses payable by the Seller, estimated at $[ ], will be $[ ]. The Underwriter proposes to offer the Offered Certificates from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Underwriting" herein.

    PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE FACTORS SET FORTH UNDER "RISK FACTORS" AT PAGE [ ] HEREIN AND PAGE [ ] IN THE ACCOMPANYING PROSPECTUS WHEN CONTEMPLATING AN INVESTMENT IN ANY OF THE OFFERED CERTIFICATES.

    THE CERTIFICATES WILL REPRESENT OBLIGATIONS OF THE TRUST AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF TRIAD, THE SELLER, THE BACKUP SERVICER OR ANY AFFILIATE THEREOF. THE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 [UNDERWRITER]
                               ------------------

         The date of this Prospectus Supplement is [                 ].

                             AVAILABLE INFORMATION

    Triad Financial Corporation (the "Sponsor") has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (together with all amendments and exhibits thereto, referred to herein as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities offered pursuant to this Prospectus. For further information, reference is made to the Registration Statement which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional offices at 500 West Madison, 14th Floor, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a website (http://www.sec.gov) at which the Registration Statement and other information regarding the Seller may be accessed.

    The Servicer, on behalf of the Trust, will also file or cause to be filed with the Commission such periodic reports as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. Upon the receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriters (as defined herein) or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Sponsor, the Seller, or the Underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus Supplement and any Prospectus with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus Supplement and any Prospectus with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Certificates offered hereby and thereby, nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus Supplement at any time does not imply that information herein is correct as of any time subsequent to its date.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    All documents filed by the Sponsor with respect to the Registration Statement, either on its own behalf or on behalf of the Trust, relating to the Certificates, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Prospectus Supplement and prior to the termination of any offering of the Certificates offered hereby, shall be deemed to be incorporated by reference in this Prospectus Supplement and to be a part of this Prospectus Supplement from the date of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus Supplement.

                           REPORTS TO SECURITYHOLDERS

    Unless and until Definitive Securities are issued, periodic reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust to the Trustee and Cede & Co., as nominee of The Depository Trust Company ("DTC") and registered holder of the Securities. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Servicer will file with the Commission such periodic reports as are required under the Exchange Act, and the rules and regulations thereunder and as are otherwise agreed to by the Commission. Copies of such periodic reports may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                    SUMMARY

    THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS. CERTAIN CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED THERETO ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT OR TO THE EXTENT NOT DEFINED HEREIN, IN THE PROSPECTUS. A LISTING OF THE PAGES ON WHICH SUCH TERMS ARE DEFINED IS FOUND IN THE "INDEX OF TERMS" APPEARING AT THE END OF THIS PROSPECTUS SUPPLEMENT.

ISSUER.......................  Triad Auto Receivables Trust 199[  ]--[  ] (the "Trust"), to
                               be formed by the Seller pursuant to the Pooling and
                               Servicing Agreement, dated as of [      ] (the "Pooling and
                               Servicing Agreement"), among the Seller, the Servicer, the
                               Backup Servicer, the Trustee and the Collateral Agent.

SELLER.......................  Triad Financial Special Purpose Corporation, a Delaware
                               corporation (the "Seller"), and a wholly owned special
                               purpose subsidiary of Triad. See "Triad and The Seller".

TRIAD AND SERVICER...........  Triad Financial Corporation, a California corporation
                               (individually, "Triad", and, in its capacity as servicer
                               under the Pooling and Servicing Agreement, the "Servicer").
                               The chief executive office of Triad is in Huntington Beach,
                               California. See "Triad's Automobile Financing Program".

TRUSTEE, BACKUP SERVICER AND
  COLLATERAL AGENT...........  [      ], a [  ] banking corporation (in its capacity as
                               trustee under the Pooling and Servicing Agreement, the
                               "Trustee", in its capacity as backup servicer under the
                               Pooling and Servicing Agreement, the "Backup Servicer", and
                               in its capacity as collateral agent under the Pooling and
                               Servicing Agreement and the Reserve Account Agreement (as
                               defined herein), the "Collateral Agent").

CUTOFF DATE..................  The close of business on [      ].

CLOSING DATE.................  On or about [            ].

SECURITIES OFFERED...........  The Certificates consist of three classes of fixed rate pass-through certificates entitled [  ]% Asset Backed
                               Certificates, Class A (the "Class A Certificates"), [  ]%
                               Asset Backed Certificates, Class B (the "Class B
                               Certificates") and [  ]% Asset Backed Certificates, Class C
                               (the "Class C Certificates"). Only the Class A Certificates
                               and the Class B Certificates (the "Offered Certificates")
                               are being offered hereby. The Offered Certificates will be offered for purchase in minimum denominations of $[  ] and integral multiples of $1,000 in excess thereof; provided,
                               however, that one Class A Certificate and one Class B
                               Certificate may be issued in denominations that include any residual portion of the Class A Certificate Balance and the
                               Class B Certificate Balance, respectively. The Offered
                               Certificates will be offered in book entry form only. See
                               "Registration of Certificates."

                               The Class A Certificates will evidence in the aggregate a
                               beneficial ownership interest of [  ]% of the Trust (the
                               "Class A Percentage"); the Class B Certificates will
                               evidence in the aggregate a beneficial ownership interest of
                               [  ]% of the Trust (the "Class B

                               Percentage"); the Class C Certificates will evidence a
                               beneficial ownership interest of [  ]% of the Trust (the
                               "Class C Percentage").

                               The initial Class A Certificate Balance will equal the
                               product of the Class A Percentage and the Cutoff Date Pool
                               Balance; the initial Class B Certificate Balance will equal the product of the Class B Percentage and the Cutoff Date
                               Pool Balance; the initial Class C Certificate Balance will equal the product of the Class C Percentage and the Cutoff
                               Date Pool Balance.

                               The Class B Certificates will be subordinated to the Class A
                               Certificates to the extent described herein. The Class C
                               Certificates will be subordinated to the Class B
                               Certificates to the extent described herein. See
                               "Summary--Subordination" and "Summary-- Priority of
                               Distribution Amounts".

TRUST PROPERTY...............  The property of the Trust (the "Trust Property") will include a pool of non-prime retail installment sale
                               contracts (collectively, the "Receivables") secured by new and used automobiles and light-duty trucks, financed thereby
                               (the "Financed Vehicles"), the Principal Balance (as defined herein) of the Receivables including all payments due
                               thereunder on or after the Cutoff Date, security interests in the Financed Vehicles, certain bank accounts and the
                               proceeds thereof, the right of the Seller to receive any
                               proceeds from claims on certain insurance policies, certain rights under the Pooling and Servicing Agreement and all
                               proceeds of the foregoing. The Receivables were purchased
                               from Triad by the Seller pursuant to the Purchase Agreement, and from the Seller by the Trust pursuant to the Pooling and
                               Servicing Agreement. See "Property of the Trust".

RECEIVABLES..................  The Receivables arise from loans generally originated by automobile dealers for sale and assignment to Triad pursuant to Triad's auto loan programs. Triad's auto loan programs
                               target automobile purchasers with marginal credit ratings
                               who are generally unable to obtain credit from banks or
                               other low-risk lenders. See "Triad's Automobile Financing
                               Program".

                               As of the Cutoff Date, the aggregate outstanding principal
                               balance of the Receivables was $[      ]. As of the Cutoff
                               Date, the Receivables primarily represented the financing of used vehicles.

                               Each Receivable is either a Precomputed Receivable or a
                               Simple Interest Receivable. As of the Cutoff Date, the
                               weighted average annual percentage rate (the "APR") of the
                               Receivables was approximately [  ], the weighted average
                               remaining term to scheduled maturity of the Receivables was approximately [  ] months and the weighted average original term to maturity of the Receivables was approximately
                               [  ]months. As of the Cutoff Date, no Receivable had a
                               scheduled maturity later than [  ].

CLASS A PASS-THROUGH RATE....  [  ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the "Class A
                               Pass-Through Rate").

CLASS B PASS-THROUGH RATE....  [  ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the "Class B
                               Pass-Through Rate").

CLASS C PASS-THROUGH RATE....  [  ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the "Class C
                               Pass-Through Rate").

PAYMENT DATE.................  The [  ]th day of each month (or if such [  ]th day is not a
                               Business Day, the next succeeding Business Day), commencing
                               [      ] (each, a "Payment Date"). The record date related
                               to each Payment Date shall be the [  ](th) day of each month
                               (or if such [  ](th) day is not a Business Day, the next
                               Business Day) (each, a "Record Date"). The determination
                               date related to each Payment Date shall be the last day of the immediately preceding Collection Period (the
                               "Determination Date"). The "Collection Period" with respect to a Payment Date or Record Date is the calendar month
                               immediately preceding the month in which such Payment Date or Record Date occurs, or, in the case of the initial
                               Payment Date, the period from the Cutoff Date to and
                               including the last day of the month following the month in which the Cutoff Date occurred.

INTEREST.....................  On each Payment Date, the Trustee will, to the extent of funds available from the sources described herein, (i)
                               distribute pro rata to the Holders of record of the Class A
                               Certificates (the "Class A Certificateholders") as of the
                               Record Date, thirty days of interest at the Class A
                               Pass-Through Rate on the Class A Certificate Balance as of
                               the close of business on the Determination Date, (ii)
                               distribute pro rata to the Holders of record of the Class B
                               Certificates (the "Class B Certificateholders") as of the
                               Record Date, thirty days of interest at the Class B
                               Pass-Through Rate on the Class B Certificate Balance as of
                               the close of business on the Determination Date and (iii)
                               distribute pro rata to the Holder of record of the Class C
                               Certificates (the "Class C Certificateholder") as of the
                               Record Date, thirty days of interest at the Class C
                               Pass-Through Rate on the Class C Certificate Balance as of
                               the close of business on the Determination Date. (The Class
                               C Certificateholder together with the Class A
                               Certificateholders and the Class B Certificateholders, the
                               "Certificateholders".) See "The Certificates--Priority of
                               Distribution Amounts".

PRINCIPAL....................  On each Payment Date, the Trustee will, to the extent that there are funds available from the sources described herein, distribute to (a) the Class A Certificateholders as of the related Record Date an amount equal to the Class A
                               Percentage of the Principal Distributable Amount, (b) the
                               Class B Certificateholders as of the related Record Date an amount equal to the Class B Percentage of the Principal
                               Distributable Amount and (c) the Class C

                               Certificateholder as of the related Record Date an amount
                               equal to the Class C Percentage of the Principal
                               Distributable Amount.

                               The "Principal Distributable Amount" for a Payment Date
                               shall equal the sum of, without duplication: (i) the
                               principal portion of all Scheduled Payments received during the preceding Collection Period on Precomputed Receivables and all payments of principal received on Simple Interest
                               Receivables during such Collection Period; (ii) the
                               principal portion of all prepayments received during the
                               preceding Collection Period; (iii) the portion of the
                               Purchase Amount allocable to principal of each Receivable
                               that became a Purchased Receivable as of the last day of the preceding Collection Period and the Principal Balance of
                               each Receivable that was required to be but was not so
                               purchased or repurchased; (iv) the Principal Balance of each
                               Receivable that first became a Liquidated Receivable during the preceding Collection Period; and (v) the aggregate
                               amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection Period.

                               In addition, on the Final Scheduled Payment Date, to the
                               extent amounts are available therefor, the principal
                               required to be distributed to the Certificateholders of each
                               Class will equal the then outstanding Class A Certificate
                               Balance, Class B Certificate Balance and Class C Certificate
                               Balance, respectively; PROVIDED, HOWEVER, payment of
                               principal to the Class B Certificateholders and the Class C
                               Certificateholder will be made only after the full amount of principal and interest due on the Class A Certificates and the Class B Certificateholders, respectively, are paid.

PRIORITY OF DISTRIBUTION
  AMOUNTS....................  Pursuant to the Pooling and Servicing Agreement, the Trustee
                               will, on each Payment Date, be required to distribute the
                               following amounts (to the extent of available funds) in the following order of priority:

                               (i) first, to the Servicer, the Servicing Fee (as defined
                               herein) for the related Collection Period, any Additional
                                   Servicing Fee for the related Collection Period and, so
                                   long as Triad is the Servicer, any Servicer Expenses for
                                   the related or any prior Collection Period and any
                                   amounts mistakenly deposited in the Collection Account
                                   belonging to the Servicer, if any, or otherwise required
                                   to be distributed to the Servicer in accordance with the
                                   Pooling and Servicing Agreement;

                               (ii) second, to any Lockbox Bank (as defined herein), the
                                    Trustee, Backup Servicer and the Collateral Agent
                                    (including the Trustee if acting in such additional
                                    capacity), any accrued and unpaid fees and expenses
                                    (including reasonable legal fees and expenses) in each
                                    case, to the

                                    extent such Person (as defined herein) has not
                                    previously received such amount from the Servicer or
                                    Seller;

                               (iii) third, to the Class A Certificateholders, the Class A
                                     Interest Distributable Amount for such Payment Date
                                     and the Class A Interest Carryover Shortfall, if any;

                               (iv) fourth, to the Class B Certificateholders, the Class B
                                    Interest Distributable Amount for such Payment Date and
                                    the Class B Interest Carryover Shortfall, if any;

                               (v) fifth, to the Class A Certificateholders, the Class A
                                   Principal Distributable Amount for such Payment Date and
                                   the Class A Principal Carryover Shortfall, if any;

                               (vi) sixth, to the Class B Certificateholders, the Class B
                                    Principal Distributable Amount for such Payment Date
                                    and the Class B Principal Carryover Shortfall, if any;

                               (vii) seventh, to the Class C Certificateholder, the Class C
                                     Interest Distributable Amount for such Payment Date
                                     and the Class C Interest Carryover Shortfall, if any;

                               (viii) eighth, to the Class C Certificateholder, the Class C
                                      Principal Distributable Amount for such Payment Date
                                      and the Class C Principal Carryover Shortfall, if
                                      any;

                               (ix) ninth, to the Seller, the Seller's Retained Yield;

                               PROVIDED, HOWEVER, that (a) any amounts distributable to the
                               Seller in respect of item (ix) above shall be paid by the
                               Trustee to the Collateral Agent for deposit into the Reserve
                               Account to the extent necessary to satisfy the Reserve
                               Account Requirement (as defined herein) and (b) to the
                               extent not satisfied with amounts under clause (a) of this proviso, any amounts distributable to the Class C
                               Certificateholder in respect of items (viii) and (vii) above shall be paid, respectively, by the Trustee to the
                               Collateral Agent for deposit into the Reserve Account to the extent necessary to satisfy the Reserve Account Requirement.

SUBORDINATION................  Distributions of interest on the Class B Certificates will be subordinated in priority of payment to interest due on
                               the Class A Certificates and distributions of interest on
                               the Class C Certificates will be subordinated in priority of payment to interest and principal on the Class A
                               Certificates and the Class B Certificates and the
                               satisfaction of the Reserve Account Requirement.
                               Distributions of principal on the Class B Certificates will be subordinated in priority of payment to interest and
                               principal due on the Class A Certificates. Distributions of principal on the Class C Certificates will be subordinated in priority of payment to interest and principal due on the
                               Class B Certificates and the satisfaction of the Reserve
                               Account Requirement. Accordingly, (a) the Class A
                               Certificates will

                               receive the benefit of amounts otherwise due on the Class B
                               Certificates and the Class C Certificates as credit
                               enhancement and (b) the Class B Certificates will receive
                               the benefit of amounts otherwise due on the Class C
                               Certificates as credit enhancement. Funds representing the payment of interest to the Class B Certificateholders will be applied first to the payment of any amounts due to the
                               Class A Certificateholders on account of the Class A
                               Interest Distributable Amount and any Class A Interest
                               Carryover Shortfall before any portion thereof is paid to
                               the Class B Certificateholders and funds otherwise due to
                               pay principal of the Class B Certificates will be applied
                               first to the payment of the Class A Principal Distributable
                               Amount and any Class A Principal Carryover Shortfall before any portion thereof is paid to the Class B
                               Certificateholders. Funds representing the payment of
                               interest and principal due to the Class C Certificateholder will be applied first to the payment of any amounts due to the Class B Certificateholders on account of the Class B
                               Interest Distributable Amount, any Class B Interest
                               Carryover Shortfall, the Class B Principal Distributable
                               Amount and any Class B Principal Carryover Shortfall and the
                               Reserve Account Requirement before any portion thereof is
                               paid to the Class C Certificateholder.

RESERVE ACCOUNT..............  On the Closing Date, the Seller shall create the Reserve
                               Account by depositing in cash the amount of approximately
                               $[      ]. Such amount will be augmented each Payment Date
                               by the deposit in the Reserve Account of amounts necessary to maintain the Reserve Account Requirement. All amounts
                               otherwise distributable to the Seller in connection with the
                               Seller's Retained Yield shall be deposited in the Reserve
                               Account and retained therein to the extent necessary to
                               satisfy the Reserve Account Requirement. If such amounts
                               otherwise distributable to the Seller are not sufficient to satisfy the Reserve Account Requirement, then all amounts
                               otherwise distributable to the Class C Certificateholder
                               with respect to principal and then with respect to interest shall be deposited in the Reserve Account to the extent
                               necessary to satisfy the Reserve Account Requirement.
                               "Reserve Account Requirement" means an amount equal to (a)
                               with respect to the Closing Date, [  ]% of the initial
                               Certificate Balance and (b) with respect to each Payment
                               Date thereafter, [  ]% of the Certificate Balance as of the immediately preceding Determination Date unless a Reserve
                               Account Trigger Event has occurred, in which case the
                               Reserve Account Requirement shall include all amounts
                               required to be paid in items (vii), (viii) and (ix) as
                               described in "Priority of Distribution Amounts" above, until such Reserve Account Trigger Event has been Deemed Cured (as defined herein); PROVIDED, HOWEVER, that the Reserve Account
                               Requirement shall be [  ]% of the Certificate Balance for
                               each Payment Date following the point in time that a Reserve
                               Account Trigger Event as described in clause (c) of the
                               definition thereof is greater than [  ]%, but less than
                               [  ]%, notwithstanding such Reserve Account Trigger Event
                               being Deemed Cured. If a Reserve Account Trigger Event shall have occurred and

                               be continuing then all amounts otherwise distributable to
                               the Class C Certificateholder and the Seller, on the related
                               Payment Date shall be deposited in the Reserve Account.
                               "Reserve Account Trigger Event" means that any one of the
                               following events shall have occurred: (a) the Delinquency
                               Ratio for each of the three preceding Collection Periods
                               exceeds [  ]%; (b) the Repossession Inventory Ratio is
                               greater than [  ]%; or (c) the Cumulative Default Ratio
                               exceeds (i) [  ]% as of any Determination Date from the
                               initial Determination Date through and including the sixth
                               Determination Date, (ii) [  ]% as of any Determination Date
                               from the seventh Determination Date through and including
                               the twelfth Determination Date, (iii) [  ]% as of any
                               Determination Date from the thirteenth Determination Date
                               through and including the eighteenth Determination Date,
                               (iv) [  ]% as of any Determination Date from the nineteenth
                               Determination Date through and including the twenty-fourth
                               Determination Date or (v) [  ]% as of any Determination Date
                               thereafter. If following the occurrence of a Reserve Account
                               Trigger Event, such Reserve Account Trigger Event shall have been cured and no Reserve Account Trigger Event shall be
                               occurring for a period of three consecutive Record Dates,
                               then any amounts on deposit in the Reserve Account in excess of the Reserve Account Requirement shall be distributed to the Class C Certificateholder and the Seller, as applicable, on the next succeeding Payment Date. Funds will be withdrawn from the Reserve Account for distribution to
                               Certificateholders to the extent of shortfalls in the
                               amounts available to make distributions as detailed under
                               "Summary--Priority of Distribution Amounts". The Reserve
                               Account will be maintained with the Collateral Agent, as
                               agent for the Certificateholders, as a segregated trust
                               account, pursuant to the Reserve Account Agreement, dated as
                               of [      ] (the "Reserve Account Agreement"), between the
                               Seller and the Collateral Agent, and will not be part of the
                               Trust.

REPURCHASE AND PURCHASE
  OBLIGATIONS................  Each of the Seller and Triad will make certain representations and warranties regarding the Receivables in the Pooling and Servicing Agreement and the Purchase
                               Agreement, respectively. The Seller will be obligated to
                               repurchase a Receivable if the Receivable or the interest of the Trust or the Certificateholders therein is materially
                               adversely affected by a breach of any representation or
                               warranty made by the Seller with respect to the Receivable if the breach has not been cured by the last day of the
                               first full calendar month following the discovery by or
                               notice to the Seller of the breach. Triad will be obligated to repurchase the Receivable from the Seller pursuant to the
                               Purchase Agreement contemporaneously with the Seller's
                               repurchase from the Trust. The Seller's obligation to
                               repurchase a Receivable from the Trust is not conditioned
                               upon the Seller's or Triad's repurchase obligation of that
                               Receivable.

SERVICING....................  The Servicer will be obligated to repurchase a Receivable if such Receivable or the interest of the Trust or the
                               Certificateholders therein is materially adversely affected by a breach of certain of its

                               servicing obligations under the Pooling and Servicing
                               Agreement (including, but not limited to, its obligation to ensure that the perfected security interest of the Trustee in the related Financed Vehicle is maintained) or certain
                               other covenants with respect to the Servicer if the breach has not been cured by the last day of the first full
                               calendar month following the discovery by or notice to the
                               Servicer of the breach. See "The Receivables--Repurchase
                               Obligations".

                               The Servicer will be responsible for servicing, managing and administering the Receivables (as defined herein) and
                               enforcing and making collections on the Receivables. The
                               Servicer will be required to carry out its duties using the degree of skill and care that the Servicer exercises in
                               performing similar obligations with respect to all
                               comparable automotive receivables that it services for
                               itself or others, consistent with its customary standards, policies and procedures and, in all cases, in a manner
                               consistent with prudent industry practice.

                               The Servicer will have the right under the Pooling and
                               Servicing Agreement to subcontract with a third party
                               servicer to provide certain servicing functions with respect to the Receivables.

                               Under certain limited circumstances, the Servicer may resign or be removed, in which event the Backup Servicer will be
                               appointed as successor Servicer as described below. See "The
                               Certificates-- Servicer Termination Events; Rights Upon
                               Servicer Termination Event".

SERVICER FEE.................  On each Payment Date, the Servicer will be entitled to receive a fee for servicing the Receivables (the "Servicing
                               Fee"). The Servicing Fee will be equal to the product of
                               one-twelfth times [  ]% (the "Servicing Fee Rate") of the
                               Pool Balance outstanding at the beginning of the calendar
                               month immediately preceding the month in which such Payment
                               Date occurs. As additional servicing compensation (the
                               "Additional Servicing Fee"), the Servicer will also be
                               entitled to certain late payment penalties, prepayment
                               penalties, extension and administration fees in connection with modifications, extensions and prepayments of the
                               Receivables. The Servicer will also be entitled to any
                               liquidation expenses not otherwise reimbursed to the
                               Servicer, reasonable out-of-pocket expenses incurred in
                               connection with collection efforts relating to skip trace
                               services, legal fees and field calls and [  ]% of any
                               deficiencies recovered from an Obligor ("Servicer
                               Expenses"). See "The Transaction Documents--Servicing
                               Compensation".

DUTIES OF BACKUP SERVICER....  Pursuant to the Pooling and Servicing Agreement, the Backup
                               Servicer will perform certain duties on a monthly basis. In addition, following the resignation or removal of the
                               Servicer, the Backup Servicer has agreed to serve as the
                               successor Servicer under the Pooling and Servicing
                               Agreement. The Backup Servicer will be required to carry out its duties in accordance with the customary and usual
                               procedures of institutions which perform similar

                               functions. On each Payment Date, the Backup Servicer will be entitled to receive a fee for acting as Backup Servicer (the
                               "Backup Servicing Fee") equal to the product of one-twelfth times $[  ]. See "The Transaction Documents--Backup
                               Servicing and Backup Servicing Compensation".

OPTIONAL PURCHASE............  The Servicer may at its option, purchase all of the
                               Receivables as of the last day of any month in which the
                               Pool Balance is equal to [  ]% or less of the Cutoff Date
                               Pool Balance (such purchase being the "Optional Purchase").
                               The purchase price will be equal to the aggregate principal balance of the Receivables, plus accrued interest at the
                               respective APRs. See "The Transaction Documents--
                               Termination".

BOOK-ENTRY REGISTRATION......  The Certificates initially will be represented by one or more certificates registered in the name of Cede & Co.
                               ("Cede") as the nominee of The Depository Trust Company
                               ("DTC"), and will only be available in the form of
                               book-entries on the records of DTC and participating members thereof. Securities will be issued in definitive form only under the limited circumstances described herein. All
                               references herein to "holders" of the Certificates or
                               "Certificateholders" shall reflect the rights of beneficial owners of the Certificates (the "Certificate Owners") as
                               they may indirectly exercise such rights through DTC and
                               participating members thereof, except as otherwise specified herein. See "Registration of Certificates" in this
                               Prospectus Supplement and "Description of the
                               Securities--Book Entry Registration" and "Definitive
                               Certificates" in the Prospectus.

TAX STATUS...................  In the opinion of special counsel to Triad and the Seller,
                               (a) the Trust will be classified as a grantor trust for
                               federal income tax purposes and will not be subject to
                               federal income tax, and (b) the Certificateholders will be treated as the owners of the Trust. The Certificateholders must report their respective allocable shares of all income earned on the Trust Property (other than amounts treated as
                               "stripped coupons") and may deduct their respective
                               allocable shares of reasonable servicing fees. See "Federal
                               Income Tax Consequences".

ERISA CONSIDERATIONS.........  A fiduciary or other person investing "plan assets" of any employee benefit or other plan subject to the Employee
                               Retirement Income Security Act of 1974, as amended
                               ("ERISA"), or Section 4975 of the Internal Revenue Code of
                               1986, as amended (the "Code") (a "Plan") should carefully
                               review with its legal advisors whether the purchase or
                               holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or
                               Section 4975 of the Code.

                               [With respect to the Class A Certificates, the U.S.
                               Department of Labor has granted to [         ] an individual
                               prohibited transaction exemption PTE [   ], [   ] Fed. Reg.
                               [   ] (the "Exemption") from certain of the prohibited
                               transaction rules of ERISA and the related excise tax
                               provisions of Section 4975 of the

                               Code with respect to the initial purchase, the holding and subsequent resale by Plans of non-subordinated certificates evidencing an interest in pass-through trusts that consist of certain receivables, loans and other obligations that
                               meet the conditions and requirements of the Exemption. If
                               the conditions of the Exemption are met, then whether or not a Plan's assets would be deemed to include an ownership
                               interest in the assets in the Trust, the acquisition,
                               holding and resale of the Class A Certificates by, on behalf of or with "plan assets" of Plans would be exempt from
                               certain of the prohibited transaction provisions of ERISA
                               and Section 4975 of the Code.]

                               [Because the Class B Certificates and C Certificates are
                               subordinated to the Class A Certificates, the Exemption will not apply to such Certificates. Accordingly, the Class B
                               Certificates and the Class C Certificates may not be
                               purchased by, transferred to or held by a Plan or any person using "plan assets" of any Plan to effect such acquisition or holding. Notwithstanding the foregoing restriction, the
                               Class B Certificates may be purchased by, transferred to or held by the general account of an insurance company, but any such insurance company shall, in the case of any Class B
                               Certificates, be deemed to have represented and warranted
                               that the acquisition and holding of the Class B Certificates will not result in a non-exempt prohibited transaction as
                               described herein. See "ERISA Considerations."]

RATINGS OF THE
  CERTIFICATES...............  It is a condition to the issuance of the Offered
                               Certificates that a nationally recognized rating agency (the
                               "Rating Agency") rate the Class A Certificates at least
                               "[  ]" and rate the Class B Certificates at least "[  ]".
                               There is no assurance that a rating will not be lowered or withdrawn by a rating agency based on a change in
                               circumstances deemed by such rating agency to adversely
                               affect the Certificates. A rating is not a recommendation to purchase, hold or sell any of the Offered Certificates, in as much as such rating does not comment as to market price or suitability for a particular investor. See "Ratings of
                               the Offered Certificates".

                                  RISK FACTORS

    In addition to the other information in this Prospectus Supplement and the Prospectus, prospective Certificateholders should consider the following factors, as well as these matters discussed in "Risk Factors" in the Prospectus, in evaluating an investment in the Certificates,

LIMITED OPERATING HISTORY OF TRIAD MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE

    Generally, all of the Receivables were acquired by Triad in its normal course of business in accordance with credit underwriting criteria established by Triad. Triad commenced operations in 1989 as a prime automobile lender, but changed its focus to the non-prime market in 1993. Triad began servicing all new contract purchases in June 1996. Triad therefore has limited historical performance data with respect to the motor vehicle retail installment sale contracts it purchases and services. Although Triad has calculated and presented herein its net loss experience with respect to its portfolio of serviced contracts (the "Servicing Portfolio"), there can be no assurance that the information presented will reflect actual experience with respect to the Receivables.

RISK OF PAYMENT DEFAULTS BY NON-PRIME OBLIGORS HIGHER THAN PRIME OBLIGORS

    Triad purchases loans originated by automobile dealers generally for sale and assignment to Triad. The underwriting standards applied by Triad are not as stringent as those of the finance companies of motor vehicle manufacturers or other financial institutions, given that Triad purchases retail automobile installment sale contracts which may not meet the credit standards of traditional primary lenders. The Triad finance program focuses on the non-prime market, including borrowers with sub-standard credit profiles who may not be able to receive financing from more traditional sources. Accordingly, the borrowers may have had credit problems in the past, including prior delinquencies, repossessions, bankruptcy filings or charge-offs by other credit companies. As a result, borrowers may have greater difficulty or be less likely to make their scheduled payments, and the number of delinquencies and losses on the Receivables is expected to be higher than would be the case if stricter credit guidelines had been applied. Due to the credit quality of these borrowers, the Receivables have been originated with higher APRs than more traditional lenders charge lower risk borrowers. To the extent that the forms of credit enhancement described herein are insufficient to cover losses on the Receivables, such losses will be borne by Certificateholders. Investors are urged to consider the credit quality of the Receivables when analyzing an investment in the Offered Certificates. See "Triad's Automobile Financing Program--Underwriting".

A CHANGE IN SERVICER MAY CAUSE PAYMENT REDUCTIONS OR DELAYS

    Triad believes that its credit loss and delinquency experience reflect in part its trained staff and collection procedures. If a Servicer Termination Event occurs under the Pooling and Servicing Agreement and Triad is removed as Servicer, or if Triad resigns or is terminated as Servicer, the Backup Servicer has agreed to assume the obligations of successor Servicer under the Pooling and Servicing Agreement. See "The Certificates--Servicer Termination Events; Rights Upon Servicer Termination Event." There can be no assurance, however, that collections with respect to the Receivables will not be adversely affected by any change in Servicer.

A CLASS OF CERTIFICATES MAY BE SUBORDINATE TO ANOTHER CLASS; PAYMENTS WILL BE
  MADE ONLY FROM THE LIMITED ASSETS OF THE TRUST

    The Trust does not have, nor is it expected or permitted to have, any significant assets or sources of funds other than the Receivables, including certain insurance policies related thereto, and amounts on deposit in certain accounts held by the Trustee on behalf of the Certificateholders. The Certificates represent interests solely in the Trust, and such Certificates will not be insured or guaranteed by the

Seller, the Servicer, the Trustee or any other person. The Certificateholders must rely on any amounts available under certain collateral accounts established in connection with the transactions contemplated hereby, the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables and certain insurance policies related to the Financed Vehicles. In such event, certain factors, such as the Trustee not having perfected security interests in the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables and thus may reduce the proceeds to be distributed to the Certificateholders.

    Distributions of interest on the Class B Certificates will be subordinated in priority of payment to interest due on the Class A Certificates. Distributions of interest on the Class C Certificates will be subordinated in priority of payment to interest and principal on the Class A Certificates and the Class B Certificates and the satisfaction of the Reserve Account Requirement. Distributions of principal on the Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates. Distributions of principal on the Class C Certificates will be subordinated in priority of payment to interest and principal due on the Class B Certificates and the satisfaction of the Reserve Account Requirement. Funds representing the payment of interest to the Class B Certificateholders will be applied first to the payment of any amounts due to the Class A Certificateholders on account of the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders, and funds otherwise due to pay principal of the Class B Certificates will be applied first to the payment of the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders. Funds representing the payment of interest and principal due to the Class C Certificateholder will be applied first to the payment of any amounts due to the Class B Certificateholders on account of the Class B Interest Distributable Amount, any Class B Interest Carryover Shortfall, the Class B Principal Distributable Amount, any Class B Principal Carryover Shortfall and the satisfaction of the Reserve Account Requirement before any portion thereof is paid to the Class C Certificateholder. See "The Certificates--Distributions from the Trust".

GEOGRAPHIC CONCENTRATION OF RECEIVABLES MAY ADVERSELY AFFECT THE DELINQUENCY,
  LOSS OR REPOSSESSION EXPERIENCE OF THE RECEIVABLES

    As of the Cutoff Date, Obligors with respect to [ ]% of the Receivables (based on outstanding principal balance and mailing address as of the Cutoff
Date) were located in California. See the tables set forth under "The Receivables." Accordingly, adverse economic conditions or other factors particularly affecting California could adversely affect the delinquency, loss or repossession experience of the Receivables.

PREPAYMENTS ON RECEIVABLES MAY ADVERSELY AFFECT INTEREST RATE YIELD AND MATURITY
  OF CERTIFICATES

    Each of the Receivables is prepayable at any time. The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of Triad unless the loan is repaid by the Obligor at the time of such sale or transfer. (For this purpose the term "prepayments" includes prepayments in full or in part, including, without limitation, certain partial prepayments related to refunds of extended service contract costs and unearned insurance premiums, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and certain other repurchases of Receivables for other reasons.) The rate of prepayment on the Receivables may also be influenced by the structure of the loan, the nature of the Obligors and the Financed Vehicles and servicing decisions as discussed above. In addition, under certain circumstances, the Seller and Triad are obligated to repurchase Receivables as a result of breaches of representations and warranties, pursuant to the Pooling and Servicing Agreement and the Purchase Agreement, respectively, and under certain circumstances, the Servicer is obligated to purchase Receivables pursuant to the Pooling and Servicing Agreement as a result of breaches of certain covenants. Subject to certain conditions, the Servicer has the option, to purchase the Receivables when the aggregate principal balance thereof is [ ]% or less of the Cutoff Date Principal Balance.

    Triad has limited historical experience with respect to prepayments. Neither Triad, the Seller nor the Trust makes any representation as to the actual prepayment rates that will be experienced on the Receivables. However, Triad believes that the actual rate of prepayments will result in a shorter weighted average life than the scheduled weighted average life of the Receivables. The amounts paid to Certificateholders will include all prepayments on the Receivables. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Certificateholders.

ADVERSE JUDGMENT IN LITIGATION MAY CAUSE PAYMENT REDUCTIONS OR DELAYS

    Due to the consumer-oriented nature of Triad's industry and the application of certain laws and regulations, industry participants are regularly named as defendants in litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Many of these actions involve alleged violations of consumer protection laws. A significant judgment against Triad or others within the industry in connection with any such litigation could have a material adverse effect on Triad's financial condition, results of operations and/or its ability to perform its obligations under the Purchase Agreement and the Pooling and Servicing Agreement.

RATINGS OF THE OFFERED CERTIFICATES DO NOT ADDRESS SUITABILITY OF INVESTMENT

    It is a condition to the issuance of the Offered Certificates that the Rating Agency rate the Class A Certificates at least "[ ]" and rate the Class B Certificates at least "[ ]". There is no assurance that a rating will not be lowered or withdrawn by the Rating Agency based on a change in circumstances deemed by such rating agency to adversely affect the Offered Certificates. A rating is not a recommendation to purchase, hold or sell the Offered Certificates, in as much as such rating does not comment as to market price or suitability for a particular investor. The ratings of the Offered Certificates do not address the possibility that Certificateholders may receive a lower than anticipated yield. There is no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. See "Ratings of the Offered Certificates".

THE YEAR 2000 ISSUE

    The Year 2000 issue is whether Triad's or its vendors' systems will properly recognize date sensitive information when the year changes to 2000. Systems that do not properly recognize such information could generate erroneous data or fail.

    Triad has developed a comprehensive project plan for achieving Year 2000 readiness. An inventory of critical hardware and software has been completed and information technology components have been assessed. This assessment included major suppliers and business partners and Triad is monitoring their continued progress toward Year 2000 compliance. Triad is currently in the process of renovating or replacing critical systems that are not currently Year 2000 compliant and plans of substantially complete this phase by December 31, 1998. Integrated testing and installation of all renovated mission critical systems is planned for early calendar 1999 with an estimated completion date of March 31, 1999. In addition prior to December 31, 1998, Triad completed its contingency plans for mission critical systems.

    Triad presently believes that the modifications to existing systems and/or conversion to new systems, the Year 2000 issue will not pose significant operational problems for Triad. However, if such modifications and conversions are not made, or not completed in a timely manner, or are not completed successfully, the Year 2000 issue could have a material impact on the operations of Triad. In addition, there can be no assurance that unforeseen problems in the Triad systems, or the systems of third parties on which the Triad computers rely, would not have an adverse effect on Triad systems or operations.

                             FORMATION OF THE TRUST

    The Seller will establish the Trust by selling and assigning the Trust Property to the Trustee in exchange for the Certificates. Prior to such sale and assignment, the Trust will have no assets or obligations or any operating history. The Trust will not engage in any business. The Trust will hold the Receivables, issue the Certificates and distribute payments on the Certificates.

    Triad will act as Servicer of the Receivables pursuant to the Pooling and Servicing Agreement and will receive compensation and fees for such services. See "Further Provisions of the Principal Transaction Documents--Servicing Compensation". The Trustee will hold the certificates of title relating to the Financed Vehicles and shall retain physical possession of the original executed Receivables and certain other documents or instruments relating to the Receivables (the "Custodian Receivables Files"), as custodian for the Trust pursuant to the Pooling and Servicing Agreement. Other documents relating to the Receivables will be held by the Servicer (the "Servicer Receivables Files", and collectively with the Custodian Receivables Files, the "Receivables Files"). In order to protect the Trust's ownership interest in the Receivables, the Seller will file UCC-1 financing statements to give notice of the Trust's ownership of the Receivables. Under the Pooling and Servicing Agreement, the Servicer will be obligated to take all necessary steps to preserve and protect the interest of the Trustee in the Receivables. The Trustee will not be responsible for the legality, validity or enforceability of any security interest in respect of any Receivable. The Servicer will mark its computer records but may not stamp or mark each individual Receivable to reflect the sale and assignment of such Receivable to the Trust. Furthermore, the Servicer will not seek to have amended or re-issued the certificates of title to the Financed Vehicles. In the absence of amendments to the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables originated in some states.

    The Trust will not acquire any assets other than the Trust Property, and it is not anticipated that the Trust will have any need for additional capital resources. Because the Trust will have no operating history upon its establishment and will not engage in any business other than acquiring and holding the Trust Property, issuing the Certificates and distributing payments on the Certificates, no historical or PRO FORMA financial statements or ratios of earnings to fixed charges with respect to the Trust have been included herein.

                             PROPERTY OF THE TRUST

    Each Certificate represents a beneficial ownership interest in the Trust. The Trust Property will include the Principal Balance of the Receivables including all payments due on or after the Cutoff Date with respect to the Receivables under certain retail installment sale contracts between automobile dealers (the "Dealers") and the purchasers or co-purchasers of the Financed Vehicles or any other person who owes payments under the Receivables (the "Obligors"). The Receivables were originated by the Dealers and assigned directly to Triad or to third party originator of Receivables ("Correspondents") who assigned the Receivables to Triad. Pursuant to agreements between the Dealers and Triad ("Dealer Agreements") and agreements between Correspondents and Triad ("Correspondent Agreements"), the Receivables were purchased by Triad and, prior to the Closing Date, evidenced financing made available by Triad through the Dealers to the Obligors. On or before the Closing Date, Triad will sell the Receivables to the Seller which will in turn sell such Receivables to the Trust.

    The Trust Property also will include: (i) such amounts as from time to time may be held in one or more separate trust accounts established and maintained by the Trustee pursuant to the Pooling and Servicing Agreement, and the proceeds of such accounts, as described below (see "Further Provisions of the Principal Transaction Documents--Accounts"); (ii) the rights of the Seller under the Purchase Agreement; (iii) security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables and any accessions thereto; (iv) the interest of the Seller in any proceeds from claims on any credit life, credit disability, and physical damage insurance policies or other insurance policies covering the Financed Vehicles or Obligors; (v) certain rights under the Pooling and Servicing Agreement and the Purchase Agreement; (vi) amounts payable to the Seller under all Dealer Recourse (defined herein) obligations (including the assignment of the rights of Correspondents, if any, to Dealer Recourse) and
(vii) any and all payments on and proceeds of the foregoing. The Trust Property does not include the Reserve Account. Pursuant to dealer agreements, the Dealers generally are obligated to pay Triad or the Correspondent, if applicable, for the unpaid balance, losses and expenses of those Receivables which do not meet certain limited representations made by the Dealers (such obligations referred to herein as "Dealer Recourse"). Such representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related Financed Vehicles, and do not typically relate to the creditworthiness of the related Obligors or the collectability of such contracts. Although neither the Dealer Agreements nor the Correspondent Agreements with respect to the Receivables will not be assigned to the Trustee, the Pooling and Servicing Agreement will require the Seller to cause the amount of any recovery by Triad in respect to any Receivable pursuant to any Dealer Recourse to be deposited in the Collection Account in satisfaction of the Seller's obligations under the Pooling and Servicing Agreement. The sales by the Dealers of installment sale contracts to Triad or a Correspondent do not generally provide for recourse against the Dealers for unpaid amounts in the event of a default by an Obligor thereunder, other than in connection with the breach of the foregoing representations and warranties. There can be no assurance that Triad will pursue all claims under the Dealer Agreements or Correspondent Agreements nor that Triad will prevail if any such claim is made.

                              TRIAD AND THE SELLER

    Triad Financial Special Purpose Corporation (the "Seller"), a special purpose corporation, is a wholly-owned subsidiary of Triad, which was incorporated in the State of Delaware on September 26, 1996. The Seller was organized for limited purposes, which include purchasing receivables from Triad, transferring such receivables to third parties and any activities incidental to and necessary or convenient for the accomplishment of such purposes. The chief executive office of the Seller is located at 7711 Center Avenue, Suite 390, Huntington Beach, California 92647. The telephone number of such office is (714) 373-8300. For further information regarding Triad and the Seller, see "Triad and the Seller" in the Prospectus.

    The Seller has taken steps in structuring the transaction contemplated hereby that are intended to ensure that the voluntary or involuntary application for relief by Triad under Insolvency Laws will not result in consolidation of the assets and liabilities of the Seller with those of Triad. These steps include the creation of the Seller as a separate, limited-purpose subsidiary pursuant to articles of incorporation containing certain limitations (including restrictions on the nature of the Seller's business, the requirement of at least one independent director being on the Board of Directors of the Seller and a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its directors). However, there can be no assurance that the activities of the Seller would not result in a court concluding that the assets and liabilities of the Seller should be consolidated with those of Triad in a proceeding under any Insolvency Law.

    The Seller has received the advice of counsel to the effect that subject to certain facts, assumptions and qualifications, in a properly presented case under current law, it would not be a proper exercise by a court of its equitable discretion to disregard the separate corporate existence of the Seller and to require the substantive consolidation of the assets and liabilities of the Seller with those of Triad in the event of the application of the Insolvency Laws to Triad. Among other things, it is assumed by counsel that the Seller will follow certain procedures in the conduct of its affairs, including maintaining records and books of account separate from those of Triad, refraining from commingling its assets with those of Triad and refraining from agreeing to pay, or being liable for, the debts of Triad. The Seller intends to follow and has represented to such counsel that it will follow these and other procedures related to maintaining its separate corporate identity. However, in the event that the Seller does not follow these procedures, there can be no assurance that a court would not conclude that the assets and liabilities of the Seller should be consolidated with those of Triad. If a court were to reach such a conclusion, or a filing were made under any Insolvency Law by or against the Seller, or if an attempt were made to litigate any of the foregoing issues, delays in distributions on the Certificates (and possible reductions in the amount of such distributions) could occur.

                      TRIAD'S AUTOMOBILE FINANCING PROGRAM

    Triad was incorporated in the State of California in 1989. Triad engages primarily in the business of purchasing, selling and servicing retail automobile installment sales contracts ("Contracts") originated by Dealers. Triad currently has relationships with approximately 2,000 Dealers operating in 30 states (Arizona, California, Colorado, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Minnesota, Mississippi, Missouri, Nevada, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Utah, Virginia and Washington). Each dealer has executed a Dealer Agreement which provides representations and warranties with respect to each Contract sold to Triad. Dealer relationships are developed and maintained by Triad-employed sales representatives. Triad currently employs 41 market representatives, six of whom serve the California market. Triad specializes in Contracts with borrowers ("Non-prime Borrowers") who generally would not be expected to qualify for traditional financing such as that provided by commercial banks or automobile manufacturers' captive finance companies. Non-prime Borrowers generally have limited credit history, lower than average income or past credit problems. Triad offers five distinct automobile financing programs to its Dealers. The offerings vary based upon the Obligor's overall credit quality and the pricing established by Triad. These variations affect the coupon charged on the contract. For all such programs, the maximum loan to wholesale value ratio, including approved additional items such as taxes, license fees and warranties, is equal to 150%.

UNDERWRITING

    Loan underwriting is centralized at Triad's headquarters. Dealers typically remit applications to the operations center via facsimile. Credit analysts underwrite each application using Triad's written underwriting guidelines. After completion of the credit analysis, the underwriter makes a final decision regarding the application; such decision may include an approval, a conditional approval or a turndown. A conditional approval is an agreement by Triad to fund the application under certain specific conditions as determined by Triad. Once a Dealer chooses Triad as its funding source, it assembles the financing package in accordance with Triad's requirements. The primary elements of the standard package include the contract, credit application, proof of residence, proof of income, an agreement to provide insurance, and titling paperwork. Packages are generally delivered via overnight mail. To minimize dealer misrepresentations, Triad conducts five independent verifications for each package: (1) application information, generally verified directly with the Obligor; (2) mortgage or rental information, generally verified directly with the Obligor's mortgage holder or landlord, as appropriate; (3) insurance, verified directly with the insurance agent; (4) employment and income levels, verified directly with the Obligor's employer; and (5) reference information. Triad also reviews each contract for completeness and accuracy. Triad attempts to maintain a two-day turn-around time from when it receives a complete funding package until it purchases the contract from the Dealer. Funding packages with deficiencies are not funded and are returned to the submitting Dealer. Triad's quality control department performs an additional review of the financing package which Triad's management believes enhances its origination procedures.

SERVICING AND COLLECTIONS

    Triad's servicing responsibilities consist of collecting, accounting for and posting of all payments received with respect to its Servicing Portfolio, responding to borrower inquiries, taking steps to maintain the security interest granted in Financed Vehicles or other collateral, investigating delinquencies, communicating with the Obligors, repossessing and liquidating collateral when necessary, and generally monitoring each loan and the related collateral. Triad began servicing all new contract purchases in June 1996.

    Triad currently performs all servicing and collection functions from its centralized operations center in Huntington Beach, California. Triad sends payment invoices to Obligors each month for amounts due under the Contracts, including amounts past due and late charges thereon, if any. Each Obligor has been instructed to make payments with respect to the Contracts to a Lockbox maintained by the Lockbox Bank. See "Further Provisions of the Principal Transaction Documents--Accounts". Subject to applicable law, Triad's current collection policies establish the following procedures. Triad initiates collection activities once a payment is five days contractually past due. The initial contacts are made through phone calls, with continued attempts to contact the Obligor for payment at least every two days thereafter. In cases where an Obligor has broken a promise to make a payment by a certain date, such Obligor is called within a day. If Triad's collection department is unsuccessful in contacting an Obligor by phone, alternative methods of contact, such as the use of outside agent field calls or location gathering via references, employers, landlords, or other credit references are pursued, generally within 15 to 20 days of the account becoming delinquent. Triad presently intends to maintain a ratio of one collector for approximately every 600 contracts serviced, with one supervisor for approximately every 10 collectors.

    The decision to repossess a vehicle is influenced by many factors, such as previous account history, reasons for delinquency and cooperation of the Obligor. As part of the collection process, all practical means of contacting the Obligor are attempted. If, at any point, a collector feels that there is little or no chance that Triad will be able to establish contact with the Obligor or that the Obligor will not make the required payments, the collector will submit such contract for repossession. All contracts submitted are evaluated by collection supervisors to determine if more follow-up work is needed prior to repossession. If so determined, the supervisor provides suggestions to assist the collector in further efforts to locate the Obligor. If the supervisor feels all leads have been exhausted, the contract will be forwarded to the collection manager for review. If the collection manager agrees with the supervisor, it will be returned to the collector "approved" for repossession.

    Once the decision to repossess a vehicle is made, the account is referred to an outside agency which handles the actual repossession. Most state laws require that the Obligor be sent a Notice of Intent to Sell, which informs the borrower of the lender's intent to sell the vehicle. The various states provide for a period of time, generally 15 to 20 days, during which the Obligor may have the right, depending on the applicable statute, either to reinstate the contract by making all past due payments and paying the repossession and storage expenses, or to redeem the vehicle by paying the contract in full, plus expenses associated with repossession and storage of the vehicle. If the Obligor does not exercise his right to reinstate the contract or redeem the vehicle, as provided by the applicable statute, Triad immediately begins the process to sell the vehicle at public or private sale. The vehicle is usually sold within 31 to 45 days after being repossessed. After a repossessed vehicle is sold, Triad's collection staff applies for rebates on any extended warranty or life, accident and health insurance policies that may have been financed as part of the vehicle purchase.

    Triad's collection policies generally do not allow for loan extensions; PROVIDED, HOWEVER, in those circumstances where extensions are granted, Triad typically does not (a) grant more than three extensions with respect to a Receivable, (b) grant more than one extension per calendar year with respect to a Receivable or (c) grant an extension for more than one calendar month with respect to a Receivable.

INFORMATION TECHNOLOGY AND SYSTEMS

    Triad's information technology needs are met with a system consisting of client servers, a personal computer local area network and a mainframe computer provided by a vendor. Triad's loan accounting and collections systems, Shaw IL 2000 and CS 2000, are housed on a mainframe computer provided by Affiliated Computer Services, Inc. ("ACS"). ACS's mainframe is located in Dallas, Texas and communicates with Triad's operation center through a dedicated, leased telephone line. Triad's credit application processing system, APPRO, is maintained on a client server at Triad's operations center in Huntington Beach.

DELINQUENCY AND LOSS EXPERIENCE

    The following tables set forth information relating to the delinquency and loss experience of Triad for the periods indicated. Scheduled Payments made by the Obligor must be at least 90% of such Scheduled Payment for a contract to be considered current with respect to such Scheduled Payment. The data presented in the delinquency and loss tables below are for illustrative purposes only. There is no assurance that the delinquency and credit loss experience with respect to Triad's automobile, light-duty truck and sports utility vehicle installment contracts in the future, or that the experience of the Trust Property with respect to the Receivables pledged to the Trustee for the benefit of the Certificateholders, will be similar to that set forth below. Losses and delinquencies are affected by, among other things, general and regional economic conditions and the supply of and demand for automobiles, light-duty trucks and sports utility vehicles.

                          TRIAD FINANCIAL CORPORATION
                         HISTORICAL NET LOSS EXPERIENCE

                                                                   DURING THE THREE-MONTH PERIOD ENDED
                                               ----------------------------------------------------------------------------
                                                  3/31/97        6/30/97        9/30/97         12/31/97        3/31/98
                                               -------------  -------------  --------------  --------------  --------------
Average Aggregate Principal Balance(1),
  (2)........................................  $  58,244,815  $  89,203,495  $  119,831,579  $  157,030,572  $  200,583,686
Gross Charge-Offs(3).........................        276,769      1,050,485       1,251,613       2,318,711       4,102,536
Recoveries(4)................................         24,453        216,364         228,287         339,306         632,487
                                               -------------  -------------  --------------  --------------  --------------
Net Losses...................................  $     252,316  $     834,121  $    1,023,326  $    1,979,405  $    3,470,049
                                               -------------  -------------  --------------  --------------  --------------
Net Losses as a Percentage of Average
  Aggregate Principal Balance(5).............           0.43%          0.94%           0.85%           1.26%           1.73%
                                               -------------  -------------  --------------  --------------  --------------
                                               -------------  -------------  --------------  --------------  --------------


                                                                 YEAR ENDED
                                                  6/30/98         6/30/98
                                               --------------  --------------
Average Aggregate Principal Balance(1),
  (2)........................................  $  245,536,237  $  181,183,145
Gross Charge-Offs(3).........................       3,226,167      10,899,027
Recoveries(4)................................         535,192       1,735,272
                                               --------------  --------------
Net Losses...................................  $    2,690,975  $    9,163,755
                                               --------------  --------------
Net Losses as a Percentage of Average
  Aggregate Principal Balance(5).............            1.10%           5.06%
                                               --------------  --------------
                                               --------------  --------------

------------------------

(1) The aggregate principal balance is equal to the gross receivable less unearned finance charges on Precomputed Receivables plus the principal balance on Simple Interest Receivables.

(2) Other than for the Year Ended September 30, 1997, represents the three-month average for the related period of the aggregate principal balance of all contracts purchased and serviced by Triad.

(3) Gross charge-off equals the remaining principal balance of the charged-off contract less the net proceeds of the liquidation of the related vehicle.

(4) Recoveries include post liquidation amounts received on previously charged-off contracts, including deficiency payments, rebates on related extended service contracts and insurance policies.

(5) Other than for the Year Ended September 30, 1997, net loss percentages are not annualized.

                          TRIAD FINANCIAL CORPORATION
                       HISTORICAL DELINQUENCY EXPERIENCE

                                                             AS OF MARCH 31, 1997                      AS OF JUNE 30, 1997
                                                    ---------------------------------------  ---------------------------------------
                                                                                   % OF                                     % OF
                                                      NO. OF       PRINCIPAL     PRINCIPAL     NO. OF       PRINCIPAL     PRINCIPAL
                                                    RECEIVABLES     BALANCE       BALANCE    RECEIVABLES     BALANCE       BALANCE
                                                    -----------  -------------  -----------  -----------  -------------  -----------
Aggregate Principal Balance at Period End(1),
  (2).............................................       5,423   $  71,601,339      100.00%       8,195   $ 105,465,298      100.00%
                                                    -----------  -------------  -----------  -----------  -------------  -----------
                                                    -----------  -------------  -----------  -----------  -------------  -----------
Delinquencies(3)
  31-60 Days......................................          81   $   1,145,807        1.60%         106   $   1,374,687        1.30%
  61-90 Days......................................           6          64,946        0.09           23         287,357        0.27
  91+ Days........................................           6          99,426        0.14            8         126,995        0.12
                                                    -----------  -------------  -----------  -----------  -------------  -----------
Total Delinquencies...............................          93   $   1,310,179        1.83%         137   $   1,789,039        1.70%
Amount in Repossession(4).........................          45   $     615,233        0.86%          96   $   1,051,533        1.00%
                                                    -----------  -------------  -----------  -----------  -------------  -----------
Total Delinquencies and Amount in Repossession....         138   $   1,925,412        2.69%         233   $   2,840,572        2.69%
                                                    -----------  -------------  -----------  -----------  -------------  -----------
                                                    -----------  -------------  -----------  -----------  -------------  -----------


                                                             AS OF MARCH 31, 1997                      AS OF JUNE 30, 1997
                                                    ---------------------------------------  ---------------------------------------
                                                                                   % OF                                     % OF
                                                      NO. OF       PRINCIPAL     PRINCIPAL     NO. OF       PRINCIPAL     PRINCIPAL
                                                    RECEIVABLES     BALANCE       BALANCE    RECEIVABLES     BALANCE       BALANCE
                                                    -----------  -------------  -----------  -----------  -------------  -----------
Aggregate Principal Balance at Period End(1),
  (2).............................................      14,239   $ 178,820,032      100.00%      18,065   $ 222,579,214      100.00%
                                                    -----------  -------------  -----------  -----------  -------------  -----------
                                                    -----------  -------------  -----------  -----------  -------------  -----------
Delinquencies
  31-60 Days......................................         283   $   3,536,717        1.98%         243   $   3,005,925        1.35%
  61-90 Days......................................          91       1,175,834        0.66           50         636,024        0.29
  91+ Days........................................          49         612,742        0.34           25         313,044        0.14
                                                    -----------  -------------  -----------  -----------  -------------  -----------
Total Delinquencies...............................         423   $   5,325,293        2.98%         318   $   3,954,993        1.78%
Amount in Repossession(4).........................         271   $   3,325,167        1.86%         298   $   3,692,886        1.66%
                                                    -----------  -------------  -----------  -----------  -------------  -----------
Total Delinquencies and Amount in Repossession....         694   $   8,650,460        4.84%         616   $   7,647,879        3.44%
                                                    -----------  -------------  -----------  -----------  -------------  -----------
                                                    -----------  -------------  -----------  -----------  -------------  -----------

                                                           AS OF SEPTEMBER 30, 1997
                                                    ---------------------------------------
                                                                                   % OF
                                                      NO. OF       PRINCIPAL     PRINCIPAL
                                                    RECEIVABLES     BALANCE       BALANCE
                                                    -----------  -------------  -----------
Aggregate Principal Balance at Period End(1),
  (2).............................................      10,714   $ 135,148,169      100.00%
                                                    -----------  -------------  -----------
                                                    -----------  -------------  -----------
Delinquencies(3)
  31-60 Days......................................         169   $   2,111,018      100.00%
  61-90 Days......................................          62         793,279        0.59
  91+ Days........................................          19         254,826        0.19
                                                    -----------  -------------  -----------
Total Delinquencies...............................         250   $   3,159,123        2.34%
Amount in Repossession(4).........................         130   $   1,735,378        1.28%
                                                    -----------  -------------  -----------
Total Delinquencies and Amount in Repossession....         380   $   4,894,501        3.62%
                                                    -----------  -------------  -----------
                                                    -----------  -------------  -----------
                                                           AS OF SEPTEMBER 30, 1997
                                                    ---------------------------------------
                                                                                   % OF
                                                      NO. OF       PRINCIPAL     PRINCIPAL
                                                    RECEIVABLES     BALANCE       BALANCE
                                                    -----------  -------------  -----------
Aggregate Principal Balance at Period End(1),
  (2).............................................      23,278   $ 275,701,781      100.00%
                                                    -----------  -------------  -----------
                                                    -----------  -------------  -----------
Delinquencies
  31-60 Days......................................         544   $   6,504,170        2.36%
  61-90 Days......................................         125       1,471,899        0.53
  91+ Days........................................          42         519,163        0.19
                                                    -----------  -------------  -----------
Total Delinquencies...............................         711   $   8,495,232        3.08%
Amount in Repossession(4).........................         273   $   3,082,642        1.12%
                                                    -----------  -------------  -----------
Total Delinquencies and Amount in Repossession....         984      11,577,874        4.20%
                                                    -----------  -------------  -----------
                                                    -----------  -------------  -----------

--------------------------

(1) The aggregate principal balance is equal to the gross receivable less unearned finance charges on Precomputed Receivables plus the principal balance on Simple Interest Receivables.

(2) Represents the aggregate principal balance of all contracts purchased and serviced by Triad.

(3) Prior to May 30, 1998 Scheduled Payments not made by the Obligors must be less than $40 for a contract to be considered current.

(4) Represents the aggregate principal balance as of the repossession date.

CHARGE-OFF POLICIES AND NET LOSSES

    Triad's charge-off policy relating to repossessed vehicles, bankruptcy, "skip" accounts and thefts or collisions is as follows:

    REPOSSESSIONS. When a vehicle has been repossessed and sold, the proceeds from the sale of the vehicle, net of the costs incurred in its repossession, storage and disposition, will be applied against the outstanding balance of the Receivable. A charge-off will be made in an amount equal to the Principal Balance of the Receivable less the net proceeds of the liquidation of the related Financed Vehicle.

    BANKRUPTCIES. If Triad receives a bankruptcy notice with respect to an Obligor, the contract will be charged off in an amount equal to the current outstanding principal balance of the contract at the time of charge-off. The charge-off is actually taken upon the earlier of (a) the month in which the Obligor allows the contract to become 120 days or more delinquent in the case of an Obligor that files for protection under either Chapter 7 or Chapter 13 of the United States Bankruptcy Code, 11 U.S.C. 101 et seq. (the "Bankruptcy Code") or
(b) Triad's receipt of notice of the results of the bankruptcy proceedings. The initial charge-off is adjusted, if necessary, to reflect the results of the bankruptcy proceedings.

    "SKIP" ACCOUNTS. Triad defines "skip" accounts as contracts for which (a) Triad is unable to contact or locate an Obligor for a period of 120 days and (b) Triad is unable to locate the related Financed Vehicle. Triad charges off the contract, with a charge-off equal to the current outstanding principal balance of the contract, and continues collection efforts. If Triad subsequently makes contact with the Obligor, and the vehicle is repossessed and sold, proceeds from the disposition of the collateral, net of the costs incurred in repossessing, storing and disposing of the vehicle, and/or rebates from the cancellation of outstanding insurance policies and/or extended service contracts are recorded as recoveries.

    THEFTS OR COLLISIONS. Theft or collision contracts are charged-off upon the earlier of (a) Triad's receipt of proceeds from the Obligor's insurance policy and (b) the month in which the contract becomes 120 days delinquent. The charge-off is equal to the amount of the net deficiency resulting from the application of insurance proceeds to the current outstanding principal balance of the contract. Insurance proceeds received after a contract is charged-off are recorded as recoveries.

    Where permitted by local statute, charged-off Receivables are pursued for any deficiencies by Triad's loss prevention staff. A follow-up call to the Obligor is made within ten days of the deficiency being established. During this call, an attempt is made to negotiate a settlement of the deficiency balance. The first offer is generally made in an amount equal to 85% of the deficiency balance, but a 65% settlement is acceptable. Triad generally prefers to avoid establishing a monthly payment plan, as its experience has been that the Obligor will typically only make payments until such time as he is able to purchase a replacement vehicle. Triad will generally garnish the salary of a defaulted Obligor in states in which salary garnishment for recovery of deficiency balances is permitted.

INSURANCE

    In addition to the physical damage insurance policies maintained by the Obligors naming Triad as the loss payee, Triad may maintain collateral protection for uninsured physical damage in a manner that is customary and standard for servicers of receivables in the same general area as the Servicer and for receivables comparable to the Receivables, which may include self-insurance. Triad also maintains fidelity coverage insuring against losses through wrongdoing of its officers and employees.

                              THE BACKUP SERVICER

    If a Servicer Termination Event occurs and remains unremedied and Triad is
terminated as Servicer or resigns as Servicer, [      ], a [      ], will serve
as successor Servicer (in such capacity, the "Backup Servicer"). The Backup Servicer will receive a fee on each Payment Date equal to the product of
one-twelfth times $[      ] as compensation for, among other things, (i)
standing by to act as successor Servicer and (ii) confirming certain calculations made by the Servicer on the monthly statement to Certificateholders, including but not limited to (a) interest and principal payments due to the Certificateholders and (b) Receivables performance ratios related to a Reserve Account Trigger Event and/or Servicer Termination Trigger Event.

                                THE RECEIVABLES

    The Receivables were purchased by Triad generally from Dealers in the ordinary course of Triad's business pursuant to Triad's finance programs and underwriting standards. As detailed herein, such credit guidelines may be less stringent than those applied in the origination of other automobile loans by other lenders. See "Triad's Automobile Financing Program--Underwriting". Not more than [ ]% of the Receivables were acquired by Triad directly from any single Dealer. Approximately [ ]% of the Receivables were originated by Correspondents, with The Bank of the West, a Correspondent whose executive offices are located in Walnut Creek, California generating [ ]% of the Receivables included in the Trust Property. All of the Receivables will be sold by Triad to the Seller, and by the Seller to the Trust.

    The Receivables existing as of the Cutoff Date were selected from Triad's portfolio according to several criteria. Among such criteria, each Receivable
(1) arises from the delivery and acceptance of a Financed Vehicle and which delivery and acceptance has been fully performed by the Obligor and the Dealer party thereto, (2) arises from the normal course of the Dealer's business, (3) is not in default, (4) the Obligor of which is a natural person residing in any state or the District of Columbia, (5) the Obligor of which is not a government or a governmental subdivision or agency, (6) met Triad's underwriting criteria at the time of purchase, (7) is denominated and payable in Dollars in the United States, (8) is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor in accordance with its terms, (9) is not subject to any dispute, litigation, counterclaim or defense, or any offset or right of offset at the time of purchase by Triad, and to the best of Triad's knowledge, any exercisable right of recission, (10) has an original term to maturity of not less than [ ]or more than [ ] months, (11) provides for equal monthly payments which will cause the Receivable to fully amortize during its term, (12) has an Amount Financed of not less than [ ]or more than [ ] and
(13) has an APR of not less than the lesser of (A) [ ] and (B) the maximum interest rate permissible by law with respect to such Receivable.

PAYMENTS ON THE RECEIVABLES

    All of the Receivables provide for the payment by the related Obligor of a specific total amount of payments, payable in substantially equal monthly installments on each scheduled payment date, which total represents the amount financed plus interest charges on the amount financed for the term of such Receivable. Each Receivable provides for repayment of the Amount Financed by an Obligor according to (i) the Rule of 78's (a "Rule of 78's Receivables"), (ii) the actuarial method (an "Actuarial Receivable" and together with Rule of 78's Receivables, the "Precomputed Receivables") or (iii) the simple interest method (a "Simple Interest Receivable").

    Under a Rule of 78's Receivable, the rate at which the amount of finance charges is earned and, correspondingly, the amount of each scheduled monthly payment allocated to reduction of the outstanding principal balance of the related Receivable are calculated in accordance with the "Rule of 78's". Under the Rule of 78's, the portion of a payment allocable to interest earned during that month is determined by multiplying the total amount of interest payable over the term of the Receivable by a fraction, the denominator of which is equal to the sum of a series of numbers beginning with one and ending with the number of scheduled monthly payments due under the related Receivable, and the numerator of which is the number of payments remaining under such Receivable before giving effect to the payment to which the fraction is being applied. The difference between the amount of the scheduled monthly payment made by the Obligor and the amount of earned interest calculated for the month is applied to principal reduction.

    An Actuarial Receivable provides for amortization of the loan over a series of fixed level monthly installments. Each scheduled monthly payment is deemed to consist of an amount of interest equal to 1/12 of the stated APR of the Receivable multiplied by the outstanding principal balance of the Receivable and an amount of principal equal to the remainder of such scheduled monthly payment.

    All payments received by the Servicer on or in respect of Precomputed Receivables, including the final scheduled payment, will be allocated pursuant to the Pooling and Servicing Agreement on an actuarial basis. No adjustment will be made in the event of early or late payments, although in the latter case the Obligor may be subject to a late charge.

    "Simple Interest Receivables" provide for the amortization of the amount financed under the receivable over a series of fixed level monthly payments. However, unlike the monthly payment under Rule of 78s Receivables, each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued to the date immediately preceding the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an Obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.

    In the event of a prepayment in full (voluntarily or by acceleration) of a Precomputed Receivable, a "rebate" in the loan accounting records of the Servicer may be made to the Obligor of that portion of the total amount of payments under such Receivable allocable to "unearned" finance charges. In the event of the prepayment in full (voluntarily or by acceleration) of a Simple Interest Receivable, a "rebate" will not be made to the Obligor, but the Obligor will be required to pay interest only to the date immediately preceding the date of prepayment. The amount of such rebate under a Precomputed Receivable generally will be less than or equal to the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all remaining payments were made on schedule.

    The amount of a rebate under a Rule of 78's Receivable calculated in accordance with the Rule of 78's generally will be less than the amount of a rebate on an Actuarial Receivable calculated in accordance with the actuarial method. Distributions to Certificateholders will not be affected by Rule of 78's rebates under the Rule of 78's Receivables because pursuant to the Pooling and Servicing Agreement such distributions will be determined using the actuarial method. Amounts received upon prepayment in full of a Rule of 78's Receivable in excess of the then outstanding principal balance of such Receivable and accrued interest thereon (calculated pursuant to the actuarial method) will not be passed through to Certificateholders.

REPURCHASE OBLIGATIONS

    The Pooling and Servicing Agreement provides that if the Seller breaches certain representations and warranties relating to the Receivables and the Financed Vehicles in a manner that materially and adversely affects any Receivable or the interest therein of the Trust or the Certificateholders, the Seller shall be obligated to repurchase such Receivable if such breach under the Pooling and Servicing Agreement is not cured by the last day of the first full calendar month following the discovery by or notice to the Seller of the breach. The Trustee will also have certain rights to enforce the corresponding repurchase obligations of the Seller under the Purchase Agreement and of Triad under the Purchase Agreement. See "The Transaction Documents--Sale and Assignment of Receivables."

    The Pooling and Servicing Agreement also provides that if the Servicer breaches certain of its servicing obligations thereunder (including but not limited to its obligation to maintain perfection of the first priority security interest of Triad created by each Receivable in the related Financed Vehicle) or certain other covenants with regard to the Servicer, in each case only in a manner that materially and adversely affects the interests of the Certificateholders or the Trust in any Receivable, the Servicer shall be obligated to purchase such Receivable unless such breach has been cured by the last day of the first full calendar month following the discovery by or notice to the Servicer of the breach.

COMPOSITION OF THE POOL OF RECEIVABLES

    The tables below set forth information regarding the composition and characteristics of the pool of Receivables as of the Cutoff Date.

           COMPOSITION OF THE RECEIVABLES(1) (AS OF THE CUTOFF DATE)

Aggregate Principal Balance.....................................  $[  ]
Number of Receivables...........................................  [  ]
Average Amount Financed.........................................  $[  ]
Range of Amounts Financed.......................................  $[  ] to $[  ]
Average Current Principal Balance...............................  $[  ]
Range of Current Principal Balances.............................  $[  ] to $[  ]
Weighted Average APR............................................  [  ]%
Range of APRs...................................................  [  ]% to $[  ]
Weighted Average Original Term to Scheduled Maturity(1).........  [  ] months
Range of Original Terms to Scheduled Maturity...................  [  ] to [  ] months
Weighted Average Remaining Term to Scheduled Maturity(1)........  [  ] months
Range of Remaining Terms to Scheduled Maturity..................  [  ] to [  ] months

------------------------

(1) Rounded to the nearest month.

                     DISTRIBUTION OF THE RECEIVABLES BY APR
                            (AS OF THE CUTOFF DATE)

                                                                                                              % OF
                                                                                    % OF                    AGGREGATE
                                                                                    TOTAL       CURRENT      CURRENT
                                                                     NUMBER OF    NUMBER OF    PRINCIPAL    PRINCIPAL
ANNUAL PERCENTAGE RATE                                              RECEIVABLES  RECEIVABLES    BALANCE      BALANCE
------------------------------------------------------------------  -----------  -----------  -----------  -----------
[Percent].........................................................           []           []           []           []
Total (1):........................................................           []      100.00%           []      100.00%
                                                                    -----------  -----------  -----------  -----------
                                                                    -----------  -----------  -----------  -----------

                  GEOGRAPHIC CONCENTRATION OF THE RECEIVABLES
                            (AS OF THE CUTOFF DATE)

                                                                                                              % OF
                                                                                    % OF                    AGGREGATE
                                                                                    TOTAL       CURRENT      CURRENT
                                                                     NUMBER OF    NUMBER OF    PRINCIPAL    PRINCIPAL
STATE                                                               RECEIVABLES  RECEIVABLES    BALANCE      BALANCE
------------------------------------------------------------------  -----------  -----------  -----------  -----------
[State]...........................................................           []           []           []           []
Total (1):........................................................           []      100.00%           []      100.00%
                                                                    -----------  -----------  -----------  -----------
                                                                    -----------  -----------  -----------  -----------

         DISTRIBUTION OF RECEIVABLES BY MODEL YEAR OF FINANCED VEHICLE
                            (AS OF THE CUTOFF DATE)

                                                                                                              % OF
                                                                                    % OF                    AGGREGATE
                                                                                    TOTAL       CURRENT     CURRENTS
                                                                     NUMBER OF    NUMBER OF    PRINCIPAL    PRINCIPAL
MODEL YEAR                                                          RECEIVABLES  RECEIVABLES    BALANCE      BALANCE
------------------------------------------------------------------  -----------  -----------  -----------  -----------
[Year]............................................................           []           []           []           []
Total (1):........................................................           []      100.00%           []      100.00%
                                                                    -----------  -----------  -----------  -----------
                                                                    -----------  -----------  -----------  -----------

                 DISTRIBUTION OF RECEIVABLES BY AMOUNT FINANCED
                            (AS OF THE CUTOFF DATE)

                                                                                                              % OF
                                                                                    % OF                    AGGREGATE
                                                                                    TOTAL       CURRENT      CURRENT
                                                                     NUMBER OF    NUMBER OF    PRINCIPAL    PRINCIPAL
AMOUNT FINANCED                                                     RECEIVABLES  RECEIVABLES    BALANCE      BALANCE
------------------------------------------------------------------  -----------  -----------  -----------  -----------
$[    ]...........................................................           []           []           []           []
Total (1):........................................................           []      100.00%           []      100.00%
                                                                    -----------  -----------  -----------  -----------
                                                                    -----------  -----------  -----------  -----------

------------------------

(1) Percentages may not add to 100.00% due to rounding.

            DISTRIBUTION OF RECEIVABLES BY CURRENT PRINCIPAL BALANCE
                            (AS OF THE CUTOFF DATE)

                                                                                                              % OF
                                                                                    % OF                    AGGREGATE
                                                                                    TOTAL       CURRENT      CURRENT
                                                                     NUMBER OF    NUMBER OF    PRINCIPAL    PRINCIPAL
CURRENT BALANCE                                                     RECEIVABLES  RECEIVABLES    BALANCE      BALANCE
------------------------------------------------------------------  -----------  -----------  -----------  -----------
$[    ]...........................................................           []           []           []           []
Total (1):........................................................           []      100.00%           []      100.00%
                                                                    -----------  -----------  -----------  -----------
                                                                    -----------  -----------  -----------  -----------

    DISTRIBUTION OF THE RECEIVABLES BY REMAINING TERM TO SCHEDULED MATURITY
                            (AS OF THE CUTOFF DATE)

                                                                                                              % OF
                                                                                    % OF                    AGGREGATE
                                                                                    TOTAL       CURRENT      CURRENT
                                                                     NUMBER OF    NUMBER OF    PRINCIPAL    PRINCIPAL
RANGE OF REMAINING TERMS                                            RECEIVABLES  RECEIVABLES    BALANCE      BALANCE
------------------------------------------------------------------  -----------  -----------  -----------  -----------
[Range of months].................................................           []           []           []           []
Total (1):........................................................           []      100.00%           []      100.00%
                                                                    -----------  -----------  -----------  -----------
                                                                    -----------  -----------  -----------  -----------

     DISTRIBUTION OF THE RECEIVABLES BY ORIGINAL TERM TO SCHEDULED MATURITY
                            (AS OF THE CUTOFF DATE)

                                                                                                              % OF
                                                                                    % OF                    AGGREGATE
                                                                                    TOTAL       CURRENT      CURRENT
                                                                     NUMBER OF    NUMBER OF    PRINCIPAL    PRINCIPAL
RANGE OF ORIGINAL TERMS                                             RECEIVABLES  RECEIVABLES    BALANCE      BALANCE
------------------------------------------------------------------  -----------  -----------  -----------  -----------
[Range of months].................................................           []           []           []           []
Total (1):........................................................           []      100.00%           []      100.00%
                                                                    -----------  -----------  -----------  -----------
                                                                    -----------  -----------  -----------  -----------

------------------------

(1) Percentages may not add to 100.00% due to rounding.

MATURITY AND PREPAYMENT ASSUMPTIONS

    All the Receivables are prepayable at any time. The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of Triad unless the loan is repaid by the Obligor at the time of such sale or transfer. (For this purpose the term "prepayments" includes prepayments in full, or in part, including, without limitation, certain partial prepayments related to refunds of extended service contract costs and unearned insurance premiums, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and certain other Receivables repurchased for administrative reasons.) The rate of prepayment on the Receivables may also be influenced by the structure of the loan, the nature of the Obligors and the Financed Vehicles and servicing decisions as discussed above. In addition, under certain circumstances, the Seller and Triad are obligated to repurchase Receivables as a result of breaches of representations and warranties pursuant to the Pooling and Servicing Agreement and the Purchase Agreement, respectively, and under certain circumstances, the Servicer is obligated to purchase Receivables pursuant to the Pooling and Servicing Agreement as a result of breaches of certain covenants. Subject to certain conditions, the Servicer has the option, to purchase the Receivables when the aggregate principal balance thereof is [ ]% or less of the Cutoff Date Pool Balance.

    If prepayments are received on the Receivables, the actual weighted average life of the Receivables may be shorter than the scheduled weighted average life (i.e., the weighted average life assuming that payments will be made as scheduled and that no prepayments will be made). "Weighted Average Life" means the average amount of time during which each dollar of principal on a Receivable is outstanding.

                              YIELD CONSIDERATIONS

    On each Payment Date, interest on the Receivables will be passed through to the Certificateholders of each Class in an amount equal to one-twelfth of the related Pass-Through Rate multiplied by the Certificate Balance of the applicable Class on the immediately preceding Determination Date. In the event of prepayments on Receivables, Certificateholders will nonetheless be entitled to receive interest for the full month on the Certificates. See also "The Receivables--Maturity and Prepayment Assumptions".

                                USE OF PROCEEDS

    The net proceeds to be received by the Seller from the sale of the Offered Certificates will be applied by the Seller to the purchase of the Receivables from Triad.

                       POOL FACTORS AND OTHER INFORMATION

    The "Pool Balance" at any time represents the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments received from Obligors, all payments and Purchase Amounts remitted by Triad or the Servicer, as the case may be, all for such Collection Period, all losses realized on Receivables liquidated during such Collection Period and any Cram Down Losses with respect to such Receivables. The Pool Balance is computed by allocating payments to principal and to interest with respect to Precomputed Receivables, using the constant yield or actuarial method, and with respect to Simple Interest Receivables, using the simple interest method. The "Class A Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the Class A Certificate Balance as a fraction of the initial Class A Certificate Balance. The "Class B Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the Class B Certificate Balance as a fraction of the initial Class B Certificate Balance. The "Class C Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the Class C Certificate Balance as a fraction of the initial Class C Certificate Balance. The Class A Pool Factor, the Class B Pool Factor and the Class C Pool Factor will be 1.0000000 as of the Closing Date; thereafter such pool factors will decline to reflect reductions in the Class A Certificate Balance, Class B Certificate Balance or the Class C Certificate Balance, as applicable. An individual Certificateholder's share of the Class A Certificate Balance, Class B Certificate Balance or Class C Certificate Balance, as applicable, is the product of (i) the original denomination of the Certificateholder's Certificate and (ii) the Class A Pool Factor, the Class B Pool Factor or the Class C Pool Factor, as applicable. The Class A Pool Factor, the Class B Pool Factor and the Class C Pool Factor will be made available on or about the Payment Date each month.

    Pursuant to the Pooling and Servicing Agreement, the Certificateholders will receive monthly reports concerning the payments received on the Receivables, the Pool Balance, the Class A Pool Factor, the Class B Pool Factor, the Class C Pool Factor and various other items of information. Certificateholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "The Certificates--Statements to Certificateholders".

                                THE CERTIFICATES

    THE CERTIFICATES OFFERED HEREBY WILL BE ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT, A FORM OF WHICH HAS BEEN FILED AS AN EXHIBIT TO THE REGISTRATION STATEMENT. THE FOLLOWING SUMMARY DESCRIBES MATERIAL TERMS OF THE CERTIFICATES AND THE POOLING AND SERVICING AGREEMENT. THE SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ALL THE PROVISIONS OF THE CERTIFICATES AND THE POOLING AND SERVICING AGREEMENT. THE FOLLOWING SUMMARY SUPPLEMENTS THE DESCRIPTION OF THE GENERAL TERMS AND PROVISIONS OF THE CERTIFICATES OF ANY GIVEN SERIES AND THE RELATED POOLING AND SERVICING AGREEMENT, SET FORTH IN THE ACCOMPANYING PROSPECTUS, TO WHICH DESCRIPTION REFERENCE IS HEREBY MADE.

GENERAL

    The Certificates consist of three classes of Certificates, entitled [ ]% Asset Backed Certificates, Class A, [ ]% Asset Backed Certificates, Class B, and [ ]% Asset Backed Certificates, Class C. Only the Class A Certificates and the Class B Certificates are being offered hereby. The Class A Certificates, the Class B Certificates and the Class C Certificates will evidence a beneficial ownership interest of [ ]%, [ ]% and [ ]%, respectively, of the Trust. The Seller's Retained Yield will serve as credit enhancement for the Offered Certificates and the Class C Certificates.

    The Certificates initially will be represented by certificates registered in the name of Cede as the nominee of DTC, and will only be available in the form of book-entries on the records of DTC and participating members thereof in denominations of $1,000; provided, however, one Class A Certificate and one Class B Certificate may be issued in denominations that include any residual portion of the original Class A Certificate Balance and Class B Certificate Balance, respectively. All references to "holders" or "Certificateholders" and to authorized denominations, when used with respect to the Certificates, shall reflect the rights of Certificate Owners, and limitations thereof, as they may be indirectly exercised through DTC and its participating members, except as otherwise specified herein. See "Registration of Certificates" in this Prospectus Supplement.

    In general it is intended that the Certificateholders receive, on each Payment Date, a distribution equal to the Class A Distributable Amount, the Class B Distributable Amount and the Class C Distributable Amount, respectively.

    Distributions of interest on the Class B Certificates will be subordinated in priority of payment to interest due on the Class A Certificates. Distributions of interest on the Class C Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates and the Class B Certificates and the satisfaction of the Reserve Account Requirement. Distributions of principal on the Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates. Distributions of interest and principal on the Class C Certificates will be subordinated in priority of payment to interest and principal due on the Class B Certificates and the satisfaction of the Reserve Account Requirement. Accordingly, (a) the Class A Certificates will receive the benefit of amounts otherwise due on the Class B Certificates, the Class C Certificates and to the Seller in connection with the Seller's Retained Yield as credit enhancement and (b) the Class B Certificates will receive the benefit of amounts otherwise due on the Class C Certificates and to the Seller in connection with the Seller's Retained Yield as credit enhancement. Funds representing the payment of interest to the Class B Certificateholders will be applied first to the payment of any amounts due to the Class A Certificateholders on account of the Class A Interest Distributable Amount and the Class A Interest Carryover Shortfall, if any, before any portion thereof is paid to the Class B Certificateholders, and funds otherwise due to pay principal of the Class B Certificates will be applied first to the payment of the Class A Principal Distributable Amount and the Class A Principal Carryover Shortfall, if any, before any portion thereof is paid to the Class B Certificateholders. Funds representing the payment of interest to Class C Certificateholder will be applied first to the payment of any amounts due to the Class B Certificateholders on account of the Class B Interest Distributable Amount, any Class B Interest Carryover Shortfall, the Class B Principal Distributable Amount and any Class B Principal Carryover Shortfall and the Reserve Account Requirement before any portion thereof is paid to the Class C Certificateholder.

DISTRIBUTIONS FROM THE TRUST

    No later than 12:00 p.m. New York City time on each Record Date, the Servicer will inform the Trustee of the amount of aggregate collections on the Receivables, and the aggregate Purchase Amount of Receivables to be repurchased by the Seller or to be purchased by the Servicer, in each case, with respect to the related Collection Period. The Servicer will determine prior to such Record Date, the Total Distribution Amount, the Class A Interest Distributable Amount, the Class B Interest

Distributable Amount, the Class C Interest Distributable Amount, the Class A Principal Distributable Amount, the Class B Principal Distributable Amount, the Class C Principal Distributable Amount, the Class A Distributable Amount, the Class B Distributable Amount, the Class C Distributable Amount, the Reserve Account Requirement and the Seller's Retained Yield.

    DETERMINATION OF TOTAL DISTRIBUTION AMOUNT. The "Total Distribution Amount" for a Payment Date (being the funds available for distribution to the Certificateholders with respect to such Payment Date in accordance with the priorities described below) will be the sum of the following amounts with respect to the preceding Collection Period, without duplication, (a) all collections on Receivables, (b) proceeds from Recoveries, (c) the Purchase Amount of each Receivable that was repurchased by the Seller or purchased by the Servicer as of the immediately preceding Determination Date and (d) all interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Collection Account.

    For purposes hereof, the following terms shall have the following meanings:

    "Defaulted Receivable" means any Receivable (a) for which the related Financed Vehicle has been repossessed by the Servicer or (b) for which the Obligor is more than 120 days past due or (c) with respect to which the Servicer has determined in good faith that no further proceeds are expected to be received in respect of such Receivable.

    "Liquidated Receivable" means any Receivable (a) which has been liquidated by the Servicer through the sale of the Financed Vehicle or (b) for which the Obligor is more than 120 days past due or (c) with respect to which the Servicer has determined in good faith that no further proceeds are expected to be received in respect of such Receivable.

    "Principal Balance" of a Receivable (a) as of the Cutoff Date, means the amount financed minus (i) in the case of a Precomputed Receivable, that portion of all payments (including all Scheduled Payments and any prepayments in full or partial prepayments) actually received on or prior to such date and allocable to principal in accordance with the actuarial method and (ii) in the case of a Simple Interest Receivable, that portion of all payments (including all Scheduled Payments and any prepayments in full or partial prepayments) actually received on or prior to such date and allocable to principal in accordance with the simple interest method, and (b) as of any date after the Cutoff Date, means the Principal Balance as of the Cutoff Date minus (1) in the case of a Precomputed Receivable, that portion of all payments (including all Scheduled Payments and any prepayments in full or partial prepayments) actually received on or prior to such date (but after the Cutoff Date) and allocable to principal in accordance with the actuarial method, (2) in the case of a Simple Interest Receivable, that portion of all payments (including all Scheduled Payments and any prepayments in full or partial prepayments) actually received on or prior to such date (but after the Cutoff Date) and allocable to principal in accordance with the simple interest method and (3) any Cram Down Loss in respect of such Receivable. The Principal Balance of a Liquidated Receivable for purposes other than the definition of Principal Distributable Amount shall be equal to $0.

    "Purchase Amount" means, with respect to a Receivable, the Principal Balance plus interest thereon at the respective APR from the last day through which interest has been paid to the last day of the immediately preceding Collection Period if purchased prior to the Record Date immediately following the end of such Collection Period, and otherwise through the last day of the month of repurchase.

    "Principal Distributable Amount" means, with respect to any Payment Date other than the Final Scheduled Payment Date, the sum of the following amounts, without duplication: (a) the principal portion of all Scheduled Payments on Precomputed Receivables (calculated in accordance with the actuarial method) and all payments of principal received on Simple Interest Receivables (calculated in accordance with the simple interest method) during such Collection Period; (b) the principal portion of all prepayments received during the preceding Collection Period; (c) the portion of the Purchase

Amount allocable to principal of each Receivable that became a Purchased Receivable as of the last day of the preceding Collection Period and the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased; (d) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period and
(e) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection Period.

    "Recoveries" means, with respect to a Liquidated Receivable, the monies collected from whatever source, subsequent to the date on which such Receivable became a Liquidated Receivable net of the reasonable costs of liquidation including reasonable out-of-pocket expenses of the Servicer in connection with such liquidation plus any amounts required by law to be remitted to the Obligor.

    "Scheduled Payment" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments granted to Obligors by the Servicer pursuant to the Pooling and Servicing Agreement or any rescheduling of payments in an insolvency or similar proceeding).

    CALCULATION OF DISTRIBUTION AMOUNTS. (a) The Class A Certificateholders will be entitled to receive, to the extent funds are available therefor, the "Class A Distributable Amount" with respect to each Payment Date. The "Class A Distributable Amount" with respect to a Payment Date will be an amount equal to the sum of (i) the "Class A Principal Distributable Amount", consisting of the Class A Percentage of the Principal Distributable Amount, plus (ii) the "Class A Interest Distributable Amount", consisting of 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the related Collection Period.

    (b) The Class B Certificateholders will be entitled to receive, to the extent funds are available therefor, the "Class B Distributable Amount" with respect to each Payment Date. The "Class B Distributable Amount" with respect to a Payment Date will be an amount equal to the sum of (i) the "Class B Principal Distributable Amount", consisting of the Class B Percentage of the Principal Distributable Amount, plus (ii) the "Class B Interest Distributable Amount", consisting of 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at the Class B Pass-Through Rate on the Class B Certificate Balance as of the close of business on the last day of the related Collection Period; provided, however, that payment of interest and principal to the Class B Certificateholders will be subordinated to the extent described under "The Certificates--Distributions from the Trust; Priority of Distribution Amounts".

    (c) The Class C Certificateholder will be entitled to receive, to the extent funds are available therefor, the "Class C Distributable Amount" with respect to each Payment Date. The "Class C Distributable Amount" with respect to a Payment Date will be an amount equal to the sum of (i) the "Class C Principal Distributable Amount", consisting of the Class C Percentage of the Principal Distributable Amount, PLUS (ii) the "Class C Interest Distributable Amount", consisting of 30 days' interest (calculated on the basis of a 360-day year consisting of twelve 30-day months), at the Class C Pass-Through Rate on the Class C Certificate Balance as of the close of business on the last day of the related Collection Period; PROVIDED, HOWEVER, payment of interest and principal to the Class C Certificateholder will be subordinated to the extent described under "The Certificates--Distributions from the Trust; Priority of Distribution Amounts".

    On and after the Final Scheduled Payment Date, the Class A Principal Distributable Amount, the Class B Principal Distributable Amount and the Class C Principal Distributable Amount will equal the then outstanding Class A Certificate Balance, the Class B Certificate Balance and the Class C Certificate Balance, respectively.

    For purposes hereof, the following terms shall have the following meanings:

    "Class A Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of the Class A Interest Distributable Amount for such Payment Date and any outstanding Class A Interest Carryover Shortfall from the immediately preceding Payment Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate from such preceding Payment Date through the current Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class A Certificates actually received on such current Payment Date.

    "Class A Principal Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of (a) the Class A Principal Distributable Amount and any outstanding Class A Principal Carryover Shortfall from the immediately preceding Payment Date, over (b) the amount of principal that the Holders of the Class A Certificates actually received on such current Payment Date.

    "Class B Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of the Class B Interest Distributable Amount for such Payment Date and any outstanding Class B Interest Carryover Shortfall from the immediately preceding Payment Date plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate from such preceding Payment Date through the current Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class B Certificates actually received on such current Payment Date.

    "Class B Principal Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of (a) the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall from the immediately preceding Payment Date, over (b) the amount of principal that the Holders of the Class B Certificates actually received on such current Payment Date.

    "Class C Interest Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of the Class C Interest Distributable Amount for such Payment Date and any outstanding Class C Interest Carryover Shortfall from the immediately preceding Payment Date, plus interest on such outstanding Class C Interest Carryover Shortfall, to the extent permitted by law, at the Class C Pass-Through Rate from such preceding Payment Date through the current Payment Date (calculated on the basis of a 360-day year consisting of twelve 30-day months), over the amount of interest that the Holders of the Class C Certificates actually received on such current Payment Date.

    "Class C Principal Carryover Shortfall" means, as of the close of business on any Payment Date, the excess of (a) the Class C Principal Distributable Amount and any outstanding Class C Principal Carryover Shortfall from the immediately preceding Payment Date, over (b) the amount of principal that the Holders of the Class C Certificates actually received on such current Payment Date.

    "Seller's Retained Yield" means that portion of the interest earned on the Receivable which is retained by the Seller for any Payment Date, in an amount equal to the excess of such interest over the sum of (i) the weighted average of the Class A Pass-Through Rate, the Class B Pass-Through Rate and the Class C Pass-Through Rate divided by 12 multiplied by the sum of the Class A Certificate Balance, Class B Certificate Balance and Class C Certificate Balance, each as of the related Determination Date, (ii) the Servicing Fee, Additional Servicing Fee and Servicer Expenses payable on such Payment Date, (iii) the Trustee Fee payable on such Payment Date and (iv) the Backup Servicing Fee payable on such Payment Date.

PRIORITY OF DISTRIBUTION AMOUNTS

    On or before each Record Date, the Servicer will calculate the amount to be distributed to the Certificateholders. On each Payment Date, the Trustee (based on the information contained in the

Servicing Certificate delivered, on or before the related Record Date) shall be required to distribute the following amounts and in the following order of priority:

    (i) first, to the Servicer, the Servicing Fee for the related Collection Period, any Additional Servicing Fees for the related Collection Period and, so long as Triad is the Servicer, any Servicer Expenses for the related or any prior Collection Period and any other amounts specified in the Pooling and Servicing Agreement, to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to the Pooling and Servicing Agreement;

    (ii) second, to any Lockbox Bank, the Trustee, the Backup Servicer and the Collateral Agent (including the Trustee if acting in any such additional capacity), any accrued and unpaid fees and expenses (including reasonable legal fees and expenses) (in each case, to the extent such Person has not previously received such amount from the Servicer);

   (iii) third, to the Class A Certificateholders, the Class A Interest Distributable Amount for such Payment Date, and the Class A Interest Carryover Shortfall, if any;

    (iv) fourth, to the Class B Certificateholders, an amount equal to the sum of the Class B Interest Distributable Amount for such Payment Date, and the Class B Interest Carryover Shortfall, if any;

    (v) fifth, to the Class A Certificateholders, an amount equal to the sum of the Class A Principal Distributable Amount for such Payment Date, and the Class A Principal Carryover Shortfall, if any;

    (vi) sixth, to the Class B Certificateholders, an amount equal to the sum of the Class B Principal Distributable Amount for such Payment Date, and the Class B Principal Carryover Shortfall, if any;

   (vii) seventh, to the Class C Certificateholder, an amount equal to the sum of the Class C Interest Distributable Amount for such Payment Date, and the Class C Interest Carryover Shortfall, if any;

  (viii) eighth, to the Class C Certificateholder, an amount equal to the sum of the Class C Principal Distributable Amount for such Payment Date, and the Class C Principal Carryover Shortfall, if any;

    (ix) ninth, to the Seller, the Seller's Retained Yield;

PROVIDED, HOWEVER, that (a) any amounts distributable to the Seller in respect of item (ix) above shall be paid by the Trustee to the Collateral Agent for deposit into the Reserve Account to the extent necessary to satisfy the Reserve Account Requirement and (b) to the extent not satisfied with amounts under clause (a) of this proviso, any amounts distributable to the Class C Certificateholder in respect of items (viii) and (vii) above shall be paid, respectively, by the Trustee to the Collateral Agent for deposit into the Reserve Account to the extent necessary to satisfy the Reserve Account Requirement.

    The terms used above in the description of the distributions from the Trust not otherwise defined herein are defined in the "Glossary" herein.

THE RESERVE ACCOUNT

    The Seller has agreed to cause to be established with The Chase Manhattan Bank (in such capacity, the "Collateral Agent") an account for the benefit of the Trustee on behalf of the Certificateholders (the "Reserve Account"). On the Closing Date, the Seller shall deposit into the Reserve Account approximately
$[ ]. Such amount will be augmented each Payment Date by the deposit in the Reserve Account of amounts remaining after payment of all distributions required to be made on such day pursuant to priorities (i) through and including (vi) listed above until the Reserve Account Requirement is reached as set forth in "The Certificates--Priority of Distribution Amounts".

If on any Payment Date, there are insufficient funds to pay all distributions required to be made on such day pursuant to priorities (i) through and including
(vi) listed under "The Certificates--Priority of Distribution Amounts", then funds will be withdrawn from the Reserve Account and applied to pay the amounts due on such Payment Date pursuant to such priorities (i) through and including
(vi). If a Reserve Account Trigger Event shall have occurred and be continuing then all amounts otherwise distributable to the Class C Certificateholder and the Seller shall be deposited in the Reserve Account. If following the occurrence of a Reserve Account Trigger Event, such Reserve Account Trigger Event shall have been Deemed Cured, then any amounts on deposit in the Reserve Account in excess of the Reserve Account Requirement shall be distributed to the Class C Certificateholder and the Seller, as applicable, on the next succeeding Payment Date.

    For the purposes hereof, the following terms shall have the following meanings:

    "CRAM DOWN LOSS" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the scheduled payments to be made on a Receivable, an amount equal to such reduction in Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

    "COLLECTOR TO CURRENT RECEIVABLE RATIO" means the ratio of collectors employed by the Servicer to the aggregate number of Managed Receivables with respect to which 10% or less of all Scheduled Payments is 61 or more days past due.

    "COLLECTOR TO DELINQUENT RECEIVABLE RATIO" means the ratio of collectors employed by the Servicer to the aggregate number of Managed Receivables with respect to which more than 10% of all Scheduled Payments is 61 or more days past due.

    "CUMULATIVE DEFAULT RATIO" means, with respect to any Determination Date, a fraction, (a) the numerator of which is equal to the sum of (i) the aggregate of the Principal Balances as of the related Determination Date of all Receivables which have become Defaulted Receivables and (ii) the amount of any Cram Down Losses, and (b) the denominator of which is equal to the Cutoff Date Pool Balance.

    "DEEMED CURED" means, as of a Determination Date, (a) with respect to a Servicer Termination Trigger Event that has occurred, that no Servicer Termination Trigger Event shall have occurred as of such Determination Date or as of either of the two immediately preceding Determination Dates, and (b) with respect to a Reserve Account Trigger Event that has occurred, that no Reserve Account Trigger Event shall have occurred as of such Determination Date or as of either of the two immediately preceding Determination Dates; PROVIDED, HOWEVER, that a Reserve Account Trigger Event resulting from a Cumulative Default Ratio exceeding [ ]% shall never be Deemed Cured until both the Class A Certificate Balance and the Class B Certificate Balance have been reduced to zero.

    "DELINQUENCY RATIO" means, with respect to any Determination Date, a fraction, (a) the numerator of which is equal to the aggregate Principal Balances of all Receivables which have not been repossessed by the Servicer and with respect to which more than 10% of a Scheduled Payment is 61 or more days past due as of such Determination Date, and (b) the denominator of which is equal to the aggregate Principal Balances of the Receivables as of such Determination Date.

    "MANAGED RECEIVABLE" means any retail installment contract (including any related promissory note) for a financed vehicle, and all rights and obligations thereunder, originated by and currently serviced by Triad for non-prime Obligors.

    "REPOSSESSION INVENTORY RATIO" means, with respect to any Determination Date, a fraction, (a) the numerator of which is equal to the aggregate Principal Balances of all Receivables which have been repossessed by the Servicer and for which the related Financed Vehicle has not been liquidated and

(b) the denominator of which is equal to the aggregate Principal Balances of the Receivables as of such Determination Date.

    "RESERVE ACCOUNT REQUIREMENT" means an amount equal to (a) with respect to the Closing Date, [ ]% of the initial Certificate Balance and (b) with respect to each Payment Date thereafter, [ ]% of the Certificate Balance, after giving effect to distribution of principal to Certificateholders on such Payment Date, as of the immediately preceding Determination Date unless a Reserve Account Trigger Event has occurred, in which case the Reserve Account Requirement shall include all amounts required to be deposited in the Reserve Account until such Reserve Account Trigger Event has been Deemed Cured; PROVIDED, HOWEVER, that the Reserve Account Requirement shall be [ ]% of the Certificate Balance for each Payment Date following the point in time that the Cumulative Default Ratio as described in clause (c)(v) of the definition of a Reserve Account Trigger Event is greater than [ ]%, but less than [ ]%, notwithstanding such Reserve Account Trigger Event being Deemed Cured.

    "RESERVE ACCOUNT TRIGGER EVENT" means that any one of the following events shall have occurred: (a) the Delinquency Ratio for each of the three preceding Collection Periods exceeds [ ]%; (b) the Repossession Inventory Ratio is greater than [ ]% or (c) the Cumulative Default Ratio exceeds (i) [ ]% as of any Determination Date from the initial Determination Date through and including the sixth Determination Date, (ii) [ ]% as of any Determination Date from the seventh Determination Date through and including the twelfth Determination Date,
(iii) [ ]% as of any Determination Date from the thirteenth Determination Date through and including the eighteenth Determination Date, (iv) [ ]% as of any Determination Date from the nineteenth Determination Date through and including the twenty-fourth Determination Date or (v) [ ]% as of any Determination Date thereafter.

    "SCHEDULED PAYMENT" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments or any rescheduling of payments in any insolvency or similar proceeding).

STATEMENTS TO CERTIFICATEHOLDERS

    On each Payment Date, the Trustee will include with each distribution to each Certificateholder of record as of the close of business on the applicable Record Date and to each rating agency that is currently rating the Certificates a statement prepared by the Servicer, setting forth the following information, among other things, with respect to the preceding Collection Period, to the extent applicable:

    (i) the amount of the distribution allocable to principal of the Class A Certificates, the Class B Certificates and the Class C Certificates, respectively;

    (ii) the amount of the distribution allocable to interest on the Class A Certificates, the Class B Certificates and the Class C Certificates, respectively;

   (iii) the Pool Balance, the Class A Pool Factor, the Class B Pool Factor and the Class C Pool Factor as of the close of business on the Determination Date;

    (iv) the Class A Certificate Balance, Class B Certificate Balance and the Class C Certificate Balance as of the close of business on the Determination Date, after giving effect to payments allocated to principal reported under (i) above;

    (v) the amount of the Servicing Fee, any Additional Servicing Fee and the Servicer Expenses paid to the Servicer with respect to the related Collection Period and the Class A Percentage, the Class B Percentage and the Class C Percentage of the Servicing Fee, the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date and the amount of any other fees paid by the Trust;

    (vi) the amount of the Class A Interest Carryover Shortfall, if applicable, and Class A Principal Carryover Shortfall, if applicable, on such Payment Date and the change in such amounts from those on the prior Payment Date;

   (vii) the amount of the Class B Interest Carryover Shortfall, if applicable, and Class B Principal Carryover Shortfall, if applicable, on such Payment Date and the change in such amounts from those on the prior Payment Date;

  (viii) the amount of the Class C Interest Carryover Shortfall, if applicable, and the amount of the Class C Principal Carryover Shortfall, if applicable, on such Payment Date, and the change in such amounts from the prior Payment Date;

    (ix) the aggregate amount in the Reserve Account and the change in such amount from the preceding Payment Date;

    (x) the number of Receivables and the aggregate Principal Balance due thereof, for which the related Obligors are delinquent in making Scheduled Payments (A) between 31 and 60 days, (B) between 61 and 90 days, (C) between 91 and 120 days and (D) more than 120 days;

    (xi) the number of Receivables which became Liquidated Receivables, and the aggregate principal amount thereof net of Recoveries;

   (xii) the number of Receivables which became Defaulted Receivables, and the aggregate principal amount thereof;

  (xiii) the number and the aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection Period and the number and aggregate Purchase Amount of Receivables that were required to be repurchased during the related Collection Period but were not so repurchased;

   (xiv) the number and aggregate Principal Balance of Receivables with respect to which, to the knowledge of the Servicer, Obligors became the subject of bankruptcy proceedings during such Collection Period (or during a prior Collection Period, if the Servicer first became aware of such proceeding during the current Collection Period);

   (xv) the Seller's Retained Yield for such Payment Date and the portion thereof (A) distributed to the Seller and (B) deposited in the Reserve Account;

   (xvi) the Cumulative Default Ratio;

  (xvii) the Delinquency Ratio;

  (xviii) the Repossession Inventory Ratio;

   (xix) the amount of any Deficiency Claim Amounts deposited in the Collection Account from the Reserve Account;

   (xx) whether a Reserve Fund Trigger Event, Servicer Termination Trigger Event or Servicer Termination Event has occurred; and

   (xxi) the Collector to Current Receivable Ratio and the Collector to Delinquent Receivable Ratio;

    PROVIDED, HOWEVER, the Trustee may deliver a copy of the Servicing Certificate to each Certificateholder and the Rating Agency in satisfaction of the requirements set forth in this Section if such Servicing Certificate otherwise contains the information required to be distributed to each Certificateholder in accordance herewith. Each amount set forth pursuant to subclauses (i), (ii), (v), (vi), (vii), and (viii) above shall be expressed in the aggregate and as a dollar amount per $1,000 of original principal balance of a Certificate of the related Class.

    "Certificateholder" or "Holder" means the person in whose name a Certificate is registered in the certificate register.

    The Trustee will include copies of the Servicer's annual audited financial statements with the statement distributed by the Trustee on the next Payment Date following receipt by the Trustee of such financial statements.

    The Servicer will be required to provide to the Trustee, no later than two Business Days prior to such Payment Date, the information necessary to enable the Trustee to prepare the statement described above.

    Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Pooling and Servicing Agreement, the Trustee will be required to mail to each person who at any time during such calendar year shall have been a Certificateholder and received any payment on such holder's Certificates a statement containing the sum of the amounts described in (i), (ii) and (v) above for the purposes of such Certificateholder's preparation of federal income tax returns.

SERVICER TERMINATION EVENTS; RIGHTS UPON SERVICER TERMINATION EVENT

    A "Servicer Termination Event" under the Pooling and Servicing Agreement will include: (i) any failure by the Servicer to deliver to the Trustee for distribution to the Certificateholders any proceeds or payments, which failure continues unremedied for a period of two Business Days after the earlier of (x) discovery of such failure by the Servicer and (y) notice of such failure is given by the Trustee to the Servicer; (ii) any failure by the Servicer or the Seller, as the case may be, duly to observe or perform in any material respect any other covenant or agreement in the Pooling and Servicing Agreement which adversely affects the rights of the Certificateholders and continues unremedied for 30 days after the earlier of the date on which (a) it discovers such failure and (b) notice of such failure to the Servicer by the Trustee or the Holders of Certificates evidencing not less than 25% of the Certificate Balance; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings with respect to the Servicer or, so long as Triad is Servicer, of any of its affiliates, indicating its insolvency; and (iv) a Servicer Termination Trigger Event shall have occurred and shall not have been deemed cured.

    A "Servicer Termination Trigger Event" means that any one of the following events shall have occurred and shall not have been cured: (a) the average of the Delinquency Ratios for each of the three preceding Collection Periods exceeds
[ ]%; (b) the Repossession Inventory Ratio is greater than [ ]% or (c) the Cumulative Default Ratio exceeds (i) [ ]% as of any Determination Date from the initial Determination Date through and including the sixth Determination Date,
(ii) [ ]% as of any Determination Date from the seventh Determination Date through and including the Determination Date, (iii) [ ]% as of any Determination Date from the thirteenth Determination Date through and including the eighteenth Determination Date or (iv) [ ]% as of any Determination Date thereafter; provided, however, that following the appointment of a successor Servicer, no Servicer Termination Trigger Event shall have been deemed to occur in accordance with this definition until the seventh Determination Date succeeding the appointment of such successor Servicer.

    As long as a Servicer Termination Event under the Pooling and Servicing Agreement remains unremedied, either the Trustee or the Certificateholders evidencing not less than a Certificate Majority (as defined herein) may terminate all of the rights and obligations of the Servicer under the Pooling and Servicing Agreement. Upon such termination, all authority, power, obligations and responsibilities of the Servicer under the Pooling and Servicing Agreement will automatically pass to the Backup Servicer, or such other successor Servicer as shall be appointed pursuant to the Pooling and Servicing Agreement.

                      RATINGS OF THE OFFERED CERTIFICATES

    It is a condition to issuance of the Certificates that the Rating Agency rate the Class A Certificates at least "[ ]" and rate the Class B Certificates at least "[ ]". The ratings are not recommendations to purchase, hold or sell the Offered Certificates, in as much as such ratings do not comment as to market price or suitability for a particular investor. There is no assurance that the ratings will remain for any given period of time or that the ratings will not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. In any event that any rating initially assigned to any Class of Offered Certificates were subsequently lowered or withdrawn for any reason, no Person or entity will be obligated to provide any additional credit enhancement with respect to any Class of Offered Certificates. Any reductions or withdrawal of a rating may have an adverse effect on the liquidity and market price of the Offered Certificates.

                          REGISTRATION OF CERTIFICATES

    The Certificates will initially be registered in the name of Cede, the nominee of DTC. DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly. See "Description of the Securities--Book-Entry Registration" in the Prospectus.

                           THE TRANSACTION DOCUMENTS

    THE FOLLOWING SUMMARY DESCRIBES MATERIAL TERMS OF THE TRANSACTION DOCUMENTS. FORMS OF THE TRANSACTION DOCUMENTS HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO, AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, ALL THE PROVISIONS IN THE TRANSACTION DOCUMENTS. THE FOLLOWING SUMMARY SUPPLEMENTS THE DESCRIPTION OF THE GENERAL TERMS AND PROVISIONS OF THE TRUST DOCUMENTS (AS SUCH TERM IS USED IN THE PROSPECTUS) SET FORTH IN THE PROSPECTUS, TO WHICH DESCRIPTION REFERENCE IS HEREBY MADE.

SALE AND ASSIGNMENT OF RECEIVABLES

    On or prior to the Closing Date, Triad will sell and assign to the Seller, without recourse, except as provided in the Purchase Agreement, its entire interest in the Receivables, together with its security interests in the Financed Vehicles, pursuant to the Purchase Agreement dated as of [ ] (the "Purchase Agreement") between Triad and the Seller. At the time of issuance of the Certificates, the Seller will sell and assign to the Trust, without recourse, except as provided in the Pooling and Servicing Agreement, the Seller's entire interest in the Receivables, together with its security interests in the Financed Vehicles, pursuant to the Pooling and Servicing Agreement. Each Receivable will be identified in a schedule to the Pooling and Servicing Agreement. The Trustee will, concurrently with such sale and assignment, execute, authenticate and deliver the Certificates to the Seller in exchange for the Receivables. The Seller will sell the Offered Certificates to the Underwriter. See "Plan of Distribution". The net proceeds received from the sale of the Offered Certificates will be applied to the purchase of the Receivables.

    In the Purchase Agreement and in the Pooling and Servicing Agreement, Triad and the Seller, respectively, will represent and warrant for the benefit of the Trustee, among other things, that (i) the information provided with respect to the Receivables is correct in all material respects as of the Cutoff Date; (ii) at the date of issuance of the Certificates, the Receivables are, to its best knowledge, free and clear of all security interests, liens, charges and encumbrances other than the security interest of any warehouse lender to be released concurrently with the issuance of the Certificates and no set-offs, counterclaims or rescission by any Obligor have been asserted or threatened;
(iii) at the date of issuance of the Certificates, each of the Receivables is secured by (or all necessary steps have been taken to result in) a first priority perfected security interest in the Financed Vehicle in favor of Triad, which security interest has been validly assigned to the Trustee; and (iv) each Receivable, at the time it was originated, complied, and at the date of issuance of the Certificates, complies in all material respects with applicable federal and state laws, including consumer credit, truth in lending, equal credit opportunity and disclosure laws. As of the last day of the first month following the discovery by or notice to the Seller or Triad of a breach of any representation or warranty that materially and adversely affects a Receivable, unless the breach is cured, the Seller or Triad will purchase such Receivable from the Trust for the Purchase Amount. The "Purchase Amount" equals the unpaid principal balance owed by the Obligor plus interest thereon at the respective APR from the last day through which interest has been paid to the last day of the immediately preceding Collection Period if purchased prior to the Record Date immediately following the end of Collection Period, and otherwise through the last day of the month of repurchase. The repurchase obligation will constitute the sole remedy available to the Certificateholders or the Trustee for any such uncured breach.

    Pursuant to the Pooling and Servicing Agreement, the Servicer will service and administer the Receivables. The Trustee will act as custodian for the Receivables and the certificates of title relating to the Financed Vehicles, and the Receivables and such certificates of title will be delivered to and held in the physical custody of the Trustee. In addition, Triad's accounting records and computer systems will be marked to reflect the sale and assignment to the Trust, and UCC financing statements reflecting such sales and assignments will be filed. See "Formation of the Trust."

ACCOUNTS

    Each Obligor has been instructed to make payments with respect to the Receivables to a Lockbox which has been established and will be maintained by [ ] (the "Lockbox Bank"). Upon receipt of payments in the Lockbox, the Lockbox Bank will deposit funds into an account maintained by the Lockbox Bank at a depository institution (the "Lockbox Account"). The Trustee will establish the Collection Account (the "Collection Account") in the name of the Trustee for the benefit of the Certificateholders. All payments made on or with respect to the Receivables previously deposited in the Lockbox Account will be transferred to the Collection Account within two Business Days of the receipt of available funds therein. All payments with respect to the Certificates will be made by the Trustee from the Collection Account. Upon receipt, but in no event later than two Business Days after the receipt thereof, each of the Servicer, Triad and the Seller will remit all amounts received by it in respect of the Receivables in the form of checks with payment coupons directly to the Lockbox. Other payments received by each of the Servicer, Triad and the Seller will be deposited into a local servicing account for processing, and then transferred to the Collection Account. The Collection Account will be maintained with the Trustee as long as the Trustee's deposits have a rating acceptable to the Rating Agency. If the deposits of the Trustee no longer have such acceptable rating, the Trustee shall cause such accounts to be moved to a bank or trust company having such acceptable ratings.

    The Collateral Agent will establish the Reserve Account as a segregated trust account at its office or at another depository institution or trust company. See "The Certificates--Reserve Account".

SERVICING COMPENSATION

    The Servicer will be entitled to receive the Servicing Fee on each Payment Date equal to the product of one-twelfth of the Servicing Fee Rate and the Pool Balance outstanding at the beginning of the calendar month immediately preceding the month in which such Payment Date occurs. If the Backup Servicer, or any other entity becomes the successor Servicer, it will receive compensation at the Servicing Fee Rate. The Servicer will also collect and retain, as additional servicing compensation, any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the Receivables. Payments by or on behalf of Obligors will be allocated to scheduled payments, late fees and other charges and principal and interest in accordance with the Servicer's normal practices and procedures. The Servicing Fee will be paid out of collections from the Receivables pursuant to the distribution described under "The Certificates--Priority of Distribution Amounts".

    The Servicing Fee and additional servicing compensation will compensate the Servicer for performing the functions of a third party servicer of automotive receivables as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, paying costs of disposition of defaults and monitoring the collateral. The Servicing Fee also will compensate the Servicer for administering the Receivables, including accounting for collections and furnishing monthly and annual statements to the Trustee with respect to distributions and generating federal income tax information. The Servicing Fee also will reimburse the Servicer for certain taxes, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the Receivables.

BACKUP SERVICING AND BACKUP SERVICING COMPENSATION

    Pursuant to the Pooling and Servicing Agreement, the Backup Servicer, on behalf of the Servicer, will perform certain duties as the Backup Servicer. In addition, following the resignation or removal of the Servicer, the Backup Servicer has agreed to serve as the successor Servicer under the Pooling and Servicing Agreement. The Backup Servicer will be required to carry out its duties in accordance with the customary and usual procedures of institutions which perform similar functions. On each Payment Date, the Backup Servicer will be entitled to receive a fee for acting as Backup Servicer (the "Backup
Servicing Fee") equal to the product of one-twelfth times $[            ].

EVIDENCE AS TO COMPLIANCE

    The Pooling and Servicing Agreement will provide that a firm of independent public accountants will furnish to the Servicer (who will provide a copy to the Trustee and the Rating Agency) on or before June 30 of each year, commencing
June 30, [    ], a report of its audit of the Servicer's financial statements for the fiscal year ended on the preceding March 31.

    The Pooling and Servicing Agreement will also provide for delivery to the Trustee and the Rating Agency on or before March 31 of each year, commencing
March 31, [    ], of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the preceding twelve months ended December 31 (or, for the initial report, for such shorter period as will have elapsed from the Cutoff
Date) or, if there has been a default in the fulfillment of any such obligation, describing each such default.

    Copies of such statements and certificates may be obtained by Certificateholders by a request in writing addressed to the Trustee.

MATTERS REGARDING THE SERVICER

    The Pooling and Servicing Agreement will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder except upon determination that, due to a change in legal requirements, the Servicer's performance of such duties would be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer. No such resignation will become effective until the Backup Servicer or a successor Servicer has assumed the Servicer's servicing obligations and duties.

    The Pooling and Servicing Agreement will further provide that neither the Servicer, nor any of its directors, officers, employees, or agents will be liable to the Trust, the Trustee or the Certificateholders for taking any action or for refraining from taking any action pursuant to the Pooling and Servicing Agreement, or for errors in judgment; PROVIDED, HOWEVER, that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of the Servicer's breach of the Pooling and Servicing Agreement, willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of obligations and duties thereunder.

    Subject to the provisions of the Pooling and Servicing Agreement, any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer, which in any case assumes the obligations of the Servicer, will be the successor of the Servicer under the Pooling and Servicing Agreement.

AMENDMENT

    The Pooling and Servicing Agreement may be amended by the Seller, the Servicer, Trustee and the Collateral Agent, with the consent of the Holders of a Certificate Majority for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement; PROVIDED, HOWEVER, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collection of payments on Receivables or distributions that are required to be made on any Certificate or change the Pass-Through Rate, (ii) reduce the aforesaid percentage of the Class A Certificate Balance, Class B Certificate Balance or Class C Certificate Balance which is required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class, (iii) result in a downgrade or withdrawal of the then current rating of any Class of Certificate by the Rating Agency without the consent of each Certificateholder or (iv) change the Reserve Account Requirement without the consent of each Certificateholder and the Rating Agency. Notwithstanding anything herein to the contrary, the Pooling and Servicing Agreement may be amended by the Seller, the Servicer, Trustee and the Collateral Agent, without the consent of the Certificateholders, to cure any ambiguity, correct or supplement any provision therein which may be inconsistent with any other provision therein, or make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement which are not inconsistent with the provisions of the Pooling and Servicing Agreement; provided that such action will not, in the opinion of counsel satisfactory to the Trustee, materially and adversely affect the interest of any Certificateholder.

LIST OF CERTIFICATEHOLDERS

    Upon written request of the Servicer, the Trustee will provide to the Servicer within 10 days after receipt of such request a list of the names and addresses of all Certificateholders of record as of the most recent Record Date. Upon written request by three or more Certificateholders or by Holders of Certificates evidencing not less than 25% of the Certificate Balance, and upon compliance by such Certificateholders with certain other provisions of the Pooling and Servicing Agreement, the Trustee will afford such Certificateholders within five Business Days after receipt of such request access during business hours to the current list of Certificateholders for purposes of communicating with other Certificateholders with respect to their rights under the Pooling and Servicing Agreement.

    The Pooling and Servicing Agreement will not provide for the holding of any annual or other meetings of Certificateholders.

TERMINATION

    The respective obligations of the Seller, the Servicer and the Trustee pursuant to the Pooling and Servicing Agreement will terminate upon the latest of (i) the maturity or other liquidation of the last Receivable and the disposition of any amounts received upon liquidation of any remaining Receivables and (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to the Pooling and Servicing Agreement and the expiration of any preference period related thereto.

    In order to avoid excessive administrative expense, the Servicer has the option, to purchase from the Trust, as of the last day of any month as of which the aggregate Principal Balance with respect to the Receivables is equal to 10% or less of the Cutoff Date Pool Balance, all remaining Receivables at a price equal to the aggregate of the Purchase Amounts thereof as of such last day, plus the appraised value of any other property held by the Trust. The Trustee will give written notice of termination to each Certificateholder of record. The final distribution to any Certificateholder will be made only upon surrender and cancellation of such holder's Certificate at the office or agency of the Trustee specified in the notice of termination; PROVIDED, HOWEVER, that if on the Payment Date upon which final payment of the Certificates is to be made, there are five or fewer Certificateholders of record, such final payment to such Certificateholders will be made by check or wire transfer as described above and each such Certificateholder shall present and surrender its Certificate at the office or agency designated in the notice of final distribution referred to above within 30 days after such Payment Date.

                        FEDERAL INCOME TAX CONSEQUENCES

    Set forth below is a general discussion of the material federal income tax consequences relating to the purchase, ownership and disposition of the Certificates by investors. This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, which change may be retroactive. The discussion does not deal with all federal income tax consequences applicable to all categories of investors (some categories of which, such as banks, insurance companies and foreign investors, among others, may be subject to special rules). In addition, this summary is generally limited to institutional investors who will hold the Certificates as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and not as a dealer or for resale. Investors should consult their own tax advisors to determine the federal, state, local and other tax consequences of the purchase, ownership and disposition of the Certificates. Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service ("IRS") with respect to any of the federal income tax consequences discussed below, and no assurance can be given that the IRS will not take contrary positions. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH REGARD TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP, OR DISPOSITION OF INTERESTS IN THE CERTIFICATES, AS WELL AS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, MUNICIPALITY, FOREIGN COUNTRY OR OTHER TAXING JURISDICTION.

    For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

TAX STATUS OF THE TRUST

    In the opinion of Dechert Price & Rhoads, special tax counsel to Triad and the Seller, the Trust will be classified as a grantor trust under subpart E, part I of subchapter J of Chapter 1 of Subtitle A of the Code and not as an association taxable as a corporation for federal income tax purposes and each Certificateholder will be treated for federal income tax purposes as the owner of a pro rata undivided interest in each of the assets of the Trust other than the interest in such assets and income represented by the Seller's Retained Yield.

GENERAL

    For purposes of federal income tax, the Seller will retain the right to receive the Seller's Retained Yield. The issuance of a Certificate will result in the separation of ownership ("stripping") of a portion of the rights to interest payments on the Receivables. Consequently, under Section 1286 of the Code the stripping of the Receivables will result in original issue discount ("OID"), and each Certificateholder will be treated as owning its pro rata percentage interest in the principal of, and interest payable on, each Receivable (minus the portion of the interest payable on such Receivable that constitutes the Seller's Retained Yield). Each such interest of the Certificateholders in each Receivable will be treated as a "stripped bond" within the meaning of Section 1286 of the Code.

INCOME ON THE RECEIVABLES

    Each Certificateholder will be required to report on its federal income tax return, in a manner consistent with its method of accounting, its pro rata allocable share of the entire gross income of the Trust, including interest or finance charges earned on the Receivables, any OID under the stripped bond rules and any gain or loss upon collection or disposition of the Receivables. Each Certificateholder's right to interest should be limited to its pro rata share of the interest that accrues at the Pass-Through Rate on its Certificate plus its pro rata share of the Servicing and Trustee fees allocable to it (which fees will be deemed to be paid over, on behalf of the Certificateholder, to the Servicer and the Trustee).

    In computing its federal income tax liability, a Certificateholder will be entitled to deduct, consistent with its method of accounting, its pro rata allocable share of reasonable fees payable to the Servicer that are paid or incurred by the Trust as provided in Sections 162 or 212 of the Code. Because of the nature of the Receivables, it is anticipated that the Servicer's fees will be treated as reasonable for this purpose. Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates (including grantor trust certificates treated as "stripped bonds") are issued, such fees and expenses should be allocated among the classes of grantor trust certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Certificates with respect to each period based on the distributions made to each such class during that period. A Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid by the Trust. A Certificateholder using the accrual method of accounting must take into account its pro rata share of income and deductions as and when such amounts become due to or payable by the Trust.

    Because the Receivables are characterized as "stripped bonds," as described above, the income of the Trust allocable to Certificateholders will not include the portion of the interest on the Receivables constituting the Seller's Retained Yield and treated as "stripped coupons" and the deductions allocable to Certificateholders will be limited to their respective shares of reasonable servicing and other fees. In addition, an initial Certificateholder will generally not be subject to the market discount and premium rules discussed below with respect to the stripped Receivables, but instead will be subject to the original issue discount rules contained in the Code. A Certificateholder will be required to include any original issue discount in income as it accrues, regardless of whether cash payments are received, using a method reflecting a constant rate of interest on the Receivables.

STRIPPED BONDS AND STRIPPED COUPONS

    Although the tax treatment of stripped bonds is not entirely clear, each purchaser of a Certificate will be treated as the purchaser of Receivables treated as stripped bonds which generally should be treated as individual debt instruments issued on the day they are purchased for purposes of calculating any original issue discount within the meaning of Section 1273(a) of the Code. Generally, under

Treasury regulations issued under Section 1286 of the Code (the "Section 1286 Treasury Regulations"), if the discount on a stripped bond certificate is larger than a DE MINIMIS amount (as calculated for purposes of the OID rules of the Code) such stripped bond certificate will be considered to have been issued with original issue discount. See "Accrual of Original Issue Discount" below. Based on the preamble to the Section 1286 Treasury Regulations, Dechert Price & Rhoads is of the opinion that, although the matter is not entirely clear, the interest income on the Class A Certificates, the Class B Certificates and the Class C Certificates at the sum of the related Pass-Through Rate and the Servicing Fee Rate allocable to such Certificates will be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury Regulations and such income will be so treated in the Trustee's tax information reporting, provided all classes of Certificates have an issue price equal to or greater than their stated principal amounts.

ACCRUAL OF ORIGINAL ISSUE DISCOUNT

    The Receivables bear interest at varying rates. Because a Certificateholder will be viewed as owning an interest in each of the Trust's assets, a portion of the Certificateholders' purchase price of a Certificate (whether on initial sale or in a subsequent transaction) may be required to be allocated among each of the Trust's assets based on their respective fair market values. For administrative convenience, however, the Trustee will report information with respect to a Certificateholder's investment in a Certificate on an aggregate basis as though such Certificateholder's investment in the Receivables and other assets were equal to such Certificateholder's share of their respective Certificate Balances and on which interest is payable at a combined rate equal to the sum of the Pass-Through Rate and the Servicing Fee Rate. See "Information Reporting and Backup Withholding" below. If the IRS were to require reporting on an asset-by-asset basis, the amount of income reportable for a period could differ from the amount reportable on an aggregate basis. In particular, as described above, because the Receivables bear an interest rate which is greater than the sum of the related Pass-Through Rate and the Servicing Fee Rate, such Receivables are subject to the "stripped bond" rules of the Code which result in such Receivables having OID.

    In determining whether a Certificateholder has purchased its interest in the Receivables (or any Receivable) at a discount, a portion of the purchase price for a Certificate may be allocated to the accrued interest on the Receivables at the time of purchase as though such accrued interest were a separate asset, thus, in each case, reducing the portion of the purchase price allocable to the Certificateholder's undivided interest in the Receivables (the "Purchase Price"). Under the stripped bond rules, each Certificate will be treated as having been issued with OID within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. Under the stripped bond rules, the holder of a Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to OID.

    Generally the owner of a stripped bond or stripped coupon issued or acquired with OID must include in gross income the sum of the "daily portions," as defined below, of the OID on such Certificate for each day on which it owns a Certificate, including the date of purchase but excluding the date of disposition. In the case of an original Certificateholder, the daily portions of OID with respect to a Certificate generally would be determined as follows. A calculation will be made of the portion of OID that accrues on the Certificate during each successive monthly accrual period (or shorter period in respect of the date of original issue or the final Payment Date). This will be done, in the case of each full monthly accrual period, by adding (i) the present value of all remaining payments to be received on the Certificate under the prepayment assumption used in respect of the Certificates and (ii) any payments received during such accrual period, and subtracting from that total the "adjusted issue price" of the Certificate at the beginning of such accrual period. No representation is made that the

Receivables will prepay at any prepayment rate. The "adjusted issue price" of a Certificate at the beginning of the first accrual period is its issue price (as determined for purposes of the OID rules of the Code) and the "adjusted issue price" of a Certificate at the beginning of a subsequent accrual period is the "adjusted issued price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by he number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to any reasonable method as set forth in the Treasury Regulations with respect to OID.

    With respect to the Certificates, the method of calculating OID as described above will cause the accrual of OID to either increase or decrease (but never below zero) in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the Certificates.

    With respect to certain categories of debt instruments, Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing OID and (ii) adjustments in the accrual of OID when prepayments do not conform to the prepayment assumption and regulations could be adopted applying those provisions to grantor trust certificates subject to the "stripped bond" rules of Section 1286 of the Code. It is unclear whether those provisions would be applicable to the Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of Certificates or, with respect to any holder, at the time of purchase of the Certificate by that holder. Certificateholders are advised to consult their own tax advisors concerning reporting OID in general and, in particular, whether a prepayment assumption should be used in reporting OID with respect to Certificates.

    In the case of a Certificate acquired at a price equal to the principal amount of the Receivables allocable to such certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption, would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

    If a prepayment assumption is not used, then when a Receivable prepays in full, the holder of a certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Receivable that is allocable to such certificate and the portion of the adjusted basis of such certificate that is allocable to such Certificateholder's interest in the Receivable. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the principal amount of the certificate and accounted for under a method similar to that described for taking account of OID. It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

    In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders without using a prepayment assumption. However, neither the Seller, the Servicer nor the Trustee will make any representation that the Receivables will not in fact prepay.

MARKET DISCOUNT

    Under Treasury regulation Section 1.1286-1, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than OID. This treatment applies to the Certificate because immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (in this case, the Closing Date) there is no OID (or only a DE MINIMIS amount of original issue discount). If the OID or market discount on a certificate determined under the stripped bond rules is less than 0.25% of the principal amount multiplied by the weighted average maturity of the Receivables, then such OID or market discount will be considered to be DE MINIMIS. OID of only a DE MINIMIS amount will be included in income as each payment of stated principal is made, based on the product or the total amount of such DE MINIMIS OID and a fraction, the numerator of which is the amount of each such payment and the denominator of which is the outstanding stated principal amount of the Receivable. Certificateholders may also elect to accrue DE MINIMIS OID into income currently based on a constant yield method.

    Subsequent purchasers that purchase Certificates at more than a DE MINIMIS discount should consult their tax advisors with respect to the proper method to accrue such OID.

PREMIUM

    The initial purchase of a Certificate at more than its adjusted principal amount will result in the creation of a premium with respect to the interest in the underlying Receivables represented by such Certificates. In determining whether a Certificateholder has purchased its interest in the Receivables (or any Receivable) at a premium, a portion of the purchase price for a Certificate may be allocated to the accrued interest on the Receivables at the time of purchase as though such accrued interest were a separate asset, thus, in each case, reducing the portion of the purchase price allocable to the Certificateholder's undivided interest in the Receivables. A purchaser may elect under Section 171 of the Code to amortize such premium using a constant yield method. Under the Code, premium is allocated among the interest payments on the Receivables to which it relates and is considered as an offset against (and thus a reduction of) such interest payments. With certain exceptions, such an election would apply to all taxable debt instruments held or subsequently acquired by the electing holder. Absent such an election, the premium will be deductible as an ordinary loss only upon disposition of the Certificate or pro rata as principal is paid on the Receivables.

    It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a Receivable prepays in full, the holder of a Certificate acquired at a premium should recognize a loss, equal to the difference between the portion of the prepaid principal amount of the Receivable that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Receivable. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Certificate and accounted for under a method similar to that described for taking account of OID. It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption used, and the actual rate of prepayments.

    Holders of Certificates acquired at a premium are urged to consult with their own tax advisors regarding the proper treatment of the Certificates for federal income tax purposes.

SALE OF A CERTIFICATE

    If a Certificate is sold, gain or loss will be recognized equal to the difference between the amount realized on the sale (exclusive of amounts attributed to accrued and unpaid interest, which will be treated as ordinary income) allocable to the Receivables and the Certificateholder's adjusted basis in the foregoing. A Certificateholder's adjusted basis will equal the Certificateholder's cost for the Certificate, increased by any market or OID previously included in income, and decreased (but not below zero) by any previously reported losses, any previously amortized premium and by the amount of payments previously received on the Receivables. Any gain or loss will be capital gain or loss if the Certificate was held as a capital asset, except that gain will be treated in whole or in part as ordinary interest income to the extent of the seller's interest in accrued OID not previously taken into income and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. A capital gain or loss will be long-term or short-term depending on whether or not the Certificates have been owned for more than one year. Although, as of the date of this Prospectus Supplement, there is no rate differential between ordinary income and capital gains applicable to corporations, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

    Gain or loss from the sale of a Certificate may be partially or wholly ordinary and not capital in certain circumstances. A portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

    Principal payments on the Certificates will be treated as amounts received upon a sale or exchange of the Certificates subject to the foregoing rules relating to OID. In the event there is a prepayment of the total outstanding balance of a Receivable, gain or loss will be recognized by each Certificateholder in an amount equal to the difference between the amount received by each such Certificateholder on the prepayment and such Certificateholder's adjusted basis in that Receivable. Because the applicable Certificate Pass-Through Rate is identical with respect to each Receivable and the Receivables have other similar characteristics, it appears reasonable for a Certificateholder to allocate its adjusted basis among the Receivables in proportion to their respective principal amounts. Any resulting gain or loss will be capital gain or loss to a Certificateholder (other than a financial institution referred to above) that holds a Certificate as a capital asset.

    To the extent that a subsequent purchaser's Purchase Price is exceeded by the remaining principal payments on the Certificates, such subsequent purchaser will be required for Federal income tax purposes to accrue and report such excess as described in "Accrual of Original Issue Discount" above. Whether or not the Certificates may be deemed to have "qualified stated interest" at the time of such subsequent purchase will depend upon the facts and circumstances as they exist at such time.

FOREIGN CERTIFICATEHOLDERS

    Interest attributable to Receivables which is received by a foreign Certificateholder will generally not be subject to the normal 30% withholding tax imposed with respect to such payments, provided that (i) the foreign Certificateholder does not own, directly or indirectly, 10% or more of, and is not a controlled foreign corporation related to, any Obligor under a Receivable, (ii) such holder fulfills certain certification requirements, (iii) is not a bank that is treated as receiving such interest "on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business" and (iv) is not a person within a foreign country which the IRS has included in a list of countries that do not provide adequate exchange of information with the United States to prevent tax evasion by United States persons. In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

    Under such requirements, the holder must certify, under penalty of perjury, that it is not a "United States person" and provide its name and address. For this purpose, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued OID, to such holder may be subject to tax at a rate of 30%, subject to reduction under any applicable tax treaty. Gain realized upon the sale of a Certificate by a foreign Certificateholder generally will not be subject to United States withholding tax. If, however, such interest or gain is effectively connected to the conduct of a trade or business within the United States by such foreign Certificateholder, such holder will be subject to United States federal income tax thereon at regular rates. Potential investors who are not United States persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Certificate.

INFORMATION REPORTING AND BACKUP WITHHOLDING

    The Trustee will furnish to each holder of a Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Receivables and to interest thereon at the related Pass-Through Rate. In addition, the Trustee will furnish or make available, within the prescribed period of time for tax reporting purposes after the end of each calendar year, to each Certificateholder or each person holding a Certificate at any time during such year, such other customary factual information as the Trustee deems necessary or desirable to assist Certificateholders in preparing their federal income tax returns including information regarding the amount of servicing compensation received by the Servicer and sub-servicer (if any) and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports. Payments made on the Certificates and proceeds from the sale of the Certificates will not be subject to a "backup" withholding tax of 31% unless, in general, a Certificateholder fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

                   FOREIGN, STATE AND OTHER TAX CONSEQUENCES

    In addition to the federal income tax consequences described in "Federal Income Tax Consequences", potential investors should consider the foreign, state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered hereunder. Such laws may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any foreign country, any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the certificates offered hereunder.

                              ERISA CONSIDERATIONS

    Fiduciaries of employee benefit plans subject to Title I of ERISA should consider ERISA's fiduciary investment standards before making an investment for the plan in the Certificates.

    In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan, as well as individual retirement accounts and Keogh Plans (each a "Benefit Plan"), from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Benefit Plan. ERISA also imposes certain duties on persons who are fiduciaries of Benefit Plans subject to ERISA. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of a Benefit Plan, which includes under certain circumstances the rendering of investment advice with respect to such assets, is considered to be a fiduciary of such Benefit Plan (subject to certain exceptions not here relevant). A violation of these "prohibited transaction" rules may result in liability under ERISA and the Code for such persons.

    Neither ERISA nor the Code defines the terms "plan assets". Under Section 2510.3-101 of the United States Department of Labor ("DOL") regulations (the "Regulation"), a Benefit Plan's assets may include an interest in the underlying assets of an entity (such as a trust) for certain purposes, including the prohibited transaction provisions of ERISA and the Code, if the Benefit Plan acquires an "equity interest" in such entity. The Seller believes that the Certificates will give Certificateholders an equity interest in the Trust for purposes of the Regulation. Under the Regulation, when a Benefit Plan acquires an equity interest that is neither a "publicly-offered security" nor a security issued by an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the underlying assets of the entity will be considered "plan assets" unless the entity is an "operating company" or equity participation in the entity by benefit plan investors is not "significant". For this purpose, such participation is significant if immediately after the most recent acquisition of any equity interest in the entity, whether or not from an issuer or an underwriter, 25% or more of the value of any class of equity interest is held by "benefit plan investors," which are defined as Benefit Plans, employee benefit plans not subject to ERISA (E.G., governmental plans) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

    The Trust will not be an "operating company" as defined in the Regulation, and it will not be an investment company registered under the Investment Company Act, and even though the Certificates will be offered pursuant to a registration statement under the Securities Act, there can be no assurance that the Certificates will be considered publicly-offered securities within the meaning of the Regulation. Accordingly, if at any time immediately after the most recent acquisition of any class of Certificates, 25% or more of the value of such Class of Certificates is held by Benefit Plan investors, then all or some portion of the Receivables and other assets of the Trust will constitute Plan assets. There can be no assurance that less than 25% of the value of each Class of Certificates will be held by Benefit Plan investors.

    [The DOL has granted to [            ] an administrative exemption
(Prohibited Transaction Exemption [    ], [  ] Fed. Reg. [    ], as amended by
Prohibited Transaction Exemption [    ]) (the

"Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Benefit Plans of certificates representing interests in asset backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include motor vehicle installment obligations such as the Receivables. The Seller believes that the Exemption will apply to the acquisition, holding, and resale of the Class A Certificates by a Benefit Plan, provided that specified conditions (certain of which are described below) are met.

    THE EXEMPTION DOES NOT APPLY TO THE HOLDING OR THE SUBSEQUENT RESALE OF THE CLASS B CERTIFICATES. THE CLASS B CERTIFICATES, THEREFORE, MAY NOT BE ACQUIRED BY A BENEFIT PLAN.

    Each person that acquires or holds a Class B Certificate shall be deemed to have represented and warranted to the Seller, the Trustee and the Servicer that it satisfies the foregoing limitation, provided that an insurance company investing solely assets of its general account may acquire and hold the Class B Certificates subject to the limitations described in "Insurance Company General Account" below.

    Among the conditions that must be satisfied for the Exemption to apply to the acquisition by a Benefit Plan of the Class A Certificates are the following (each of which, other than those within the control of the investors, the Seller believes has been or will be met in connection with the Class A Certificates).

    (i) The acquisition of the Class A Certificates by a Benefit Plan is on terms (including the price for such Class A Certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's-length transaction with an unrelated party.

    (ii) The rights and interests evidenced by the Class A Certificates acquired by the Benefit Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust.

   (iii) The Class A Certificates acquired by the Benefit Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, Inc. ("Fitch").

    (iv) The Trustee is not an affiliate of any member of the Restricted Group (as defined below).

    (v) The sum of all payments made to and retained by the Underwriter in connection with the distribution or underwriting of the Class A Certificates represents not more than reasonable compensation for its underwriting services. The sum of all payments made to and retained by the Seller pursuant to the sale of the Receivables to the Trust represents not more than the fair market value of such Receivables. The sum of all payments made to and retained by the Servicer, represents not more than reasonable compensation for the Servicer's services under the Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith.

    (vi) The Benefit Plan investing in the Class A Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act.

    The Trust must also meet the following requirements:

    (a) The corpus of the Trust must consist solely of assets of the type that have been included in other investment pools.

    (b) Certificates in such other investment pools must have been rated in one of the three highest generic rating categories of S&P, Moody's, Duff & Phelps or Fitch for at least one year prior to the Benefit Plan's acquisition of certificates.

    (c) Certificates evidencing interests in such other investment pools must have been purchased by investors other than Benefit Plans for at least one year prior to any Benefit Plan's acquisition of certificates.

    The Exemption does not apply in all respects to Benefit Plans ("Excluded Plans") sponsored by the Seller, the Underwriter, the Trustee, the Servicer, the Backup Servicer, any Obligor with respect to the Receivables included in the Trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust or any affiliate of such parties (the "Restricted Group"). As of the date hereof, no Obligor with respect to the Receivables included in the Trust constitutes more than 5% of the aggregate unamortized principal balance of the Trust (i.e., the initial principal amount of the Certificates). Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions, only if, among other requirements: (i) the Benefit Plan is not an Excluded Plan, (ii) a Benefit Plan's investment in the Class A Certificates does not exceed 25% of all of the Class A Certificates, as applicable, outstanding at the time of the acquisition and (iii) immediately after the acquisition no more than 25% of the assets of a Benefit Plan with respect to which a person has discretionary authority or renders investment advice are invested in certificates representing interests in trusts containing assets sold or serviced by the same entity.

    Before purchasing a Class A Certificate based on the Exemption, however, a fiduciary of a Benefit Plan should itself confirm (a) that such Certificate constitutes a "certificate" for purposes of the Exemption and (b) that the specific conditions and other requirements set forth in the Exemption would be satisfied.]

    Due to the complexities of these rules and the penalties imposed upon persons involved in prohibited transactions, it is important that the fiduciary of a Benefit Plan considering the purchase of Class A Certificates consult with its counsel regarding the applicability of ERISA and the Code to such investment. Purchasers that are insurance companies should consult with their counsel with respect to the potential application of Prohibited Transaction Class Exemption 95-60 to any purchases involving their general accounts.

INSURANCE COMPANY GENERAL ACCOUNTS

    Insurance companies contemplating the investment of general account assets in the Class B Certificates should consult with their legal counsel with respect to the applicability of ERISA Section 401(c), including the general account's ability to continue to hold such Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

    Any insurance company that acquires or holds any Class B Certificate shall be deemed to have represented and warranted to the Seller, the Trustee and the Servicer that the source of funds used to acquire and hold such Certificates is an "insurance company general account" (as defined in DOL Prohibited Transaction Class Exemption ("PTCE") 95-60) and the conditions set forth in Section III of PTCE 95-60 have been satisfied.]

                              PLAN OF DISTRIBUTION

    Under the terms and subject to the conditions contained in an underwriting
agreement dated [                ], (the "Underwriting Agreement") among the
Seller, Triad and [  ] (the

"Underwriter"), Triad has agreed to cause the Seller to sell to the Underwriter, and the Underwriter has agreed to purchase, Certificates in the following respective amounts:

                                                                               PRINCIPAL AMOUNT
UNDERWRITER                                                                                  -
-----------------------------------------------------------------------------

Total........................................................................

    The Underwriting Agreement provides that the obligations of the Underwriter are subject to certain conditions precedent and that the Underwriter will purchase all the Certificates offered hereby if any of such Certificates are purchased. Triad and the Seller have been advised by the Underwriter that the Underwriter proposes to offer the Certificates from time to time for sale in negotiated transactions or otherwise, at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling the Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter and any purchasers of Certificates for whom they may act as agents. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act.

    The Certificates are a new issue of securities with no established trading market. The Underwriter has advised Triad and the Seller that it intends to act as a market maker for the Certificates. However, the Underwriter is not obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of any trading market for the Certificates.

    Triad and the Seller have agreed to indemnify the Underwriter against certain liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriter may be required to make in respect thereof.

                                 LEGAL OPINIONS

    Certain legal matters relating to bankruptcy and other matters will be passed upon for Triad, the Seller and the Servicer by Dechert Price & Rhoads, New York, New York. Certain federal income tax and other legal matters will be passed upon for the Seller by Dechert Price & Rhoads, New York, New York.

                                    GLOSSARY

    AMOUNT FINANCED: With respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

    BUSINESS DAY: Any day other than a Saturday, Sunday, legal holiday or other day on which commercial banking institutions or trust companies in the City of New York, the State in which the Corporate Trust Office is located or the State in which the executive offices of the Servicer are located shall be authorized or obligated by law, executive order or governmental decree to be closed.

    CERTIFICATE BALANCE: The sum of the Class A Certificate Balance, the Class B Certificate Balance and the Class C Certificate Balance.

    CERTIFICATE MAJORITY: Holders of Class A Certificates and Class B Certificates representing a majority of the sum of the Class A Certificate Balance and the Class B Certificate Balance; PROVIDED, HOWEVER, if there are no Class A Certificates outstanding, Certificateholders representing a majority of the Class B Certificate Balance shall constitute a Certificate Majority; PROVIDED, FURTHER, if there are no Class A Certificates and no Class B Certificates outstanding, Certificateholders representing a majority of the Class C Certificate Balance shall constitute a Certificate Majority.

    CLASS: A class of Certificates.

    CLASS A CERTIFICATE BALANCE: Initially, the Class A Percentage of the, and thereafter shall equal the initial Class A Certificate Balance reduced by all amounts previously distributed to the Class A Certificateholders and allocable to principal. If the date of determination is a Payment Date, then such Class A Certificate Balance shall be reduced by all such amounts distributed on such date.

    CLASS B CERTIFICATE BALANCE: Initially, the Class B Percentage of the Cutoff Date Pool Balance, and thereafter shall equal the initial Class B Certificate Balance reduced by all amounts previously distributed to the Class B Certificateholders and allocable to principal. If the date of determination is a Payment Date, then such Class B Certificate Balance shall be reduced by all such amounts distributed on such date.

    CLASS C CERTIFICATE BALANCE: Initially, the Class C Percentage of the Cutoff Date Pool Balance, and thereafter shall equal the initial Class C Certificate Balance reduced by all amounts previously distributed to the Class C Certificateholder and allocable to principal. If the date of determination is a Payment Date, then such Class C Certificate Balance shall be reduced by all such amounts distributed on such date.

    CORPORATE TRUST OFFICE: The office of the Trustee at which its corporate trust business shall be principally administered, which office as of the date
hereof is located at [            ].

    HOLDER OR CERTIFICATEHOLDER: The Person in whose name a Certificate shall be registered in the Certificate Register.

    PERSON: Any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

    SERVICING CERTIFICATE: With respect to each Record Date, a certificate executed on behalf of the Servicer, in accordance with the applicable Pooling and Servicing Agreement provisions.

    STATE:  Any State of the United States of America, or the District of
Columbia.

                                 INDEX OF TERMS

    Set forth below is a list of the defined terms used in this Prospectus Supplement and the pages on which the definitions of such terms may be found.

401(c) Regulations.............................................................           S-53
ACS............................................................................           S-20
Actuarial Receivable...........................................................           S-24
Additional Servicing Fee.......................................................           S-10
Amount Financed................................................................           S-55
APR............................................................................            S-4
                                                                                     S-1, S-3,
Backup Servicer................................................................           S-24
Backup Servicing Fee...........................................................       ii, S-42
Bankruptcy Code................................................................           S-23
Benefit Plan...................................................................           S-51
Business Day...................................................................           S-55
Cede...........................................................................           S-11
Certificate Balance............................................................           S-55
Certificate Majority...........................................................           S-55
Certificate Owners.............................................................           S-11
Certificateholder..............................................................     S-38, S-56
Certificateholders.............................................................            S-5
Certificates...................................................................            S-1
Class..........................................................................           S-55
Class A Certificate Balance....................................................           S-55
Class A Certificateholders.....................................................            S-5
Class A Certificates...........................................................       S-1, S-3
Class A Distributable Amount...................................................           S-33
Class A Interest Carryover Shortfall...........................................           S-34
Class A Interest Distributable Amount..........................................           S-33
Class A Pass-Through Rate......................................................            S-5
Class A Percentage.............................................................       S-1, S-3
Class A Pool Factor............................................................           S-30
Class A Principal Carryover Shortfall..........................................           S-34
Class A Principal Distributable Amount.........................................           S-33
Class B Certificate Balance....................................................           S-55
Class B Certificateholders.....................................................            S-5
Class B Certificates...........................................................       S-1, S-3
Class B Distributable Amount...................................................           S-33
Class B Interest Carryover Shortfall...........................................           S-34
Class B Interest Distributable Amount..........................................           S-33
Class B Pass-Through Rate......................................................            S-5
Class B Percentage.............................................................       S-1, S-3
Class B Pool Factor............................................................           S-30
Class B Principal Carryover Shortfall..........................................           S-34
Class B Principal Distributable Amount.........................................           S-33
Class C Certificate Balance....................................................           S-55
Class C Certificateholder......................................................            s-5
Class C Certificates...........................................................       S-1, S-3
Class C Distributable Amount...................................................           S-33
Class C Interest Carryover Shortfall...........................................           S-34
Class C Interest Distributable Amount..........................................           S-33
Class C Pass-Through Rate......................................................            S-5
Class C Percentage.............................................................       S-1, S-4
Class C Pool Factor............................................................           S-30
Class C Principal Carryover Shortfall..........................................           S-34

Class C Principal Distributable Amount.........................................           S-33
Closing Date...................................................................            S-3
Code...........................................................................     S-11, S-44
Collateral Agent...............................................................      S-1, S-35
Collection Account.............................................................           S-41
Collection Period..............................................................            S-5
Collector to Current Receivable Ratio..........................................           S-36
Collector to Delinquent Receivable Ratio.......................................           S-36
Commission.....................................................................            S-2
Contracts......................................................................           S-18
Corporate Trust Office.........................................................           S-55
Correspondent Agreements.......................................................           S-16
Correspondents.................................................................           S-16
Cram Down Loss.................................................................           S-36
Cumulative Default Ratio.......................................................           S-36
Custodian Receivables File.....................................................           S-16
Cut-off Date...................................................................            S-3
Dealer Agreements..............................................................           S-16
Dealer Recourse................................................................           S-17
Dealers........................................................................           S-16
Deemed Cured...................................................................           S-36
Defaulted Receivable...........................................................           S-32
Delinquency Ratio..............................................................           S-36
Determination Date.............................................................            S-5
DTC............................................................................      S-2, S-11
DOL............................................................................           S-51
Duff & Phelps..................................................................           S-51
ERISA..........................................................................           S-11
Exchange Act...................................................................            S-2
Excluded Plans.................................................................           S-52
Exemption......................................................................           S-51
Final Scheduled Payment Date...................................................            S-1
Financed Vehicles..............................................................            S-4
Fitch..........................................................................           S-51
Holder.........................................................................     S-38, S-56
Investment Company Act.........................................................           S-51
IRS............................................................................           S-44
Liquidated Receivable..........................................................           S-32
Lockbox Account................................................................           S-41
Lockbox Bank...................................................................           S-41
Managed Receivable.............................................................           S-36
Moody's........................................................................           S-51
Non-prime Borrowers............................................................           S-18
Obligors.......................................................................           S-16
Offered Certificates...........................................................       S-1, S-3
OID............................................................................           S-44
Optional Purchase..............................................................           S-11
Participants...................................................................           S-40
Payment Date...................................................................            S-5
Person.........................................................................           S-56
Plan...........................................................................           S-11
Pool Balance...................................................................           S-30
Pooling and Servicing Agreement................................................       S-1, S-3
Precomputed Receivables........................................................           S-24
Principal Balance..............................................................           S-32

Principal Distributable Amount.................................................      S-6, S-32
PTCE...........................................................................           S-54
Purchase Agreement.............................................................           S-40
Purchase Amount................................................................     S-32, S-41
Purchase Price.................................................................           S-46
Rating Agency..................................................................           S-12
Receivables....................................................................            S-4
Receivables Files..............................................................           S-16
Record Date....................................................................            S-5
Recoveries.....................................................................           S-33
Registration Statement.........................................................            S-2
Regulation.....................................................................           S-51
Repossession Inventory Ratio...................................................           S-36
Reserve Account................................................................           S-35
Reserve Account Agreement......................................................            S-1
Reserve Account Requirement....................................................      S-8, S-37
Reserve Account Trigger Event..................................................      S-9, S-37
Restricted Group...............................................................           S-52
Rule of 78's Receivables.......................................................           S-24
S&P............................................................................           S-51
Scheduled Payment..............................................................     S-33, S-37
Section 1286 Treasury Regulations..............................................           S-46
Section 401(c).................................................................           S-52
Securities Act.................................................................            S-2
                                                                                     S-1, S-3,
Seller.........................................................................           S-17
Seller's Retained Yield........................................................           S-34
Servicer.......................................................................       S-1, S-3
Servicer Expenses..............................................................           S-10
Servicer Receivables Files.....................................................           S-16
Servicer Termination Event.....................................................           S-39
Servicer Termination Trigger Event.............................................           S-39
Servicing Certificate..........................................................           S-56
Servicing Fee..................................................................           S-10
Servicing Fee Rate.............................................................           S-10
Servicing Portfolio............................................................           S-13
Simple Interest Receivable.....................................................           S-24
Sponsor........................................................................            S-2
State..........................................................................           S-56
Total Distribution Amount......................................................           S-36
Triad..........................................................................       S-1, S-3
Trust..........................................................................       S-1, S-3
Trust Property.................................................................            S-4
Trustee........................................................................       S-1, S-3
Underwriter....................................................................           S-53
Underwriting Agreement.........................................................           S-53
United States person...........................................................           S-50
Weighted Average Life..........................................................           S-29

                      SUBJECT TO COMPLETION, DATED XXXXXX

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHALL THERE BE ANY SALE OF THOSE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS


                         TRIAD AUTO RECEIVABLES TRUSTS
       AUTO RECEIVABLES BACKED NOTES AND CERTIFICATES ISSUABLE IN SERIES


                          TRIAD FINANCIAL CORPORATION
                              SPONSOR AND SERVICER



    This Prospectus describes certain Auto Receivables Backed Notes (the "Notes") and Auto Receivables Backed Certificates (the "Certificates" and, together with the Notes, the "Securities") that may be sold from time to time in one or more Series (each, a "Series"), in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (each, a "Prospectus Supplement"). Each Series of Securities may include one or more classes of Notes and one or more classes of Certificates, which will be issued by a trust to be formed by a special purpose subsidiary of the Sponsor for the purpose of issuing one or more Series of such Securities (each, a "Trust"). A Trust issuing Securities as described in this Prospectus and the related Prospectus Supplement shall be referred to herein as the "Issuer."



    Each class of Securities of any Series will evidence beneficial ownership in a segregated pool of assets (the "Trust Property") (such Securities, Certificates) or will represent indebtedness of the Issuer secured by the Trust Property (such Securities, Notes), as described herein and in the related Prospectus Supplement. The Trust Property may consist of any combination of prime and non-prime retail installment sales contracts between manufacturers, dealers or certain other originators and retail purchasers secured by new and used automobiles and light-duty trucks financed thereby, or participation interests therein, together with all monies received relating thereto (the "Contracts"). The Trust Property will also include a security interest in the underlying new and used automobiles and light-duty trucks (the "Financed Vehicles") and property relating thereto, together with the proceeds thereof (together with the Contracts, the "Receivables"). If and to the extent specified in the related Prospectus Supplement, credit enhancement with respect to the Trust Property or any class of Securities may include any one or more of the following: a financial guaranty insurance policy (a "Policy") issued by an insurer specified in the related Prospectus Supplement, a reserve account, letters of credit, credit or liquidity facilities, third party payments or other support, cash deposits or other arrangements. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination, cross-support among the Receivables or overcollateralization. See "Description of the Trust Documents--Credit and Cash Flow Enhancements." Except to the extent that a Prospectus Supplement for a Series provides for a pre-funding period, the Receivables included in the Trust Property for a Series will have been originated or acquired by Triad Financial Corporation ("Triad") on or prior to the date of issuance of the related Securities, as described herein and in the related Prospectus Supplement. The Receivables included in a Trust will be serviced by a servicer (the "Servicer") as described in the related Prospectus Supplement.


    Each Series of Securities may include one or more classes (each, a "Class"). A Series may include one or more Classes of Securities entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions. The rights of one or more Classes of Securities of any Series may be senior or subordinate to the rights of one or more of the other Classes of Securities. A Series may include two or more Classes of Securities which differ as to the timing, order or priority of payment, interest rate or amount of distributions of principal or interest or both. Information regarding each Class of Securities of a Series, together with certain characteristics of the related Receivables, will be set forth in the related Prospectus Supplement. The rate of payment in respect of principal of the Securities of any Class will depend on the priority of payment of such a Class and the rate and timing of payments (including prepayments, defaults, liquidations or repurchases of Receivables) on the related Receivables. A rate of payment lower or higher than that anticipated may affect the weighted average life of each Class of Securities in the manner described herein and in the related Prospectus Supplement. See "Description of the Securities."


    PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" PAGE 11 HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT.



    THE NOTES OF A GIVEN SERIES REPRESENT OBLIGATIONS OF THE ISSUER ONLY AND DO NOT REPRESENT OBLIGATIONS OF TRIAD, ANY SELLER, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. THE CERTIFICATES OF A GIVEN SERIES REPRESENT BENEFICIAL INTERESTS IN THE RELATED TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF TRIAD, ANY SELLER, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE SECURITIES NOR THE UNDERLYING RECEIVABLES WILL BE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY TRIAD, ANY SELLER, ANY SERVICER, ANY TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS SET FORTH IN THE RELATED PROSPECTUS SUPPLEMENT. SEE ALSO "RISK FACTORS" PAGE 11.

                         ------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


    Offers of the Securities may be made through one or more different methods, including offerings through underwriters as more fully described under "Plan of Distribution" herein and in the related Prospectus Supplement. Prior to issuance, there will have been no market for the Securities of any Series, and there can be no assurance that a secondary market for the Securities will develop, or if it does develop, it will continue.


    RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF SECURITIES UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.


               THE DATE OF THIS PROSPECTUS IS             , 1999.

                             PROSPECTUS SUPPLEMENT

    The Prospectus Supplement relating to a Series of Securities to be offered hereunder, among other things, will set forth with respect to such Series of
Securities: (i) a description of the Class or Classes of each Securities, (ii) the rate of interest, the "Pass-Through Rate" or "Interest Rate" or other applicable rate (or the manner of determining such rate) and authorized denominations of such Class of such Securities; (iii) certain information concerning the Receivables and insurance polices, cash accounts, letters of credit, financial guaranty insurance policies, third party guarantees or other forms of credit enhancement, if any, relating to one or more pools of Receivables or all or part of the related Securities; (iv) the specified interest, if any, of each Class of Securities in, and manner and priority of, the distributions from the Trust Property; (v) information as to the nature and extent of subordination with respect to such Series of Securities, if any; (vi) the payment date to Securityholders; (vii) information regarding the Servicer(s) for the related Receivables; (viii) the circumstances, if any, under which the Trust Property may be subject to early termination; (ix) information regarding tax considerations; and (x) additional information with respect to the method of distribution of such Securities.

                             AVAILABLE INFORMATION

    The Sponsor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (together with all amendments and exhibits thereto, referred to herein as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Securities offered pursuant to this Prospectus. For further information, reference is made to the Registration Statement which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional offices at 500 West Madison, 14th Floor, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a website (http://www.sec.gov) containing reports, proxy and information statements and other information regarding registrants, including the Seller, that file electronically with the Commission.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby, nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


    All documents filed by the Sponsor with respect to the Registration Statement, either on its own behalf or on behalf of a Trust, relating to any Series of Securities referred to in the accompanying Prospectus Supplement, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Prospectus and prior to the termination of any offering of the Securities issued by the Issuer, shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

    Any person receiving a copy of this Prospectus may obtain, without charge, upon written or oral request, a copy of any of the documents incorporated by reference herein, except for the exhibits to such documents (other than the documents expressly incorporated therein by reference). Requests should be directed to Triad Financial Corporation, 7711 Center Avenue, Suite 100, Huntington Beach, California 92647 (telephone number (714) 373-8300).

                           REPORTS TO SECURITYHOLDERS


    So long as the Securities of a Series are in book-entry form, monthly and annual reports concerning the Securities and the Trust will be sent by the Trustee to Cede & Co., as the nominee of DTC and as registered holder of the Securities pursuant to the related Trust Documents. DTC will supply such reports to Securityholders in accordance with its procedures. To the extent required by the Exchange Act, each Trust will provide financial information to the Securityholders which has been examined and reported upon, with an opinion expressed by, an independent public accountant; to the extent not so required, such financial information will be unaudited. Each Trust will be formed to own the Receivables, hold and administer the Pre-Funding Account, if any, to issue the Securities and to acquire the Subsequent Receivables, if available. No Trust will have any assets or obligations prior to issuance of the Securities and will engage in no activities other than those described herein. Accordingly, no financial statements with respect to the Trust are included in the related Prospectus Supplement.

                                SUMMARY OF TERMS

    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND BY REFERENCE TO THE INFORMATION WITH RESPECT TO THE SECURITIES OF ANY SERIES CONTAINED IN THE RELATED PROSPECTUS SUPPLEMENT TO BE PREPARED AND DELIVERED IN CONNECTION WITH THE OFFERING OF SUCH SECURITIES. CERTAIN CAPITALIZED TERMS USED IN THE SUMMARY ARE DEFINED ELSEWHERE IN THE PROSPECTUS ON THE PAGES INDICATED IN THE "INDEX OF DEFINED TERMS."


Issuer........................  With respect to each Series of Securities, a trust (each, a "Trust") will be formed by the
                                Seller; pursuant to either a Pooling and
                                Servicing Agreement among the Seller, Triad,
                                in its individual capacity, and the Servicer
                                (as defined below), and the trustee for such
                                trust specified in the related Prospectus
                                Supplement, or a Trust Agreement between the
                                Seller, the trustee for such trust specified
                                in the related Prospectus Supplement and
                                certain other parties as specified in the
                                related Prospectus Supplement (each such
                                agreement, a "Trust Agreement"). A Trust
                                issuing Securities pursuant to this
                                Prospectus and the related Prospectus
                                Supplement shall be referred to herein as the
                                "Issuer" with respect to the related
                                securities.

Sponsor.......................  Triad Financial Corporation ("Triad" or the
                                "Sponsor"). See "Triad's Automobile Financing
                                Program" and "Triad and the Seller."

Seller........................  Triad Financial Special Purpose Corporation,
                                or another special purpose subsidiary of
                                Triad (each, a "Seller"). See "Triad and the
                                Seller."

Servicer......................  Triad or such other entity named as Servicer in the related Prospectus Supplement (in such
                                capacity, the "Servicer"). See "Triad's
                                Automobile Financing Program." Each
                                Prospectus Supplement will specify whether
                                the Servicer will service the Receivables in
                                the related Trust Property directly or
                                indirectly through one or more subservicers
                                (each, a "Subservicer").

Trustee.......................  The Trustee for each Series of Securities will be specified in the related Prospectus
                                Supplement. In addition, a Trust may
                                separately enter into an Indenture and may
                                issue Notes pursuant to such Indenture; in
                                any such case, the Trust and the Indenture
                                will be administered by separate, independent
                                trustees as required by the rules and
                                regulations under the Trust Indenture Act of
                                1939 and the Investment Company Act of 1940.

The Securities................  Each Class of Securities of any Series will either evidence beneficial interests in a
                                segregated pool of assets (the "Trust
                                Property") (such Securities, "Certificates")
                                or will represent indebtedness of the Trust
                                secured by the Trust Property (such
                                Securities, "Notes"), as described herein and
                                in the related Prospectus Supplement.

                                With respect to Securities that represent debt issued by the Trust, the Trust will enter into an indenture (each, an "Indenture") by and between the Trust and the trustee named in such Indenture (the
                                "Indenture Trustee" or "Trustee"). Each
                                Indenture will describe the related pool of Receivables comprising the Trust

                                Property and securing the debt issued by the related Issuer. The Receivables comprising the Trust Property will be serviced by the Servicer pursuant to a servicing agreement
                                (each, a "Servicing Agreement") by and
                                between the Servicer, the related Issuer and the other parties named thereto. The contractual arrangements relating to the establishment of a Trust, if any, the servicing of the related Receivables and the issuance of the related Securities may be contained in a single agreement, or in several agreements which combine certain aspects of the Trust Agreement, the Servicing
                                Agreement and the Indenture described above
                                (for example, a servicing and collateral management agreement). For purposes of this Prospectus, the term "Trust Documents" as used with respect to a Trust means, collectively, and except as otherwise specified, any and all agreements relating to the establishment of the related Trust, the transfer of Receivables to the Trust, the servicing of the related Receivables and the issuance of the related Securities including, without limitation, the Indenture. The term
                                "Trustee" means any and all persons acting as a trustee pursuant to the Trust Documents.

                                SECURITIES WILL BE NON-RECOURSE.  The
                                Securities will not be obligations, either recourse or non-recourse, of Triad, any Seller, the related Servicer or any person other than the related Issuer. The Notes of a given Series represent obligations of the Issuer, and the Certificates of a given
                                Series represent beneficial interests in the related Issuer only and do not represent interests in or obligations of Triad, any Seller, the related Servicer or any of their respective affiliates other than the related
                                Issuer. In the case of Securities that
                                represent beneficial ownership interests in the related Issuer, such Securities will represent the beneficial ownership interests in such Issuer and the sole source of payment will be the assets of such Issuer. In the case of Securities that represent debt issued by the related Issuer, such Securities will be secured by assets in the related Trust
                                Property. Notwithstanding the foregoing, and as to be described in the related Prospectus
                                Supplement, certain types of credit
                                enhancement, such as a letter of credit, financial guaranty insurance policy or reserve fund may constitute a full recourse obligation of the issuer of such credit enhancement.

                                GENERAL PAYMENT TERMS OF SECURITIES.  As
                                provided in the related Trust Documents and
                                as described in the related Prospectus
                                Supplement, the holders of the Securities
                                ("Securityholders") will be entitled to
                                receive payments on their Securities on
                                specified dates (each, a "Payment Date").
                                Payment Dates with respect to Securities will
                                occur monthly, quarterly or semiannually, as
                                described in the related Prospectus
                                Supplement. The related Prospectus Supplement
                                will describe a date (the "Record Date")
                                preceding such Payment Date, as of which the
                                Trustee or its paying agent will fix the
                                identity of the Securityholders for the
                                purpose of receiving payments on the next
                                succeeding Payment Date. As described in the
                                related
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                                       2

                                Prospectus Supplement, the Payment Date will be a specified day of each month, (or, in the case of quarterly-pay Securities, a specified day of every third month; and in the case of semiannual-pay Securities, a specified day of every sixth month) and the Record Date will be the close of business as of a specified day preceding such Payment Date. Each
                                Indenture and Trust Agreement will describe a period (each, a "Collection Period") preceding each Payment Date (for example, in the case of monthly-pay Securities, the calendar month preceding the month in which a Payment Date occurs). As more fully described in the related Prospectus Supplement, collections received on or with respect to the related Receivables constituting Trust
                                Property during a Collection Period will be required to be remitted by the Servicer to the related Trustee prior to the related
                                Payment Date and will be used to fund
                                payments to Securityholders on such Payment
                                Date. As more fully specified in the related
                                Prospectus Supplement, neither the Securities nor the underlying Receivables will be guaranteed or insured by any governmental agency or instrumentality or Triad, any Seller, the related Servicer, any Trustee, or any of their respective affiliates.

                                Each Series of Securities will be issued pursuant to the related Indenture, in the case of the Notes, and pursuant to the related Trust Agreement, in the case of the Certificates. The related Prospectus
                                Supplement will specify which Class or
                                Classes of Securities of the related Series are being offered thereby.

                                Each Class of Securities will have a stated security balance (the "Security Balance") and will accrue interest on such Security Balance at a specified rate (with respect to each Class of Securities the "Interest Rate") as set forth in the related Prospectus
                                Supplement. Each Class of Securities may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate, or any combination of the foregoing. The related Prospectus Supplement will specify the Interest Rate, or the method for determining the applicable Interest Rate, for each Class of Securities.

                                A Series of Securities may include two or more Classes of Securities that differ as to timing and priority of distributions, seniority, allocations of losses, Interest
                                Rate or amount of distributions in respect of principal or interest. Additionally, distributions in respect of principal or interest in respect of any such Class or Classes may or may not be made upon the occurrence of specified events or on the basis of collections from designated portions of the related Receivables Pool. If specified in the related Prospectus Supplement, one or more Classes of Securities ("Strip
                                Securities") may be entitled to (i) principal distributions with disproportionate, nominal or no interest distributions or (ii) interest distributions with disproportionate, nominal or no principal distributions. If specified in the related Prospectus Supplement, a Series may include one or more Classes of Securities ("Accrual Securities"), as to which certain accrued interest will not be distributed but rather will be added to the principal balance
                                (or nominal balance, in the case of Accrual
                                Securities which are also Strip Securities) thereof on each Payment Date or in the manner described in the related Prospectus
                                Supplement. If so provided in the related
                                Prospectus Supplement, a Series may include one or more other Classes of Securities
                                (collectively, the "Senior Securities") that are senior to one or more other Classes of Securities (collectively, the "Subordinate
                                Securities") in respect of certain
                                distributions of principal and interest and allocations of losses on Receivables. In addition, certain Classes of Senior (or
                                Subordinate) Securities may be senior to other Classes of Senior (or Subordinate)
                                Securities in respect of such distributions or losses. See "Description of the Securities--General Payment Terms of the
                                Securities".

                                Securities will be available for purchase in the minimum denomination specified in the related Prospectus Supplement and will be available in book-entry form unless the related Prospectus Supplement provides only for Definitive Securities. Securityholders will only be able to receive Definitive
                                Securities in the limited circumstances
                                described herein or in the related Prospectus
                                Supplement. See "Description of the
                                Securities-- Definitive Securities".

                                If the Servicer or any Subservicer exercises its option to purchase the Receivables of a Trust in the manner and on the respective terms and conditions described under
                                "Description of the Trust
                                Documents--Termination", the Securities will be prepaid as set forth in the related
                                Prospectus Supplement. In addition, if the related Prospectus Supplement provides that the property of a Trust will include a Pre-Funding Account that will be used to purchase additional Receivables after the applicable Closing Date, one or more Classes of Securities may be subject to a partial prepayment of principal at or immediately following the end of the period specified in such Prospectus Supplement for the purchase of such additional Receivables, in the manner and to the extent specified in the related
                                Prospectus Supplement.

The Residual Interest.........  With respect to each Trust, the Residual
                                Interest at any time represents the rights to
                                the related Trust Property in excess of the
                                Securityholders' interest of all Series then
                                outstanding that were issued by such Trust.
                                The Residual Interest in any Trust Property
                                will fluctuate as the Aggregate Principal
                                Balance (as hereinafter defined) of such
                                Trust changes from time to time. A portion of
                                the Residual Interest in any Trust may be
                                sold separately in one or more public or
                                private transactions.

Cross-Collateralization.......  As described in the related Trust Documents and the related Prospectus Supplement, the
                                source of payment for Securities of each
                                Series will be the assets of the related
                                Trust Property only.

                                However, as may be described in the related
                                Prospectus Supplement, a Series or class of Securities may include the right to receive moneys from a common pool of
                                credit enhancement which may be available for more than one Series of Securities, such as a master reserve account, master insurance policy or a master collateral pool consisting of similar Receivables. Notwithstanding the foregoing, and as described in the related
                                Prospectus Supplement, no payment received on any Receivable held by any Trust may be applied to the payment of Securities issued by any other Trust (except to the limited extent that certain collections in excess of the amounts needed to pay the related
                                Securities may be deposited in a common
                                master reserve account or an
                                overcollateralization account that provides credit enhancement for more than one Series of Securities issued pursuant to the related
                                Trust Documents).

Trust Property................  As specified in the related Prospectus
                                Supplement, the Trust Property will include:
                                (i) a pool of certain prime and/or non-prime
                                motor vehicle retail installment contracts
                                (the "Receivables") secured by new and used
                                automobiles and light-duty trucks (the
                                "Financed Vehicles"), (ii) certain monies
                                payable thereunder after the Cutoff Date (as
                                specified in the related Prospectus
                                Supplement), (iii) security interests in the
                                Financed Vehicles, (iv) any proceeds from
                                claims under certain related insurance
                                policies, (v) certain rights under the
                                Receivables Purchase Agreement, (vi) certain
                                bank accounts, including the proceeds
                                thereof, and (vii) all proceeds thereof and
                                certain other rights under the Trust
                                Documents. The Trust may not have a perfected
                                security interest in the Financed Vehicles in
                                some states. See "Risk Factors--The Trusts'
                                Security Interests in Financed Vehicles May
                                be Unenforceable in Some States."

                                If and to the extent specified in the related
                                Prospectus Supplement, credit enhancement
                                with respect to Trust Property or any class
                                of Securities may include any one or more of
                                the following: a Policy issued by an insurer
                                specified in the related Prospectus
                                Supplement, a reserve account, letters of
                                credit, credit or liquidity facilities,
                                repurchase obligations, third party payments
                                or other support, cash deposits or other
                                arrangements. In addition to or in lieu of
                                the foregoing, credit enhancement may be
                                provided by means of subordination,
                                cross-support among the Receivables or
                                overcollateralization. See "Description of
                                the Trust Documents--Credit and Cash Flow
                                Enhancements." The Receivables are
                                obligations for the purchase of the Financed
                                Vehicles or evidence borrowings used to
                                acquire the Financed Vehicles. As specified
                                in the related Prospectus Supplement, the
                                Receivables may consist of any combination of
                                "Rule of 78s Receivables," "Actuarial
                                Receivables" or "Simple Interest
                                Receivables". Under a Rule of 78's
                                Receivable, the rate at which the amount of
                                finance charges is earned and,
                                correspondingly, the amount of each scheduled
                                monthly payment allocated to reduction of the
                                outstanding principal balance of the related
                                Receivables are calculated in accordance with
                                the "Rule of 78's". Under the Rule of 78's,
                                the
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                                       5

                                portion of a payment allocable to interest earned during that month is determined by multiplying the total amount of interest payable over the term of the Receivable by a fraction, the denominator of which is equal to the sum of a series of numbers beginning with one and ending with the number of scheduled monthly payments due under the related Receivable, and the numerator of which is the number of payments remaining under such Receivable before giving effect to the payment to which the fraction is being applied. The difference between the amount of the scheduled monthly payment made by the Obligor and the amount of earned interest calculated for the month is applied to principal reduction. Under the Rule of 78s the portion of each payment allocable to interest is higher during the early months of the term of a Receivable and lower during later months than that under a constant yield method for allocating payments between interest and principal.

                                An Actuarial Receivable provides for
                                amortization of the loan over a series of fixed level monthly installments. Each scheduled monthly payment is deemed to consist of an amount of interest equal to 1/12 of the stated APR of the Receivable multiplied by the outstanding principal balance of the Receivable and an amount of principal equal to the remainder of such scheduled monthly payment.

                                All payments received by the Servicer on or in respect of Rule of 78s Receivables and Actuarial Receivables ("Precomputed
                                Receivables"), including the final scheduled payment, will be allocated pursuant to the Servicing Agreement on an actuarial basis. No adjustment will be made in the event of early or late payments, although in the latter case the Obligor may be subject to a late charge.

                                "Simple Interest Receivables" provide for the
                                amortization of the amount financed under the
                                Receivable over a series of fixed level
                                monthly payments. However, unlike the monthly
                                payment under Rule 78s Receivables, each
                                monthly payment consists of an installment of
                                interest which is calculated on the basis of
                                the outstanding principal balance of the
                                Receivable multiplied by the stated APR and
                                further multiplied by the period elapsed (as
                                a fraction of a calendar year) since the
                                preceding payment of interest was made. As
                                payments are received under a Simple Interest
                                Receivable, the amount received is applied
                                first to interest accrued to the date
                                immediately preceding the date of payment and
                                the balance is applied to reduce the unpaid
                                principal balance. Accordingly if an Obligor
                                pays a fixed monthly installment before its
                                scheduled due date, the portion of the
                                payment allocable to interest for the period
                                since the preceding payment was made will be
                                less than it would have been had the payment
                                been made as scheduled, and the portion of
                                the payment applied to reduce the unpaid
                                principal balance will be correspondingly
                                greater. Conversely, if an Obligor pays a
                                fixed monthly installment after its scheduled
                                due date, the portion of
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                                       6

                                the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.

                                If an Obligor prepays a Precomputed
                                Receivable in full (voluntarily or by
                                acceleration), it is entitled to a rebate of the portion of the outstanding balance then due and payable attributable to unearned finance charges. If a Simple Interest
                                Receivable is prepaid, rather than receive a rebate, the Obligor is required to pay interest only to the date immediately preceding the date of prepayment. The amount of a rebate under a Precomputed Receivable generally will be less than the remaining scheduled payments of interest that would be due under a Simple Interest Receivable for which all payments were made on schedule.
                                Distributions to Securityholders may not be affected by rebates related to the Rule of 78s Receivables because pursuant to the related Prospectus Supplement such distributions will be determined using the actuarial method.

                                The related Prospectus Supplement will
                                further describe the type and characteristics of the Receivables included in the Trust
                                Property relating to the Securities offered pursuant to this Prospectus and the related
                                Prospectus Supplement.

                                On the date of issuance of a Series of
                                Securities specified in the related
                                Prospectus Supplement (the "Closing Date" for such Series), the applicable Seller will either convey Receivables to the related
                                Trust pursuant to a pooling and servicing agreement or a sale and servicing agreement.
                                The obligations of Triad, the Servicer, the related Trustee and the related Indenture
                                Trustee, if any, under the related Trust
                                Documents include those specified below and in the related Prospectus Supplement.

                                In addition, if so specified in the related
                                Prospectus Supplement, the Trust Property will include monies on deposit in a segregated account (the "Pre-Funding
                                Account") to be established with the Trustee, which will be used to acquire additional
                                Receivables (the "Subsequent Receivables") from time to time during the Pre-Funding
                                Period (as defined below). See "--Pre-funding
                                Account" below.

Pre-Funding Account...........  If and to the extend provided in the related
                                Prospectus Supplement, the Seller will be
                                obligated (subject only to the availability
                                thereof) to sell Subsequent Receivables
                                having an aggregate principal balance
                                approximately equal to the amount deposited
                                to the Pre-Funding Account on the Closing
                                Date (the "Pre-Funded Amount"), which in any
                                case will not exceed 30% of the Trust
                                Property, and the Trust will be obligated to
                                purchase
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                                       7

                                such Subsequent Receivables (subject to the satisfaction of certain conditions set forth in the related Trust Documents) from time to time during the period (the "Pre-Funding
                                Period"), not to exceed a specified number of months, set forth in such Prospectus
                                Supplement, which will not exceed three
                                months if the Trust is formed pursuant to a Pooling and Servicing Agreement or nine months if the Trust is formed pursuant to a Trust Agreement. Any Subsequent Receivables conveyed to a Trust will have been acquired by the Seller, directly or indirectly, from Triad and will meet all of the credit underwriting and other criteria set forth herein and in the related Prospectus
                                Supplement. See "The Receivables", and
                                "Description of the Trust Documents--Sale and Assignment of Receivables" herein and "The
                                Receivables Pool" in the related Prospectus
                                Supplement.

                                The Pre-Funding Account, if any, will be reduced during the related Pre-Funding Period by the amount thereof used to purchase
                                Subsequent Receivables. Amounts on deposit in any Pre-Funding Account during the related
                                Pre-Funding Period will either (i) be held uninvested or (ii) will be invested in cash-equivalent investments rated in one of the four highest rating categories by at least one Rating Agency and which will either mature prior to the end of the Pre-Funding
                                Period, or will be drawable on demand. Any resultant investment income, less any related investment expenses ("Investment Income"), will be added on the Payment Date immediately following the date on which such Investment
                                Income is paid to the Trust, to interest collections on the Receivables for the related Collection Period and distributed in the manner specified in the related
                                Prospectus Supplement. Any funds remaining in a Pre-Funding Account at the end of the related Pre-Funding Period will be distributed as a prepayment or early distribution of principal to holders of one or more classes of the Securities of the related Series of Securities, in the amounts and in accordance with the payment priorities specified in the related Prospectus
                                Supplement. Such distribution may affect the yield realized by Securityholders and
                                Securityholders may not be able to reinvest those funds in investments realizing comparable returns.

                                As used in this Prospectus, the term
                                Receivables will include the Receivables transferred to a Trust on the related Closing
                                Date (such Receivables, the "Initial
                                Receivables") as well as any Subsequent
                                Receivables transferred to such Trust during the related Pre-Funding Period, if any.

Registration of Securities....  Securities may be represented by global securities registered in the name of Cede &
                                Co. ("Cede"), as nominee of The Depository
                                Trust Company ("DTC"), or another nominee. In
                                such case, Securityholders will not be
                                entitled to receive definitive securities
                                representing such Securityholders' interests,
                                except in certain limited circumstances
                                described in the related
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                                       8

                                Prospectus Supplement. See "Description of the Securities-- Book Entry Registration" herein.

Credit and Cash Flow
  Enhancement.................  If and to the extent specified in the related
                                Prospectus Supplement, credit enhancement
                                with respect to Trust Property or any Class
                                of Securities may include any one or more of
                                the following: subordination of one or more
                                other classes of Securities of the same
                                Series, a reserve account, a Policy issued by
                                an insurer specified in the related
                                Prospectus Supplement (a "Credit Enhancer"),
                                letters of credit, credit or liquidity
                                facilities, third party payments or other
                                support, cash deposits or other arrangements.
                                Any form of credit enhancement will have
                                certain limitations and exclusions from
                                coverage thereunder, which will be described
                                in the related Prospectus Supplement. See
                                "Description of the Trust Documents--Credit
                                and Cash Flow Enhancements."

Repurchase Obligations and the
  Receivables Purchase
  Agreement...................  As more fully described in the related
                                Prospectus Supplement, Triad will be
                                obligated to repurchase from the Seller or
                                replace any Receivable which was transferred
                                pursuant to a Receivables Purchase Agreement
                                and the Seller will be obligated to
                                repurchase or replace from the Trust any
                                Receivable which was transferred pursuant to
                                a Pooling and Servicing Agreement or a Sale
                                and Servicing Agreement, if the interest of
                                the Securityholders therein is materially
                                adversely affected by a breach of any
                                representation or warranty made by Triad or
                                the Seller with respect to such Receivable,
                                which breach has not been cured. In addition,
                                if so specified in the related Prospectus
                                Supplement, Triad may from time to time
                                repurchase certain Receivables of the Trust
                                Property, subject to specified conditions set
                                forth in the related Trust Documents.

Servicer's Compensation.......  The Servicer shall be entitled to receive a fee for servicing the Trust Property equal to
                                a specified percentage of the value of such
                                Trust Property and reimbursement for certain
                                other expenses as set forth in the related
                                Prospectus Supplement.  See "Description of
                                the Trust Documents--Servicing Compensation"
                                herein and in the related Prospectus
                                Supplement.

Optional Termination..........  The Servicer, Triad, or, if specified in the related Prospectus Supplement, certain other
                                entities may, at their respective options,
                                effect early retirement of a Series of
                                Securities under the circumstances and in the
                                manner set forth herein under "Description of
                                the Trust Documents--Termination" and in the
                                related Prospectus Supplement.

Mandatory Termination.........  The Trustee, the Servicer or certain other entities specified in the related Prospectus
                                Supplement may be required to effect early
                                retirement of all or any portion of a Series
                                of Securities by soliciting competitive bids
                                for the purchase of the Trust Property or
                                otherwise, under other circumstances and in
                                the manner specified in "Description of the
                                Trust Documents--Termination" and in the
                                related Prospectus Supplement.

Tax Considerations............  Unless the Prospectus Supplement specifies that the related Trust will be treated as a
                                grantor trust, upon the issuance of the
                                related Series, Dechert Price & Rhoads,
                                Federal Tax Counsel to such Trust ("Federal
                                Tax Counsel"), will deliver an opinion to the
                                effect that, for federal income tax purposes:
                                (i) any Notes of such Series will be
                                characterized as debt, and (ii) such trust
                                will not be classified as an association (or
                                a publicly traded partnership) taxable as a
                                corporation. In respect of any such Series,
                                each owner of a Note, by the acceptance of a
                                beneficial interest in a Note of such Series,
                                will agree to treat such Trust as a
                                partnership in which such owner of a
                                Certificate is a partner for federal, state
                                and local tax purposes.

                                If the Prospectus Supplement specifies that the related Trust will be treated as a grantor trust, upon the issuance of the related Series of Certificates, Federal Tax
                                Counsel to such Trust will deliver an opinion to the effect that such Trust will be treated as a grantor trust for federal income tax purposes and will not be subject to federal income tax. Accordingly, the owners of Certificates would be treated as owners of the Receivables for federal income tax purposes.

                                Investors are urged to consult their tax advisors and to review "Federal Income Tax
                                Consequences" herein and in the related
                                Prospectus Supplement for additional
                                information concerning the application of federal tax laws.

ERISA Considerations..........  The Prospectus Supplement for each Series of
                                Securities will summarize, subject to the
                                limitations discussed therein, considerations
                                under the Employee Retirement Income Security
                                Act of 1974, as amended ("ERISA"), relevant
                                to the purchase of such Securities by
                                employee benefit plans and individual
                                retirement accounts. See "ERISA
                                Considerations" in the related Prospectus
                                Supplement.

Ratings.......................  Each Class of Securities offered pursuant to this Prospectus and the related Prospectus
                                and the related Prospectus Supplement will be
                                rated on the related Closing Date in one of
                                the four highest rating categories by one or
                                more "nationally recognized statistical
                                rating organizations", as defined in the
                                Securities Exchange Act of 1934, as amended
                                (the "Exchange Act"), and commonly referred
                                to as "Rating Agencies". Such ratings will
                                address, in the opinion of such Rating
                                Agencies, the likelihood that the Issuer will
                                be able to make timely payment of all amounts
                                due on the related Securities in accordance
                                with the terms thereof. Such ratings will
                                neither address any prepayment or yield
                                considerations applicable to any Securities
                                nor constitute a recommendation to buy, sell
                                or hold any Securities. There is no assurance
                                that the rating initially assigned to such
                                Securities will not be subsequently lowered
                                or withdrawn by the Rating Agencies.

                                The rating expected to be received with
                                respect to any Securities will be set forth in the related Prospectus Supplement.

                                  RISK FACTORS

    Prospective Securityholders should consider, among other things, the following factors in connection with the purchase of the Securities:


LIMITED OPERATING HISTORY OF TRIAD MAY NOT BE INDICATIVE OF FUTURE PERFORMANCE


    Generally, all of the Receivables will be acquired or originated by Triad in its normal course of business in accordance with credit underwriting criteria established by Triad. See "Triad's Automobile Financing Program." Triad commenced operations in 1989 as a prime automobile lender, but changed its focus to the non-prime market in 1993. Triad began servicing all new contract purchases in June 1996. Triad therefore has limited historical performance data with respect to the motor vehicle retail installment sale contracts it purchases and services. Although Triad has calculated and presented herein its net loss and delinquency experience with respect to its portfolio of serviced contracts (the "Servicing Portfolio"), there can be no assurance that the information presented will reflect actual experience with respect to the Receivables.


RISK OF PAYMENT DEFAULTS BY NON-PRIME OBLIGORS HIGHER THAN PRIME OBLIGORS


    The Obligors on the Receivables to be conveyed to a Trust will include "non-prime" borrowers who have limited or adverse credit histories, low income or past credit problems and, therefore, are unable to obtain financing from traditional sources of consumer credit. The average interest rate charged by Triad to such "non-prime" borrowers is generally higher than that charged to more creditworthy customers. The payment experience on receivables of Obligors with this credit profile is likely to be different from that on receivables of traditional auto financing sources in that default rates are likely to be higher. In addition, the payment experience on such receivables is likely to be more sensitive to changes in the economic climate in the areas in which such Obligors reside. As a result of the credit profile of the Obligors and the APRs of such receivables, the historical credit loss and delinquency rates on such receivables are generally higher than those experienced by banks and the captive finance companies of the automobile manufacturers.


A CHANGE IN SERVICER MAY CAUSE PAYMENT REDUCTIONS OR DELAYS


    Triad believes that its credit loss and delinquency experience reflect in part its trained staff and collection procedures. If Triad were to cease acting as Servicer, delays in processing payments and collections on the Receivables and information in respect thereof could occur and result in delays in payments to the Securityholders.


PREPAYMENTS ON RECEIVABLES MAY ADVERSELY AFFECT INTEREST RATE YIELD AND MATURITY
  OF SECURITIES


    All of the Receivables are prepayable at any time. The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of Triad, unless the Receivable is repaid by the Obligor at the time of such sale or transfer. (For this purpose the term "prepayments" includes prepayments in full, certain partial prepayments related to refunds of extended service contract costs and unearned insurance premiums, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and certain other Receivables repurchased for administrative reasons.) The rate of prepayment on the Receivables may also be influenced by the structure of the loan, the nature of the Obligors and the Financed Vehicles and servicing decisions as discussed above. In addition, under certain circumstances, Triad and the Seller are obligated to repurchase or replace Receivables as a result of breaches of representations and warranties, and under certain circumstances the Servicer is obligated to purchase or replace Receivables pursuant to the Servicing Agreement as a result of breaches of certain covenants. Subject to certain conditions, the Servicer also has the right to purchase the Receivables when the aggregate principal balance thereof is less than a specified percentage (set forth in the related Prospectus Supplement) of the Aggregate Principal Balance thereof on the Cutoff Date. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Securityholders.

    The rate of prepayments of Receivables cannot be predicted and is influenced by a wide variety of economic, social, and other factors, including prevailing interest rates, the availability of alternate financing and local and regional economic conditions. Therefore, no assurance can be given as to the level of prepayments that a Trust will experience.

    Securityholders should consider, in the case of Securities purchased at a discount, the risk that a slower than anticipated rate of prepayment on the Receivables could result in an actual yield that is less than the anticipated yield and, in the case of any Securities purchased at a premium, the risk that a faster than anticipated rate of prepayment on the Receivables could result in an actual yield that is less than the anticipated yield.


INCLUSION OF SUBSEQUENT RECEIVABLES IN A TRUST MAY RESULT IN ADDITIONAL RISK OF
  PAYMENT REDUCTIONS OR DELAYS OR REDUCTIONS IN INTEREST RATE YIELD; PREPAYMENT AND REINVESTMENT RISK IF SUBSEQUENT RECEIVABLES ARE NOT PURCHASED BY THE TRUST



    If so provided in the related Prospectus Supplement, on the Closing Date the Seller will deposit the Pre-Funded Amount specified in such Prospectus Supplement into the Pre-Funding Account. The Pre-Funded Amount will be used to purchase Subsequent Receivables from the Seller (which, in turn, will acquire such Subsequent Receivables from Triad) from time to time during the related Pre-Funding Period. During the related Pre-Funding Period and until such amounts are applied by the Trustee to purchase Subsequent Receivables, amounts on deposit in the Pre-Funding Account will be either (i) held uninvested or (ii) invested in cash-equivalent investments rated in one of the four highest rating categories by at least one Rating Agency and which will either mature prior to the end of the Pre-Funding Period, or will be drawable on demand. Any resultant investment income, less any related investment expenses ("Investment Income"), will be added, on the Payment Date immediately following the date on which such Investment Income is paid to the Trust, to interest collections on the Receivables for the related Collection Period and distributed in the manner specified in the related Prospectus Supplement.


    To the extent that the entire Pre-Funded Amount has not been applied to the purchase of Subsequent Receivables by the end of the related Pre-Funding Period, any amounts remaining in the Pre-Funding Account will be distributed as a prepayment of principal to Securityholders on the Payment Date at or immediately following the end of the Pre-Funding Period, in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement. Any such prepayment of principal could have the effect of shortening the weighted average life of the Securities of the related Series. In addition, holders of the related Securities will bear the risk that they may be unable to reinvest any such principal prepayment at yields at least equal to the yield on such Securities.


POSSIBLE DEVIATIONS IN CHARACTERISTICS OF THE RECEIVABLE POOL WHEN SUBSEQUENT
  RECEIVABLES ARE PURCHASED BY THE TRUST


    If so provided in the related Prospectus Supplement, the Seller will be obligated pursuant to the Trust Documents to sell Subsequent Receivables to the Trust, and the Trust will be obligated to purchase such Subsequent Receivables, subject only to the satisfaction of certain conditions set forth in the Trust Documents and described in the related Prospectus Supplement. If the principal amount of the eligible Subsequent Receivables acquired by the Seller from Triad during a Pre-Funding Period is less than the Pre-Funded Amount, the Seller may have insufficient Subsequent Receivables to transfer to a Trust and holders of one or more Classes of the related Series of Securities may receive a prepayment or early distribution of principal at the end of the Pre-Funding Period.

    Any conveyance of Subsequent Receivables to a Trust is subject to the satisfaction, on or before the related transfer date (each, a "Subsequent Transfer Date"), of the following conditions precedent, among others: (i) each such Subsequent Receivable must satisfy the eligibility criteria specified in the related Receivables Purchase Agreement; (ii) the Seller shall not have selected such Subsequent Receivables in a manner that is adverse to the interests of holders of the related Securities; (iii) as of the respective Cutoff Dates for such Subsequent Receivables, all of the Receivables in the Trust, including the Subsequent Receivables to be conveyed to the Trust as of such date, must satisfy the parameters described under "The Receivables" herein and "The Receivables" in the related Prospectus Supplement; and (iv) the Seller must execute and deliver to such Trust a written assignment conveying such Subsequent Receivables to such Trust. In addition, as and to the extent specified in the related Prospectus Supplement, the conveyance of Subsequent Receivables to a Trust is subject to the satisfaction of the condition precedent, among others, that the Seller deliver certain legal opinions to the related Trustee with respect to the validity of the conveyance of the Subsequent Receivables to the Trust. If any such conditions precedent are not met with respect to any Subsequent Receivables, Triad or the Seller, as specified in the related Prospectus Supplement, will be required to repurchase such Subsequent Receivables from the related Trust, at a purchase price equal to the related Purchase Amounts therefor.


    Except as described herein and in the related Prospectus Supplement, there will be no other required characteristics of Subsequent Receivables. Therefore, the characteristics of the Subsequent Receivables conveyed to a Trust from time to time during the related Pre-Funding Period may deviate significantly from the characteristics of the entire Receivables Pool as of the related Closing Date. See "The Receivables" herein.



THE TRUST'S SECURITY INTERESTS IN FINANCED VEHICLES MAY BE UNENFORCEABLE IN SOME
  STATES AS CERTIFICATES OF TITLE WILL NOT BE AMENDED


    In connection with each sale of Receivables to the Trust, security interests in the Financed Vehicles securing the Receivables will be assigned by Triad to the Seller and by the Seller to the Trust. In most states, the notation of an assigned party's security interest on the vehicle's certificate of title will be sufficient to protect the rights of the assigned party against the rights of subsequent purchasers of a Financed Vehicle or subsequent lenders who take a security interest in a Financed Vehicle. Due to the administrative burden and expense of retitling each of the Financed Vehicles in the appropriate state, the certificates of title to the Financed Vehicles will not be amended or reissued to reflect the assignment to the Trust. In the absence of such an amendment or reissuance, the Trust may not have a perfected security interest in the Financed Vehicles securing the Receivables in some states. By virtue of the assignment of the applicable Receivables Purchase Agreement to the related Trust, Triad will be obligated to repurchase or replace any Receivable sold to the Trust as to which there did not exist on the Closing Date a perfected security interest in favor of Triad in the Financed Vehicle or for which an application for certificate of title noting the lien of Triad has not been filed on or before the Closing Date, and the Servicer will be obligated to purchase any Receivable sold to the Trust as to which it failed to use best efforts to take such steps as are necessary to maintain a perfected security interest in favor of Triad in the Financed Vehicle securing such Receivable if, in either case, such breach materially and adversely affects such Receivable and if such failure or breach is not cured by the last day of the first full month following the discovery by or notice to Triad or the Servicer, as the case may be, of such breach. To the extent the security interest of Triad is perfected, the Trust will have a prior claim over subsequent purchasers of such Financed Vehicle and holders of subsequently perfected security interests.


THE NON-PRIORITY OF THE TRUST'S SECURITY INTEREST IN CHATTEL PAPER OR A FINANCED
  VEHICLE MAY CAUSE PAYMENT REDUCTIONS OR DELAYS



    In connection with the issuance of any Series of Securities, Triad will originate or acquire Receivables as further described herein. See "The Trust Property". The Seller will warrant in a Sale and Servicing

Agreement or Pooling and Servicing Agreement, as applicable, that the transfer of the Contracts to such Trust is either a valid assignment, transfer and conveyance of the Receivables to the Trust or that the Trustee on behalf of the Securityholders has a valid security interest in such Receivables. As will be described in the related Prospectus Supplement, the related Trust Documents will provide that the Trustee or Servicer will be required to maintain possession of such original copies of all Receivables that constitute chattel paper; provided that if the Trustee has custody, the Servicer may take possession of such original copies as necessary for the enforcement of any Receivable. If the Servicer, the Trustee or other third party, while in possession of any Receivable, sells or pledges and delivers such Receivable to another party in violation of the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, there is a risk that such other party could acquire an interest in such Receivable having a priority over the Trust's interest. Furthermore, if the Servicer or a third party, while in possession of any Receivable, is rendered insolvent, such an event of insolvency may result in competing claims to ownership or security interests in such Receivable. Such an attempt, even if unsuccessful, could result in delays in payments on the Securities. If successful, such attempt could result in losses to the Securityholders or an acceleration of the repayment of the Securities. The Servicer will be obligated to repurchase any Receivable if there is a breach of the Servicer's representations and warranties that materially and adversely affects the interests of the Trust in any Receivable and such breach has not been cured.



    Additionally, against liens for repairs of a Financed Vehicle or for taxes unpaid by an Obligor under a Receivable, or through fraud, forgery, negligence or error, Triad, and therefore the Trust, could lose the priority of its security interest or its security interest in a Financed Vehicle. Neither Triad nor the Servicer will have any obligation to purchase a Receivable as to which a lien for repairs of a Financed Vehicle or for taxes unpaid by an Obligor under a Receivable result in losing the priority of the security interest in such Financed Vehicle after the Closing Date of the related Trust. See "Legal Aspects of the Receivables-- Security Interests in the Financed Vehicles".



LIMITATION ON ENFORCEABILITY OF THE RECEIVABLES BECAUSE OF CONSUMER PROTECTION
  LAWS MAY CAUSE PAYMENT REDUCTION OR DELAYS



    Federal and state consumer protection laws impose requirements on creditors in connection with extensions of credit and collections of retail installment contracts, and certain of these laws make an assignee of such a contract liable to the Obligor thereon for any violation by the lender. To the extent specified herein and in the related Prospectus Supplement, Triad will be obligated to repurchase or replace any Receivable that fails to comply with such legal requirements from the Seller and the Seller shall be obligated to repurchase or replace such Receivable from the Trust which was materially and adversely affected by the failure as of the Closing Date to comply with such requirements. See "Legal Aspects of the Receivables--Consumer Protection Laws".



INSOLVENCY OF TRIAD OR THE SELLER MAY CAUSE PAYMENT REDUCTIONS OR DELAYS


    Each Seller has taken or will take steps in structuring the transactions contemplated hereby that are intended to ensure that the voluntary or involuntary application for relief by Triad under the United States Bankruptcy Code or similar state laws ("Insolvency Laws") will not result in consolidation of the assets and liabilities of the Seller with those of Triad. These steps include the creation of the Seller as a separate, limited-purpose subsidiary pursuant to articles of incorporation containing certain limitations (including restrictions on the nature of the Seller's business, a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its directors and a requirement that at least one director qualifies under the articles of incorporation as an "independent director"). However, there can be no assurance that the activities of the Seller would not result in a court concluding that the assets and liabilities of such Seller should be consolidated with those of Triad in a proceeding under any Insolvency Law. If a court were to reach such a conclusion, then delays in distributions on the related Securities could occur or reductions in the amounts of such distributions could result. See "Triad and the Seller".


    Triad will warrant to the Seller in each Receivables Purchase Agreement that the sale of the Receivables by it to the Seller is a valid sale of such Receivables to such Seller. In addition, Triad and each Seller will treat the transactions described herein as a sale of the Receivables to the Seller, and each Seller has taken and will take all actions that are required to perfect the Seller's ownership interest in the Receivables. Notwithstanding the foregoing, if Triad were to become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of such debtor itself were to take the position that the sale of Receivables to the Seller should be recharacterized as a pledge of such Receivables to secure a borrowing of such debtor, then delays in payments of collections of Receivables to the Seller could occur or, should the court rule in favor of any such trustee, debtor or creditor, reductions in the amount of such payments could result. If the transfer of Receivables to the Seller is recharacterized as a pledge, then a tax or government lien on the property of Triad arising before the transfer of a Receivable to the Seller may have priority over the Seller's interest in such Receivable. If the transactions contemplated herein are treated as a sale, the Receivables would not be part of the bankruptcy estate of Triad, and would not be available to creditors of Triad.

    The U.S. Court of Appeals for the Tenth Circuit issued its opinion in OCTAGON GAS SYSTEMS, INC. V. RIMMER (IN RE MERIDIAN RESERVE, INC.) (decided May 27, 1993) in which it concluded (noting that its position is in contrast to that taken by another court) that accounts receivable sold by the debtor prior to the filing for bankruptcy remain property of the debtor's bankruptcy estate. Although the Receivables are likely to be viewed as "chattel paper", as defined under the Uniform Commercial Code, rather than as accounts, the rationale behind the Octagon holding is equally applicable to chattel paper. The circumstances under which the OCTAGON ruling would apply are not fully known, and the extent to which the OCTAGON decision will be followed in other courts or outside of the Tenth Circuit is not certain. If the holding in the OCTAGON case were applied in a bankruptcy of Triad, however, even if the transfers of Receivables to the Seller and to the Trust were treated as sales, the Receivables would be part of the bankruptcy estate and would be subject to claims of certain creditors and delays and reductions in payments to the Securityholders could result. Triad will warrant in the related Receivables Purchase Agreement that the sale of the Receivables to the Seller is a valid sale of the Receivables to the Seller, and the Seller will warrant in the Sale and Servicing Agreement or Pooling and Servicing Agreement that the sale of the Receivables to the Trust is a valid sale of the Receivables to the Trust.


ADVERSE JUDGMENTS IN LITIGATION MAY CAUSE PAYMENT REDUCTIONS OR DELAYS


    Due to the consumer-oriented nature of Triad's industry and the application of certain laws and regulations, industry participants are regularly named as defendants in litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Many of these actions involve alleged violations of consumer protection laws. A significant judgment against Triad or others within the industry in connection with any such litigation could have a material adverse effect on Triad's financial condition, results of operations and/or its ability to perform its obligations under the Receivables Purchase Agreement, the Servicing Agreement and the Trust Agreement.


INADEQUATE INSURANCE ON FINANCED VEHICLES MAY CAUSE PAYMENT REDUCTIONS OR DELAYS


    Each Receivable generally requires the Obligor to maintain insurance covering physical damage to the Financed Vehicle in an amount not less than the unpaid principal balance of such Receivable pursuant to which Triad is named as a loss payee. Since the Obligors select their own insurers to provide the requisite coverage, the specific terms and conditions of their policies vary.

    In addition, although each Receivable generally gives Triad the right to force place insurance coverage in the event the required physical damage insurance on a Financed Vehicle is not maintained by an

Obligor, neither Triad nor the Servicer is obligated to place such coverage. In the event insurance coverage is not maintained by Obligors and coverage is not force placed, then insurance recoveries may be limited in the event of losses or casualties to Financed Vehicles included in the Trust Property, as a result of which Securityholders could suffer a loss on their investment.


HISTORICAL DELINQUENCIES AND NET LOSSES MAY NOT BE INDICATIVE OF FUTURE
  PERFORMANCE


    There can be no assurance that the historical levels of delinquencies and net losses experienced by Triad on its respective loan and vehicle portfolio will be indicative of the performance of the Contracts included in the Trust or that such levels will continue in the future. Delinquencies and losses could increase significantly for various reasons, including changes in the federal income tax laws, changes in the local, regional or national economies or due to other events.


A CLASS OF SECURITIES MAY BE SUBORDINATE TO ANOTHER CLASS; PAYMENTS WILL BE MADE
  ONLY FROM THE LIMITED ASSETS OF THE TRUST



    To the extent specified in the related Prospectus Supplement, distributions of interest and principal on one Class of Securities of a Series may be subordinated in priority of payment to interest and principal due on other Classes of Securities of a related Series. Moreover, each Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the related Receivables and, to the extent provided in the related Prospectus Supplement, the related reserve account and any other Credit Enhancement (as defined herein). The Securities represent beneficial interests in or obligations of the related Trust only and will not represent a recourse obligation to other assets of Triad or the Seller. No Securities of any Series will be insured or guaranteed by Triad, any Seller, the Servicer, or the applicable Trustee. Consequently, holders of the Securities of any Series must rely for repayment primarily upon payments on the Receivables and, if and to the extent available, the reserve account, if any, and any other credit enhancement, all as specified in the related Prospectus Supplement.



LIMITATIONS ON THE AMOUNT OF RECOVERIES MAY CAUSE PAYMENT REDUCTIONS OR DELAYS


    Triad will warrant that no claims or defenses have been asserted or threatened with respect to the Receivables as of the applicable Closing Date and that all requirements of applicable law with respect to the Receivables have been satisfied as of the applicable Closing Date.

    In the event that Triad or the Trustee must rely on repossession and disposition of Financed Vehicles to recover scheduled payments due on Defaulted Receivables (as defined in the related Sale and Servicing Agreement or Pooling and Servicing Agreement), the Issuer may not realize the full amount due on a Receivable (or may not realize the full amount on a timely basis). Other factors that may affect the ability of the Issuer to realize the full amount due on a Receivable include whether amendments to certificates of title relating to the Financed Vehicles had been filed, depreciation, obsolescence, damage or loss of any Financed Vehicle, and the application of Federal and state bankruptcy and insolvency laws. As a result, the Securityholders may be subject to delays in receiving payments and suffer loss of their investment in the Securities.


SECURITY OWNERS WILL ONLY BE ABLE TO EXERCISE THEIR RIGHTS INDIRECTLY


    Issuance of the Securities in book-entry form may reduce the liquidity of such Securities in the secondary trading market since investors may be unwilling to purchase Securities for which they cannot obtain definitive physical securities representing such Securityholders' interests, except in certain circumstances described in the related Prospectus Supplement.

    Since transactions in Securities will, in most cases, be able to be effected only through DTC, direct or indirect participants in DTC's book-entry system ("Direct Participants" or "Indirect Participants") or certain banks, the ability of a Securityholder to pledge a Security to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect to such Securities, may be limited due to lack of a physical security representing the Securities.

    Securityholders may experience some delay in their receipt of distributions of interest on and principal of the Securities since distributions may be required to be forwarded by the Trustee to DTC and, in such case, DTC will be required to credit such distributions to the accounts of its Participants which thereafter will be required to credit them to the accounts of the applicable class of Securityholders either directly or indirectly through Indirect Participants. See "Description of the Securities--Book Entry Registration."


THE LIMITED LIQUIDITY OF THE SECURITIES MAY MAKE IT DIFFICULT TO RESELL THEM


    There can be no assurance that a secondary market for the Securities of any Series or Class will develop or, if it does develop, that it will provide Securityholders with liquidity of investment or that it will continue for the life of such Securities. The Prospectus Supplement for any Series of Securities may indicate that an underwriter specified therein intends to establish and maintain a secondary market in such Securities; however, no underwriter will be obligated to do so. The Securities will not be listed on any securities exchange.


RATINGS OF THE SECURITIES DO NOT ADDRESS SUITABILITY OF INVESTMENT


    The rating of Securities credit enhanced by a Policy, reserve fund, credit or liquidity facilities, cash deposits or other forms of credit enhancement (collectively, "Credit Enhancement") will depend primarily on the creditworthiness of the Credit Enhancer. Any reduction in the rating assigned to the claims-paying ability of the related Credit Enhancer to honor its obligations pursuant to any such Credit Enhancement below the rating initially given to the Securities would likely result in a reduction in the rating of the Securities.


LIMITATIONS ON INTEREST PAYMENTS AND FORECLOSURES MAY CAUSE PAYMENT REDUCTIONS
  AND DELAYS


    Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), or similar state legislation, an Obligor who enters military service after the origination of the related Receivable (including an Obligor who is a member of the National Guard or is in reserve status at the time of the origination of the Receivable and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Obligor's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest on certain of the Receivables. In addition, the Relief Act imposes limitations that would impair the ability of the Servicer to foreclose on an affected Receivable during the Obligor's period of active duty status. Thus, in the event that such a Receivable goes into default, there may be delays and losses occasioned by the inability of the Servicer to realize upon the Financed Vehicle in a timely fashion.

                               THE TRUST PROPERTY


    The Trust Property will include, as specified in the related Prospectus Supplement, (i) a pool of Receivables, (ii) certain monies (including accrued interest) payable thereunder on or after the applicable Cutoff Date (as specified in the related Prospectus Supplement), (iii) such amounts as from time to time may be held in one or more separate Trust Accounts established and maintained by the Trustee pursuant to the Trust Documents, and the proceeds of such accounts, (iv) security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables and any accessions thereto; (v) the interest of the Seller in any proceeds from claims on any credit life, credit disability, and physical damage insurance policies or other insurance policies covering the Financed Vehicles or Obligors; (vi) certain rights under the Pooling and Servicing Agreement or Sale and Servicing Agreement and the Receivables Purchase Agreement; (vii) amounts payable to the Seller under all Dealer and Correspondent (as defined herein) recourse obligations and (viii) any and all payments on and proceeds of the foregoing. The Trust Property will also include, if so specified in the related Prospectus Supplement, monies on deposit in a Pre-Funding Account, which will be used by the Trustee to acquire or receive a security interest in Subsequent Receivables from time to time during the Pre-Funding Period specified in the related Prospectus Supplement. See "Description of the Securities--Forward Commitments; Pre-Funding." In addition, to the extent specified in the related Prospectus Supplement, some combination of Credit Enhancements may be issued to or held by the Trustee on behalf of the related Trust for the benefit of the holders of one or more Classes of Securities.


    If the protection provided to Securityholders, if any, by any such Credit Enhancement is insufficient, such Securityholders will have to look to payments by or on behalf of Obligors on the related Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure defaulted Receivables for distributions of principal and interest on the Securities. In such event, certain factors, such as the applicable Trust's not having perfected security interests in all of the Financed Vehicles, may limit the ability of a Trust to realize on the collateral securing the related Receivables, or may limit the amount realized to less than the amount due under the related Receivables. Securityholders may thus be subject to delays in payment on, or may incur losses on their investment in, such Securities as a result of defaults or delinquencies by Obligors and depreciation in the value of the related Financed Vehicles. See "Description of the Trust Documents--Credit and Cash Flow Enhancements" and "Legal Aspects of the Receivables".



    The Receivables comprising the Trust Assets will, as specifically described in the related Prospectus Supplement, be either (i) originated by Triad, (ii) originated by various manufacturers (or their captive finance companies) and acquired by Triad, (iii) originated by various Dealers and acquired by Triad or
(iv) acquired by Triad from other originators ("Correspondents") or owners of Receivables. Such Receivables will have been originated or acquired by Triad in accordance with Triad's specified underwriting criteria. Receivables acquired by Triad from other originators will be re-underwritten by Triad using its specified underwriting criteria. See "Triad's Automobile Financing Program" for a more detailed description of Triad's underwriting criteria.


    The Receivables included in the Trust Property will be selected from those Receivables held by Triad based on the criteria specified in the applicable Receivables Purchase Agreement and described herein or in the related Prospectus Supplement.

                    ACQUISITION OF RECEIVABLES BY THE SELLER


    On or prior to each Closing Date, Triad will sell and assign to the Seller, without recourse, except for certain limited repurchase obligations described herein under "Description of the Trust Documents--Sale and Assignment of Receivables", its entire interest in the applicable Receivables, together with its security interests in the Financed Vehicles, pursuant to a Receivables Purchase Agreement between Triad and the Seller (a "Receivables Purchase Agreement").


    Pursuant to each Receivables Purchase Agreement, Triad will make certain representations and warranties to the Seller with respect to the Receivables. As of the last day of the first full month following the discovery by or notice to the Seller and Triad of a breach of any representation or warranty that materially and adversely affects the interests of the Securityholders or the Trust in such Receivable, unless the breach is cured, Triad will be obligated to repurchase or replace such Receivables from the Seller and the Seller will be obligated to repurchase or replace such Receivable from the Trust. The repurchase obligation will constitute the sole remedy available to the Securityholders, the Credit Enhancer (if any) or the Trustee for any such uncured breach.

                                  THE ISSUERS

    With respect to each Series of Securities, the Seller will establish a separate Trust that will issue such Securities, pursuant to the related Trust Documents. For purposes of this Prospectus and the related

Prospectus Supplement, the related Trust shall be referred to as the "Issuer" with respect to such Securities.

    Upon the issuance of the Securities of a given Series, the proceeds from such issuance will be used by the Seller to purchase the Receivables from Triad and by Triad to originate or acquire Receivables. The Servicer will service the related Receivables pursuant to the applicable Servicing Agreement, and will be compensated for acting as the Servicer. To facilitate servicing and to minimize administrative burden and expense, the Servicer may be appointed custodian for the related Receivables by each Trustee and Triad, as may be set forth in the related Prospectus Supplement.

    If the protection provided to the Securityholders of a given class by the subordination of another Class of Securities of such Series and by the availability of the funds in the reserve account, if any, or any other Credit Enhancement for such Series is insufficient, the Issuer must rely solely on the payments from the Obligors on the related Contracts, and the proceeds from the sale of Financed Vehicles which secure the Defaulted Contracts. In such event, certain factors may affect such Issuer's ability to realize on the collateral securing such Contracts, and thus may reduce the proceeds to be distributed to the Securityholders of such Series.

                                THE RECEIVABLES

RECEIVABLES POOLS


    Information with respect to the Receivables in the related Trust Property will be set forth in the related Prospectus Supplement, including, to the extent appropriate, the composition of such Receivables and the distribution of such Receivables by geographic concentration, payment frequency, term and current principal balance as of the applicable Cutoff Date. Additionally, information will be set forth in the related Prospectus Supplement regarding an originator, if any, which accounts for a material portion of the Receivables in the related Trust Property.


THE RECEIVABLES


    As specified in the related Prospectus Supplement, the Contracts may consist of any combination of Rule of 78s Receivables, Actuarial Receivables or Simple Interest Receivables. Under a Rule of 78's Receivable, the rate at which the amount of finance charges is earned and, correspondingly, the amount of each scheduled monthly payment allocated to reduction of the outstanding principal balance of the related Receivables are calculated in accordance with the "Rule of 78's". Under the Rule of 78's, the portion of a payment allocable to interest earned during that month is determined by multiplying the total amount of interest payable over the term of the Receivable by a fraction, the denominator of which is equal to the sum of a series of numbers beginning with one and ending with the number of scheduled monthly payments due under the related Receivable, and the numerator of which is the number of payments remaining under such Receivable before giving effect to the payment to which the fraction is being applied. The difference between the amount of the scheduled monthly payment made by the Obligor and the amount of earned interest calculated for the month is applied to principal reduction. Under the Rule of 78s, the portion of each payment allocable to interest is higher during the early months of the term of a Receivable and lower during later months than that under a constant yield method for allocating payments between interest and principal. Notwithstanding the foregoing, as specified in the related Prospectus Supplement, all payments received by the Servicer on or in respect of the Rule of 78s Receivables will be allocated on an actuarial basis.



    An Actuarial Receivable provides for amortization of the loan over a series of fixed level monthly installments. Each scheduled monthly payment is deemed to consist of an amount of interest equal to 1/12 of the stated APR of the Receivable multiplied by the outstanding principal balance of the Receivable and an amount of principal equal to the remainder of such scheduled monthly payment.



    All payments received by the Servicer on or in respect of Precomputed Receivables, including the final scheduled payment, will be allocated pursuant to the Servicing Agreement on an actuarial basis. No adjustment will be made in the event of early or late payments, although in the latter case the Obligor may be subject to a late charge.

    "Simple Interest Receivables" provide for the amortization of the amount financed under the receivable over a series of fixed level monthly payments. However, unlike the monthly payment under Rule of 78s Receivables, each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued to the date immediately preceding the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an Obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.

    If an Obligor prepays a Precomputed Receivable in full (voluntarily or by acceleration), it is entitled to a rebate of the portion of the outstanding balance then due and payable attributable to unearned finance charges. If a Simple Interest Receivable is prepaid, rather than receive a rebate, the Obligor is required to pay interest only to the date immediately preceding the date of prepayment. The amount of a rebate under a Precomputed Receivable generally will be less than the remaining scheduled payments of interest that would be due under a Simple Interest Receivable for which all payments were made on schedule. Distributions to Securityholders may not be affected by Rule of 78s rebates under the Rule of 78s Receivable because pursuant to the related Prospectus Supplement such distributions may be determined using the actuarial or simple interest method.

DELINQUENCIES AND NET LOSSES


    Information relating to Triad's delinquency and net loss experience with respect to Receivables it has originated or acquired will be set forth in each Prospectus Supplement. This information may include, among other things, the experience with respect to all Triad's Receivables portfolio during certain specified periods. There can be no assurance that the delinquency and net loss experience on any Trust Property will be comparable to the Receivables prior experience.


MATURITY AND PREPAYMENT CONSIDERATIONS

    As more fully described in the related Prospectus Supplement, if a Receivable permits prepayment, such payment, together with accelerated payments resulting from defaults, will shorten the weighted average life of the related pool of Receivables and the weighted average life of the related Securities. The rate of Prepayments on the Receivables may be influenced by a variety of economic, financial and other factors. In addition, under certain circumstances, Triad and the Seller will be obligated to repurchase Receivables from the related Trust Property pursuant to the applicable Pooling and Servicing Agreement or Sale and Servicing Agreement or Receivables Purchase Agreement as a result of breaches of representations and warranties. Any reinvestment risks resulting from a faster or slower amortization of the related Securities which results from Prepayments will be borne entirely by the related Securityholders.

    The related Prospectus Supplement will set forth certain additional information with respect to the maturity and prepayment considerations applicable to a particular pool of Receivables and the related Series of Securities, together with a description of any applicable prepayment penalties.

                      TRIAD'S AUTOMOBILE FINANCING PROGRAM

GENERAL

    Triad was incorporated in the State of California in 1989. Triad engages primarily in the business of purchasing, selling and servicing retail automobile installment sales contracts ("Contracts") originated by Dealers. Triad specializes in Contracts with borrowers ("Non-prime Borrowers") who generally would not be expected to qualify for traditional financing such as that provided by commercial banks or automobile manufacturers' captive finance companies. Non-prime Borrowers generally have limited credit history, lower than average income or past credit problems. Triad offers five distinct automobile financing programs to its Dealers. The offerings vary based upon the Obligor's overall credit quality and the pricing established by Triad. These variations affect the coupon charged on the contract. For all such programs, the maximum loan to wholesale value ratio, including approved additional items such as taxes, license fees and warranties, is equal to 150%.

UNDERWRITING

    Loan underwriting is centralized at Triad's headquarters. Dealers typically remit applications to the operations center via facsimile. Credit analysts underwrite each application using Triad's written underwriting guidelines. After completion of the credit analysis, the underwriter makes a final decision regarding the application; such decision may include an approval, a conditional approval or a turndown. A conditional approval is an agreement by Triad to fund the application under certain specific conditions as determined by Triad. Once a Dealer chooses Triad as its funding source, it assembles the financing package in accordance with Triad's requirements. The primary elements of the standard package include the contract, credit application, proof of residence, proof of income, an agreement to provide insurance, and titling paperwork. Packages are generally delivered via overnight mail. To minimize dealer misrepresentations, Triad conducts five independent verifications for each package: (1) application information, generally verified directly with the Obligor; (2) mortgage or rental information, generally verified directly with the Obligor's mortgage holder or landlord, as appropriate; (3) insurance, verified directly with the insurance agent; (4) employment and income levels, verified directly with the Obligor's employer; and (5) reference information. Triad also reviews each contract for completeness and accuracy. Triad attempts to maintain a two-day turn-around time from when it receives a complete funding package until it purchases the contract from the Dealer. Funding packages with deficiencies are not funded and are returned to the submitting Dealer. Triad's quality control department performs an additional review of the financing package which Triad's management believes enhances its origination procedures.

SERVICING AND COLLECTIONS

    Triad's servicing responsibilities consist of collecting, accounting for and posting of all payments received with respect to its Servicing Portfolio, responding to borrower inquiries, taking steps to maintain the security interest granted in Financed Vehicles or other collateral, investigating delinquencies, communicating with the Obligors, repossessing and liquidating collateral when necessary, and generally monitoring each loan and the related collateral. Triad began servicing all new contract purchases in June 1996.


    Triad currently performs all servicing and collection functions from its centralized operations center in Huntington Beach, California. Triad sends payment invoices to Obligors each month for amounts due under the Contracts, including any amounts past due and late charges thereon, if any. Each Obligor has been instructed to make payments with respect to the Contracts to a Lockbox maintained by the Lockbox Bank. See "Description of the Trust Documents--Payments on Receivables." Subject to applicable law, Triad's current collection policies establish the following procedures. Triad initiates collection activities once a payment is five days contractually past due. The initial contacts are made through phone calls, with continued attempts to contact the Obligor for payment at least every two days thereafter. In cases where an Obligor has broken a promise to make a payment by a certain date, such Obligor is called within a day. If

Triad's collection department is unsuccessful in contacting an Obligor by phone, alternative methods of contact, such as the use of outside agent field calls or location gathering via references, employers, landlords, or other credit references are pursued, generally within 15 to 20 days of the account becoming delinquent.

    The decision to repossess a vehicle is influenced by many factors, such as previous account history, reasons for delinquency and cooperation of the Obligor. As part of the collection process, all practical means of contacting the Obligor are attempted. If, at any point, a collector feels that there is little or no chance that Triad will be able to establish contact with the Obligor or that the Obligor will not make the required payments, the collector will submit such contract for repossession. All contracts submitted are evaluated by collection supervisors to determine if more follow-up work is needed prior to repossession. If so determined, the supervisor provides suggestions to assist the collector in further efforts to locate the Obligor. If the supervisor feels all leads have been exhausted, the contract will be forwarded to the collection manager for review. If the collection manager agrees with the supervisor, it will be returned to the collector "approved" for repossession.


    Once the decision to repossess a vehicle is made, the account is referred to an outside agency which handles the actual repossession. Most state laws require that the Obligor be sent a Notice of Intent to Sell, which informs the borrower of the lender's intent to sell the vehicle. The various states provide for a period of time, generally 15 to 20 days, during which the Obligor may have the right, depending on the applicable statute, either to reinstate the contract by making all past due payments and paying the repossession and storage expenses, or to redeem the vehicle by paying the contract in full, plus expenses associated with repossession and storage of the vehicle. If the Obligor does not exercise his right to reinstate the contract or redeem the vehicle, as provided by the applicable statute, Triad immediately begins the process to sell the vehicle at public or private sale. The vehicle is usually sold within 31 to 45 days after being repossessed. After a repossessed vehicle is sold, Triad's collection staff applies for rebates on any extended warranty or life, accident and health insurance policies that may have been financed as part of the vehicle purchase.


    Triad's collection policies generally do not allow for loan extensions; provided, however, in those circumstances where extensions are granted, Triad typically does not (a) grant more than three extensions with respect to a Receivable, (b) grant more than one extension per calendar year with respect to a Receivable or (c) grant an extension for more than one calendar month with respect to a Receivable.

INFORMATION TECHNOLOGY AND SYSTEMS

    Triad's information technology needs are met with a system consisting of client servers, a personal computer local area network and a mainframe computer provided by a vendor. Triad's loan accounting and collections systems, Shaw IL 2000 and CS 2000, are housed on a mainframe computer provided by Affiliated Computer Services, Inc. ("ACS"). ACS's mainframe is located in Dallas, Texas and communicates with Triad's operation center through a dedicated, leased telephone line. Triad's credit application processing system, APPRO, is maintained on a client server at Triad's operations center in Huntington Beach.

                                  POOL FACTORS

    The "Pool Factor" for each Class of Securities will be a seven-digit decimal, which the Servicer will compute prior to each distribution with respect to such Class of Securities, indicating the remaining outstanding principal balance of such Class of Securities as of the applicable Record Date, as a fraction of the initial outstanding principal balance of such Class of Securities. Each Pool Factor will be initially 1.0000000, and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable Class of Securities. A Securityholder's portion of the aggregate outstanding principal balance of the related Class of Securities is the product of (i) the original aggregate purchase price of such Securityholder's Securities and (ii) the applicable Pool Factor.

    As more specifically described in the related Prospectus Supplement with respect to each Series of Securities, the related Securityholders of record will receive reports on or about each Record Date concerning the payments received on the Receivables, the Aggregate Principal Balance (as such term is defined in the related Prospectus Supplement, the "Aggregate Principal Balance"), each Pool Factor and various other items of information. In addition, Securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law.

                                USE OF PROCEEDS


    Except as provided in the related Prospectus Supplement, the proceeds from the sale of the Securities of a given Series will be applied by the applicable Trust to the purchase of Receivables from the applicable Seller, to make the deposit of the Pre-Funded Amount, if any, to the Pre-Funding Account, to make the required deposit, if any, into a reserve account, and to pay certain expenses. Net amounts remaining after such payments, if any, may be distributed by the Seller to its sole shareholder, Triad.


                              TRIAD AND THE SELLER


    Each Seller will be a wholly-owned subsidiary of Triad. Each Seller has been or will be organized for the limited purpose of purchasing automobile installment sale contracts from Triad and transferring such receivables to third parties and any activities incidental to and necessary or convenient for the accomplishment of such purposes. The principal executive offices of each Seller is or will be located at 7711 Center Avenue, Huntington Beach, California 92647. The telephone number of such office is (714) 373-8300.



    Each Seller has taken or will take steps in structuring the transaction contemplated hereby that are intended to make it unlikely that the voluntary or involuntary petition for relief by Triad under any Insolvency Law will result in consolidation of the assets and liabilities of the Seller or the Trust with those of Triad. These steps include the creation of the Seller as a separate, limited-purpose subsidiary pursuant to articles of incorporation containing certain limitations (including restrictions on the nature of the Seller's business and a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its directors and a requirement that at least one director qualifies under the articles of incorporation as an "independent director"). However, there can be no assurance that the activities of the Seller would not result in a court concluding that the assets and liabilities of the Seller should be consolidated with those of Triad in a proceeding under any Insolvency Law.



    It is expected that each Seller will receive the advice of Dechert Price & Rhoads to the effect that, subject to certain facts, assumptions and qualifications, in a properly presented case under current law, in the event that Triad becomes a debtor in a case under the Bankruptcy Code, a United States Bankruptcy Court would not order the substantive consolidation of the assets and liabilities of the Seller with those of Triad. Among other things, it will be assumed by Dechert Price & Rhoads that the Seller will follow certain procedures in the conduct of its affairs, including maintaining records and books of account separate from those of Triad, refraining from commingling its assets with those of Triad and refraining from holding itself out as having agreed to pay, or being liable for, the debts of Triad. Each Seller will represent to such counsel that it will follow these and other procedures related to maintaining its separate corporate identity. However, in the event that the Seller does not follow these procedures, and in certain other circumstances, there can be no assurance that a court would not conclude that the assets and liabilities of the Seller should be consolidated with those of Triad. If a court were to reach such a conclusion, or a filing were made to litigate any of the foregoing issues, delays in distributions on the Securities (and possible reductions in the amount of such distributions) could occur. See "Risk Factors--Insolvency of Triad or the Seller May Cause Payment Reductions or Delays".


    Triad was founded in 1989 by James M. Landy and Helen R. Kraus, who now serve Triad as Chief Executive Officer and Executive Vice President, respectively. ContiFinancial Corporation ("CFN"), acquired 53.5% of the common stock of Triad in November 1996, acquired an additional 2.5% in January 1997 and acquired the remaining common stock in March 1998. The chief executive office of Triad is located at 7711 Center Avenue, Suite 100, Huntington Beach, California 92647. The telephone number of such office is (714) 373-8300. Funding sources available to Triad include warehouse and working capital lending facilities provided by ContiTrade Services L.L.C., an affiliate of CFN.

                                  THE TRUSTEE

    The Trustee or Trustees, as applicable, for each Series of Securities will be specified in the related Prospectus Supplement. The liability of each Trustee in connection with the issuance and sale of the related Securities is limited solely to the express obligations of such Trustee set forth in the related Pooling and Servicing Agreement, Trust Agreement or Indenture, as applicable.

    With respect to each Series of Securities, the procedures for the resignation or removal of the Trustee and the appointment of a successor Trustee shall be specified in the related Prospectus Supplement.

                         DESCRIPTION OF THE SECURITIES

GENERAL


    The Securities will be issued in Series. Each Series of Securities (or, in certain instances, two or more Series of Securities) will be issued pursuant to a Pooling and Servicing Agreement, Indenture or Trust Agreement, as applicable. The following summaries (together with additional summaries under "Description of the Trust Documents" below) describe all material terms and provisions relating to the Securities common to each Indenture and Trust Agreement or Pooling and Servicing Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Trust Documents for the related Securities and the related Prospectus Supplement.


    All of the Securities offered pursuant to this Prospectus and the related Prospectus Supplement will be rated in one of the four highest rating categories by one or more Rating Agencies.

    The Securities will generally be styled as debt instruments, having a principal balance and a specified Interest Rate. The Securities may either represent beneficial ownership interests in the related Receivables held by the related Trust or debt secured by certain assets of the related Trust.

    Each Series or Class of Securities offered pursuant to this Prospectus may have a different Interest Rate, which may be a fixed or adjustable interest rate. The related Prospectus Supplement will specify the Interest Rate for each Series or Class of Securities described therein, or the initial interest rate and the method for determining subsequent changes to the Interest Rate.

    A Series may include one or more Classes of Strip Securities entitled (i) to principal distributions, with disproportionate, nominal or no interest distributions, or (ii) to interest distributions, with disproportionate, nominal or no principal distributions. In addition, a Series of Securities may include two or more Classes of Securities that differ as to timing, sequential order, priority of payment, Interest Rate or amount of distribution of principal or interest or both, or as to which distributions of principal or interest or both on any Class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated portions of the related pool of Receivables. Any such Series may include one or more Classes of Accrual Securities, as to which certain accrued interest will not be distributed but rather will be added to the principal balance (or nominal balance, in the case of Accrual Securities which are also Strip Securities) thereof on each Payment Date, as hereinafter defined, or in the manner described in the related Prospectus Supplement.

    If so provided in the related Prospectus Supplement, a Series may include one or more other Classes of Senior Securities that are senior to one or more other Classes of Subordinate Securities in respect of certain distributions of principal and interest and allocations of losses on Receivables.

    In addition, certain Classes of Senior (or Subordinate) Securities may be senior to other Classes of Senior (or Subordinate) Securities in respect of such distributions or losses.

GENERAL PAYMENT TERMS OF SECURITIES

    As provided in the related Trust Documents and as described in the related Prospectus Supplement, Securityholders will be entitled to receive payments on their Securities on the specified Payment Dates. Payment Dates with respect to the Securities will occur monthly, quarterly or semiannually, as described in the related Prospectus Supplement.

    The related Prospectus Supplement will describe the Record Date preceding such Payment Date, as of which the Trustee or its paying agent will fix the identity of the Securityholders for the purpose of receiving payments on the next succeeding Payment Date. As more fully described in the related Prospectus Supplement, the Payment Date will be a specified day of each month (or, in the case of quarterly-pay Securities, a specified day of every third month; and in the case of semiannual-pay Securities, a specified day of every sixth month) and the Record Date will be the close of business as of a specified day proceeding such Payment Date.


    Each Trust Agreement and Indenture will describe a Collection Period preceding each Payment Date (for example, in the case of monthly-pay Securities, the calendar month preceding the month in which a Payment Date occurs). As more fully provided in the related Prospectus Supplement, collections received on or with respect to the related Receivables held by a Trust during a Collection Period will be required to be remitted by the Servicer to the related Trustee prior to the related Payment Date and will be used to fund payments to Securityholders on such Payment Date.


    In addition, and as may be described in the related Prospectus Supplement, the related Trust Documents may provide that all or a portion of such collected payments may be retained by the Trustee (and held in certain temporary investments, including Receivables) for a specified period prior to being used to fund payments of principal to Securityholders.

    Such retention and temporary investment by the Trustee of such collected payments may be required by the related Trust Documents for the purposes of (a) slowing the amortization rate of the related Securities relative to the installment payment schedule of the related Receivables, or (b) attempting to match the amortization rate of the related Securities to an amortization schedule established at the time such Securities are issued. Any such feature applicable to any Securities may terminate upon the occurrence of events to be described in the related Prospectus Supplement, resulting in distributions to the specified Securityholders and an acceleration of the amortization of such Securities.

    Neither the Securities nor the underlying Receivables will be guaranteed or insured by any governmental agency or instrumentality or Triad, any Seller, the Servicer, any Trustee or any of their respective affiliates unless specifically set forth in the related Prospectus Supplement.

    As may be described in the related Prospectus Supplement, Securities of each Series covered by a particular Trust Agreement will either evidence specified beneficial ownership interests in the Trust Property or represent debt secured by the related Trust Property. To the extent that any Trust Property includes certificates of interest or participations in Receivables, the related Prospectus Supplement will describe the material terms and conditions of such certificates or participations.

BOOK-ENTRY REGISTRATION

    As may be described in the related Prospectus Supplement, Securityholders of a given Series may hold their Securities through DTC (in the United States) or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations that are participants in such systems.

    Cede, as nominee for DTC, will hold the global Securities in respect of a given Series. CEDEL and Euroclear will hold omnibus positions on behalf of the CEDEL Participants (as defined below) and the Euroclear Participants (as defined below) (collectively, the "Participants"), respectively, through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries (collectively, the "Depositaries") which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC.

    DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of notes or certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to Indirect Participants such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

    Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

    Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

    Because of time-zone differences, credits of securities in CEDEL or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant CEDEL Participant or Euroclear Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

    The Securityholders of a given Series that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Securities of such Series may do so only through Participants and Indirect Participants. In addition, Securityholders of a given Series will receive all distributions of principal and interest through the Participants who in turn will receive them from DTC. Under a book-entry format, Securityholders of a given Series may experience some delay in their receipt of payments, since such payments will be forwarded by the applicable Trustee to Cede, as nominee for DTC. DTC will forward such payments to its Participants, which thereafter will forward them to Indirect Participants or such Securityholders. It is anticipated that the only "Securityholder" in respect of any Series will be Cede, as nominee of DTC. Securityholders of a given Series will not be recognized as Securityholders of such Series, and such Securityholders will be permitted to exercise the rights of Securityholders of such Series only indirectly through DTC and its Participants.

    Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Securities of a given Series among Participants on whose behalf it acts with respect to such Securities and to receive and transmit distributions of principal of, and interest on, such Securities. Participants and Indirect Participants with which the Securityholders of a given Series have accounts with respect to such Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Securityholders of such Series. Accordingly, although such Securityholders will not possess Securities, the Rules provide a mechanism by which Participants will receive payments and will be able to transfer their interests.

    Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Securityholder of a given Series to pledge Securities of such Series to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Securities, may be limited due to the lack of a physical certificate for such Securities.

    DTC will advise the Trustee in respect of each Series that it will take any action permitted to be taken by a Securityholder of the related Series only at the direction of one or more Participants to whose accounts with DTC the Securities of such Series are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

    CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

    Euroclear was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 28 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office, under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the "Euroclear Operator" (as defined below), and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the Underwriters. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

    The "Euroclear Operator" is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of

Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

    Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of relationship with persons holding through Euroclear Participants.

    Except as required by law, the Trustee in respect of a Series will not have any liability for any aspect of the records relating to or payments made or account of beneficial ownership interests of the related Securities held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

DEFINITIVE SECURITIES

    As may be described in the related Prospectus Supplement, the Securities will be issued in fully registered, certificated form ("Definitive Securities") to the Securityholders of a given Series or their nominees, rather than to DTC or its nominee, only if (i) the Trustee in respect of the related Series advises in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Securities and such Trustee is unable to locate a qualified successor, (ii) such Trustee, at its option, elects to terminate the book-entry-system through DTC or (iii) after the occurrence of an "Event of Default" under the related Indenture or a default by the Servicer under the related Trust Documents, Securityholders representing at least a majority of the outstanding principal amount of such Securities advise the applicable Trustee through DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in such Securityholders' best interest.

    Upon the occurrence of any event described in the immediately preceding paragraph, the applicable Trustee will be required to notify all such Securityholders through Participants of the availability of Definitive Securities. Upon surrender by DTC of the definitive certificates representing such Securities and receipt of instructions for re-registration, the applicable Trustee will reissue such Securities as Definitive Securities to such Securityholders.

    Distributions of principal of, and interest on, such Securities will thereafter be made by the applicable Trustee in accordance with the procedures set forth in the related Indenture or Trust Agreement, as applicable, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the applicable Record Date specified for such Securities in the related Prospectus Supplement. Such distributions will be made by check mailed to the address of such holder as it appears on the register maintained by the applicable Trustee. The final payment on any such Security, however, will be made only upon presentation and surrender of such Security at the office or agency specified in the notice of final distribution to the applicable Securityholders.

    Definitive Securities in respect of a given Series of Securities will be transferable and exchangeable at the offices of the applicable Trustee or of a certificate registrar named in a notice delivered to holders of such Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

REPORTS TO SECURITYHOLDERS

    With respect to each Series of Securities, on or prior to each Payment Date for such Series, the Servicer or the related Trustee will forward or cause to be forwarded to each securityholder and the Rating Agency a statement or statements with respect to the related Trust Property setting forth the information specifically described in the related Trust Document which generally will include the following information and may include such other information as specified in the related Prospectus Supplement:

        (i) the amount of the distribution with respect to each class of Securities;

        (ii) the amount of such distribution allocable to principal;

        (iii) the amount of such distribution allocable to interest;

        (iv) the Aggregate Principal Balance, if applicable, as of the close of business on the last day of the related Collection Period;

        (v) the aggregate outstanding principal balance and the Pool Factor for each Class of Securities after giving effect to all payments reported under
    (ii) above on such Record Date;

        (vi) the amount paid to the Servicer, if any, with respect to the related Collection Period;

        (vii) the amount of the aggregate purchase amounts (the "Purchase Amounts") for Receivables that have been reacquired, if any, for such Collection Period; and

        (viii)the amount of coverage under a Policy, reserve account or other form of Credit Enhancement covering default risk as of the close of business on the applicable Payment Date and a description of any Credit Enhancement substituted therefor.

    Each amount set forth pursuant to subclauses (i), (ii), (iii) and (v) with respect to the Securities of any Series will be expressed as a dollar amount per $1,000 of the initial principal balance of such Securities, as applicable. The actual information to be set forth in statements to Securityholders of a Series will be described in the related Prospectus Supplement.

    Within the prescribed period of time for tax reporting purposes after the end of each calendar year, the applicable Trustee will provide to the Securityholders a statement containing the amounts described in (ii) and (iii) above for that calendar year and any other information required by applicable tax laws, for the purpose of the Securityholders' preparation of federal income tax returns.

                        FORWARD COMMITMENTS; PRE-FUNDING

    A Trust may enter into an agreement (each, a "Forward Purchase Agreement") with the Seller whereby the Seller will agree to transfer additional Receivables to such Trust following the date on which such Trust is established and the related Securities are issued. The Trust may enter into Forward Purchase Agreements to permit the acquisition of additional Receivables that could not be delivered by the Seller or have not formally completed the origination process, in each case prior to the related Closing Date. Any Forward Purchase Agreement will require that any Receivables so transferred to the Trust conform to the requirements specified in such Forward Purchase Agreement.

    If a Forward Purchase Agreement is to be utilized, and unless otherwise specified in the related Prospectus Supplement, the related Trustee will be required to deposit in the Pre-Funding Account up to

100% of the net proceeds received by the Trustee in connection with the sale of one or more classes of Securities of the related Series and the additional Receivables will be transferred to the related Trust in exchange for money released to the Seller from the related Pre-Funding Account. Each Forward Purchase Agreement will set a Pre-Funding Period during which any such transfers must occur; for a Trust which elects federal income treatment as a grantor trust, the related Pre-Funding Period will be limited to three months from the date such Trust is established; for a Trust which is treated as a mere security device for federal income tax purposes, the related Pre-Funding Period will be limited to nine months from the date such Trust is established. The Forward Purchase Agreement or the related Pooling and Servicing Agreement or Sale and Servicing Agreement will require that, if all moneys originally deposited to such Pre-Funding Account are not so used by the end of the related Pre-Funding Period, then any remaining moneys will be applied as a mandatory prepayment of the related class or classes of Securities as specified in the related Prospectus Supplement.


    During the Pre-Funding Period the monies deposited to the Pre-Funding Account will either (i) be held uninvested or (ii) will be invested in cash-equivalent investments rated in one of the four highest rating categories by at least one Rating Agency and which will either mature prior to the end of the Pre-Funding Period, or will be drawable on demand. Any resultant investment income, less any related investment expenses ("Investment Income"), will be added, on the Payment Date immediately following the date on which such Investment Income is paid to the Trust, to interest collections on the Receivables for the related Collection Period and distributed in the manner specified in the related Prospectus Supplement. In no event will such investments constitute the type of investment which would require registration of the related Trust as an "investment company" under the Investment Company Act of 1940, as amended.


                       DESCRIPTION OF THE TRUST DOCUMENTS


    The following summary describes the material terms of each Trust Documents pursuant to which a Trust will be created and the related Securities in respect of such Trust will be issued. For purposes of this Prospectus, the term "Trust Documents" as used with respect to a Trust means, collectively, and except as otherwise specified, any and all agreements relating to the establishment of the related Trust, the transfer of Receivables to the Trust, the servicing of the related Receivables and the issuance of the related Securities, including without limitation the Indenture (i.e. pursuant to which any Notes shall be issued). Forms of the material Trust Documents have been filed as exhibits to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete. It is qualified in its entirety by reference to the provisions of the Trust Documents.


SALE AND ASSIGNMENT OF RECEIVABLES

    On or prior to the Closing Date specified with respect to any given Series, Triad will sell and assign to a Seller, without recourse, except as otherwise provided in the applicable Receivables Purchase Agreement, its entire interest in the Receivables to be included in such Trust, together with its security interests in the Financed Vehicles. At the time of issuance of the Securities, such Seller will transfer and assign to a Trust the Seller's entire interest in such Receivables, including its security interests in the Financed Vehicles, pursuant to a Sale and Servicing Agreement or Pooling and Servicing Agreement. Each Receivable transferred by the Seller will be identified in a schedule appearing as an exhibit to the related Trust Documents. The obligations of the Seller and the Servicer under the related Pooling and Servicing Agreement or Sale and Servicing Agreement include those specified below and in the related Prospectus Supplement.

    As more fully described in the related Prospectus Supplement, Triad will be obligated to acquire from the related Trust its interest in any Receivable transferred to a Trust or pledged to a Trustee on behalf of Securityholders if the interest of the Securityholders therein is materially adversely affected by a breach of any representation or warranty made by Triad with respect to such Receivable, which breach has not been cured within a specified period following the discovery by or notice to Triad of the breach. In addition, if so specified in the related Prospectus Supplement, Triad may from time to time reacquire certain Receivables or substitute other Receivables for such Receivable subject to specified conditions set forth in the related Receivables Purchase Agreement.


PAYMENTS ON RECEIVABLES

    With respect to each Series of Securities, unless the related Prospectus Supplement does not so provide, the Servicer will notify each Obligor that payments made by such Obligor after the Cutoff Date with respect to a Receivable must be mailed directly to a Lockbox established and maintained with a bank (the "Lockbox Bank"), as set forth in the Servicing Agreement relating to such Receivable. Upon receipt of payments in the Lockbox, the Lockbox Bank will deposit funds into an account maintained by the Lockbox Bank at a depository institution (the "Lockbox Account"). All payments made on or with respect to the Receivables previously deposited in the Lockbox Account will be transferred to the Collection Account (as defined below) within two Business Days of the receipt of available funds therein. All payments with respect to the Securities will be made by the Trustee from the Collection Account. Upon receipt, but in no event later than two Business Days after the receipt thereof, each of the Servicer, Triad and the Seller will remit all amounts received by it in respect of the Receivables in the form of checks with payment coupons directly to the Lockbox. Other payments received by each of the Servicer, Triad and the Seller will be deposited into a local servicing account for processing, and then transferred to the Collection Account. The Collection Account will be maintained with the Trustee as long as the Trustee's deposits have a rating acceptable to the Rating Agency. If the deposits of the Trustee no longer have such acceptable rating, the Trustee shall cause such accounts to be moved to a bank or trust company having such acceptable ratings.

    The Servicer or the Seller, as the case may be, will remit or cause to be remitted the aggregate Purchase Amounts of any Receivables required to be purchased by it from the Trust to the Collection Account. Under the Servicing Agreement, the amounts of any recoveries in respect of any Receivables repurchased by Dealers pursuant to any Dealer recourse constitute collections on the Receivables.

    For purposes of the Servicing Agreement, collections on a Receivable (other than a Receivable purchased by the Servicer or the Seller) which are not late fees or other administrative fees and expenses collected during a Collection Period are required to be applied first to the scheduled payment on such Receivable. To the extent that such collections on a Receivable during a Collection Period exceed the scheduled payment on such Receivable, the collections are required to be applied to prepay the Receivable in full. If the collections are insufficient to prepay the Receivable in full, any partial prepayment of principal during a Collection Period will be immediately applied to reduce the principal balance of the Receivable during such Collection Period.

ACCOUNTS

    With respect to each Series of Securities issued by a Trust unless otherwise specified in the related Prospectus Supplement, the Trustee will establish and maintain one or more accounts (the "Collection Account"), in the name of such Trustee on behalf of the related Securityholders, into which all payments made on or with respect to the related Receivables and deposited in the Lockbox Account will be transferred.

    If the related Prospectus Supplement so provides, the Pre-Funding Account will be maintained with the Trustee and is intended solely to hold funds to be applied by the Trustee during the Pre-Funding Period (i) to pay to the Seller the purchase price for Subsequent Receivables and (ii) to make any eligible investments with funds not yet invested in Subsequent Receivables. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the Receivables and any eligible investments purchased with funds not yet invested in Subsequent Receivables. On the Closing Date, the

Pre-Funding Account will be funded with the initial Pre-Funded Amount from the sale proceeds of the Securities.

    Any other accounts to be established with respect to a Trust, including any reserve account, will be described in the related Prospectus Supplement.

    For any Series of Securities, funds in the Collection Account, any reserve account and other accounts identified as such in the related Prospectus Supplement (collectively, the "Trust Accounts") shall be maintained as "eligible accounts" and invested in "eligible investments" as specified in the related Trust Documents.

THE SERVICER

    The Servicer under each Servicing Agreement will be named in the related Prospectus Supplement. The entity serving as Servicer may be Triad or an affiliate of Triad and may have other business relationships with Triad or Triad's affiliates. The Servicer with respect to each Series will service the Receivables contained in the Trust for such Series. Any Servicer may delegate its servicing responsibilities to one or more subservicers, but will not be relieved of its liabilities with respect thereto.

    The Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Servicing Agreement. An uncured breach of such a representation or warranty that in any respect materially and adversely affects the interests of the Securityholders will constitute a Servicer Termination Event (as hereinafter defined) by the Servicer under the related Servicing Agreement.

    A Servicing Agreement may contain provisions providing for a backup servicer (a "Backup Servicer") to serve as successor servicer in the event the Servicer is terminated or resigns as Servicer pursuant to the terms of such Servicing Agreement. A Backup Servicer will receive a fee on each Payment Date for agreeing to stand by as successor Servicer and for performing certain other functions. If the Backup Servicer becomes the Servicer under a Servicing Agreement, it will receive compensation as a Servicer in an amount set forth in such Servicing Agreement.

SERVICING PROCEDURES

    Each Servicing Agreement will provide that the Servicer will make reasonable efforts to collect all payments due with respect to the Receivables which are part of the Trust and will continue such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself and others, in a manner consistent with the related Servicing Agreement. If the Servicer determines that eventual payment in full of a Receivable is unlikely, the Servicer will follow its normal collection practices and procedures, including the repossession and disposition of the Financed Vehicle securing the Receivable at a public or private auction, or the taking of any other action permitted by applicable law.

    The material aspects of any particular Servicer's collections and other relevant procedures will be set forth in the related Prospectus Supplement.

SERVICING COMPENSATION


    As described in the related Prospectus Supplement with respect to any Series of securities issued by a Trust, the Servicer will be entitled to receive a servicing fee for each Collection Period (the "Servicing Fee") in an amount equal to a specified percentage per annum (as set forth in the related Prospectus Supplement, the "Servicing Fee Rate") of the value of the assets of the Trust Property, generally as of the first day of such Collection Period. Each Prospectus Supplement and Servicing Agreement will specify the priority of distributions with respect to the Servicing Fee (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates). Generally, the Servicing Fee will be paid prior to any distribution to the related Securityholders.

    The Servicer will also collect and retain any late fees, prepayment charges, and other administrative fees or similar charges allowed by applicable law with respect to the Receivables. Payments by or on behalf of Obligors will be allocated to scheduled payments, late fees and other charges and principal and interest in accordance with the Servicer's normal practices and procedures.

    The Servicing Fee will compensate the Servicer for performing the functions of a third-party servicer of similar types of receivables as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the related Receivables, investigating delinquencies, sending billing statements to Obligors, reporting tax information to Obligors, paying costs of collection and disposition of defaults, and policing the collateral. In addition, the Servicing Fee also will compensate the Servicer for administering the related Receivables, including accounting for collections, furnishing statements to the applicable Trustee and the applicable Indenture Trustee, if any, with respect to distributions. The Servicer will also be reimbursed for certain taxes, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the Receivables.

DISTRIBUTIONS

    With respect to each Series of Securities, beginning on the Payment Date specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal or interest only) on each Class of such Securities entitled thereto will be made by the applicable Trustee to the holders of Notes (the "Noteholders") and by the applicable Trustee to the holders of Certificates (the "Certificateholders") of such Series. The timing, calculation, allocation, order, source, priorities of and requirements for all distributions to each class of Securityholders of such Series will be set forth in the related Prospectus Supplement.

    With respect to each Series of Securities, Credit Enhancement, such as a reserve account, may be available to cover any shortfalls in the amount available for distribution on a Payment Date, to the extent specified in the related Prospectus Supplement. As more fully described in the related Prospectus Supplement, and unless otherwise specified therein, distributions in respect of principal of a Class of Securities of a given Series will be subordinate to distributions in respect of interest on such Class, and distributions in respect of the Certificates of such Series may be subordinate to payments in respect of the Notes of such Series.

CREDIT AND CASH FLOW ENHANCEMENTS

    The amounts and types of Credit Enhancement arrangements, if any, and the provider thereof, if applicable, with respect to each Class of Securities of a given Series will be set forth in the related Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, Credit Enhancement may be in the form of a Policy, subordination of one or more Classes of Securities, reserve accounts, overcollateralization, letters of credit, credit or liquidity facilities, third party payments or other support, surety bonds, guaranteed cash deposits or such other arrangements as may be described in the related Prospectus Supplement or any combination of two or more of the foregoing. If specified in the applicable Prospectus Supplement, Credit Enhancement for a Class of Securities may cover one or more other Classes of Securities of the same Series, and Credit Enhancement for a Series of Securities may cover one or more other Series of Securities.

    The presence of Credit Enhancement for the benefit of any Class or Series of Securities is intended to enhance the likelihood of receipt by the Securityholders or such Class or Series of the full amount of principal and interest due thereon and to decrease the likelihood that such Securityholders will experience losses. As more specifically provided in the related Prospectus Supplement, the Credit Enhancement for a Class or Series of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and interest thereon. If losses occur which exceed the amount covered by any Credit Enhancement or which are not covered by any Credit Enhancement, Securityholders of any Class or Series will bear their allocable share of deficiencies, as described in the related Prospectus Supplement. In addition, if a form of Credit Enhancement covers more than one Series of Securities, Securityholders of any such Series will be subject to the risk that such Credit Enhancement will be exhausted by the claims of Securityholders of other Series.

STATEMENTS TO TRUSTEES

    Prior to each Payment Date with respect to each Series of Securities, the Servicer will provide to the applicable Trustee and Credit Enhancer as of the close of business on the last day of the preceding related Collection Period a statement setting forth substantially the same information as is required to be provided in the periodic reports provided to Securityholders of such Series described under "Description of the Securities--Reports to Securityholders".

EVIDENCE AS TO COMPLIANCE

    Each Servicing Agreement will provide that a firm of nationally recognized independent certified public accountants will furnish to the related Trust and/or the applicable Trustee and Credit Enhancer (if any), annually, a statement to the effect that such firm has audited the books and records of the Servicer and issued its report thereon for the fiscal year.

    Each Servicing Agreement will also provide for the annual delivery to the related Trust and/or the applicable Trustee of a certificate signed by an officer of the Servicer stating that the Servicer either has fulfilled its obligations under such, to such officer's knowledge, Servicing Agreement in all material respects throughout the preceding 12 months (or, in the case of the first such certificate, the period from the applicable Closing Date) or, if there has been a default in the fulfillment of any such obligation in any material respect, describing each such default. The Servicer also will agree to give each Trustee notice of certain Servicer Termination Events under the related Servicing Agreement.

    Copies of such statements and certificates may be obtained by Securityholders by a request in writing addressed to the applicable Trustee.


MATTERS REGARDING THE SERVICERS


    The Servicing Agreement will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder, except upon determination that, by reason of a change in legal requirements, the Servicer's performance of such duties would be in violation of such legal requirements and the requisite majority of Securityholders do not elect to waive the obligations of the Servicer to perform the duties that render it legally unable to act or to delegate those duties to another Person. No such resignation will become effective until the Backup Servicer or a successor servicer has assumed the Servicer's servicing obligations and duties under the Servicing Agreement. In the event Triad resigns as Servicer or is terminated as Servicer, the Backup Servicer, if any, will agree to assume the servicing obligations and duties under the Servicing Agreement.

    Except as otherwise provided in the related Prospectus Supplement, each Servicing Agreement will further provide that neither the Servicer nor any of its respective directors, officers, employees, or agents shall be under any liability to the related Issuer, Trustee or the related Securityholders for taking any action or for refraining from taking any action pursuant to such Servicing Agreement; provided, however, that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of the Servicer's material breach of the Servicing Agreement, willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of duties.

    Under the circumstances specified in any such Servicing Agreement any entity into which the Servicer may be merged or consolidated, resulting from any merger, conversion or consolidation to which the Servicer is a party, which acquires all or substantially all of the assets of the Servicer, or succeeding to the business of the Servicer, which in any case assumes the obligations of the Servicer, will be the successor of the Servicer, under the Servicing Agreement. The Servicer may at any time perform certain specific duties as Servicer through other subcontractors.

SERVICER TERMINATION EVENT

    Except as otherwise provided in the related Prospectus Supplement, "Servicer Termination Event" under the related Trust Documents will include: (i) any failure by the Servicer to deliver to the applicable Trustee for deposit in any of the related Trust Accounts any required payment or to direct such Trustee to make any required distributions therefrom, which failure continues unremedied for more than two (2) Business Days (one Business Day with respect to payment of Purchase Amounts) after the earlier of (x) notice of such failure is given by such Trustee to the Servicer or (y) after discovery by the Servicer; (ii) the Servicer's failure or failures to satisfy any other covenant or agreement set forth in the Servicing Agreement, which failure or failures, individually or in the aggregate, materially and adversely affect the rights of the related Securityholders and remains uncured for a period of 30 days after the earlier of the date on which (a) it obtains actual knowledge of such failure and (b) written notice of such failure to the Servicer by the applicable Trustee or a specified percentage of Securityholders; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to the Servicer indicating its insolvency; and (iv) the failure by the Receivables pool to meet certain tests, including those relating to delinquencies, defaults and repossession and such results have not been deemed cured, as further specified in the related Prospectus Supplement.

RIGHTS UPON SERVICER TERMINATION EVENT

    As more fully described in the related Prospectus Supplement, as long as a Servicer Termination Event under the related Trust Documents remains unremedied, the applicable Trustee, Credit Enhancer or holders of Securities of the related Series evidencing not less than 50% of the voting rights of such then outstanding Securities may terminate all the rights and obligations of the Servicer, if any, under such Servicing Agreement, whereupon the Backup Servicer, if any, or another successor servicer appointed by such Trustee or such Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under such Trust Agreement and will be entitled to similar compensation arrangements.

WAIVER OF PAST DEFAULTS

    With respect to each Trust, unless otherwise provided in the related Prospectus Supplement and subject to the approval of any Credit Enhancer, the holders of Securities evidencing at least a majority of the voting rights of such then outstanding Securities may, on behalf of all Securityholders of the related Securities, waive any default by the Servicer in the performance of its obligations under the related Trust Documents and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with the applicable Trust Documents. No such waiver shall impair the Securityholders' rights with respect to subsequent defaults.

AMENDMENT

    As more fully described in the related Prospectus Supplement, each of the Trust Documents may be amended by the parties thereto, without the consent of the related Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Trust Documents or of modifying in any manner the rights of such Securityholders; provided that such action will not, in the opinion of counsel satisfactory to the applicable Trustee, materially and adversely affect the interests of any such Securityholder and subject to the approval of any Credit Enhancer. As may be described in the related Prospectus Supplement, the Trust Documents may also be amended by the Seller, the Servicer, and the applicable Trustee with the consent of the holders of Securities evidencing at least a majority of the voting rights of such then outstanding Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Trust Documents or of modifying in any manner the rights of such Securityholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount or priority of, or accelerate or delay the timing of, collections of payments on the related Receivables or distributions that are required to be made for the benefit of such Securityholders or (ii) reduce the aforesaid percentage of the Securities of such Series which are required to consent to any such amendment, without the consent of the Securityholders of such Series.

TERMINATION

    With respect to each Trust, the obligations of the Servicer, the Seller and the applicable Trustee pursuant to the related Trust Document will terminate upon the earlier to occur of (i) the maturity or other liquidation of the last related Receivable and the payment to Securityholders of amounts required to be paid under the Securities or Trust Documents and (ii) the payment to Securityholders of the related Series of all amounts required to be paid to them pursuant to such Trust Document and the expiration of any preference period related thereto. As more fully described in the related Prospectus Supplement, in order to avoid excessive administrative expense, the Servicer will be permitted in respect of the applicable Trust Property, unless otherwise specified in the related Prospectus Supplement, at its option to purchase from such Trust Property, as of the end of any Collection Period immediately preceding a Payment Date, if the Aggregate Principal Balance of the related Receivables is less than a specified percentage (set forth in the related Prospectus Supplement) of the initial Aggregate Principal Balance in respect of such Trust Property, all such remaining Receivables at a price equal to the aggregate of the Purchase Amounts thereof as of the end of such Collection Period. The related Securities will be redeemed following such purchase.

    As more fully described in the related Prospectus Supplement, any outstanding Notes of the related Series will be redeemed concurrently with either of the events specified above and the subsequent distribution to the related Certificateholders of all amounts required to be distributed to them pursuant to the applicable Trust Agreement may effect the prepayment of the Certificates of such Series.

                        LEGAL ASPECTS OF THE RECEIVABLES


GENERAL

    The transfer of Receivables by the Seller to the Trust pursuant to the related Pooling and Servicing Agreement or Sale and Servicing Agreement, the perfection of the security interests in the Receivables and the enforcement of rights to realize on the Financed Vehicles as collateral for the Receivables are subject to a number of federal and state laws, including the Uniform Commercial Code (the "UCC") as in effect in various states. As specified in each Prospectus Supplement, the Servicer will take such action as is required to perfect the rights of the Trustee in the Receivables. If, through inadvertence or otherwise, a third party were to purchase (including the taking of a security interest in) a Receivable for new value in the ordinary course of its business, without actual knowledge of the Trust's interest, and take possession of a Receivable, the purchaser would acquire an interest in such Receivable superior to the interest of the Trust. As further specified in each Prospectus Supplement, no action will be taken to perfect the rights of the Trustee in proceeds of any insurance policies covering individual Financed Vehicles or Obligors. Therefore, the rights of a third party with an interest in such proceeds could prevail against the rights of the Trust prior to the time such proceeds are deposited by the Servicer into a Trust Account.

SECURITY INTERESTS IN VEHICLES

    Generally, retail installment sale contracts such as the Receivables evidence the credit sale of automobiles and light-duty trucks by dealers to Obligors. The contracts also constitute personal property security agreements and include grants of security interests in the financed vehicles under the applicable UCC.

    In most states, perfection of a security interest in a motor vehicle is generally governed by the motor vehicle titling or registration laws of the state in which the vehicle is located. In most states in which the Receivables have been originated, a security interest in motor vehicles is perfected by notation of the secured party's lien on the vehicle's certificate of title and the filing of the certificate with the state motor vehicle department.


    Pursuant to each Receivables Purchase Agreement and Pooling and Servicing Agreement or Sale and Servicing Agreement, each of Triad and the Seller will sell and assign to the Seller and the Trust, respectively, its security interests in the Financed Vehicles securing the Receivables. Pursuant to an Indenture, the Issuer will assign those security interests to the Trustee, for the benefit of the Securityholders. However because of the administrative burden and expense, no steps will be taken to cause certificates of title for the Financed Vehicles to be issued or amended to show the Trustee as the new secured party on the certificates of title for the Financed Vehicles. See "Description of the Trust Documents--Sale and Assignment of Receivables."


    In most states, assignments such as those under the Receivables Purchase Agreement, the Pooling and Servicing Agreement and the Sale and Servicing Agreement are effective assignments of a security interest without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. By not identifying the Trustee as the secured party on the certificate of title, the security interest of the Issuer in the Financed Vehicles that is assigned to the Trustee could be defeated through fraud or negligence. If there are any Financed Vehicles as to which a perfected security interest was not obtained or is not maintained, the security interest of the Issuer that is assigned to the Trustee would be subordinate to, among others, the interests of subsequent purchasers of the Financed Vehicles, subsequent lenders who take security interests in such Financed Vehicles and creditors who attach or obtain judgment liens against the Financed Vehicles, and could be avoided by bankruptcy trustees and debtors in possession. In the absence of fraud or forgery by the vehicle owner or the Servicer or administrative error by governmental authorities charged with responsibility for issuing vehicle titles, the notation of Triad's security interest on the certificates of title and, if applicable, the Trustee's or Servicer's possession of the certificates of title will be sufficient to protect the Seller, the Issuer and the Trustee against the rights of subsequent purchasers of a Financed Vehicle or subsequent lenders who take a security interest in a Financed Vehicle. But the security interest of the Issuer, as assigned to the Trustee, would be subordinate to the lien of a judgment creditor and would be subject to avoidance by a bankruptcy trustee or debtor in possession. However, Triad's failure to obtain or the Servicer's failure to maintain a perfected security interest in a Financed Vehicle would constitute a breach of the warranties of Triad or the Servicer (as applicable) under the Receivables Purchase Agreement or the Pooling and Servicing Agreement or Sale and Servicing Agreement (as applicable), and would create an obligation of Triad or the Servicer under the Receivables Purchase Agreement or the Pooling and Servicing Agreement or Sale and Servicing Agreement to purchase or replace the related Receivable unless the breach is cured. See "Description of the Trust Documents--Sale and Assignment of Receivables."


    Under the laws of most states, a security interest in a vehicle that is perfected by notation on the certificate of title remains perfected for four months after a vehicle is moved from the state that issued the certificate of title to a new state, and thereafter until the vehicle is re-registered in the new state, but not beyond surrender of the certificate of title. A majority of states generally require, as part of the registration process, that an existing certificate of title for a vehicle be deposited with the application for registration. Accordingly, a secured party that is in possession of a certificate of title must surrender possession in order for the vehicle to be re-registered. In cases where the secured party is not in possession of the certificate of title, a secured party whose security interest is noted on the certificate of title may receive notice when the certificate of title is surrendered for purposes of re-registration of the vehicle. In either case, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the new state. If a vehicle is relocated to and re-registered in a state that does not require surrender of a certificate of title for registration of the motor vehicle or that does not notify secured parties of surrender of certificates of title, or in case of fraud on the part of the Obligor, re-registration could result in a loss of perfection of a security interest in the vehicle. In the ordinary course of servicing receivables, the Servicer takes steps to effect re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation. Similarly, when an Obligor sells a vehicle, the Servicer must surrender possession of the certificate of title or may receive notice as a result of its security interest being noted thereon and accordingly will have an opportunity to require satisfaction of the related Receivable before release of the security interest. Under either of the Pooling and Servicing Agreement or Sale and Servicing Agreement, the Servicer is obligated to take appropriate steps, at the Servicer's expense, to maintain perfection of security interests in the Financed Vehicles.

    Under the laws of most states, liens for repairs performed on, and for storage of, a motor vehicle and liens for certain unpaid taxes take priority over even a perfected security interest in a Financed Vehicle. The Code also grants priority to certain federal tax liens over the lien of a secured party. The laws of certain states and federal law permit the confiscation of motor vehicles under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in the confiscated motor vehicle. Triad will represent in the Receivables Purchase Agreement and the Seller will represent in the Pooling and Servicing or Sale and Servicing Agreement, as applicable, that each security interest in a Financed Vehicle is or will be prior to all other present liens (other than liens for repairs, storage or taxes) upon and security interests in such Financed Vehicle. However, liens for repairs, storage or taxes, or the confiscation of a Financed Vehicle, could arise or occur at any time during the term of a Receivable. No notice will be given to the Indenture Trustee or Securityholders if such a lien arises or confiscation occurs.

REPOSSESSION

    In the event of a default by Obligors, the holder of the retail installment sale contract has all the remedies of a secured party under the UCC of the state in which enforcement is to take place, except where specifically limited by other laws. In almost all states: (i) the UCC remedies of a secured party include the right to repossession by self-help means, unless such means would constitute a breach of the peace; (ii) unless a vehicle is voluntary surrendered, self-help repossession is the method employed by the Servicer in the majority of instances in which a default occurs and is accomplished by retaking possession of the Financed Vehicle; and (iii) in cases where the Obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the Financed Vehicle must then be repossessed in accordance with that order. In certain states under certain circumstances after the Financed Vehicle has been repossessed, the Obligor may reinstate the contract by paying the delinquent installments on the Receivable and other amounts due.

NOTICE OF SALE; REDEMPTION RIGHTS

    The UCC and other state laws require the secured party to provide the Obligor with reasonable notice of the date, time, and place of any public sale and/or the date after which any private sale of the collateral may be held. In some states, the Obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation plus reasonable expenses for repossessing, holding, and preparing the collateral for disposition and arranging for sale, plus, in some jurisdictions, reasonable attorneys' fees, (such expenses, the "Repossession Costs") or, in some other states, by payment of the unpaid balance. In other states, the Obligor has the right to reinstate the obligation by payment of delinquent installments and Repossession Costs. Repossessed Financed Vehicles are generally resold by the Servicer through automobile auctions which are attended principally by automotive dealers.

DEFICIENCY JUDGMENTS AND EXCESS PROCEEDS


    The proceeds of resale of the repossessed Financed Vehicles will be applied first to the expenses of resale and repossession, then to the satisfaction of the indebtedness of the Obligor evidenced by the Receivable, and then as may be required by law. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit such judgments. Additionally, under the laws of most states, in order for a creditor in a secured transaction to sue for a deficiency, he or she must first comply with those provisions of the UCC which govern disposition of collateral and then dispose of the collateral in a commercially reasonable manner. Any deficiency judgment would be a personal judgment against the Obligor for the shortfall, and a defaulting Obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount.


    Occasionally, after resale of a vehicle and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the lender to remit the surplus to any other holder of any subordinate lien with respect to the vehicle who has notified the lender within the specified time period or, if no such lienholder exists or there are remaining funds, the UCC requires the lender to remit the surplus to the former owner of the vehicle.

CONSUMER PROTECTION LAWS

    Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon credit sellers, lenders and servicers involved in consumer finance. These laws include the Truth in Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and state motor vehicle retail installment sales acts, retail installment sales acts and other similar laws. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These laws impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's (such as the Seller's, the Trust's or the Trustee's) ability to enforce consumer finance contracts such as the Receivables.

    The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, state statute or the common law in certain states, has the effect of subjecting a seller (and certain related lenders and their assignees) in a consumer credit transaction and any assignee of the seller (such as Triad, the Seller, the Trust or the Trustee) to all claims and defenses which the Obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the Obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due thereunder from the Obligor. The Receivables will be subject to the requirements of the FTC Rule. Accordingly, the Seller, the Trust and the Trustee will be subject to any claims or defenses that the purchaser of the Financed Vehicle may assert against the seller of the Financed Vehicle. Under most state motor vehicle dealer licensing laws, sellers of motor vehicles are required to be licensed to sell motor vehicles at retail sale. Furthermore, Federal odometer regulations promulgated under the Motor Vehicle Information and Cost Savings Act require that all sellers of new and used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If a seller is not properly licensed or if an odometer disclosure statement was not provided to the purchaser of the related Financed Vehicle, the Obligor may be able to assert a claim or defense against the seller of the vehicle, and against Triad, the Seller, the Trust or the Trustee pursuant to the FTC Rule.

    Courts have imposed general equitable principles on secured parties pursuing repossession of collateral or litigation involving deficiency balances. These equitable principles may have the effect of relieving an Obligor from some or all of the legal consequences of a default. In most states, failure to comply with the UCC's provisions regarding repossession, notice and sale of collateral, such as the Financed Vehicles, may result in the secured party being liable in damages to the debtor. The Servicer's failure to comply with these UCC provisions also could affect the enforceability of the Receivables or of the security interests in the Financed Vehicles that secure the Receivables.

    In several cases, Obligors have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the Fourteenth Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to consumers.


    Triad will represent and warrant under the Receivables Purchase Agreement and the Seller will represent and warrant under either the Pooling and Servicing Agreement or the Sale and Servicing Agreement, as applicable, that each Receivable complies with all requirements of law in all material respects. Accordingly, if an Obligor has a claim against the Trust for violation of any law and such claim materially and adversely affects the Trust's interest in a Receivable, such violation would constitute a breach of the warranties of Triad under the Receivables Purchase Agreement and/or of the warranties of the Seller under the Pooling and Servicing Agreement or Sale and Servicing Agreement, as applicable, and would create an obligation of Triad to repurchase or replace the Receivable unless the breach is cured. See "Description of the Trust Documents--Sale and Assignment of the Receivables".


OTHER LIMITATIONS

    In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a lender to realize upon collateral or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, some courts have held that a court may prevent a lender from repossessing a motor vehicle, and, as a part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the motor vehicle at the time of bankruptcy (as determined by the court), leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

                        FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the material federal income tax consequences of the purchase, ownership and disposition of the Notes and the Certificates. Dechert Price & Rhoads, special federal tax counsel for Triad ("Federal Tax Counsel"), is of the opinion that the discussion hereunder fully and fairly discloses all material federal tax risks associated with the purchase, ownership and disposition of the Notes and Certificates. The summary does not purport to deal with federal income tax consequences or special rules that are applicable to certain categories of holders. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on all of the issues discussed below. As a result, the IRS may disagree with all or a part of the discussion below. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Notes and the Certificates.

    Federal Tax Counsel will deliver separate opinions in connection with each issuance of Securities. Such opinions will be delivered at pricing.


    The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. The opinion of Federal Tax Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Notes, the Certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified herein, to each Trust and the Notes, Certificates and related terms, parties and documents applicable to such Trust.


    The federal income tax consequences to Certificateholders will vary depending on whether the Trust will be treated as a partnership under the Code, whether the Trust will be treated as a grantor trust, or whether it is intended that the Trust serve as a security device for the issuance of Certificates that are to be treated as indebtedness for federal income tax purposes. The Prospectus Supplement for each series of Certificates will specify whether the Trust will be treated as a partnership, a grantor trust, or is intended to serve as a security device as just described.

                         TRUSTS TREATED AS PARTNERSHIPS

TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

    Federal Tax Counsel will deliver its opinion that a Trust which is intended to be a partnership, as specified in the related Prospectus Supplement, will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that (1) the Trust will not have certain characteristics necessary for a business trust to be classified as an association taxable as a corporation and (2) the nature of the income of the Trust will exempt it from the rule that certain publicly traded partnerships are taxable as corporations.

    If the Trust were taxable as a corporation for federal income tax purposes, the Trust would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the Receivables, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES ISSUED BY A PARTNERSHIP

    TREATMENT OF THE NOTES AS INDEBTEDNESS. The Seller will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Federal Tax Counsel will, except as otherwise provided in the related Prospectus Supplement, advise the Trust that in its opinion the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

    TREATMENT OF ORIGINAL ISSUE DISCOUNT. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not "indexed securities" or "strip notes." Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under Treasury regulations (the "OID regulations") relating to original issue discount ("OID"), and that any OID on the Notes (I.E., any excess of the principal amount of the Notes over their issue price) does not exceed a DE MINIMIS amount (I.E., generally 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

    OID AS INTEREST INCOME. Based on the above assumptions the Notes generally will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a Note issued with a DE MINIMIS amount of OID generally must include such OID in income, on a pro rata basis, as principal payments are made on the Note. However, a holder may elect to accrue DE MINIMIS OID under a constant yield method in connection with an election to accrue all interest, discount, and premium on the Note using the constant yield method. See "Trusts Treated as Grantor Trusts--Taxation of Holders if Stripped Bond Rules Do Not Apply--Election to Treat All Interest as OID" for a discussion of such election. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

    A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

    OID TREATMENT UPON SALE OR OTHER DISPOSITION. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID, if any, and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss generally will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

    FOREIGN HOLDERS. Interest payments made (or accrued) to a Noteholder who is a Foreign Investor, as defined below, generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the Foreign Investor and the Foreign Investor (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust or the Seller is a "related person" within the meaning of the Code and (ii) provides the Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a Foreign Investor and providing the Foreign Investor's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the Foreign Investor that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

    Any gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Investor, (ii) in the case of an individual Foreign Person, the Foreign Person is not present in the United States for 183 days or more in the taxable year, and (iii) in the case of gain representing accrued interest or OID, the conditions described in the immediately preceding paragraph are satisfied.

    If the interest, gain or income on a Note held by a Foreign Investor is effectively connected with the conduct of a trade or business in the United States by the Foreign Investor (although exempt from the withholding tax previously discussed if the holder provides an appropriate and timely statement on Form 4224), the holder generally will be subject to United States federal income tax on the interest, gain or income at regular federal income tax rates. In addition, if the Foreign Investor is a foreign corporation, it may be subject to a branch profits tax equal to 30% of its "effectively connected earnings and profits" within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate under an applicable tax treaty (as modified by the branch profits tax rules).

    Proposed Treasury regulations which would be effective for payments made after December 31, 1998 if adopted in their current form would provide alternative certification requirements and means by which a Foreign Investor could claim the exemptions from federal income and withholding taxes.

    For purposes of this tax discussion, a "Foreign Person" or "Foreign Investor" is any person other than (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof,
(iii) an estate whose income is includible in gross income for United States federal income taxation regardless of source, or (iv) a trust other than a "Foreign Trust," as such term is defined in Section 7701(a)(31) of the Code.

    BACKUP WITHHOLDING. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing, among other things, the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

    POSSIBLE ALTERNATIVE TREATMENTS OF THE NOTES. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust. If so treated, the Trust might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity). Alternatively, the Trust might be treated as a publicly traded partnership that would not be taxable as a corporation if it met certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to Foreign Investors generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of Trust expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES ISSUED BY A PARTNERSHIP

    TREATMENT OF THE TRUST AS A PARTNERSHIP. The Seller and Triad will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust, the Certificates, the Notes, the Seller and Triad is not clear because there is no authority on transactions closely comparable to that contemplated herein.

    For example, because the Certificates may have certain features characteristic of debt, the Certificates might be considered debt of the Seller or the Trust. Generally, provided such Certificates are issued at or close to face value, any characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. If Certificates are issued at a substantial discount, a discussion of the relevant tax consequences will be set forth in the related Prospectus Supplement. The following discussion assumes that the Certificates represent equity interests in a partnership.

    INDEXED SECURITIES, ETC. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are "indexed securities" or "strip notes," and that a series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

    PARTNERSHIP TAXATION. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust. In certain instances, however, the Trust could have an obligation to make payments of withholding tax on behalf of a Certificateholder. See "Backup Withholding" and "Tax Consequences to Foreign Certificateholders" below. The Trust's income will consist primarily of interest and finance charges earned on the Receivables (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Receivables. The Trust's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Receivables.

    The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust income attributable to discount on the Receivables that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of Certificates over their principal amount. Based on the economic arrangement of the parties, this approach for allocating Trust income should be permissible under applicable Treasury regulations, although Federal Tax Counsel is unable to opine that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust income even if they have not received cash from the Trust to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

    All of some of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity(including an individual retirement account) may constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

    An individual taxpayer's share of expenses of the Trust (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust. Such deductions may also be subject to reduction under Section 68 of the Code if the individual's adjusted gross income exceeds certain limits.

    The Trust intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Receivable, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

    DISCOUNT AND PREMIUM. It is believed that the Receivables will not be issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust for the Receivables may be greater or less than the remaining principal balance of the Receivables at the time of purchase. If so, the Receivables will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a Receivable-by-Receivable basis.)

    If the Trust acquires the Receivables at a market discount or premium, the Trust will elect to include any such discount in income currently as it accrues over the life of the Receivables or to offset any such premium against interest income on the Receivables. As indicated above, a portion of such market discount income or premium deduction will be allocated to Certificateholders if the related Trust Agreement so provides. Any such allocation will be disclosed in the related Prospectus Supplement.

    SECTION 708 TERMINATION. Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. If such a termination occurs, the Trust will be considered to distribute its assets to the partners, who would then be treated as recontributing those assets to the Trust, as a new partnership. Proposed regulations would provide that if a termination occurs the partnership will be considered to transfer its assets and liabilities to a new partnership in exchange for interests in that new partnership which it would then be treated as transferring to its partners. The Trust will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

    DISPOSITION OF CERTIFICATES. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

    Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

    If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

    ALLOCATIONS BETWEEN SELLERS AND TRANSFEREES. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual purchase takes place.

    The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The [Affiliated] [Initial] Purchaser is authorized to revise the Trust's method of allocation between Sellers and transferees to conform to a method permitted by future regulations.

    SECTION 754 ELECTION. In the event that a Certificateholder sells its Certificates at a profit (or loss), the purchasing Certificateholder will have a higher (or lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates.

    ADMINISTRATIVE MATTERS. The Trustee is required to keep or have kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificateholder's allocable share of items of Trust income and expense to holders and the IRS on Schedule K-l. The Trust will provide the Schedule K-l information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

    Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and taxpayer identification number of such person,
(y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January
31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

    The Seller will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS with respect to partnership items. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

    TAX CONSEQUENCES TO FOREIGN CERTIFICATEHOLDERS. As discussed below, an investment in a Certificate is not suitable for any Foreign Person, as defined above, which is not eligible for a complete exemption from U.S. withholding tax on interest under a tax treaty with the United States. Accordingly, no interest in a Certificate should be acquired by or on behalf of any such Foreign Person.

    No regulations, published rulings or judicial decisions exist that would discuss the characterization for Federal withholding tax purposes with respect to a Foreign Person of a partnership with activities substantially the same as the Trust. Depending upon the particular terms of the related Trust Agreement and Sale and Servicing Agreement, a trust may be considered to be engaged in a trade or business in the United States for purposes of Federal withholding taxes with respect to non-U.S. persons. If the Trust is considered to be engaged in a trade or business in the United States for such purposes, the income of the Trust distributable to a non-U.S. person would be subject to Federal withholding tax at a rate of 35% for persons taxable as a corporation and 39.6% for all other Foreign Persons. Also, in such cases, a Foreign Person that is a corporation may be subject to the branch profits tax. If the Trust is notified that a Certificateholder is a Foreign Person, the Trust may withhold as if it were engaged in a trade or business in the United States in order to protect the Trust from possible adverse consequences of a failure to withhold. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures.

    If a Trust is engaged in a trade or business, each foreign Certificateholder will be required to file a United States federal individual or corporate income tax return (including in the case of a corporation, the branch profits tax) on its share of the Trust's income. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the Trust was not engaged in a United States trade or business. However, interest payments made to (or accrued by) a Certificateholder who is a Foreign Person may be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust and for that reason or because of the nature of the Receivables, the interest will likely not be considered "portfolio interest." See "--Tax Consequences to Holders of the Notes Issued by a Partnership--Foreign Holders" for a discussion of portfolio interests. As a result, even if the Trust is not considered to be engaged in a U.S. trade or business, Certificateholders would be subject to United States Federal income tax which must be withheld at a rate of 30% on their share of the Trust's income(without reduction for interest expense), unless reduced or eliminated pursuant to an applicable income tax treaty. If the Trust is notified that a Certificateholder is a Foreign Person, the Trust may be required to withhold and pay over such tax, which can exceed the amounts otherwise available for distribution to such a Certificateholder. A Foreign Person would generally be entitled to file with the IRS a refund claim for such withheld taxes, taking the position that the interest was portfolio interest and therefore not subject to U.S. tax. However, the IRS may disagree and no assurance can be given as to the appropriate amount of tax liability. As a result, each potential foreign Certificateholder should consult its tax advisor as to whether the tax consequences of holding an interest in a Certificate make it an unsuitable investment.

    BACKUP WITHHOLDING. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

                        TRUSTS TREATED AS GRANTOR TRUSTS

TAX CHARACTERIZATION OF THE TRUST AS A GRANTOR TRUST

    As specified in the related Prospectus Supplement, if a partnership election is not made and the Certificates are not treated as debt for federal income tax purposes as discussed below, Federal Tax Counsel will deliver its opinion that the Trust will not be classified as an association taxable as a corporation and that such Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, Grantor Trust Certificateholders will be treated for federal income tax purposes as owners of a portion of the Trust's assets as described below. The Certificates issued by a Trust that is treated as a grantor trust are referred to herein as "Grantor Trust Certificates."

    CHARACTERIZATION. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Receivables in the Trust. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

    Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Receivables in the Trust represented by Grantor Trust Certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Servicer. Under Sections 162 or 212 each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent such expenses plus such holder's other miscellaneous itemized deductions exceed two percent of such holder's adjusted gross income. Such deductions may also be limited by Code Section 68 for an individual whose adjusted gross income exceeds certain limits. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Servicer, whichever is earlier. If the servicing fees or other amounts paid to the Servicer exceed reasonable servicing compensation, the amount of such excess would be considered as an ownership interest retained by the Servicer (or any person to whom the Servicer assigned all or a portion of the servicing fees) in a portion of the interest payments on the Receivables. The Receivables would then be subject to the stripped bond rules of the Code discussed below.

TAXATION OF HOLDERS IF STRIPPED BOND RULES APPLY


    In the absence of comprehensive regulations, the tax treatment of stripped bonds is not entirely clear. The preamble to certain stripped bond regulations suggests that each purchaser of a Grantor Trust Certificate will be treated with respect to each Receivable as the purchaser of a single stripped bond consisting of all of the stripped portions of the applicable Receivable (such portions with respect to a Receivable are referred to herein as a "Stripped Bond") which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, under Treasury regulations relating to Stripped Bonds (the "Section 1286 Treasury Regulations"), if the discount on a Stripped Bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code) such Stripped Bond will be considered to have been issued with OID. See "--Original Issue Discount" herein. Based on the preamble to the Section 1286 Treasury regulations, although the matter is not entirely clear, the interest income on the Certificates at the sum of the Pass-Through Rate and the portion of the Servicing Fee Rate that does not constitute excess servicing should be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury regulations, assuming all other requirements for treatment as qualified stated interest are satisfied, and such income will be so treated in the Trustee's tax information reporting.


    ORIGINAL ISSUE DISCOUNT. When Stripped Bonds have more than a DE MINIMIS amount of OID, the special rules of the Code relating to "original issue discount" (currently Sections 1271 through 1275) will be applicable to a Grantor Trust Certificateholder's interest in those Stripped Bonds. Generally, a Grantor Trust Certificateholder that acquires an interest in a Stripped Bond issued or acquired with OID must include in gross income the sum of the "daily portions", as defined below, of the OID on such Stripped Bond for each day on which it owns a Certificate, including the date of purchase but excluding the date of disposition. Although the proper method is not entirely clear, the Trust intends to calculate the daily portions of OID with respect to a Stripped Bond generally as follows. A calculation will be made of the portion of OID that accrues on the Stripped Bond during each successive monthly accrual period (or shorter period in respect of the date of original issue or the final Distribution Date). This will be done, in the case of each full monthly accrual period, by adding (i) the present value of all remaining payments to be received on the Stripped Bond under the prepayment assumption, if any, used in respect of the Stripped Bonds and (ii) any payments received during such accrual period, and subtracting from that total the "adjusted issue price" of the Stripped Bond at the beginning of such accrual period. No representation is made that the Stripped Bonds will prepay at any prepayment assumption. The "adjusted issue price" of a Stripped Bond at the beginning of the first accrual period is its issue price (as determined for purposes of the OID rules of the Code) and the "adjusted issue price" of a Stripped Bond at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment (other than "qualified stated interest") made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under either an exact or approximate method set forth in the OID Regulations, or some other reasonable method, provided that such method is consistent with the method used to determine the yield to maturity of the Receivables.

    With respect to the Stripped Bonds, the method of calculating OID as described above will cause the accrual of OID to either increase or decrease (but never below zero) in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the Stripped Bonds.

TAXATION OF HOLDERS IF STRIPPED BOND RULES DO NOT APPLY

    PREMIUM. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each Receivable based on each Receivable's relative fair market value, so that such holder's undivided interest in each Receivable will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in Receivables at a premium may elect to amortize such premium under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is unclear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Section 171. A Grantor Trust Certificateholder that makes this election for Receivables that are construed to be acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder acquires during the year of the election or thereafter.

    If a premium is not subject to amortization using a reasonable prepayment assumption or it prepays faster than the prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a Receivable prepays in full, equal to the difference between the portion of the prepaid principal amount of such Receivable that is allocable to the Grantor Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate that is allocable to such Receivable.

    MARKET DISCOUNT. A Grantor Trust Certificateholder that acquires an undivided interest in Receivables may be subject to the market discount rules of Sections 1276 through 1278 to the extent an undivided interest in a Receivable is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Receivable allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Receivable will be considered to be zero if the amount allocable to the Receivable is less than 0.25% of the Receivable's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

    The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

    The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Because the regulations described above have not been issued, Federal Tax Counsel is unable to opine as to what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount.

    A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

    ELECTION TO TREAT ALL INTEREST AS OID. The OID regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount (including DE MINIMIS market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Grantor Trust Certificateholder owns or acquires. See "--Premium" herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable.

TAXATION OF HOLDERS REGARDLESS OF WHETHER STRIPPED BOND RULES APPLY

    SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Subject to the discussion of market discount above, such gain or loss generally will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (currently more than one year).

    Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.


    NON-U.S. PERSONS. To the extent that a Grantor Trust Certificate evidences ownership in underlying Receivables that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Section 1441 or 1442 to (i) an owner that is a Foreign Person or (ii) a Grantor Trust Certificateholder holding on behalf of an owner that is a Foreign Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of such a Grantor Trust Certificate also will be subject to federal income tax at the same rate. Generally, such payments would be considered portfolio interest and would not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in Receivables issued after July 18, 1984, if such Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Grantor Trust Certificateholder under penalties of perjury, certifying that such Grantor Trust Certificateholder is the beneficial owner, is not a U.S. Person and providing the name and address of such Grantor Trust Certificateholder). Additional restrictions apply to Receivables where the Obligor is not a natural person in order to qualify for the exemption from withholding. See "--Tax Consequences to Holders of the Notes Issued by a Partnership--Foreign Holders" for a discussion of when interest will constitute portfolio interest.

    INFORMATION REPORTING AND BACKUP WITHHOLDING. The Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Grantor Trust Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

CERTAIN CERTIFICATES TREATED AS INDEBTEDNESS

    Upon the issuance of Certificates that are intended to be treated as indebtedness for federal income tax purposes, Federal Tax Counsel will opine that based upon its analysis of the factors discussed below and certain assumptions and qualifications the Certificates will be treated as indebtedness for federal income tax purposes. However, opinions of counsel are not binding on the IRS and there can be no assurance that the IRS could not successfully challenge this conclusion. Such Certificates that are intended to be treated as indebtedness are herein referred to as "Debt Certificates" and holders of such Certificates are herein referred to as "Debt Certificateholders."

    The Seller will express in the Trust Documents its intent that for federal, state and local income and franchise tax purposes, the Debt Certificates will be indebtedness secured by the Receivables. The Seller agrees and each Debt Certificateholder, by acquiring an interest in a Debt Certificate, agrees or will be deemed to agree to treat the Debt Certificates as indebtedness for federal state and local income or franchise tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transactions contemplated by the Trust Documents, the Seller expects to treat such transactions, for regulatory and financial accounting purposes, as a sale of ownership interests in the Receivables and not as debt obligations.

    In general, whether for federal income tax purposes a transaction constitutes a sale of property or a loan the repayment of which is secured by the property, is a question of fact, the resolution of which is based upon the economic substance of the transaction. The form of a transaction, while a relevant factor, is not conclusive evidence of its economic substance. Inappropriate circumstances, the courts have allowed taxpayers, as well as the IRS to treat a transaction in accordance with its economic substance, as determined under federal income tax laws, notwithstanding that the participants characterize the transaction differently for non-tax purposes. In some instances, however, courts have held that a taxpayer is bound by a particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. It is expected that Federal Tax Counsel will advise that the rationale of those cases will not apply to the transactions evidenced by a series of Debt Certificates.


    While the IRS and the courts have set forth several factors to be taken into account in determining whether the substance of a transaction is a sale of property or a secured indebtedness for federal income tax purposes, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the economic benefits of ownership thereof. Federal Tax Counsel will analyze and rely on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the Receivables has not been transferred to the Debt Certificateholders and that the Debt Certificates are properly characterized as indebtedness for federal income tax purposes. Contrary characterizations that could be asserted by the IRS are described below under "--Possible Classification of the Transaction as a Partnership or as an Association Taxable as a Corporation."

TAXATION OF INCOME OF DEBT CERTIFICATEHOLDER

    As set forth above, it is expected that Federal Tax Counsel will advise the Seller that the Debt Certificates will constitute indebtedness for Federal income tax purposes, and accordingly, holders of Debt Certificates generally will be taxed in the manner described above in "Trusts Treated as Partnerships--Tax Consequences to Holders of Notes Issued by a Partnership."

    If the Debt Certificates are issued with OID that is more than a de minimis amount as defined in the Code and Treasury regulations (see "Trusts Treated as Partnerships--Tax Consequences to Holders of Notes Issued by a Partnership") a United States holder of a Debt Certificate (including a cash basis holder) generally would be required to accrue the OID on its interest in a Certificate in income for federal income tax purposes on a constant yield basis, resulting in the inclusion of OID in income in advance of the receipt of cash attributable to that income. Under section 1272(a)(6) of the Code, special provisions apply to debt instruments on which payments may be accelerated due to prepayments of other obligations securing those debt instruments. However, no regulations have been issued interpreting those provisions, and the manner in which those provisions would apply to the Debt Certificates is unclear. Additionally, the IRS could take the position based on Treasury regulations that none of the interest payable on a Debt Certificate is "unconditionally payable" and hence that all of such interest should be included in the Debt Certificate's stated redemption price at maturity. Accordingly, Federal Tax Counsel is unable to opine as to whether interest payable on a Debt Certificate constitutes "qualified stated interest" that is not included in a Certificate's stated redemption price at maturity. Consequently, prospective investors in Debt Certificates should consult their own tax advisors concerning the impact to them in their particular circumstances. The Prospectus Supplement will indicate whether the Trust intends to treat the interest on the Certificates as "qualified stated interest".

TAX CHARACTERIZATION OF TRUST

    Consistent with the treatment of the Debt Certificates as indebtedness, the Trust will be treated as a security device to hold Receivables securing the repayment of the Debt Certificates. In connection with the issuance of Debt Certificates of any series, Federal Tax Counsel will render an opinion that, based on the assumptions and qualifications set forth therein, under then current law, the issuance of the Debt Certificates of such series will not cause the applicable Trust to be characterized for Federal income tax purposes as an association (or publicly traded partnership) taxable as a corporation.

POSSIBLE CLASSIFICATION OF THE TRANSACTION AS A PARTNERSHIP OR AS AN ASSOCIATION
  TAXABLE AS A CORPORATION

    The opinion of Federal Tax Counsel with respect to Debt Certificates will not be binding on the courts or the IRS. It is possible that the IRS could assert that, for federal income tax purposes, the transactions contemplated constitute a sale of the Receivables (or an interest therein) to the Debt Certificateholders and that the proper classification of the legal relationship between the Seller and some or all of the Debt Certificateholders resulting from the transactions is that of a partnership (including a publicly traded partnership), a publicly traded partnership taxable as a corporation, or an association taxable as a corporation. The Seller currently does not intend to comply with the federal income tax reporting requirements that would apply if any Classes of Debt Certificates were treated as interests in a partnership or corporation.

    If a transaction were treated as creating a partnership between the Seller and the Debt Certificateholders, the partnership itself would not be subject to federal income tax (unless it were characterized as a publicly traded partnership taxable as a corporation); rather, the partners of such partnership, including the Debt Certificateholders, would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of a Debt Certificate could differ if the Debt Certificates were held to constitute partnership interests, rather than indebtedness. Moreover, unless the partnership were treated as engaged in a trade or business, an individual's share of expenses of the partnership would be miscellaneous itemized deductions that, in the aggregate, are allowed as deductions only to the extent they exceed two percent of the individual's adjusted gross income, and would be subject to reduction under Section 68 of the Code if the individual's adjusted gross income exceeded certain limits. As a result, the individual might be taxed on a greater amount of income than the stated rate on the Debt Certificates. Finally, all or a portion of any taxable income allocated to a Debt Certificateholder that is a pension, profit-sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) may, under certain circumstances, constitute "unrelated business taxable income" which generally would be taxable to the holder under the Code.

    If it were determined that a transaction created an entity classified as an association or as a publicly traded partnership taxable as a corporation, the Trust would be subject to federal income tax at corporate income tax rates on the income it derives from the Receivables, which would reduce the amounts available for distribution to the Debt Certificateholders. Such classification may also have adverse state and local tax consequences that would reduce amounts available for distribution to Debt Certificateholders. Moreover, distributions on Debt Certificates that are recharacterized as equity in an entity taxable as a corporation would not be deductible in computing the entity's taxable income, and cash distributions on such Debt Certificates generally would be treated as dividends for tax purposes to the extent of such deemed corporation's earnings and profits.

FOREIGN INVESTORS

    If the IRS were to contend successfully that the Debt Certificates are interests in a partnership and if such partnership were considered to be engaged in a trade or business in the United States, the partnership would be subject to a withholding tax on income of the Trust that is allocable to a Foreign Investor and such Foreign Investor would be credited for his or her share of the withholding tax paid by the partnership. In such case, the holder generally would be subject to United States federal income tax at regular income tax rates, and possibly a branch profits tax in the case of a corporate holder.

    Alternatively, although there may be arguments to the contrary, if such partnership is not considered to be engaged in a trade or business within the United States and if income with respect to the Debt Certificates is not otherwise effectively connected with the conduct of a trade or business in the United States by the Foreign Investor, the Foreign Investor would be subject to United States income tax and withholding at a rate of 30% (unless reduced by an applicable tax treaty) on the holder's distributive share of the partnership's interest income. See "Trusts Treated as Partnerships--Tax Consequences to Holders of the Certificates Issued by the Partnership--Tax Consequences to Foreign Certificateholders" for a more detailed discussion of the consequences of an equity investment by a Foreign Investor in an entity characterized as a partnership.

    If the Trust were taxable as a corporation, distribution to foreign investors, to the extent treated as dividends, would generally be subject to withholding at the rate of 30% unless such rate were reduced or eliminated by an applicable income tax treaty.

                            STATE AND LOCAL TAXATION

    The discussion above does not address the tax treatment of a Trust, the Certificates, the Notes or the holders of Certificates or Notes of any series under state and local tax laws. Prospective investors are urged to consult their own tax advisors regarding state and local tax treatment of the Trust, the Certificates, the Notes and the consequences of purchase, ownership or disposition of the Certificates and Notes under any state or local tax law.

                              ERISA CONSIDERATIONS

    The Prospectus Supplement for each Series of Securities will summarize, subject to the limitations discussed therein, considerations under ERISA relevant to the purchase of such Securities by employee benefit plans and individual retirement accounts.

                              PLAN OF DISTRIBUTION

    The Securities offered hereby and by the related Prospectus Supplement will be offered in Series through one or more of the methods described below. The Prospectus Supplement prepared for each Series will describe the method of offering being utilized for that Series and will state the public offering or purchase price of such Series and the net proceeds to the Seller from such sale.

    Triad intends that Securities will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular Series of Securities may be made through a combination of two or more of these methods. Such methods are as follows:

        1. By negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

        2.  By placements by Triad with institutional investors through dealers;

        3.  By direct placements by Triad with institutional investors; and

        4.  By competitive bid.

    In addition, if specified in the related Prospectus Supplement, a Series of Securities may be offered in whole or in part in exchange for the Receivables (and other assets, if applicable) that would comprise the Trust Property in respect of such Securities.

    If one or more underwriters or groups of underwriters (the "Underwriters") are used in a sale of any Securities (other than in connection with an underwriting on a best efforts basis), such Securities will be acquired by the Underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The Securities will be set forth on the cover of the Prospectus Supplement relating to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

    In connection with the sale of the Securities, Underwriters may receive compensation from Triad or from purchasers of the Securities in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Securities may be deemed to be underwriters in connection with such Securities, and any discounts or commissions received by them from Triad and any profit on the resale of Securities by them may be deemed to be underwriting discounts and commissions under the Securities Act. The Prospectus Supplement will describe any such compensation paid by Triad.

    It is anticipated that the underwriting agreement pertaining to the sale of any Series of Securities will provide that the obligations of the Underwriters will be subject to certain conditions precedent, that the Underwriters will be obligated to purchase all such Securities if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, Triad will indemnify the several Underwriters and the Underwriters will indemnify Triad against certain civil liabilities, including liabilities under the Securities Act or will contribute to payments required to be made in respect thereof.

    The Prospectus Supplement with respect to any Series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between Triad and purchasers of Securities of such Series.

    Purchasers of Securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Securities. Holders of Securities should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                 LEGAL MATTERS

    Certain legal matters relating to the issuance of the Securities of any Series, including certain federal and state income tax consequences with respect thereto, will be passed upon by Dechert Price & Rhoads, New York, New York, or other counsel specified in the related Prospectus Supplement.

                             FINANCIAL INFORMATION

    Certain specified Trust Property will secure each Series of Securities. No Trust will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust Property will be included in this Prospectus or in the related Prospectus Supplement.

    A Prospectus Supplement may contain the financial statements of the related Credit Enhancer, if any.

                             INDEX OF DEFINED TERMS

    Set forth below is a list of the defined terms used in this Prospectus and the pages on which the definitions of such terms may be found herein.


Accrual Securities..............................................................           3
ACS.............................................................................          22
Aggregate Principal Balance.....................................................          23
Backup Servicer.................................................................          32
Cede............................................................................           8
CEDEL Participants..............................................................          27
Certificateholders..............................................................          33
Certificates....................................................................        i, 1
CFN.............................................................................          23
Class...........................................................................           i
Closing Date....................................................................           7
Code............................................................................          41
Collection Account..............................................................          31
Collection Period...............................................................           3
Commission......................................................................          ii
Contracts.......................................................................       i, 21
Cooperative.....................................................................          27
Correspondents..................................................................          18
Credit Enhancement..............................................................          17
Credit Enhancer.................................................................           9
Debt Certificateholders.........................................................          52
Debt Certificates...............................................................          52
Definitive Securities...........................................................          28
Depositaries....................................................................          26
Direct Participants.............................................................          16
DTC.............................................................................           8
ERISA...........................................................................          10
Euroclear Participants..........................................................          27
Euroclear Operator..............................................................          27
Exchange Act....................................................................      ii, 10
Federal Tax Counsel.............................................................      10, 41
Financed Vehicles...............................................................        i, 5
Foreign Investor................................................................          43
Foreign Person..................................................................          43
Forward Purchase Agreement......................................................          29
FTC Rule........................................................................          40
Grantor Trust Certificates......................................................          48
Indenture.......................................................................           1
Indenture Trustee...............................................................           1
Indirect Participants...........................................................          16
Initial Receivables.............................................................           8
Insolvency Laws.................................................................          14
Interest Rate...................................................................       ii, 3
Investment Income...............................................................   8, 12, 30
IRS.............................................................................          41
Issuer..........................................................................    i, 1, 19
Lockbox Account.................................................................          31
Lockbox Bank....................................................................          31
Non-prime Borrowers.............................................................          21
Noteholders.....................................................................          33
Notes...........................................................................        i, 1
OID.............................................................................          42
OID Regulations.................................................................          42

Pass-Through Rate...............................................................          ii
Participants....................................................................          26
Payment Date....................................................................           2
Policy..........................................................................           i
Pool Factor.....................................................................          22
Precomputed Receivables.........................................................           6
Pre-Funded Amount...............................................................           7
Pre-Funding Account.............................................................           7
Pre-Funding Period..............................................................           8
Prospectus Supplement...........................................................           i
Purchase Amounts................................................................          29
Rating Agencies.................................................................          10
Receivables.....................................................................        i, 5
Receivables Purchase Agreement..................................................          18
Record Date.....................................................................           2
Registration Statement..........................................................          ii
Relief Act......................................................................          17
Repossession Costs..............................................................          39
Residual Interest...............................................................           4
Rule of 78s.....................................................................       5, 19
Rules...........................................................................          27
Section 1286 Treasury Regulations...............................................          49
Securities......................................................................           i
Securities Act..................................................................          ii
Security Balance................................................................           3
Securityholders.................................................................           2
Seller..........................................................................           1
Senior Securities...............................................................           4
Series..........................................................................           i
Servicer........................................................................        i, 1
Servicer Termination Event......................................................          35
Servicing Agreement.............................................................           2
Servicing Fee...................................................................          32
Servicing Fee Rate..............................................................          32
Servicing Portfolio.............................................................          11
Short-Term Note.................................................................          42
Simple Interest Receivables.....................................................       6, 20
Sponsor.........................................................................           1
Stripped Bond...................................................................          49
Strip Securities................................................................           3
Subordinate Securities..........................................................           4
Subsequent Receivables..........................................................           7
Subsequent Transfer Date........................................................          13
Subservicer.....................................................................           1
Terms and Conditions............................................................          28
Triad...........................................................................        i, 1
Trust...........................................................................        i, 1
Trust Accounts..................................................................          32
Trust Agreement.................................................................           1
Trust Documents.................................................................           2
Trustee.........................................................................        1, 2
Trust Property..................................................................        i, 1
UCC.............................................................................          37
Underwriters....................................................................           5

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE SELLER OR BY THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE TRUST OR THE RECEIVABLES SINCE SUCH DATE.
                            ------------------------

                               TABLE OF CONTENTS


                          PROSPECTUS SUPPLEMENT                             PAGE
                                                                            ----
Available Information.....................................................    ii
Incorporation Of Certain Documents By Reference...........................    ii
Reports To Securityholders................................................    ii
Summary...................................................................   S-1
Risk Factors..............................................................  S-11
Trust Property............................................................  S-13
Triad and the Seller......................................................  S-14
Triad's Automobile Financing Program......................................  S-14
The Backup Servicer.......................................................  S-20
The Receivables...........................................................  S-20
Yield Considerations......................................................  S-25
Use Of Proceeds...........................................................  S-25
The Trust.................................................................  S-25
The Notes.................................................................  S-26
Ratings...................................................................  S-36
Registration of Notes.....................................................  S-36
The Transaction Documents.................................................  S-37
Federal Income Tax Consequences...........................................  S-42
State Tax Consequences....................................................  S-45
ERISA Considerations......................................................  S-45
Underwriting..............................................................  S-47
Legal Matters.............................................................  S-47
Glossary..................................................................  S-48
Index Of Terms............................................................  S-51



                                PROSPECTUS
Prospectus Supplement.....................................................    ii
Available Information.....................................................    ii
Incorporation Of Certain Documents By Reference...........................    ii
Reports To Securityholders................................................   iii
Summary Of Terms..........................................................     1
Risk Factors..............................................................    11
The Trust Property........................................................    17
Acquisition Of Receivables By The Seller..................................    18
The Issuers...............................................................    18
The Receivables...........................................................    19
Triad's Automobile Financing Program......................................    21
Pool Factors..............................................................    22
Use Of Proceeds...........................................................    23
Triad And The Seller......................................................    23
The Trustee...............................................................    24
Description Of The Securities.............................................    24
Forward Commitments; Pre-Funding..........................................    29
Description Of The Trust Documents........................................    30
Legal Aspects Of The Receivables..........................................    37
Federal Income Tax Consequences...........................................    41
State and Local Taxation..................................................    54
ERISA Considerations......................................................    55
Plan Of Distribution......................................................    55
Legal Matters.............................................................    56
Financial Information.....................................................    56
Index Of Defined Terms....................................................    57
Information Not Required In Prospectus....................................  II-1
Signatures................................................................  II-4
Exhibit Index.............................................................  II-5


                                $[            ]

                                   TRIAD AUTO
                               RECEIVABLES TRUST
                                   199[ ]-[ ]

                  TRIAD FINANCIAL SPECIAL PURPOSE CORPORATION

                                     SELLER

                          TRIAD FINANCIAL CORPORATION
                                    SERVICER

                         ------------------------------

                             PROSPECTUS SUPPLEMENT

                         ------------------------------

                                 [UNDERWRITER]

                                     [DATE]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

    Set forth below is an estimate of the amount of fees and expenses (other than underwriting discounts and commissions) to be incurred in connection with the offering of the Securities being registered under this Registration Statement.

SEC Filing Fee........................................................  $
Trustee's Fees and Expenses*..........................................
Legal Fees and Expenses*..............................................
Accounting Fees and Expenses*.........................................
Printing and Engraving Expenses*......................................
Blue Sky Qualification and Legal
  Investment Fees and Expenses*.......................................
Rating Agency Fees*...................................................
Certificate Insurer's Fee*............................................
Miscellaneous*........................................................
                                                                              ---
      TOTAL...........................................................  $
                                                                              ---
                                                                              ---

------------------------

*   Estimated in accordance with Item 511 of Regulation S-K.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    INDEMNIFICATION. Under the laws which govern the organization of the registrant, the registrant has the power and in some instances may be required to provide an agent, including an officer or director, who was or is a party or is threatened to be made a party to certain proceedings, with indemnification against certain expenses, judgments, fines, settlements and other amounts under certain circumstances.

    Article IV of the Second Amended and Restated Articles of Incorporation and
Section 7 of Article V of the Amended and Restated By-Laws of Triad Financial Corporation (the "Company") provide that all officers and directors of the Company shall be indemnified by the Company to the fullest extent permissible under the California Corporations Code from and against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such person's status as an agent of the Company.

    The form of the Underwriting Agreement, filed as Exhibits 1.1 to this Registration Statement, provide that Triad will indemnify and reimburse the underwriter(s) and each controlling person of the underwriter(s) with respect to certain expenses and liabilities, including liabilities under the 1933 Act or other federal or state regulations or under the common law, which arise out of or are based on certain material misstatements or omissions in the Registration Statement. In addition, the Underwriting Agreement provides that the underwriter(s) will similarly indemnify and reimburse Triad with respect to certain material misstatements or omissions in the Registration Statement which are based on certain written information furnished by the underwriter(s) for use in connection with the preparation of the Registration Statement.

ITEM 16.  EXHIBITS


     *1.1  Form of Underwriting Agreement.

    **3.1  Second Amended and Restated Articles of Incorporation of the Sponsor.

    **3.2  Amended and Restated By-Laws of the Sponsor.

    **4.1  Form of Indenture between the Trust and the Indenture Trustee.

    **4.2  Form of Pooling and Servicing Agreement.

    **4.3  Form of Sale and Servicing Agreement.

    **4.4  Form of Trust Agreement.

    **5.1  Opinion of Dechert Price & Rhoads with respect to legality.

    **8.1  Opinion of Dechert Price & Rhoads with respect to tax matters.

   **10.1  Form of Receivables Purchase Agreement.

   **23.1  Consents of Dechert Price & Rhoads are included in its opinions filed as Exhibits
             5.1 and 8.1 hereto.


------------------------

 *  To be filed by amendment.


**  Filed herewith.


ITEM 17.  UNDERTAKINGS.

    A. Undertaking in respect of indemnification.

    Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described above in Item 15, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by them is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

    B.  Undertaking pursuant to Rule 415.

    The Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

            (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

           (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement; provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Issuer pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    C.  Undertaking in respect of incorporation by reference.

    The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    D. Undertaking pursuant to Rule 430A.

    The Registrant hereby undertakes:

        (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in Reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (and that the security rating requirement will be met by the time of sale) and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Huntington Beach, state of California, on the 11th day of February, 1999.


                                TRIAD FINANCIAL CORPORATION

                                By:              /s/ JAMES M. LANDY
                                     -----------------------------------------
                                                   James M. Landy
                                              CHIEF EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

      /s/ JAMES E. MOORE
------------------------------  Director                     February 11, 1999
        James E. Moore

     /s/ JEROME PERELSON
------------------------------  Director                     February 11, 1999
       Jerome Perelson

                                Executive Vice President,
      /s/ HELEN R. KRAUS          Principal Accounting
------------------------------    Officer, Secretary and     February 11, 1999
        Helen R. Kraus            Director

                                Chief Executive Officer,
      /s/ JAMES M. LANDY          Principal Financial
------------------------------    Officer                    February 11, 1999
        James M. Landy            and Director

                                 EXHIBIT INDEX


 EXHIBIT
---------
     *1.1  Form of Underwriting Agreement.

    **3.1  Second Amended and Restated Articles of Incorporation of the Sponsor.

    **3.2  Amended and Restated Bylaws of the Sponsor.

    **4.1  Form of Indenture between the Trust and the Indenture Trustee.

    **4.2  Form of Pooling and Servicing Agreement.

    **4.3  Form of Sale and Servicing Agreement.

    **4.4  Form of Trust Agreement.

    **5.1  Opinion of Dechert Price & Rhoads with respect to legality.

    **8.1  Opinion of Dechert Price & Rhoads with respect to tax matters.

   **10.1  Form of Receivables Purchase Agreement.

   **23.1  Consent of Dechert Price & Rhoads (included in Exhibits 5.1 and 8.1).


------------------------

*   To be filed by amendment.


**  Filed herewith.